UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04085

Fidelity Income Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Government Income Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(5.76)%	1.11%	1.61%
Class M (incl. 4.00% sales charge)	(5.85)%	1.11%	1.62%
Class C (incl. contingent deferred sales charge)	(3.57)%	1.15%	1.41%
Fidelity® Government Income Fund	(1.56)%	2.25%	2.35%
Class I	(1.59)%	2.22%	2.30%
Class Z	(1.55)%	2.29%	2.34%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Government Income Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Government Bond Index performed over the same period.

Period Ending Values
$12,621	Fidelity® Government Income Fund
$12,769	Bloomberg U.S. Government Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:   For the fiscal year ending August 31, 2021, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of -2.61% to -1.55%, net of fees, compared with the -2.02% return of the Bloomberg 75% U.S. Government/25% U.S. Mortgage-Backed Securities Blend Index. In managing the fund, we attempted to exploit market inefficiencies and identify attractively valued securities in accordance with our longer-term strategy. We added the most value with our positioning among mortgage-backed securities (MBS). Specifically, the fund’s underweighting in 30-year Fannie Mae and Freddie Mac MBS with coupons of 1.5% and 2% aided relative performance, as did individual picks among 2.5% coupons. Also, an overweight and security selection among 3.5% coupon bonds issued by government agencies worked to the fund’s advantage. Among Ginnie Mae securities, an overweight in coupons of 3.5%, as well as security selection in this coupon range, contributed versus the index, as did exposure to GNMA securities with 2% coupons. Ownership of MBS made up of 15- and 20-year mortgages helped on a relative basis as well. Conversely, an underweighting in agency debentures detracted from the fund’s performance versus the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Coupon Distribution as of August 31, 2021

% of fund's investments
Zero coupon bonds	0.0
0.01 - 0.99%	24.8
1 - 1.99%	21.5
2 - 2.99%	26.1
3 - 3.99%	16.1
4 - 4.99%	5.3
5 - 5.99%	1.9
6 - 6.99%	0.1
7% and above	0.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Mortgage Securities	28.4%
CMOs and Other Mortgage Related Securities	12.6%
U.S. Treasury Obligations	65.0%
U.S. Government Agency Obligations	3.6%
Foreign Government & Government Agency Obligations	0.9%
Short-Term Investments and Net Other Assets (Liabilities)***	(10.5)%

 * Foreign investments - 0.9%

 ** Futures and Swaps - 9.6%

 *** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 68.3%
	Principal Amount (000s)	Value (000s)
U.S. Government Agency Obligations - 3.3%
Federal Farm Credit Bank 0.375% 4/8/22	109,000	109,211
Tennessee Valley Authority:
5.25% 9/15/39	$2,235	$3,224
5.375% 4/1/56	2,737	4,511
		116,946
U.S. Treasury Obligations - 64.7%
U.S. Treasury Bonds:
2% 8/15/51	59,259	60,315
2.375% 5/15/51	109,395	120,813
2.5% 2/15/45 (a)(b)(c)	141,861	158,036
2.875% 5/15/49	4,458	5,376
3% 2/15/49	95,774	118,198
4.75% 2/15/37 (a)(c)(d)(e)	55,003	79,551
U.S. Treasury Notes:
0.125% 5/31/22	136,054	136,107
0.125% 6/30/22	65,019	65,044
0.125% 7/31/22	96,300	96,338
0.125% 8/15/23	4,413	4,407
0.25% 5/15/24	4,258	4,247
0.25% 7/31/25	34,133	33,665
0.25% 9/30/25	870	856
0.25% 10/31/25	17,700	17,405
0.375% 4/30/25	236,870	235,306
1.125% 2/28/22	18,000	18,096
1.125% 8/31/28	132,011	132,362
1.25% 6/30/28	295,860	299,516
1.25% 8/15/31	112,214	111,635
1.375% 1/31/22	140,000	140,760
1.5% 9/30/24	13,631	14,083
1.5% 10/31/24	24,300	25,117
1.5% 1/31/27	26,630	27,563
1.625% 11/15/22	12,773	13,006
1.625% 9/30/26	1,028	1,071
1.75% 7/31/24	1,720	1,788
1.875% 7/31/22	37,445	38,061
2% 8/15/25	9,743	10,273
2.125% 3/31/24	88,361	92,465
2.125% 7/31/24	59,641	62,660
2.125% 5/15/25	11,929	12,610
2.25% 4/30/24	2,843	2,987
2.25% 12/31/24	6,135	6,495
2.25% 3/31/26	928	992
2.5% 2/28/26	68,418	73,878
2.625% 6/30/23	5,027	5,251
2.625% 12/31/23	26,184	27,612
3.125% 11/15/28	12,149	13,865
		2,267,810
Other Government Related - 0.3%
Private Export Funding Corp. Secured 1.75% 11/15/24	8,660	8,980
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,296,757)		2,393,736

U.S. Government Agency - Mortgage Securities - 20.1%
Fannie Mae - 0.5%
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34 (f)(g)	18	19
12 month U.S. LIBOR + 1.530% 1.91% 3/1/36 (f)(g)	73	76
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (f)(g)	14	15
12 month U.S. LIBOR + 1.550% 1.803% 5/1/44 (f)(g)	50	52
12 month U.S. LIBOR + 1.550% 1.928% 2/1/44 (f)(g)	37	39
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (f)(g)	77	81
12 month U.S. LIBOR + 1.560% 1.967% 2/1/44 (f)(g)	64	67
12 month U.S. LIBOR + 1.570% 1.82% 5/1/44 (f)(g)	4	4
12 month U.S. LIBOR + 1.570% 1.952% 4/1/44 (f)(g)	163	170
12 month U.S. LIBOR + 1.580% 1.955% 1/1/44 (f)(g)	60	62
12 month U.S. LIBOR + 1.580% 1.955% 4/1/44 (f)(g)	42	44
12 month U.S. LIBOR + 1.650% 2% 11/1/36 (f)(g)	15	16
12 month U.S. LIBOR + 1.700% 1.968% 6/1/42 (f)(g)	40	42
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (f)(g)	25	27
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (f)(g)	184	194
12 month U.S. LIBOR + 1.750% 2.111% 7/1/35 (f)(g)	26	28
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (f)(g)	34	35
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (f)(g)	116	122
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (f)(g)	34	36
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (f)(g)	61	64
12 month U.S. LIBOR + 1.810% 2.321% 9/1/41 (f)(g)	17	18
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (f)(g)	12	12
6 month U.S. LIBOR + 1.470% 1.725% 10/1/33 (f)(g)	25	26
6 month U.S. LIBOR + 1.510% 1.691% 2/1/33 (f)(g)	14	14
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (f)(g)	34	35
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (f)(g)	35	36
6 month U.S. LIBOR + 1.550% 1.776% 10/1/33 (f)(g)	12	13
6 month U.S. LIBOR + 1.560% 1.71% 7/1/35 (f)(g)	21	22
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (f)(g)	13	14
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (f)(g)	30	31
2.5% 8/1/51	1,599	1,673
3% 1/1/28 to 1/1/35	6,908	7,360
3.5% 7/1/32	3,706	3,969
4.5% 11/1/25	580	604
6% to 6% 1/1/34 to 6/1/36	1,751	2,048
6.5% 3/1/22 to 5/1/27	62	68
		17,136
Freddie Mac - 0.8%
12 month U.S. LIBOR + 1.750% 2.267% 9/1/41 (f)(g)	247	259
12 month U.S. LIBOR + 1.880% 2.13% 4/1/41 (f)(g)	6	6
12 month U.S. LIBOR + 1.880% 2.38% 10/1/41 (f)(g)	340	358
12 month U.S. LIBOR + 1.880% 2.481% 9/1/41 (f)(g)	27	29
12 month U.S. LIBOR + 1.890% 2.305% 10/1/42 (f)(g)	104	110
12 month U.S. LIBOR + 1.910% 2.16% 5/1/41 (f)(g)	40	42
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)	53	56
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)	14	14
12 month U.S. LIBOR + 1.910% 2.195% 5/1/41 (f)(g)	50	53
12 month U.S. LIBOR + 2.030% 2.566% 3/1/33 (f)(g)	3	3
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (f)(g)	137	145
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (f)(g)	19	20
U.S. TREASURY 1 YEAR INDEX + 2.310% 2.41% 2/1/36 (f)(g)	2	3
U.S. TREASURY 1 YEAR INDEX + 2.540% 2.598% 7/1/35 (f)(g)	218	231
2% 2/1/51	8,363	8,554
2.5% 7/1/51	1,047	1,095
3% 4/1/33 to 11/1/33	14,321	15,259
3.5% 7/1/32	1,217	1,304
6% 1/1/24	94	98
		27,639
Ginnie Mae - 8.9%
6% 6/15/36	1,445	1,685
2% 9/1/51 (h)	10,650	10,875
2% 9/1/51 (h)	7,875	8,041
2% 9/1/51 (h)	3,100	3,165
2% 9/1/51 (h)	6,300	6,433
2% 9/1/51 (h)	3,950	4,033
2% 9/1/51 (h)	4,400	4,493
2% 9/1/51 (h)	1,600	1,634
2% 9/1/51 (h)	3,150	3,217
2% 9/1/51 (h)	1,625	1,659
2% 9/1/51 (h)	800	817
2% 10/1/51 (h)	7,100	7,237
2% 10/1/51 (h)	7,000	7,135
2.5% 4/20/51	912	946
2.5% 9/1/51 (h)	950	985
2.5% 9/1/51 (h)	1,050	1,089
2.5% 9/1/51 (h)	800	830
3% 6/20/51	5,042	5,289
3% 9/1/51 (h)	6,100	6,377
3% 9/1/51 (h)	6,050	6,325
3% 9/1/51 (h)	3,650	3,816
3% 9/1/51 (h)	4,700	4,913
3% 9/1/51 (h)	3,200	3,345
3% 9/1/51 (h)	2,750	2,875
3% 9/1/51 (h)	23,250	24,305
3% 9/1/51 (h)	3,200	3,345
3% 9/1/51 (h)	4,700	4,913
3% 9/1/51 (h)	2,750	2,875
3% 9/1/51 (h)	9,700	10,140
3% 10/1/51 (h)	4,100	4,278
3.5% 11/20/50	3,915	4,116
3.5% 9/1/51 (h)	850	894
3.5% 9/1/51 (h)	5,500	5,787
3.5% 9/1/51 (h)	10,800	11,364
3.5% 9/1/51 (h)	1,350	1,421
3.5% 9/1/51 (h)	13,350	14,048
3.5% 9/1/51 (h)	800	842
3.5% 9/1/51 (h)	8,050	8,471
3.5% 9/1/51 (h)	4,200	4,420
3.5% 9/1/51 (h)	18,600	19,572
3.5% 9/1/51 (h)	18,550	19,520
3.5% 9/1/51 (h)	7,500	7,892
3.5% 9/1/51 (h)	3,700	3,893
3.5% 9/1/51 (h)	19,400	20,414
3.5% 9/1/51 (h)	8,000	8,418
3.5% 9/1/51 (h)	7,800	8,208
3.5% 9/1/51 (h)	7,850	8,260
3.5% 9/1/51 (h)	9,850	10,365
4% 3/20/47 to 5/20/47	6,583	7,065
4.7% 2/20/62 (f)(i)	33	33
5.47% 8/20/59 (f)(i)	1	1
		312,074
Uniform Mortgage Backed Securities - 9.9%
1.5% 9/1/51 (h)	10,200	10,026
1.5% 9/1/51 (h)	10,200	10,026
1.5% 9/1/51 (h)	3,750	3,686
1.5% 10/1/51 (h)	3,750	3,679
2% 9/1/51 (h)	150	152
2% 9/1/51 (h)	125	127
2% 9/1/51 (h)	50	51
2% 9/1/51 (h)	75	76
2% 9/1/51 (h)	50	51
2% 9/1/51 (h)	50	51
2% 9/1/51 (h)	50	51
2% 9/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2% 10/1/51 (h)	50	51
2.5% 9/1/51 (h)	6,350	6,596
2.5% 9/1/51 (h)	3,250	3,376
2.5% 9/1/51 (h)	1,650	1,714
2.5% 9/1/51 (h)	2,450	2,545
2.5% 9/1/51 (h)	17,675	18,360
2.5% 9/1/51 (h)	12,075	12,543
2.5% 9/1/51 (h)	17,400	18,074
2.5% 9/1/51 (h)	14,050	14,594
2.5% 9/1/51 (h)	1,650	1,714
2.5% 9/1/51 (h)	2,800	2,909
2.5% 10/1/51 (h)	18,150	18,816
2.5% 10/1/51 (h)	14,100	14,618
3% 9/1/51 (h)	26,450	27,667
3% 9/1/51 (h)	26,450	27,667
3% 9/1/51 (h)	26,450	27,667
3.5% 9/1/51 (h)	33,050	34,961
3.5% 9/1/51 (h)	17,300	18,300
3.5% 9/1/51 (h)	13,450	14,228
3.5% 9/1/51 (h)	29,200	30,888
3.5% 9/1/51 (h)	700	740
3.5% 9/1/51 (h)	2,900	3,068
3.5% 10/1/51 (h)	18,000	19,051
		348,429
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $702,264)		705,278

Collateralized Mortgage Obligations - 5.6%
U.S. Government Agency - 5.6%
Fannie Mae:
floater:
Series 2001-38 Class QF, 1 month U.S. LIBOR + 0.980% 1.0644% 8/25/31 (f)(g)	30	31
Series 2002-49 Class FB, 1 month U.S. LIBOR + 0.600% 0.6885% 11/18/31 (f)(g)	29	29
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.0844% 4/25/32 (f)(g)	12	12
Series 2002-75 Class FA, 1 month U.S. LIBOR + 1.000% 1.0844% 11/25/32 (f)(g)	25	25
Series 2010-15 Class FJ, 1 month U.S. LIBOR + 0.930% 1.0144% 6/25/36 (f)(g)	1,847	1,885
planned amortization class:
Series 2005-64 Class PX, 5.5% 6/25/35	260	277
Series 2005-68 Class CZ, 5.5% 8/25/35	1,698	1,923
Series 2006-45 Class OP 6/25/36 (j)	251	227
Series 2010-118 Class PB, 4.5% 10/25/40	2,025	2,255
Series 2012-149:
Class DA, 1.75% 1/25/43	322	329
Class GA, 1.75% 6/25/42	348	357
sequential payer:
Series 2003-117 Class MD, 5% 12/25/23	109	113
Series 2004-91 Class Z, 5% 12/25/34	1,685	1,880
Series 2005-117 Class JN, 4.5% 1/25/36	101	110
Series 2005-14 Class ZB, 5% 3/25/35	530	591
Series 2006-72 Class CY, 6% 8/25/26	810	875
Series 2009-59 Class HB, 5% 8/25/39	736	830
Series 2010-139 Class NI, 4.5% 2/25/40 (k)	608	29
Series 2010-39 Class FG, 1 month U.S. LIBOR + 0.920% 1.0044% 3/25/36 (f)(g)	1,295	1,330
Series 2012-27 Class EZ, 4.25% 3/25/42	2,849	3,103
Series 2016-26 Class CG, 3% 5/25/46	7,205	7,640
Freddie Mac:
floater:
Series 2530 Class FE, 1 month U.S. LIBOR + 0.600% 0.6955% 2/15/32 (f)(g)	17	17
Series 2682 Class FB, 1 month U.S. LIBOR + 0.900% 0.9955% 10/15/33 (f)(g)	895	915
Series 2711 Class FC, 1 month U.S. LIBOR + 0.900% 0.9955% 2/15/33 (f)(g)	500	510
planned amortization class:
Series 1141 Class G, 9% 9/15/21	0	0
Series 2682 Class LD, 4.5% 10/15/33	211	230
Series 3415 Class PC, 5% 12/15/37	172	192
Series 3857 Class ZP, 5% 5/15/41	2,907	3,399
Series 4135 Class AB, 1.75% 6/15/42	262	268
sequential payer:
Series 2004-2802 Class ZG, 5.5% 5/15/34	2,780	3,186
Series 2587 Class AD, 4.71% 3/15/33	713	789
Series 2877 Class ZD, 5% 10/15/34	2,122	2,367
Series 3007 Class EW, 5.5% 7/15/25	1,121	1,199
Series 3745 Class KV, 4.5% 12/15/26	2,142	2,164
Series 3871 Class KB, 5.5% 6/15/41	6,760	7,870
Series 3889 Class DZ, 4% 1/15/41	17,909	19,162
Series 3843 Class PZ, 5% 4/15/41	2,487	2,889
Freddie Mac Multi-family Structured pass-thru certificates sequential payer Series 4341 Class ML, 3.5% 11/15/31	3,023	3,215
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2008-2 Class FD, 1 month U.S. LIBOR + 0.480% 0.5684% 1/20/38 (f)(g)	88	89
Series 2008-73 Class FA, 1 month U.S. LIBOR + 0.860% 0.9484% 8/20/38 (f)(g)	643	657
Series 2008-83 Class FB, 1 month U.S. LIBOR + 0.900% 0.9884% 9/20/38 (f)(g)	529	541
Series 2009-108 Class CF, 1 month U.S. LIBOR + 0.600% 0.6955% 11/16/39 (f)(g)	392	398
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6529% 9/20/61 (f)(g)(i)	3,673	3,691
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 10/20/61 (f)(g)(i)	2,094	2,106
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 11/20/61 (f)(g)(i)	2,003	2,020
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 1/20/62 (f)(g)(i)	1,277	1,286
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 1/20/62 (f)(g)(i)	1,823	1,835
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 3/20/62 (f)(g)(i)	1,125	1,132
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7529% 5/20/61 (f)(g)(i)	22	22
Series 2013-H19:
Class FC, 1 month U.S. LIBOR + 0.600% 0.7029% 8/20/63 (f)(g)(i)	469	470
Class FD, 1 month U.S. LIBOR + 0.600% 0.7029% 8/20/63 (f)(g)(i)	945	949
Series 2014-H02 Class FB, 1 month U.S. LIBOR + 0.650% 0.7529% 12/20/63 (f)(g)(i)	21,162	21,290
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 1/20/64 (f)(g)(i)	4,825	4,850
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.4029% 3/20/65 (f)(g)(i)	52	52
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.3829% 5/20/63 (f)(g)(i)	61	61
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.3029% 4/20/63 (f)(g)(i)	38	38
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5029% 12/20/62 (f)(g)(i)	59	59
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.3384% 10/20/47 (f)(g)	2,283	2,286
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.3884% 5/20/48 (f)(g)	2,222	2,228
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.3884% 6/20/48 (f)(g)	2,787	2,790
Series 2019-115 Class FA, 1 month U.S. LIBOR + 0.450% 0.5384% 9/20/49 (f)(g)	3,950	3,993
Series 2019-98 Class FC, 1 month U.S. LIBOR + 0.450% 0.5384% 8/20/49 (f)(g)	11,173	11,261
planned amortization class:
Series 2010-31 Class BP, 5% 3/20/40	5,443	6,077
Series 2017-134 Class BA, 2.5% 11/20/46	370	385
sequential payer:
Series 2011-69 Class GX, 4.5% 5/16/40	5,673	5,827
Series 2013-H06 Class HA, 1.65% 1/20/63 (i)	34	34
Series 2013-H26 Class HA, 3.5% 9/20/63 (i)	885	890
Series 2014-H04 Class HA, 2.75% 2/20/64 (i)	1,575	1,615
Series 2014-H12 Class KA, 2.75% 5/20/64 (i)	2,182	2,213
Series 2017-139 Class BA, 3% 9/20/47	4,923	5,258
Series 2004-22 Class M1, 5.5% 4/20/34	580	768
Series 2010-169 Class Z, 4.5% 12/20/40	3,898	4,181
Series 2010-H18 Class PL, 5.01% 9/20/60 (f)(i)	41	44
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5488% 4/20/39 (f)(l)	102	106
Series 2013-H07 Class JA, 1.75% 3/20/63 (i)	177	177
Series 2015-H30 Class HA, 1.75% 9/20/62 (f)(i)	431	438
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.58% 5/20/66 (f)(g)(i)	8,988	8,931
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.43% 8/20/66 (f)(g)(i)	8,734	8,655
Series 2090-118 Class XZ, 5% 12/20/39	11,536	13,054
		194,980
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $192,883)		194,980

Commercial Mortgage Securities - 4.0%
Freddie Mac floater:
Series 2021-F104 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 1/25/31 (f)(g)	13,100	13,118
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 2/25/31 (f)(g)	20,000	20,018
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)	17,000	17,015
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)	15,700	15,714
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)	23,599	23,620
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (f)(g)	24,000	24,000
Series 2021-F119 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.26% 7/25/31 (f)(g)	28,430	28,430
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $141,845)		141,915

Foreign Government and Government Agency Obligations - 0.9%
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	38	42
5.5% 4/26/24	4,828	5,460
Ukraine Government 1.471% 9/29/21	27,711	27,732
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $32,924)		33,234
	Shares	Value (000s)

Fixed-Income Funds - 16.9%
Fidelity Mortgage Backed Securities Central Fund (m)
(Cost $558,953)	5,347,507	594,108

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.06% (n)	82,194,235	82,211
Fidelity Securities Lending Cash Central Fund 0.06% (n)(o)	31,855,539	31,859
TOTAL MONEY MARKET FUNDS
(Cost $114,068)		114,070

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4025% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	17,900	$568
Call Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4025% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	17,900	344
TOTAL PURCHASED SWAPTIONS
(Cost $1,010)			912
TOTAL INVESTMENT IN SECURITIES - 119.1%
(Cost $4,040,704)			4,178,233
NET OTHER ASSETS (LIABILITIES) - (19.1)%			(670,816)
NET ASSETS - 100%			$3,507,417

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Ginnie Mae
2% 9/1/51	$(7,100)	$(7,250)
2% 9/1/51	(7,000)	(7,148)
2.5% 9/1/51	(2,800)	(2,904)
3% 9/1/51	(26,450)	(27,651)
3% 9/1/51	(23,250)	(24,305)
3% 9/1/51	(3,200)	(3,345)
3% 9/1/51	(4,700)	(4,913)
3% 9/1/51	(2,750)	(2,875)
3% 9/1/51	(9,700)	(10,140)

TOTAL GINNIE MAE		(90,531)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(10,200)	(10,026)
1.5% 9/1/51	(3,750)	(3,686)
1.5% 9/1/51	(3,750)	(3,686)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2% 9/1/51	(50)	(51)
2.5% 9/1/51	(18,150)	(18,853)
2.5% 9/1/51	(14,050)	(14,594)
2.5% 9/1/51	(1,650)	(1,714)
2.5% 9/1/51	(14,100)	(14,646)
3% 9/1/51	(26,450)	(27,667)
3% 9/1/51	(26,450)	(27,667)
3% 9/1/51	(26,450)	(27,667)
3.5% 9/1/51	(18,000)	(19,041)
3.5% 9/1/51	(9,850)	(10,419)
3.5% 9/1/51	(700)	(740)
3.5% 9/1/51	(2,900)	(3,067)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(183,983)

TOTAL TBA SALE COMMITMENTS
(Proceeds $274,297)		$(274,514)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	886	Dec. 2021	$118,239	$(72)	$(72)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	219	Dec. 2021	48,252	29	29
CBOT 5-Year U.S. Treasury Note Contracts (United States)	68	Dec. 2021	8,413	5	5

TOTAL PURCHASED					(38)

Sold
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	43	Dec. 2021	7,008	56	56
TOTAL FUTURES CONTRACTS					$18

The notional amount of futures purchased as a percentage of Net Assets is 5.0%

The notional amount of futures sold as a percentage of Net Assets is 0.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $193,443,000.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR (3)	Quarterly	LCH	Sep. 2023	$21,663	$20	$0	$20
0.5%	Semi - annual	3-month LIBOR (3)	Quarterly	LCH	Sep. 2026	16,931	167	0	167
1%	Semi - annual	3-month LIBOR (3)	Quarterly	LCH	Sep. 2031	6,407	63	0	63
1.25%	Semi - annual	3-month LIBOR (3)	Quarterly	LCH	Sep. 2051	1,470	108	0	108

TOTAL INTEREST RATE SWAPS							$358	$0	$358

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $752,000.

 (b) Security or a portion of the security has been segregated as collateral for over-the counter (OTC) swaps. At period end, the value of securities pledged amounted to $43,000.

 (c) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $1,079,000.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $7,000.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (j) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (k) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (l) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (m) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (n) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (o) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$248,338	$2,579,367	$2,745,481	$59	$(13)	$--	$82,211	0.1%
Fidelity Mortgage Backed Securities Central Fund	1,092,994	313,026	790,840	25,243	(610)	(20,462)	594,108	28.8%
Fidelity Securities Lending Cash Central Fund 0.06%	22,741	2,421,541	2,412,423	88	--	--	31,859	0.1%
Total	$1,364,073	$5,313,934	$5,948,744	$25,390	$(623)	$(20,462)	$708,178

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
U.S. Government and Government Agency Obligations	$2,393,736	$--	$2,393,736	$--
U.S. Government Agency - Mortgage Securities	705,278	--	705,278	--
Collateralized Mortgage Obligations	194,980	--	194,980	--
Commercial Mortgage Securities	141,915	--	141,915	--
Foreign Government and Government Agency Obligations	33,234	--	33,234	--
Fixed-Income Funds	594,108	594,108	--	--
Money Market Funds	114,070	114,070	--	--
Purchased Swaptions	912	--	912	--
Total Investments in Securities:	$4,178,233	$708,178	$3,470,055	$--
Derivative Instruments:
Assets
Futures Contracts	$90	$90	$--	$--
Swaps	358	--	358	--
Total Assets	$448	$90	$358	$--
Liabilities
Futures Contracts	$(72)	$(72)	$--	$--
Total Liabilities	$(72)	$(72)	$--	$--
Total Derivative Instruments:	$376	$18	$358	$--
Other Financial Instruments:
TBA Sale Commitments	$(274,514)	$--	$(274,514)	$--
Total Other Financial Instruments:	$(274,514)	$--	$(274,514)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$90	$(72)
Purchased Swaptions(b)	912	0
Swaps(c)	358	0
Total Interest Rate Risk	1,360	(72)
Total Value of Derivatives	$1,360	$(72)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $31,096) — See accompanying schedule: Unaffiliated issuers (cost $3,367,683)	$3,470,055
Fidelity Central Funds (cost $673,021)	708,178
Total Investment in Securities (cost $4,040,704)		$4,178,233
Receivable for investments sold		20
Receivable for TBA sale commitments		274,297
Receivable for fund shares sold		2,655
Interest receivable		5,352
Distributions receivable from Fidelity Central Funds		4
Receivable for daily variation margin on futures contracts		23
Receivable from investment adviser for expense reductions		20
Total assets		4,460,604
Liabilities
Payable for investments purchased
Regular delivery	$1,010
Delayed delivery	640,398
TBA sale commitments, at value	274,514
Payable for fund shares redeemed	3,891
Distributions payable	69
Accrued management fee	872
Distribution and service plan fees payable	106
Payable for daily variation margin on centrally cleared OTC swaps	23
Other affiliated payables	445
Collateral on securities loaned	31,859
Total liabilities		953,187
Net Assets		$3,507,417
Net Assets consist of:
Paid in capital		$3,457,739
Total accumulated earnings (loss)		49,678
Net Assets		$3,507,417
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($185,323 ÷ 17,199 shares)(a)		$10.78
Maximum offering price per share (100/96.00 of $10.78)		$11.23
Class M:
Net Asset Value and redemption price per share ($128,097 ÷ 11,890 shares)(a)		$10.77
Maximum offering price per share (100/96.00 of $10.77)		$11.22
Class C:
Net Asset Value and offering price per share ($48,354 ÷ 4,507 shares)(a)		$10.73
Government Income:
Net Asset Value, offering price and redemption price per share ($2,130,162 ÷ 197,983 shares)		$10.76
Class I:
Net Asset Value, offering price and redemption price per share ($280,216 ÷ 26,004 shares)		$10.78
Class Z:
Net Asset Value, offering price and redemption price per share ($735,265 ÷ 68,201 shares)		$10.78

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$40,382
Income from Fidelity Central Funds (including $88 from security lending)		8,713
Total income		49,095
Expenses
Management fee	$11,852
Transfer agent fees	3,949
Distribution and service plan fees	1,542
Fund wide operations fee	2,050
Independent trustees' fees and expenses	12
Total expenses before reductions	19,405
Expense reductions	(314)
Total expenses after reductions		19,091
Net investment income (loss)		30,004
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(55,518)
Fidelity Central Funds	(623)
Futures contracts	(5,319)
Swaps	434
Written options	816
Capital gain distributions from Fidelity Central Funds	16,677
Total net realized gain (loss)		(43,533)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(43,712)
Fidelity Central Funds	(20,462)
Futures contracts	1,511
Swaps	(438)
Written options	(428)
Delayed delivery commitments	(217)
Total change in net unrealized appreciation (depreciation)		(63,746)
Net gain (loss)		(107,279)
Net increase (decrease) in net assets resulting from operations		$(77,275)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$30,004	$50,200
Net realized gain (loss)	(43,533)	127,044
Change in net unrealized appreciation (depreciation)	(63,746)	21,931
Net increase (decrease) in net assets resulting from operations	(77,275)	199,175
Distributions to shareholders	(84,243)	(49,587)
Share transactions - net increase (decrease)	(868,115)	887,748
Total increase (decrease) in net assets	(1,029,633)	1,037,336
Net Assets
Beginning of period	4,537,050	3,499,714
End of period	$3,507,417	$4,537,050

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Government Income Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.17	$10.70	$10.00	$10.36	$10.66
Income from Investment Operations
Net investment income (loss)A	.052	.117	.199	.166	.149
Net realized and unrealized gain (loss)	(.255)	.477	.696	(.362)	(.230)
Total from investment operations	(.203)	.594	.895	(.196)	(.081)
Distributions from net investment income	(.046)	(.124)	(.195)	(.164)	(.143)
Distributions from net realized gain	(.141)	–	–	–	(.076)
Total distributions	(.187)	(.124)	(.195)	(.164)	(.219)
Net asset value, end of period	$10.78	$11.17	$10.70	$10.00	$10.36
Total ReturnB,C	(1.84)%	5.59%	9.06%	(1.89)%	(.73)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.76%	.77%	.78%	.77%	.77%
Expenses net of fee waivers, if any	.76%	.77%	.78%	.77%	.77%
Expenses net of all reductions	.76%	.77%	.78%	.77%	.77%
Net investment income (loss)	.48%	1.08%	1.96%	1.64%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$185	$215	$139	$131	$174
Portfolio turnover rateF	223%	255%G	246%	123%	157%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Government Income Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.17	$10.70	$10.00	$10.36	$10.66
Income from Investment Operations
Net investment income (loss)A	.052	.118	.201	.167	.149
Net realized and unrealized gain (loss)	(.265)	.477	.696	(.362)	(.229)
Total from investment operations	(.213)	.595	.897	(.195)	(.080)
Distributions from net investment income	(.046)	(.125)	(.197)	(.165)	(.144)
Distributions from net realized gain	(.141)	–	–	–	(.076)
Total distributions	(.187)	(.125)	(.197)	(.165)	(.220)
Net asset value, end of period	$10.77	$11.17	$10.70	$10.00	$10.36
Total ReturnB,C	(1.92)%	5.61%	9.08%	(1.88)%	(.73)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.76%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.76%
Expenses net of all reductions	.75%	.76%	.76%	.76%	.76%
Net investment income (loss)	.48%	1.09%	1.98%	1.65%	1.44%
Supplemental Data
Net assets, end of period (in millions)	$128	$151	$131	$137	$157
Portfolio turnover rateF	223%	255%G	246%	123%	157%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Government Income Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.16	$10.70	$10.00	$10.36	$10.66
Income from Investment Operations
Net investment income (loss)A	(.032)	.034	.122	.088	.069
Net realized and unrealized gain (loss)	(.257)	.472	.695	(.361)	(.229)
Total from investment operations	(.289)	.506	.817	(.273)	(.160)
Distributions from net investment income	–B	(.046)	(.117)	(.087)	(.064)
Distributions from net realized gain	(.141)	–	–	–	(.076)
Total distributions	(.141)	(.046)	(.117)	(.087)	(.140)
Net asset value, end of period	$10.73	$11.16	$10.70	$10.00	$10.36
Total ReturnC,D	(2.61)%	4.75%	8.24%	(2.64)%	(1.49)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.53%	1.53%	1.54%	1.54%	1.54%
Expenses net of fee waivers, if any	1.53%	1.53%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.53%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	(.29)%	.31%	1.20%	.87%	.67%
Supplemental Data
Net assets, end of period (in millions)	$48	$80	$51	$57	$72
Portfolio turnover rateG	223%	255%H	246%	123%	157%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Government Income Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.15	$10.68	$9.99	$10.35	$10.65
Income from Investment Operations
Net investment income (loss)A	.085	.152	.232	.198	.181
Net realized and unrealized gain (loss)	(.257)	.476	.686	(.361)	(.229)
Total from investment operations	(.172)	.628	.918	(.163)	(.048)
Distributions from net investment income	(.077)	(.158)	(.228)	(.197)	(.176)
Distributions from net realized gain	(.141)	–	–	–	(.076)
Total distributions	(.218)	(.158)	(.228)	(.197)	(.252)
Net asset value, end of period	$10.76	$11.15	$10.68	$9.99	$10.35
Total ReturnB	(1.56)%	5.94%	9.33%	(1.58)%	(.42)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.79%	1.39%	2.29%	1.96%	1.76%
Supplemental Data
Net assets, end of period (in millions)	$2,130	$2,743	$2,633	$2,964	$3,467
Portfolio turnover rateE	223%	255%F	246%	123%	157%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Government Income Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.17	$10.70	$10.00	$10.36	$10.66
Income from Investment Operations
Net investment income (loss)A	.081	.148	.228	.194	.177
Net realized and unrealized gain (loss)	(.257)	.477	.696	(.361)	(.230)
Total from investment operations	(.176)	.625	.924	(.167)	(.053)
Distributions from net investment income	(.073)	(.155)	(.224)	(.193)	(.171)
Distributions from net realized gain	(.141)	–	–	–	(.076)
Total distributions	(.214)	(.155)	(.224)	(.193)	(.247)
Net asset value, end of period	$10.78	$11.17	$10.70	$10.00	$10.36
Total ReturnB	(1.59)%	5.89%	9.38%	(1.61)%	(.46)%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.49%	.49%	.49%	.49%
Expenses net of fee waivers, if any	.49%	.49%	.49%	.49%	.49%
Expenses net of all reductions	.49%	.49%	.49%	.49%	.49%
Net investment income (loss)	.75%	1.36%	2.25%	1.92%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$280	$411	$407	$411	$496
Portfolio turnover rateE	223%	255%F	246%	123%	157%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Government Income Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.18	$10.70	$9.91
Income from Investment Operations
Net investment income (loss)B	.095	.163	.198
Net realized and unrealized gain (loss)	(.267)	.485	.808
Total from investment operations	(.172)	.648	1.006
Distributions from net investment income	(.087)	(.168)	(.216)
Distributions from net realized gain	(.141)	–	–
Total distributions	(.228)	(.168)	(.216)
Net asset value, end of period	$10.78	$11.18	$10.70
Total ReturnC,D	(1.55)%	6.12%	10.27%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	.88%	1.48%	2.27%G
Supplemental Data
Net assets, end of period (in millions)	$735	$937	$139
Portfolio turnover rateH	223%	255%I	246%

 A For the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Government Income Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Government Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, market discount, deferred Trustees compensation, short-term gain distributions from the Underlying Funds, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$117,555
Gross unrealized depreciation	(4,393)
Net unrealized appreciation (depreciation)	$113,162
Tax Cost	$4,065,213

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$765
Capital loss carryforward	$(62,264)
Net unrealized appreciation (depreciation) on securities and other investments	$111,177

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(62,264)

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$83,266	$ 49,587
Long-term Capital Gains	977	–
Total	$84,243	$ 49,587

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$(5,319)	$1,511
Purchased Options	(927)	379
Written Options	816	(428)
Swaps	434	(438)
Total Interest Rate Risk	$(4,996)	$1,024

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Government Income Fund	1,201,926	1,512,909

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

In addition, under the expense contract, the investment adviser pays class-level expenses for Government Income, so that the total expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense do not exceed .45% of the Class' average net assets. This agreement does not apply to any of the other classes and any change or modification that would increase expenses can only be made with shareholder approval.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$525	$35
Class M	-%	.25%	347	–
Class C	.75%	.25%	670	135
			$1,542	$170

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$43
Class M	4
Class C(a)	15
$62

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Government Income and Class Z. FIIOC receives an asset-based fee of Government Income's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$325.15
Class M	212.15
Class C	120.18
Government Income	2,430.10
Class I	470.14
Class Z	392.05
	$3,949

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Government Income Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
Fidelity Government Income Fund	66,760	22,832	707,057	Government Income Class I

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Government Income Fund	$2

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Government Income Fund	$10	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$313

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Government Income Fund
Distributions to shareholders
Class A	$3,864	$1,771
Class M	2,519	1,561
Class C	1,058	221
Government Income	52,075	33,886
Class I	7,431	4,669
Class Z	17,296	7,479
Total	$84,243	$49,587

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Government Income Fund
Class A
Shares sold	8,228	15,059	$90,171	$166,197
Reinvestment of distributions	340	154	3,726	1,678
Shares redeemed	(10,651)	(8,940)	(115,273)	(97,956)
Net increase (decrease)	(2,083)	6,273	$(21,376)	$69,919
Class M
Shares sold	3,941	8,294	$42,945	$91,399
Reinvestment of distributions	212	130	2,321	1,407
Shares redeemed	(5,750)	(7,205)	(62,403)	(79,102)
Net increase (decrease)	(1,597)	1,219	$(17,137)	$13,704
Class C
Shares sold	1,595	4,674	$17,510	$51,613
Reinvestment of distributions	95	20	1,047	218
Shares redeemed	(4,341)	(2,268)	(46,802)	(24,963)
Net increase (decrease)	(2,651)	2,426	$(28,245)	$26,868
Government Income
Shares sold	54,380	141,231	$591,713	$1,554,546
Reinvestment of distributions	4,544	2,955	49,604	32,038
Shares redeemed	(106,853)	(144,750)	(1,154,338)	(1,566,621)
Net increase (decrease)	(47,929)	(564)	$(513,021)	$19,963
Class I
Shares sold	13,230	38,218	$144,311	$420,427
Reinvestment of distributions	645	401	7,061	4,360
Shares redeemed	(24,629)	(39,906)	(266,674)	(433,428)
Net increase (decrease)	(10,754)	(1,287)	$(115,302)	$(8,641)
Class Z
Shares sold	20,599	111,991	$222,719	$1,219,490
Reinvestment of distributions	1,555	643	17,008	7,136
Shares redeemed	(37,830)	(41,727)	(412,761)	(460,690)
Net increase (decrease)	(15,676)	70,907	$(173,034)	$765,936

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Government Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Government Income Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Government Income Fund
Class A	.75%
Actual		$1,000.00	$1,009.20	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class M	.75%
Actual		$1,000.00	$1,008.20	$3.80
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class C	1.52%
Actual		$1,000.00	$1,004.70	$7.68
Hypothetical-C		$1,000.00	$1,017.54	$7.73
Government Income	.45%
Actual		$1,000.00	$1,010.50	$2.28
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.48%
Actual		$1,000.00	$1,010.30	$2.43
Hypothetical-C		$1,000.00	$1,022.79	$2.45
Class Z	.36%
Actual		$1,000.00	$1,011.00	$1.82
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 49.59% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% and 95.13% of the short-term capital gain dividends distributed in October and December during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $30,719,988 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates $42,320,560 of distributions paid during the period January 1, 2021 to August 31, 2021 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

GOV-ANN-1021
1.537760.125

Fidelity® Intermediate Government Income Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Government Income Fund	(1.07)%	1.91%	1.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Government Income Fund on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Intermediate Government Bond Index performed over the same period.

Period Ending Values
$11,871	Fidelity® Intermediate Government Income Fund
$12,065	Bloomberg U.S. Intermediate Government Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Franco Castagliuolo and Sean Corcoran:   For the fiscal year ending August 31, 2021, the fund returned -1.07%, moderately trailing, net of fees, the -0.66% return of the benchmark, the Bloomberg U.S. Intermediate Government Bond Index, as well as the peer group average. In managing the fund, we attempted to exploit market inefficiencies and identify attractively valued securities in accordance with our longer-term strategy. An underweighting in agency debentures issued by Fannie Mae and Freddie Mac detracted from the fund’s relative result. Many other decisions added value, including overall security selection. For example, overweighting securities backed by the Agency for International Development (AID) contributed, mainly due to the higher income they generated versus other government bonds. Also, security selection among Ginnie Mae mortgage-backed securities (MBS) aided the fund’s relative performance. Duration (interest rate) and yield-curve positioning had no material impact on the fund’s return versus the benchmark for the 12 months.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Coupon Distribution as of August 31, 2021

% of fund's investments
0.01 - 0.99%	26.1
1 - 1.99%	27.8
2 - 2.99%	26.2
3 - 3.99%	8.4
5 - 5.99%	2.7

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Mortgage Securities	7.0%
CMOs and Other Mortgage Related Securities	4.0%
U.S. Treasury Obligations	82.8%
U.S. Government Agency Obligations	2.2%
Foreign Government & Government Agency Obligations	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 3.2%

 ** Futures and Swaps - 12.6%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 85.0%
	Principal Amount (000s)	Value (000s)
U.S. Government Agency Obligations - 1.8%
Fannie Mae 0.625% 4/22/25	375	376
Federal Farm Credit Bank 0.375% 4/8/22	7,900	7,915
		8,291
U.S. Treasury Obligations - 82.8%
U.S. Treasury Bonds:
2% 8/15/51	$519	$528
2.375% 5/15/51	912	1,007
U.S. Treasury Notes:
0.125% 5/31/22	8,104	8,107
0.125% 6/30/22	9,301	9,305
0.125% 7/31/22	5,300	5,302
0.125% 10/31/22	9,700	9,702
0.25% 7/31/25	23,839	23,512
0.25% 9/30/25	1,660	1,634
0.25% 10/31/25	3,300	3,245
0.375% 3/31/22	32,500	32,558
0.375% 4/30/25	2,186	2,172
0.375% 12/31/25	4,210	4,155
0.75% 8/31/26	2,800	2,797
1.125% 8/31/28	23,575	23,638
1.25% 6/30/28	52,836	53,484
1.25% 8/15/31	25,368	25,237
1.5% 9/30/24	4,297	4,440
1.5% 1/31/27	5,049	5,226
1.625% 11/15/22	3,209	3,267
1.625% 9/30/26	1,868	1,945
1.75% 6/30/22 (a)	24	24
1.75% 7/31/24	220	229
1.875% 7/31/22	16,612	16,885
2% 8/15/25 (a)(b)	39,301	41,443
2.125% 6/30/22	327	333
2.125% 3/31/24	9,848	10,305
2.125% 7/31/24 (a)	5,667	5,954
2.125% 5/15/25 (a)(b)	593	627
2.25% 4/30/24	1,993	2,094
2.25% 12/31/24	5,707	6,042
2.25% 3/31/26	3,325	3,555
2.5% 1/15/22	5,647	5,698
2.5% 1/31/24	1,900	2,001
2.5% 2/28/26	9,441	10,194
2.625% 6/30/23	11,432	11,941
2.625% 12/31/23	13,887	14,644
2.75% 6/30/25 (a)	2,770	2,997
2.875% 11/30/25	8,513	9,303
3.125% 11/15/28	9,210	10,511
		376,041
Other Government Related - 0.4%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,640	1,701
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $376,559)		386,033

U.S. Government Agency - Mortgage Securities - 9.1%
Ginnie Mae - 6.7%
3.5% 11/20/50	807	848
3.5% 9/1/51 (c)	150	158
3.5% 9/1/51 (c)	1,150	1,210
3.5% 9/1/51 (c)	2,200	2,315
3.5% 9/1/51 (c)	250	263
3.5% 9/1/51 (c)	2,750	2,894
3.5% 9/1/51 (c)	150	158
3.5% 9/1/51 (c)	1,650	1,736
3.5% 9/1/51 (c)	900	947
3.5% 9/1/51 (c)	3,000	3,157
3.5% 9/1/51 (c)	3,000	3,157
3.5% 9/1/51 (c)	1,200	1,263
3.5% 9/1/51 (c)	600	631
3.5% 9/1/51 (c)	3,150	3,315
3.5% 9/1/51 (c)	1,300	1,368
3.5% 9/1/51 (c)	1,275	1,342
3.5% 9/1/51 (c)	1,275	1,342
3.5% 9/1/51 (c)	2,000	2,105
3.5% 9/1/51 (c)	2,000	2,105
		30,314
Uniform Mortgage Backed Securities - 2.4%
2.5% 9/1/51 (c)	300	312
2.5% 9/1/51 (c)	150	156
2.5% 9/1/51 (c)	50	52
2.5% 9/1/51 (c)	100	104
2.5% 9/1/51 (c)	175	182
2.5% 9/1/51 (c)	125	130
2.5% 9/1/51 (c)	100	104
2.5% 9/1/51 (c)	50	52
2.5% 10/1/51 (c)	250	259
2.5% 10/1/51 (c)	200	207
3.5% 9/1/51 (c)	500	529
3.5% 9/1/51 (c)	250	264
3.5% 9/1/51 (c)	200	212
3.5% 9/1/51 (c)	3,800	4,020
3.5% 9/1/51 (c)	3,800	4,020
3.5% 10/1/51 (c)	250	265
		10,868
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $41,118)		41,182

Commercial Mortgage Securities - 4.0%
Freddie Mac floater:
Series 2021-F108 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.250% 0.3% 2/25/31 (d)(e)	2,600	2,602
Series 2021-F109 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (d)(e)	2,200	2,202
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (d)(e)	2,000	2,002
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (d)(e)	3,500	3,503
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (d)(e)	2,100	2,100
Series 2021-F113 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 5/25/28 (d)(e)	2,013	2,016
Series 2021-F119 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.210% 0.26% 7/25/31 (d)(e)	3,677	3,677
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $18,090)		18,102

Foreign Government and Government Agency Obligations - 3.2%
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	10,710	11,954
5.5% 4/26/24	1,100	1,244
Ukraine Government 1.471% 9/29/21	1,400	1,401
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $13,601)		14,599
	Shares	Value (000s)

Fixed-Income Funds - 0.0%
Fidelity Mortgage Backed Securities Central Fund (f)
(Cost $2)	21	2

Money Market Funds - 7.4%
Fidelity Cash Central Fund 0.06% (g)
(Cost $33,854)	33,847,678	33,854

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount (000s)	Value (000s)
Put Options - 0.1%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.4025% and receive quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	2,600	$82
Option on an interest rate swap with JPMorgan Chase Bank N.A. to pay semi-annually a fixed rate of 1.57125% and receive quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	4,500	111

TOTAL PUT OPTIONS			193

Call Options - 0.0%
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.4025% and pay quarterly a floating rate based on 3-month LIBOR, expiring February 2030	2/26/25	2,600	50
Option on an interest rate swap with JPMorgan Chase Bank N.A. to receive semi-annually a fixed rate of 1.57125% and pay quarterly a floating rate based on 3-month LIBOR, expiring September 2029	9/5/24	4,500	104

TOTAL CALL OPTIONS			154

TOTAL PURCHASED SWAPTIONS
(Cost $404)			347
TOTAL INVESTMENT IN SECURITIES - 108.8%
(Cost $483,628)			494,119
NET OTHER ASSETS (LIABILITIES) - (8.8)%			(40,110)
NET ASSETS - 100%			$454,009

TBA Sale Commitments
	Principal Amount (000s)	Value (000s)
Uniform Mortgage Backed Securities
2.5% 9/1/51	$(250)	$(260)
2.5% 9/1/51	(100)	(104)
2.5% 9/1/51	(50)	(52)
2.5% 9/1/51	(200)	(208)
3.5% 9/1/51	(250)	(264)
3.5% 9/1/51	(2,000)	(2,116)
3.5% 9/1/51	(2,000)	(2,116)
3.5% 9/1/51	(3,800)	(4,019)
TOTAL TBA SALE COMMITMENTS
(Proceeds $9,133)		$(9,139)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount (000s)	Value (000s)	Unrealized Appreciation/(Depreciation) (000s)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	214	Dec. 2021	$28,559	$(30)	$(30)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	123	Dec. 2021	27,100	16	16
CBOT Long Term U.S. Treasury Bond Contracts (United States)	5	Dec. 2021	815	0	0
TOTAL FUTURES CONTRACTS					$(14)

The notional amount of futures purchased as a percentage of Net Assets is 12.4%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $65,194,000.

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)	Value (000s)	Upfront Premium Received/(Paid) (000s)(2)	Unrealized Appreciation/(Depreciation) (000s)
Interest Rate Swaps
3-month LIBOR(3)	Quarterly	0.25%	Semi - annual	LCH	Sep. 2023	$18	$0	$0	$0
3-month LIBOR(3)	Quarterly	0.5%	Semi - annual	LCH	Sep. 2026	23	0	0	0
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2028	555	10	0	10
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	120	(3)	0	(3)
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	189	13	0	13

TOTAL INTEREST RATE SWAPS							$20	$0	$20

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $306,000.

 (b) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $55,000.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$16,665	$353,244	$336,055	$14	$--	$--	$33,854	0.1%
Fidelity Mortgage Backed Securities Central Fund	23,258	17,734	40,546	484	(427)	(17)	2	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	--	418,046	418,046	22	--	--	--	0.0%
Total	$39,923	$789,024	$794,647	$520	$(427)	$(17)	$33,856

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
U.S. Government and Government Agency Obligations	$386,033	$--	$386,033	$--
U.S. Government Agency - Mortgage Securities	41,182	--	41,182	--
Commercial Mortgage Securities	18,102	--	18,102	--
Foreign Government and Government Agency Obligations	14,599	--	14,599	--
Fixed-Income Funds	2	2	--	--
Money Market Funds	33,854	33,854	--	--
Purchased Swaptions	347	--	347	--
Total Investments in Securities:	$494,119	$33,856	$460,263	$--
Derivative Instruments:
Assets
Futures Contracts	$16	$16	$--	$--
Swaps	23	--	23	--
Total Assets	$39	$16	$23	$--
Liabilities
Futures Contracts	$(30)	$(30)	$--	$--
Swaps	(3)	--	(3)	--
Total Liabilities	$(33)	$(30)	$(3)	$--
Total Derivative Instruments:	$6	$(14)	$20	$--
Other Financial Instruments:
TBA Sale Commitments	$(9,139)	$--	$(9,139)	$--
Total Other Financial Instruments:	$(9,139)	$--	$(9,139)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Interest Rate Risk
Futures Contracts(a)	$16	$(30)
Purchased Swaptions(b)	347	0
Swaps(c)	23	(3)
Total Interest Rate Risk	386	(33)
Total Value of Derivatives	$386	$(33)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (b) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (c) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $449,772)	$460,263
Fidelity Central Funds (cost $33,856)	33,856
Total Investment in Securities (cost $483,628)		$494,119
Receivable for TBA sale commitments		9,133
Receivable for fund shares sold		52
Interest receivable		1,004
Distributions receivable from Fidelity Central Funds		1
Total assets		504,309
Liabilities
Payable for investments purchased
Regular delivery	$405
Delayed delivery	40,269
TBA sale commitments, at value	9,139
Payable for fund shares redeemed	276
Distributions payable	27
Accrued management fee	113
Payable for daily variation margin on futures contracts	12
Payable for daily variation margin on centrally cleared OTC swaps	1
Other affiliated payables	58
Total liabilities		50,300
Net Assets		$454,009
Net Assets consist of:
Paid in capital		$446,864
Total accumulated earnings (loss)		7,145
Net Assets		$454,009
Net Asset Value, offering price and redemption price per share ($454,009 ÷ 42,123 shares)		$10.78

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended August 31, 2021
Investment Income
Interest		$6,797
Income from Fidelity Central Funds (including $22 from security lending)		110
Total income		6,907
Expenses
Management fee	$1,483
Transfer agent fees	497
Fund wide operations fee	257
Independent trustees' fees and expenses	1
Total expenses		2,238
Net investment income (loss)		4,669
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,162)
Fidelity Central Funds	(427)
Futures contracts	(483)
Swaps	105
Written options	66
Capital gain distributions from Fidelity Central Funds	410
Total net realized gain (loss)		(3,491)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,020)
Fidelity Central Funds	(17)
Futures contracts	8
Swaps	(1)
Written options	(48)
Delayed delivery commitments	(6)
Total change in net unrealized appreciation (depreciation)		(7,084)
Net gain (loss)		(10,575)
Net increase (decrease) in net assets resulting from operations		$(5,906)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,669	$8,022
Net realized gain (loss)	(3,491)	14,208
Change in net unrealized appreciation (depreciation)	(7,084)	2,244
Net increase (decrease) in net assets resulting from operations	(5,906)	24,474
Distributions to shareholders	(11,939)	(7,792)
Share transactions
Proceeds from sales of shares	60,963	210,072
Reinvestment of distributions	11,094	7,147
Cost of shares redeemed	(151,515)	(211,124)
Net increase (decrease) in net assets resulting from share transactions	(79,458)	6,095
Total increase (decrease) in net assets	(97,303)	22,777
Net Assets
Beginning of period	551,312	528,535
End of period	$454,009	$551,312
Other Information
Shares
Sold	5,591	19,053
Issued in reinvestment of distributions	1,016	655
Redeemed	(13,933)	(19,345)
Net increase (decrease)	(7,326)	363

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Government Income Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.15	$10.77	$10.23	$10.57	$10.79
Income from Investment Operations
Net investment income (loss)A	.102	.166	.214	.181	.144
Net realized and unrealized gain (loss)	(.220)	.376	.524	(.342)	(.138)
Total from investment operations	(.118)	.542	.738	(.161)	.006
Distributions from net investment income	(.091)	(.162)	(.198)	(.179)	(.138)
Distributions from net realized gain	(.161)	–	–	–	(.088)
Total distributions	(.252)	(.162)	(.198)	(.179)	(.226)
Net asset value, end of period	$10.78	$11.15	$10.77	$10.23	$10.57
Total ReturnB	(1.07)%	5.07%	7.30%	(1.52)%	.08%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	.94%	1.52%	2.06%	1.75%	1.36%
Supplemental Data
Net assets, end of period (in millions)	$454	$551	$529	$541	$576
Portfolio turnover rateE	220%	287%	244%	132%	149%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Government Income Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Mortgage Backed Securities Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .001% to .05%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Foreign government and government agency obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities, and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds, futures contracts, swaps, market discount, capital loss carryforwards and losses deferred due to wash sales and futures contracts.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,668
Gross unrealized depreciation	(638)
Net unrealized appreciation (depreciation)	$11,030
Tax Cost	$483,077

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$237
Capital loss carryforward	$(3,394)
Net unrealized appreciation (depreciation) on securities and other investments	$10,275

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(3,394)

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$8,027	$ 7,792
Long-term Capital Gains	3,912	–
Total	$11,939	$ 7,792

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest Rate Risk
Futures Contracts	$(483)	$8
Purchased Options	(106)	(37)
Written Options	66	(48)
Swaps	105	(1)
Total Interest Rate Risk	$(418)	$(78)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

Payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Intermediate Government Income Fund	37,528	58,362

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives an asset-based fee of .10% of the Fund's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Intermediate Government Income Fund	.05%

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed exchanges in-kind with Fidelity Mortgage Backed Securities Central Fund. The Fund delivered investments and accrued interest, valued at $66,403 to Fidelity Mortgage Backed Securities Central Fund in exchange for 587 shares. The Fund had a net realized gain of $965 on investments delivered through in-kind redemptions. The Fund recognized gains for federal income tax purposes.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are less than five hundred dollars. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Intermediate Government Income Fund	$2	$–	$–

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Intermediate Government Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Government Income Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Intermediate Government Income Fund	.45%
Actual		$1,000.00	$1,004.20	$2.27
Hypothetical-C		$1,000.00	$1,022.94	$2.29

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Intermediate Government Income Fund voted to pay on October 11, 2021, to shareholders of record at the opening of business on October 8, 2021, a distribution of $0.007 per share derived from capital gains realized from sales of portfolio securities.

A total of 80.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $5,860,130 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% and 31.49% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $6,386,907 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

SLM-ANN-1021
1.844593.116

Fidelity® Total Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(2.00)%	2.99%	3.36%
Class M (incl. 4.00% sales charge)	(2.00)%	2.99%	3.36%
Class C (incl. contingent deferred sales charge)	0.33%	3.07%	3.17%
Fidelity® Total Bond Fund	2.39%	4.17%	4.11%
Class I	2.34%	4.10%	4.06%
Class Z	2.48%	4.24%	4.15%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on December 22, 2014. Returns prior to December 22, 2014, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Total Bond Fund, a class of the fund, on August 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$14,957	Fidelity® Total Bond Fund
$13,671	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:   For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) posted returns in the range of 1.31% to 2.48%, outpacing, net of fees, the -0.08% return of the Bloomberg U.S. Aggregate Bond Index. Security selection among investment-grade corporate bonds added notable value for the period. Within corporates, choices among financial institutions boosted the fund’s relative return, such as the fund’s stake in Omega Healthcare Investors. Selections in the consumer non-cyclical and energy segments also contributed, as did non-index exposure to investment-grade corporate bonds that were downgraded to below-investment grade, such as Ford Motor and Occidental Petroleum. Allocations to “plus” sectors, including high-yield bonds, leveraged loans, emerging-markets debt and high-yield commercial mortgage-backed securities also added considerable value. Elsewhere, underweighting nominal U.S. Treasuries and mortgage-backed securities aided the fund’s return versus the index, as did non-benchmark exposure to Treasury Inflation-Protected Securities. Picks among government-related securities produced a positive relative result as well. Conversely, the fund’s positioning along the yield curve and allocations among industrial bonds detracted. Small exposure to Argentina securities modestly hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and Government Agency Obligations	44.5%
AAA	5.3%
AA	1.6%
A	6.7%
BBB	19.6%
BB and Below	17.1%
Not Rated	3.0%
Equities	0.1%
Short-Term Investments and Net Other Assets	2.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Corporate Bonds	35.3%
U.S. Government and U.S. Government Agency Obligations	44.5%
Asset-Backed Securities	5.0%
CMOs and Other Mortgage Related Securities	3.6%
Municipal Bonds	0.6%
Stocks	0.1%
Other Investments	8.8%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 15.6%

 ** Futures and Swaps - 9.2%

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Corporate Bonds - 35.3%
		Principal Amount(a)	Value
Convertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		$1,433,289	$4,643,856
Mesquite Energy, Inc. 15% 7/15/23 (b)(c)		830,365	2,964,403
			7,608,259
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (d)		10,000	31,163
Digitalbridge Group, Inc. 5% 4/15/23		10,000	10,259
			41,422

TOTAL CONVERTIBLE BONDS			7,649,681

Nonconvertible Bonds - 35.3%
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.4%
Altice France SA:
5.125% 1/15/29 (d)		14,275,000	14,379,208
5.125% 7/15/29 (d)		8,970,000	9,068,849
5.5% 1/15/28 (d)		4,910,000	5,051,163
7.375% 5/1/26 (d)		672,000	697,516
8.125% 2/1/27 (d)		10,026,000	10,890,743
AT&T, Inc.:
2.55% 12/1/33 (d)		6,621,000	6,654,666
3% 6/30/22		7,993,000	8,135,883
3.8% 12/1/57 (d)		15,250,000	16,219,774
4.3% 2/15/30		10,373,000	12,068,132
4.45% 4/1/24		1,500,000	1,632,014
5.15% 11/15/46		12,000,000	15,430,785
6.2% 3/15/40		7,512,000	10,252,844
6.3% 1/15/38		10,617,000	15,100,765
Axtel S.A.B. de CV 6.375% 11/14/24 (d)		276,000	286,229
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (d)		27,017,000	28,638,020
7.5% 10/15/26 (d)		13,332,000	13,865,280
Cablevision Lightpath LLC:
3.875% 9/15/27 (d)		1,135,000	1,122,231
5.625% 9/15/28 (d)		895,000	901,444
Colombia Telecomunicaciones SA 4.95% 7/17/30 (d)		560,000	588,455
Consolidated Communications, Inc. 5% 10/1/28 (d)		1,385,000	1,422,257
Frontier Communications Holdings LLC:
5% 5/1/28 (d)		13,065,000	13,652,925
5.875% 10/15/27 (d)		5,356,000	5,725,457
5.875% 11/1/29		5,035,000	5,119,286
6.75% 5/1/29 (d)		5,950,000	6,367,690
Iliad SA:
0.75% 2/11/24 (Reg. S)	EUR	13,900,000	16,186,754
1.5% 10/14/24 (Reg. S)	EUR	1,800,000	2,109,805
Level 3 Financing, Inc.:
3.625% 1/15/29 (d)		840,000	814,800
4.25% 7/1/28 (d)		5,805,000	5,874,428
4.625% 9/15/27 (d)		5,225,000	5,388,281
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (d)		1,630,000	1,682,975
Lumen Technologies, Inc.:
4.5% 1/15/29 (d)		14,110,000	13,792,525
5.125% 12/15/26 (d)		8,365,000	8,649,410
6.875% 1/15/28		850,000	955,332
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.:
6% 2/15/28 (d)		835,000	830,825
10.75% 6/1/28 (d)		5,680,000	6,390,000
Qtel International Finance Ltd.:
2.625% 4/8/31 (d)		1,235,000	1,273,594
3.25% 2/21/23 (d)		1,185,000	1,230,919
5% 10/19/25 (d)		660,000	758,175
Sable International Finance Ltd. 5.75% 9/7/27 (d)		2,050,000	2,147,375
Sprint Capital Corp.:
6.875% 11/15/28		15,940,000	20,777,471
8.75% 3/15/32		10,500,000	16,079,910
Telecom Italia Capital SA:
6% 9/30/34		2,030,000	2,308,516
7.2% 7/18/36		2,599,000	3,272,271
7.721% 6/4/38		605,000	784,897
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (d)		1,260,000	1,319,850
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (d)		7,800,000	8,201,700
Verizon Communications, Inc.:
2.1% 3/22/28		22,884,000	23,490,730
2.55% 3/21/31		21,181,000	21,878,752
2.987% 10/30/56		39,193,000	37,809,952
3% 3/22/27		5,131,000	5,551,053
4.862% 8/21/46		26,720,000	34,785,175
5.012% 4/15/49		569,000	759,791
Windstream Escrow LLC 7.75% 8/15/28 (d)		8,860,000	9,153,576
Zayo Group Holdings, Inc.:
4% 3/1/27 (d)		2,850,000	2,817,795
6.125% 3/1/28 (d)		10,480,000	10,663,400
			471,011,653
Entertainment - 0.2%
The Walt Disney Co.:
3.8% 3/22/30		39,850,000	45,941,384
4.7% 3/23/50		29,296,000	39,161,715
			85,103,099
Interactive Media & Services - 0.0%
Baidu, Inc.:
1.72% 4/9/26		1,135,000	1,147,982
2.375% 10/9/30		635,000	634,325
Tencent Holdings Ltd.:
1.81% 1/26/26 (d)		645,000	654,393
2.39% 6/3/30 (d)		800,000	798,400
2.88% 4/22/31 (d)		530,000	551,322
3.975% 4/11/29 (d)		480,000	532,440
			4,318,862
Media - 1.6%
Advantage Sales & Marketing, Inc. 6.5% 11/15/28 (d)		12,095,000	12,639,275
Altice Financing SA:
5% 1/15/28 (d)		12,360,000	12,350,112
5.75% 8/15/29 (d)		15,735,000	16,162,992
Altice France Holding SA 6% 2/15/28 (d)		12,670,000	12,559,138
Cable Onda SA 4.5% 1/30/30 (d)		1,730,000	1,829,799
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (d)		7,995,000	8,204,869
4.5% 8/15/30 (d)		3,170,000	3,312,206
4.5% 5/1/32		6,775,000	7,078,859
4.5% 6/1/33 (d)		4,740,000	4,911,825
5% 2/1/28 (d)		12,200,000	12,780,720
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22		13,008,000	13,384,046
4.908% 7/23/25		13,008,000	14,718,492
5.375% 5/1/47		32,692,000	40,229,304
6.484% 10/23/45		9,078,000	12,659,351
Comcast Corp.:
3.9% 3/1/38		3,341,000	3,890,708
4.65% 7/15/42		7,870,000	9,993,521
6.45% 3/15/37		1,399,000	2,065,467
CSC Holdings LLC:
4.125% 12/1/30 (d)		3,005,000	3,008,756
4.625% 12/1/30 (d)		13,005,000	12,793,539
5.75% 1/15/30 (d)		16,810,000	17,763,127
7.5% 4/1/28 (d)		3,026,000	3,313,470
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (d)		15,945,000	10,581,102
Discovery Communications LLC:
3.625% 5/15/30		13,528,000	14,819,879
4.65% 5/15/50		36,524,000	43,335,167
Dolya Holdco 18 DAC 5% 7/15/28 (d)		5,710,000	5,916,988
Fox Corp.:
3.666% 1/25/22		2,306,000	2,337,120
4.03% 1/25/24		4,055,000	4,368,898
4.709% 1/25/29		5,868,000	6,908,270
5.476% 1/25/39		5,787,000	7,510,039
5.576% 1/25/49		3,840,000	5,282,203
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	3,100,000	3,657,214
2.125% 10/16/26 (Reg. S)	EUR	4,800,000	5,654,587
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (d)		1,905,000	1,971,675
Radiate Holdco LLC/Radiate Financial Service Ltd.:
4.5% 9/15/26 (d)		9,020,000	9,391,895
6.5% 9/15/28 (d)		12,327,000	12,573,540
Sinclair Television Group, Inc.:
5.125% 2/15/27 (d)		5,860,000	5,691,525
5.5% 3/1/30 (d)		2,580,000	2,528,142
Sirius XM Radio, Inc.:
3.125% 9/1/26 (d)		1,835,000	1,869,773
4% 7/15/28 (d)		3,775,000	3,854,747
4.125% 7/1/30 (d)		1,450,000	1,484,387
5.5% 7/1/29 (d)		1,410,000	1,543,950
Tegna, Inc.:
4.625% 3/15/28		2,830,000	2,936,974
5% 9/15/29		1,100,000	1,164,515
Time Warner Cable LLC:
4.5% 9/15/42		18,291,000	20,454,589
5.5% 9/1/41		8,265,000	10,321,757
5.875% 11/15/40		10,540,000	13,590,069
6.55% 5/1/37		29,622,000	40,422,196
7.3% 7/1/38		24,672,000	35,940,443
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (e)		5,801,000	3,422,590
Univision Communications, Inc.:
4.5% 5/1/29 (d)		3,215,000	3,261,296
6.625% 6/1/27 (d)		5,610,000	6,074,508
9.5% 5/1/25 (d)		840,000	915,600
Virgin Media Secured Finance PLC 4.5% 8/15/30 (d)		4,925,000	4,995,428
VTR Finance BV 6.375% 7/15/28 (d)		830,000	879,800
Ziggo Bond Co. BV 5.125% 2/28/30 (d)		3,960,000	4,065,732
Ziggo BV:
4.875% 1/15/30 (d)		2,545,000	2,621,350
5.5% 1/15/27 (d)		3,896,000	4,026,867
			532,024,391
Wireless Telecommunication Services - 0.3%
Bharti Airtel International BV 5.35% 5/20/24 (d)		875,000	959,656
Digicel Group Ltd. 6.75% 3/1/23 (d)		731,000	690,795
Millicom International Cellular SA 4.5% 4/27/31 (d)		1,525,000	1,593,911
MTN (Mauritius) Investments Ltd.:
4.755% 11/11/24 (d)		440,000	465,658
6.5% 10/13/26 (d)		819,000	945,331
Silknet JSC 11% 4/2/24 (Reg. S)		200,000	218,750
T-Mobile U.S.A., Inc.:
3.75% 4/15/27		23,850,000	26,396,465
3.875% 4/15/30		42,000,000	47,057,640
4.375% 4/15/40		5,147,000	5,996,409
4.5% 4/15/50		10,111,000	12,123,595
VimpelCom Holdings BV:
3.375% 11/25/27 (d)		1,110,000	1,129,425
7.25% 4/26/23 (d)		1,155,000	1,242,993
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (f)	EUR	6,275,000	7,697,128
6.25% 10/3/78 (Reg. S) (f)		1,000,000	1,101,250
VTR Comunicaciones SpA:
4.375% 4/15/29 (d)		680,000	684,624
5.125% 1/15/28 (d)		1,468,000	1,530,665
			109,834,295
TOTAL COMMUNICATION SERVICES			1,202,292,300
CONSUMER DISCRETIONARY - 1.6%
Auto Components - 0.0%
Metalsa SA de CV 3.75% 5/4/31 (d)		1,225,000	1,202,261
Tupy Overseas SA 4.5% 2/16/31 (d)		1,220,000	1,237,690
Valeo SA 1% 8/3/28 (Reg. S)	EUR	3,300,000	3,888,214
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	1,600,000	1,931,707
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	2,600,000	3,119,837
			11,379,709
Automobiles - 0.3%
General Motors Financial Co., Inc.:
4% 1/15/25		11,521,000	12,528,642
4.25% 5/15/23		3,453,000	3,659,919
4.375% 9/25/21		30,556,000	30,634,274
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (d)		22,286,000	22,669,648
3.125% 5/12/23 (d)		19,413,000	20,216,562
			89,709,045
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. 5.5% 3/1/28 (d)		11,830,000	12,110,963
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (d)		12,755,000	13,169,538
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23		5,393,000	5,745,314
Service Corp. International:
4% 5/15/31		3,715,000	3,848,666
5.125% 6/1/29		4,485,000	4,890,668
Sotheby's 7.375% 10/15/27 (d)		13,093,000	13,892,328
WASH Multifamily Acquisition, Inc. 5.75% 4/15/26 (d)		8,670,000	9,071,248
			62,728,725
Hotels, Restaurants & Leisure - 0.7%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4% 10/15/30 (d)		3,260,000	3,242,005
4.375% 1/15/28 (d)		4,880,000	4,953,200
5.75% 4/15/25 (d)		110,000	115,913
Affinity Gaming LLC 6.875% 12/15/27 (d)		6,195,000	6,580,949
Aramark Services, Inc.:
5% 2/1/28 (d)		8,854,000	9,206,544
6.375% 5/1/25 (d)		480,000	508,104
Caesars Entertainment, Inc.:
6.25% 7/1/25 (d)		9,230,000	9,755,649
8.125% 7/1/27 (d)		13,720,000	15,164,716
Caesars Resort Collection LLC 5.25% 10/15/25 (d)		4,264,000	4,324,549
Carnival Corp.:
4% 8/1/28 (d)		5,500,000	5,527,500
5.75% 3/1/27 (d)		10,365,000	10,600,389
6.65% 1/15/28		450,000	484,632
7.625% 3/1/26 (d)		11,355,000	12,036,073
GENM Capital Labuan Ltd. 3.882% 4/19/31 (d)		1,585,000	1,599,661
Golden Entertainment, Inc. 7.625% 4/15/26 (d)		5,841,000	6,191,460
Golden Nugget, Inc. 6.75% 10/15/24 (d)		6,330,000	6,344,559
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (d)		5,580,000	5,538,150
3.75% 5/1/29 (d)		750,000	765,000
4% 5/1/31 (d)		2,700,000	2,784,375
5.75% 5/1/28 (d)		420,000	453,676
Hilton Grand Vacations Borrower Escrow LLC 4.875% 7/1/31 (d)		1,425,000	1,412,531
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27		975,000	1,011,475
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	11,910,000	17,714,255
3.75% 8/14/25 (Reg. S)	GBP	300,000	446,857
Marriott Ownership Resorts, Inc.:
4.5% 6/15/29 (d)		400,000	403,960
4.75% 1/15/28		1,395,000	1,415,925
6.125% 9/15/25 (d)		1,365,000	1,434,956
McDonald's Corp.:
3.5% 7/1/27		6,642,000	7,373,031
3.6% 7/1/30		7,896,000	8,917,185
4.2% 4/1/50		3,991,000	4,896,619
MCE Finance Ltd.:
4.875% 6/6/25 (d)		890,000	905,575
5.375% 12/4/29 (d)		2,707,000	2,800,919
5.75% 7/21/28 (d)		3,927,000	4,093,898
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)		1,365,000	1,379,759
NCL Corp. Ltd. 5.875% 3/15/26 (d)		1,345,000	1,348,363
NCL Finance Ltd. 6.125% 3/15/28 (d)		960,000	964,800
Raptor Acquisition Corp. / Raptor Co-Issuer LLC 4.875% 11/1/26 (d)		1,850,000	1,874,143
Royal Caribbean Cruises Ltd.:
4.25% 7/1/26 (d)		5,550,000	5,411,250
5.5% 8/31/26 (d)		5,685,000	5,763,169
5.5% 4/1/28 (d)		7,300,000	7,363,182
9.125% 6/15/23 (d)		1,425,000	1,553,250
10.875% 6/1/23 (d)		1,070,000	1,204,197
11.5% 6/1/25 (d)		2,539,000	2,913,503
Scientific Games Corp. 5% 10/15/25 (d)		1,201,000	1,235,289
Station Casinos LLC 4.5% 2/15/28 (d)		8,951,000	9,085,265
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (d)		618,000	617,629
Times Square Hotel Trust 8.528% 8/1/26 (d)		932,553	1,011,588
Viking Cruises Ltd. 13% 5/15/25 (d)		1,620,000	1,875,150
Viking Ocean Cruises Ship VII Ltd. 5.625% 2/15/29 (d)		950,000	945,250
Voc Escrow Ltd. 5% 2/15/28 (d)		2,935,000	2,901,981
Whitbread PLC:
2.375% 5/31/27 (Reg. S)	GBP	1,850,000	2,575,622
3.375% 10/16/25 (Reg. S)	GBP	6,600,000	9,597,290
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (d)		2,700,000	2,793,663
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (d)		4,848,000	5,090,400
Wynn Macau Ltd.:
5.5% 1/15/26 (d)		980,000	1,007,979
5.5% 10/1/27 (d)		4,970,000	5,032,125
Yum! Brands, Inc. 4.625% 1/31/32		5,170,000	5,595,284
			238,144,421
Household Durables - 0.0%
Adams Homes, Inc. 7.5% 2/15/25 (d)		505,000	528,356
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 4.625% 8/1/29 (d)		1,345,000	1,345,000
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	3,350,000	4,594,758
			6,468,114
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd. 2.125% 2/9/31		1,100,000	1,081,003
B2W Digital Lux SARL 4.375% 12/20/30 (d)		2,335,000	2,335,000
JD.com, Inc. 3.375% 1/14/30		1,780,000	1,906,522
Meituan:
2.125% 10/28/25 (d)		1,375,000	1,345,493
3.05% 10/28/30 (d)		1,235,000	1,166,921
MercadoLibre, Inc.:
2.375% 1/14/26		470,000	470,588
3.125% 1/14/31		520,000	512,200
Prosus NV:
3.68% 1/21/30 (d)		1,145,000	1,187,079
4.027% 8/3/50 (d)		1,605,000	1,504,688
Terrier Media Buyer, Inc. 8.875% 12/15/27 (d)		5,547,000	5,907,555
			17,417,049
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22		7,080,000	7,260,142
3% 11/19/24		16,110,000	17,111,450
Mattel, Inc.:
3.75% 4/1/29 (d)		2,435,000	2,556,263
5.45% 11/1/41		640,000	769,600
6.2% 10/1/40		4,985,000	6,405,725
			34,103,180
Multiline Retail - 0.1%
John Lewis PLC 6.125% 1/21/25	GBP	6,209,000	9,589,363
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	5,980,000	8,596,163
4.5% 7/10/27 (Reg. S)	GBP	2,400,000	3,558,662
			21,744,188
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30		2,958,000	3,488,886
AutoZone, Inc.:
3.625% 4/15/25		4,471,000	4,868,151
4% 4/15/30		20,750,000	23,767,088
Bath & Body Works, Inc.:
5.25% 2/1/28		595,000	666,397
6.625% 10/1/30 (d)		920,000	1,060,300
6.694% 1/15/27		2,170,000	2,547,645
Lowe's Companies, Inc. 4.5% 4/15/30		15,047,000	17,859,251
O'Reilly Automotive, Inc. 4.2% 4/1/30		4,640,000	5,388,793
			59,646,511
Textiles, Apparel & Luxury Goods - 0.0%
Delta Merlin Dunia Tekstil PT:
0% 6/26/32		212,500	12,126
2.5% 6/26/28		212,500	41,677
Levi Strauss & Co. 3.5% 3/1/31 (d)		3,360,000	3,460,800
Wolverine World Wide, Inc. 4% 8/15/29 (d)		4,440,000	4,500,517
			8,015,120
TOTAL CONSUMER DISCRETIONARY			549,356,062
CONSUMER STAPLES - 2.2%
Beverages - 1.1%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36		23,011,000	28,150,375
4.9% 2/1/46		28,689,000	36,231,466
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30		33,300,000	37,089,903
4.35% 6/1/40		13,754,000	16,495,788
4.5% 6/1/50		35,000,000	43,511,953
4.6% 6/1/60		14,912,000	18,587,028
4.75% 4/15/58		17,929,000	22,794,219
5.45% 1/23/39		18,170,000	24,003,551
5.55% 1/23/49		34,229,000	47,581,879
5.8% 1/23/59 (Reg. S)		36,395,000	53,896,452
Central American Bottling Corp. 5.75% 1/31/27 (d)		868,000	904,890
Constellation Brands, Inc. 4.25% 5/1/23		3,316,000	3,514,103
Primo Water Holdings, Inc. 4.375% 4/30/29 (d)		7,475,000	7,546,087
The Coca-Cola Co.:
3.375% 3/25/27		24,915,000	27,783,679
3.45% 3/25/30		13,895,000	15,757,488
Triton Water Holdings, Inc. 6.25% 4/1/29 (d)		7,800,000	7,719,894
			391,568,755
Food & Staples Retailing - 0.3%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (d)		14,635,000	14,781,350
4.875% 2/15/30 (d)		3,660,000	3,993,975
C&S Group Enterprises LLC 5% 12/15/28 (d)		9,765,000	9,667,350
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (d)		1,480,000	1,652,198
Performance Food Group, Inc. 5.5% 10/15/27 (d)		4,857,000	5,057,351
Sysco Corp.:
5.65% 4/1/25		10,949,000	12,630,391
5.95% 4/1/30		8,801,000	11,343,519
6.6% 4/1/50		13,280,000	21,254,029
U.S. Foods, Inc. 4.75% 2/15/29 (d)		3,290,000	3,368,138
Walgreens Boots Alliance, Inc. 3.3% 11/18/21		6,403,000	6,411,681
			90,159,982
Food Products - 0.2%
Adecoagro SA 6% 9/21/27 (d)		1,875,000	1,969,688
Camposol SA 6% 2/3/27 (d)		605,000	624,663
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		1,207,000	1,335,470
JBS U.S.A. Food Co.:
5.75% 1/15/28 (d)		1,555,000	1,641,769
7% 1/15/26 (d)		1,472,000	1,550,163
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (d)		1,480,000	1,622,450
JBS U.S.A. Lux SA / JBS Food Co.:
3.75% 12/1/31 (d)		5,575,000	5,880,092
5.5% 1/15/30 (d)		4,445,000	5,016,405
6.5% 4/15/29 (d)		13,305,000	15,067,913
MHP SA 7.75% 5/10/24 (d)		900,000	974,138
Post Holdings, Inc.:
4.5% 9/15/31 (d)		5,915,000	5,966,756
4.625% 4/15/30 (d)		2,555,000	2,608,827
5.5% 12/15/29 (d)		6,955,000	7,450,544
TreeHouse Foods, Inc. 4% 9/1/28		3,650,000	3,518,053
			55,226,931
Personal Products - 0.0%
Natura Cosmeticos SA 4.125% 5/3/28 (d)		1,800,000	1,847,700
Tobacco - 0.6%
Altria Group, Inc.:
3.875% 9/16/46		28,850,000	29,131,191
4.25% 8/9/42		17,795,000	18,868,836
4.5% 5/2/43		11,887,000	13,072,561
4.8% 2/14/29		3,305,000	3,844,149
5.375% 1/31/44		21,453,000	25,800,629
5.95% 2/14/49		14,275,000	18,536,704
BAT Capital Corp.:
3.557% 8/15/27		6,350,000	6,871,722
4.7% 4/2/27		2,600,000	2,953,594
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	10,974,000	15,208,003
Imperial Tobacco Finance PLC:
3.5% 7/26/26 (d)		12,260,000	13,231,810
3.75% 7/21/22 (d)		12,933,000	13,207,887
4.25% 7/21/25 (d)		11,765,000	12,918,318
Reynolds American, Inc.:
4.45% 6/12/25		9,399,000	10,415,207
5.7% 8/15/35		2,699,000	3,299,701
5.85% 8/15/45		22,737,000	28,120,711
6.15% 9/15/43		2,874,000	3,644,344
7.25% 6/15/37		3,221,000	4,385,153
			223,510,520
TOTAL CONSUMER STAPLES			762,313,888
ENERGY - 5.1%
Energy Equipment & Services - 0.1%
Guara Norte SARL 5.198% 6/15/34 (d)		1,350,649	1,390,358
Halliburton Co.:
3.8% 11/15/25		382,000	420,649
4.85% 11/15/35		5,447,000	6,445,947
Oleoducto Central SA 4% 7/14/27 (d)		1,575,000	1,627,467
Southern Gas Corridor CJSC 6.875% 3/24/26 (d)		2,691,000	3,185,976
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)		435,000	455,880
6.95% 3/18/30 (Reg. S)		750,000	929,438
Technip Energies NV 1.125% 5/28/28	EUR	6,000,000	7,239,013
The Oil and Gas Holding Co.:
7.5% 10/25/27 (d)		1,677,000	1,854,448
7.625% 11/7/24 (d)		2,315,000	2,564,326
8.375% 11/7/28 (d)		485,000	560,266
Transocean Guardian Ltd. 5.875% 1/15/24 (d)		2,043,501	1,941,326
Transocean Phoenix 2 Ltd. 7.75% 10/15/24 (d)		418,000	424,270
Transocean Pontus Ltd. 6.125% 8/1/25 (d)		1,021,750	1,011,533
Transocean Poseidon Ltd. 6.875% 2/1/27 (d)		2,170,000	2,099,475
Transocean Proteus Ltd. 6.25% 12/1/24 (d)		462,000	455,070
Transocean Sentry Ltd. 5.375% 5/15/23 (d)		2,242,292	2,146,995
			34,752,437
Oil, Gas & Consumable Fuels - 5.0%
California Resources Corp. 7.125% 2/1/26 (d)		3,765,000	3,949,598
Canadian Natural Resources Ltd.:
3.9% 2/1/25		15,925,000	17,278,719
5.85% 2/1/35		6,942,000	8,989,346
Cenovus Energy, Inc. 4.25% 4/15/27		22,916,000	25,425,278
Cheniere Energy, Inc. 4.625% 10/15/28		5,565,000	5,871,075
Citgo Holding, Inc. 9.25% 8/1/24 (d)		1,165,000	1,167,330
Citgo Petroleum Corp.:
6.375% 6/15/26(d)		17,160,000	17,417,400
7% 6/15/25 (d)		12,765,000	13,084,125
Columbia Pipeline Group, Inc. 4.5% 6/1/25		2,999,000	3,355,122
Comstock Resources, Inc.:
5.875% 1/15/30 (d)		6,180,000	6,196,624
6.75% 3/1/29 (d)		7,820,000	8,207,090
7.5% 5/15/25 (d)		865,000	895,275
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (d)		18,087,000	18,267,870
5.75% 4/1/25		7,254,000	7,408,148
6% 2/1/29 (d)		13,315,000	13,581,300
CVR Energy, Inc.:
5.25% 2/15/25 (d)		14,130,000	13,847,400
5.75% 2/15/28 (d)		10,665,000	10,529,981
DCP Midstream Operating LP:
3.875% 3/15/23		3,524,000	3,620,910
5.125% 5/15/29		3,136,000	3,480,960
5.85% 5/21/43 (d)(f)		16,107,000	14,898,975
6.45% 11/3/36 (d)		8,754,000	10,614,225
8.125% 8/16/30		71,000	94,608
Delek Logistics Partners LP 7.125% 6/1/28 (d)		7,075,000	7,499,111
Delek Overriding Royalty Levia 7.494% 12/30/23 (Reg. S) (d)		2,200,000	2,252,250
EG Global Finance PLC:
6.75% 2/7/25 (d)		5,870,000	6,031,425
8.5% 10/30/25 (d)		8,795,000	9,212,763
Empresa Nacional de Petroleo 4.375% 10/30/24 (d)		5,762,000	6,224,401
Enable Midstream Partners LP 3.9% 5/15/24 (f)		2,707,000	2,878,078
Enbridge, Inc.:
4% 10/1/23		9,942,000	10,555,713
4.25% 12/1/26		4,925,000	5,534,814
Endeavor Energy Resources LP/EER Finance, Inc. 5.75% 1/30/28 (d)		4,367,000	4,596,268
Energean Israel Finance Ltd. 4.875% 3/30/26 (Reg. S) (d)		1,555,000	1,591,698
Energy Transfer LP:
3.75% 5/15/30		8,703,000	9,449,452
4.2% 9/15/23		3,683,000	3,920,803
4.25% 3/15/23		3,594,000	3,757,381
4.5% 4/15/24		4,042,000	4,389,999
4.95% 6/15/28		12,566,000	14,555,301
5% 5/15/50		19,455,000	22,793,948
5.25% 4/15/29		6,576,000	7,746,313
5.4% 10/1/47		32,027,000	38,876,404
5.8% 6/15/38		7,006,000	8,640,889
6% 6/15/48		4,563,000	5,830,096
6.25% 4/15/49		4,516,000	5,978,563
EnLink Midstream LLC 5.625% 1/15/28 (d)		1,005,000	1,050,225
EnLink Midstream Partners LP:
5.05% 4/1/45		1,320,000	1,211,305
5.45% 6/1/47		2,755,000	2,594,852
5.6% 4/1/44		480,000	456,000
Exxon Mobil Corp. 3.482% 3/19/30		61,580,000	69,232,585
FEL Energy VI SARL 5.75% 12/1/40 (d)		765,855	813,913
Galaxy Pipeline Assets BidCo Ltd. 2.625% 3/31/36 (d)		1,570,000	1,566,075
GeoPark Ltd. 6.5% 9/21/24 (d)		1,345,000	1,378,625
Global Partners LP/GLP Finance Corp.:
6.875% 1/15/29		5,155,000	5,347,694
7% 8/1/27		5,189,000	5,391,630
Harvest Midstream I LP 7.5% 9/1/28 (d)		4,155,000	4,383,110
Hess Corp.:
4.3% 4/1/27		20,911,000	23,232,571
5.6% 2/15/41		5,395,000	6,732,030
5.8% 4/1/47		15,757,000	20,493,548
7.125% 3/15/33		3,656,000	4,934,956
7.3% 8/15/31		4,354,000	5,921,151
Hess Midstream Partners LP:
4.25% 2/15/30 (d)		1,520,000	1,539,000
5.125% 6/15/28 (d)		4,372,000	4,579,670
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (d)		1,725,000	1,782,598
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (d)		6,695,000	6,830,909
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25 (d)		935,000	982,573
KazMunaiGaz National Co.:
3.5% 4/14/33 (d)		915,000	958,920
4.75% 4/24/25 (d)		283,000	314,979
5.75% 4/19/47 (d)		460,000	573,850
Kinder Morgan Energy Partners LP:
3.45% 2/15/23		6,689,000	6,923,488
5.5% 3/1/44		27,364,000	34,796,518
6.55% 9/15/40		1,203,000	1,696,615
Kinder Morgan, Inc.:
5.05% 2/15/46		3,092,000	3,797,951
5.55% 6/1/45		7,786,000	10,103,024
Kosmos Energy Ltd. 7.125% 4/4/26 (d)		4,270,000	4,077,850
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S) (d)		990,000	1,031,897
6.125% 6/30/25 (Reg. S) (d)		1,635,000	1,779,861
Lukoil International Finance BV 4.75% 11/2/26 (d)		695,000	777,879
Lukoil Securities BV 3.875% 5/6/30 (d)		435,000	461,644
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (d)		2,795,000	2,896,459
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (d)		290,000	312,711
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (d)		945,000	985,930
MEG Energy Corp.:
5.875% 2/1/29 (d)		740,000	762,133
7.125% 2/1/27 (d)		4,385,000	4,614,160
Mesquite Energy, Inc. 7.25% 2/15/23 (c)(d)(e)		7,883,000	1
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (f)(g)		8,773,000	8,772,781
4.5% 7/15/23		6,299,000	6,690,816
4.8% 2/15/29		3,672,000	4,298,658
4.875% 12/1/24		8,532,000	9,493,434
5.5% 2/15/49		11,018,000	14,227,616
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (d)		1,020,000	1,029,078
NAK Naftogaz Ukraine:
7.375% 7/19/22 (Reg. S)		1,605,000	1,652,949
7.625% 11/8/26 (d)		565,000	579,408
New Fortress Energy, Inc.:
6.5% 9/30/26 (d)		18,130,000	18,224,276
6.75% 9/15/25 (d)		18,122,000	18,393,830
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.5% 2/1/26 (d)		17,160,000	17,417,400
Nostrum Oil & Gas Finance BV 8% 7/25/22 (d)(e)		7,356,000	2,022,900
Occidental Petroleum Corp.:
3.2% 8/15/26		2,231,000	2,301,232
3.5% 8/15/29		11,397,000	11,810,597
4.3% 8/15/39		2,539,000	2,583,433
4.4% 8/15/49		1,024,000	1,031,997
4.5% 7/15/44		30,708,000	31,322,160
5.55% 3/15/26		16,072,000	17,920,280
6.125% 1/1/31		3,490,000	4,220,108
6.2% 3/15/40		1,475,000	1,759,100
6.45% 9/15/36		24,061,000	30,076,250
6.6% 3/15/46		18,160,000	22,974,398
7.5% 5/1/31		31,005,000	40,567,872
7.875% 9/15/31		935,000	1,242,063
8.875% 7/15/30		3,205,000	4,398,189
Oman Oil Co. 5.125% 5/6/28 (d)		390,000	395,363
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (d)		18,015,000	17,384,475
Petrobras Global Finance BV:
6.75% 6/3/50		1,635,000	1,889,243
6.875% 1/20/40		1,640,000	1,956,008
8.75% 5/23/26		1,984,000	2,551,052
Petroleos de Venezuela SA:
5.375% 4/12/27 (e)		621,100	27,328
6% 5/16/24 (d)(e)		3,207,669	141,137
6% 11/15/26 (d)(e)		2,790,167	122,767
12.75% 2/17/22 (d)(e)		172,000	7,310
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.7748% 3/11/22 (f)(g)		1,125,000	1,131,503
2.5% 11/24/22 (Reg. S)	EUR	1,954,000	2,323,480
3.5% 1/30/23		1,850,000	1,879,369
4.5% 1/23/26		22,915,000	23,167,065
4.875% 1/24/22		1,700,000	1,719,975
4.875% 1/18/24		6,441,000	6,705,886
5.35% 2/12/28		650,000	645,125
5.375% 3/13/22		770,000	781,454
5.95% 1/28/31		59,072,000	58,002,797
6.35% 2/12/48		43,373,000	36,537,415
6.49% 1/23/27		36,590,000	38,675,630
6.5% 3/13/27		75,388,000	79,798,198
6.5% 6/2/41		380,000	339,696
6.625% 6/15/35		5,003,000	4,844,555
6.75% 9/21/47		31,543,000	27,710,526
6.84% 1/23/30		80,806,000	84,341,263
6.875% 10/16/25 (d)		760,000	834,860
6.95% 1/28/60		23,857,000	20,867,718
7.69% 1/23/50		54,230,000	51,777,177
8.625% 2/1/22		1,485,000	1,523,981
Petronas Capital Ltd. 3.5% 4/21/30 (d)		625,000	689,446
Petrorio Luxembourg SARL 6.125% 6/9/26 (d)		1,165,000	1,193,543
Phillips 66 Co.:
3.7% 4/6/23		1,863,000	1,956,500
3.85% 4/9/25		2,401,000	2,624,995
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29		4,919,000	5,210,291
3.6% 11/1/24		4,912,000	5,236,070
3.65% 6/1/22		4,550,000	4,620,950
PT Adaro Indonesia 4.25% 10/31/24 (d)		2,000,000	2,046,625
Qatar Petroleum:
1.375% 9/12/26 (d)		1,420,000	1,421,498
2.25% 7/12/31 (d)		2,465,000	2,483,488
3.3% 7/12/51 (d)		1,665,000	1,712,869
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22		7,228,000	7,320,793
Rockies Express Pipeline LLC:
4.8% 5/15/30 (d)		220,000	227,521
4.95% 7/15/29 (d)		2,610,000	2,715,366
6.875% 4/15/40 (d)		990,000	1,091,475
SA Global Sukuk Ltd. 1.602% 6/17/26 (d)		1,140,000	1,142,138
Sabine Pass Liquefaction LLC 4.5% 5/15/30		31,000,000	35,909,347
Saudi Arabian Oil Co.:
1.625% 11/24/25 (d)		2,495,000	2,519,950
3.5% 4/16/29 (d)		5,525,000	6,007,747
4.25% 4/16/39 (d)		3,090,000	3,539,595
4.375% 4/16/49 (d)		1,025,000	1,196,688
Sibur Securities DAC 2.95% 7/8/25 (d)		610,000	623,725
Sinopec Group Overseas Development Ltd.:
1.45% 1/8/26 (d)		980,000	983,067
2.7% 5/13/30 (d)		600,000	621,300
SM Energy Co.:
5.625% 6/1/25		2,785,000	2,793,968
6.5% 7/15/28		2,335,000	2,346,371
6.75% 9/15/26		650,000	653,250
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29		2,900,000	2,936,250
5.875% 3/15/28		2,625,000	2,772,656
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (d)		4,250,000	4,292,500
6% 3/1/27 (d)		12,220,000	12,647,700
6% 12/31/30 (d)		5,285,000	5,375,479
6% 9/1/31 (d)		4,265,000	4,270,331
7.5% 10/1/25 (d)		540,000	581,839
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (d)		4,620,000	4,838,665
4.875% 2/1/31		5,380,000	5,852,364
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (d)		1,777,000	1,823,202
The Williams Companies, Inc.:
3.5% 11/15/30		32,834,000	36,035,772
3.9% 1/15/25		16,989,000	18,429,150
4% 9/15/25		1,911,000	2,110,104
4.3% 3/4/24		26,077,000	28,126,412
4.5% 11/15/23		4,667,000	5,019,071
4.55% 6/24/24		21,661,000	23,724,895
5.75% 6/24/44		12,223,000	16,326,531
Transcontinental Gas Pipe Line Co. LLC:
3.25% 5/15/30		3,952,000	4,278,316
3.95% 5/15/50		12,733,000	14,347,768
Tullow Oil PLC 10.25% 5/15/26 (d)		2,775,000	2,872,125
Valero Energy Corp.:
2.7% 4/15/23		6,494,000	6,706,563
2.85% 4/15/25		3,736,000	3,942,926
Venture Global Calcasieu Pass LLC:
3.875% 8/15/29 (d)		2,920,000	3,009,381
4.125% 8/15/31 (d)		2,890,000	3,030,888
Western Gas Partners LP:
3.95% 6/1/25		3,216,000	3,368,760
4.65% 7/1/26		5,039,000	5,432,042
4.75% 8/15/28		3,701,000	4,072,210
YPF SA:
4% 2/12/26 (d)(h)		2,595,350	2,329,327
8.5% 3/23/25 (d)		1,574,000	1,450,284
8.75% 4/4/24 (d)		4,359,000	4,006,248
			1,713,809,435
TOTAL ENERGY			1,748,561,872
FINANCIALS - 12.8%
Banks - 5.0%
AIB Group PLC 1.875% 11/19/29 (Reg. S) (f)	EUR	8,020,000	9,735,711
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (f)	EUR	1,350,000	1,560,140
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (d)		262,000	274,609
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (c)(e)	EUR	1,300,000	214,897
Bank Ireland Group PLC:
1.375% 8/11/31 (Reg. S) (f)	EUR	6,600,000	7,807,227
2.375% 10/14/29 (Reg. S) (f)	EUR	5,940,000	7,313,264
3.125% 9/19/27 (Reg. S) (f)	GBP	8,840,000	12,340,889
Bank of America Corp.:
2.299% 7/21/32 (f)		34,460,000	34,664,804
2.496% 2/13/31 (f)		10,000,000	10,282,816
3.3% 1/11/23		574,000	597,745
3.419% 12/20/28 (f)		14,844,000	16,302,874
3.5% 4/19/26		13,098,000	14,421,390
3.705% 4/24/28 (f)		20,736,000	22,984,665
3.864% 7/23/24 (f)		43,427,000	46,032,958
3.95% 4/21/25		10,930,000	11,969,711
4.1% 7/24/23		7,314,000	7,830,559
4.2% 8/26/24		25,822,000	28,302,199
4.25% 10/22/26		9,380,000	10,651,805
4.45% 3/3/26		4,916,000	5,544,840
Banque Centrale de Tunisie 5.75% 1/30/25 (d)		115,000	101,344
Barclays Bank PLC 1.7% 5/12/22		11,119,000	11,220,376
Barclays PLC:
2% 2/7/28 (Reg. S) (f)	EUR	2,350,000	2,843,438
2.852% 5/7/26 (f)		31,500,000	33,338,774
4.375% 1/12/26		15,982,000	17,972,946
5.088% 6/20/30 (f)		26,155,000	30,534,600
5.2% 5/12/26		12,530,000	14,394,213
BBVA Bancomer SA Texas Branch 6.75% 9/30/22 (d)		810,000	856,202
Biz Finance PLC 9.625% 4/27/22 (d)		580,500	597,117
BNP Paribas SA 2.219% 6/9/26 (d)(f)		27,762,000	28,576,915
CIT Group, Inc. 3.929% 6/19/24 (f)		4,855,000	5,091,681
Citigroup, Inc.:
2.666% 1/29/31 (f)		10,000,000	10,390,015
2.75% 4/25/22		15,927,000	16,152,917
3.142% 1/24/23 (f)		14,530,000	14,689,030
3.352% 4/24/25 (f)		17,534,000	18,687,715
4.05% 7/30/22		3,378,000	3,491,243
4.3% 11/20/26		5,384,000	6,110,577
4.4% 6/10/25		31,901,000	35,489,123
4.412% 3/31/31 (f)		42,031,000	49,243,898
4.45% 9/29/27		19,254,000	22,050,363
4.6% 3/9/26		8,567,000	9,759,291
5.5% 9/13/25		14,874,000	17,284,343
Citizens Financial Group, Inc. 2.638% 9/30/32		10,185,000	10,355,103
Commonwealth Bank of Australia 3.61% 9/12/34 (d)(f)		9,644,000	10,335,003
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22		19,558,000	20,249,365
Danske Bank A/S:
0.875% 5/22/23 (Reg. S)	EUR	2,150,000	2,583,800
2.25% 1/14/28 (Reg. S) (f)	GBP	3,450,000	4,884,562
5.375% 1/12/24 (Reg. S)		6,050,000	6,669,349
Development Bank of Mongolia 7.25% 10/23/23 (d)		306,000	327,977
Discover Bank 4.2% 8/8/23		11,373,000	12,179,003
Georgia Bank Joint Stock Co. 6% 7/26/23 (d)		2,368,000	2,516,000
HSBC Holdings PLC:
4.25% 3/14/24		3,945,000	4,254,436
4.95% 3/31/30		5,616,000	6,782,479
Intesa Sanpaolo SpA:
3.875% 7/14/27 (d)		5,666,000	6,180,117
4.198% 6/1/32 (d)		4,469,000	4,599,892
5.017% 6/26/24 (d)		16,671,000	18,096,525
5.71% 1/15/26 (d)		53,212,000	59,839,868
Itau Unibanco Holding SA 6.2% 12/21/21 (Reg. S)		624,000	633,672
JPMorgan Chase & Co.:
2.739% 10/15/30 (f)		10,000,000	10,535,288
2.956% 5/13/31 (f)		16,800,000	17,790,732
3.25% 9/23/22		11,737,000	12,113,226
3.797% 7/23/24 (f)		44,260,000	46,964,212
3.875% 9/10/24		22,801,000	24,819,955
4.125% 12/15/26		20,651,000	23,446,113
4.452% 12/5/29 (f)		40,200,000	46,948,425
4.493% 3/24/31 (f)		60,900,000	72,094,480
Lloyds Banking Group PLC 1.985% 12/15/31 (f)	GBP	3,200,000	4,449,262
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		625,000	641,719
NatWest Markets PLC 2.375% 5/21/23 (d)		33,596,000	34,729,676
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (d)		391,000	408,180
Rabobank Nederland 4.375% 8/4/25		16,524,000	18,470,776
Royal Bank of Scotland Group PLC:
2.105% 11/28/31 (Reg. S) (f)	GBP	5,300,000	7,366,975
3.073% 5/22/28 (f)		17,464,000	18,635,476
3.622% 8/14/30 (Reg. S) (f)	GBP	2,250,000	3,299,700
4.8% 4/5/26		15,141,000	17,324,451
5.125% 5/28/24		44,276,000	49,038,791
6% 12/19/23		74,798,000	83,334,729
6.1% 6/10/23		26,301,000	28,671,753
6.125% 12/15/22		27,112,000	28,988,901
SB Capital SA 5.125% 10/29/22 (d)		640,000	664,920
Societe Generale:
1.038% 6/18/25 (d)(f)		70,150,000	69,837,435
1.488% 12/14/26 (d)(f)		37,622,000	37,421,041
4.25% 4/14/25 (d)		2,700,000	2,932,476
4.75% 11/24/25 (d)		1,750,000	1,948,643
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (d)		1,330,000	1,354,356
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (f)	EUR	5,050,000	6,138,761
5.861% 6/19/32 (d)(f)		4,900,000	5,468,392
6.572% 1/14/22 (d)		23,534,000	24,032,801
Virgin Money UK PLC 5.125% 12/11/30 (Reg. S) (f)	GBP	3,250,000	4,979,044
Wells Fargo & Co.:
2.406% 10/30/25 (f)		18,129,000	18,944,220
2.572% 2/11/31 (f)		10,000,000	10,383,507
4.478% 4/4/31 (f)		58,414,000	69,195,569
5.013% 4/4/51 (f)		83,211,000	115,867,157
Westpac Banking Corp. 4.11% 7/24/34 (f)		13,519,000	14,927,490
			1,702,365,007
Capital Markets - 3.6%
Affiliated Managers Group, Inc.:
3.5% 8/1/25		13,384,000	14,590,388
4.25% 2/15/24		9,340,000	10,144,512
Ares Capital Corp.:
3.875% 1/15/26		47,916,000	51,552,692
4.2% 6/10/24		31,505,000	33,880,383
AssuredPartners, Inc. 5.625% 1/15/29 (d)		2,035,000	2,048,187
Credit Suisse Group AG:
2.593% 9/11/25 (d)(f)		38,976,000	40,569,082
3.75% 3/26/25		12,391,000	13,439,012
3.8% 6/9/23		23,347,000	24,616,949
3.869% 1/12/29 (d)(f)		11,793,000	13,041,154
4.194% 4/1/31 (d)(f)		40,588,000	45,980,678
4.207% 6/12/24 (d)(f)		18,061,000	19,131,992
6.5% 8/8/23 (Reg. S)		17,385,000	19,123,500
Deutsche Bank AG:
4.1% 1/13/26		5,495,000	6,026,052
4.5% 4/1/25		75,051,000	80,867,439
Deutsche Bank AG New York Branch:
3.3% 11/16/22		30,321,000	31,321,601
3.729% 1/14/32 (f)		60,841,000	62,752,386
5% 2/14/22		29,755,000	30,357,126
5.882% 7/8/31 (f)		10,000,000	11,780,422
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (f)		34,782,000	35,163,603
2.6% 2/7/30		10,000,000	10,423,178
2.876% 10/31/22 (f)		64,328,000	64,586,409
3.2% 2/23/23		10,830,000	11,248,426
3.691% 6/5/28 (f)		128,004,000	142,180,236
3.75% 5/22/25		12,741,000	13,882,218
3.8% 3/15/30		70,690,000	79,704,007
6.75% 10/1/37		6,976,000	10,164,145
Moody's Corp.:
3.25% 1/15/28		7,339,000	8,036,878
3.75% 3/24/25		20,324,000	22,217,244
4.875% 2/15/24		6,892,000	7,527,610
Morgan Stanley:
2.699% 1/22/31 (f)		10,000,000	10,470,791
3.125% 1/23/23		8,282,000	8,602,928
3.125% 7/27/26		69,344,000	75,247,148
3.622% 4/1/31 (f)		39,278,000	43,993,987
3.737% 4/24/24 (f)		79,634,000	83,825,100
4.431% 1/23/30 (f)		14,132,000	16,474,075
4.875% 11/1/22		16,717,000	17,573,584
5% 11/24/25		27,517,000	31,666,546
State Street Corp. 2.825% 3/30/23 (f)		2,663,000	2,702,611
UBS Group AG:
1.494% 8/10/27 (d)(f)		21,621,000	21,594,761
4.125% 9/24/25 (d)		12,029,000	13,393,858
			1,241,902,898
Consumer Finance - 2.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24		22,114,000	23,063,610
3.5% 5/26/22		960,000	978,350
4.125% 7/3/23		13,016,000	13,744,812
4.45% 4/3/26		10,546,000	11,567,072
4.875% 1/16/24		16,603,000	18,020,110
6.5% 7/15/25		13,775,000	16,072,200
Ally Financial, Inc.:
1.45% 10/2/23		8,643,000	8,772,738
3.05% 6/5/23		36,615,000	38,072,773
5.125% 9/30/24		8,417,000	9,445,296
5.75% 11/20/25		20,763,000	23,786,969
5.8% 5/1/25		20,531,000	23,761,742
8% 11/1/31		10,441,000	15,306,051
Capital One Financial Corp.:
2.6% 5/11/23		29,071,000	30,099,374
3.65% 5/11/27		52,443,000	58,532,222
3.8% 1/31/28		24,176,000	27,131,964
Discover Financial Services:
3.85% 11/21/22		22,201,000	23,125,954
3.95% 11/6/24		9,389,000	10,220,035
4.1% 2/9/27		11,988,000	13,485,421
4.5% 1/30/26		15,184,000	17,141,803
5.2% 4/27/22		7,992,000	8,244,043
Ford Motor Credit Co. LLC:
4.063% 11/1/24		77,591,000	82,009,807
5.584% 3/18/24		20,831,000	22,549,558
5.596% 1/7/22		19,922,000	20,182,978
OneMain Finance Corp. 3.875% 9/15/28		5,685,000	5,711,606
Synchrony Financial:
2.85% 7/25/22		5,574,000	5,690,237
3.95% 12/1/27		24,512,000	27,319,532
4.25% 8/15/24		23,318,000	25,308,012
4.375% 3/19/24		19,957,000	21,601,308
5.15% 3/19/29		36,585,000	43,322,973
Toyota Motor Credit Corp. 2.9% 3/30/23		30,215,000	31,436,049
Unifin Financiera S.A.B. de CV 7.25% 9/27/23 (d)		30,000	29,996
			675,734,595
Diversified Financial Services - 0.7%
1MDB Global Investments Ltd. 4.4% 3/9/23		9,800,000	9,873,500
Brixmor Operating Partnership LP:
3.25% 9/15/23		16,257,000	17,039,522
3.85% 2/1/25		9,126,000	9,909,052
4.05% 7/1/30		19,581,000	22,163,347
4.125% 6/15/26		15,162,000	16,954,139
4.125% 5/15/29		18,497,000	21,075,013
Cimpor Financial Operations BV 5.75% 7/17/24 (d)		1,142,000	1,098,604
Equitable Holdings, Inc. 3.9% 4/20/23		2,109,000	2,220,612
HCRX Investments Holdco LP 4.5% 8/1/29 (d)		1,205,000	1,220,529
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.375% 2/1/29		4,780,000	4,797,925
5.25% 5/15/27		16,575,000	17,217,281
6.25% 5/15/26		9,221,000	9,716,629
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	5,600,000	6,807,048
M&G PLC:
5.625% 10/20/51 (Reg. S) (f)	GBP	3,600,000	5,939,847
6.5% 10/20/48 (Reg. S) (f)		870,000	1,067,925
MDC GMTN BV 2.875% 11/7/29 (d)		1,375,000	1,456,039
OEC Finance Ltd.:
4.375% 10/25/29 pay-in-kind (d)		856,814	86,110
7.125% 12/26/46 pay-in-kind (d)		1,390,793	125,867
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (d)		22,337,000	24,509,634
Pine Street Trust I 4.572% 2/15/29 (d)		19,248,000	22,094,450
Pine Street Trust II 5.568% 2/15/49 (d)		19,200,000	25,628,073
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (d)		620,000	627,942
Sasol Financing International PLC 4.5% 11/14/22		760,000	779,000
Sparc Em Spc 0% 12/5/22 (d)		68,893	67,657
VMED O2 UK Financing I PLC 4.25% 1/31/31 (d)		6,700,000	6,733,634
Voya Financial, Inc. 3.125% 7/15/24		8,794,000	9,346,938
			238,556,317
Insurance - 1.5%
AIA Group Ltd.:
3.2% 9/16/40 (d)		13,571,000	14,047,858
3.375% 4/7/30 (d)		28,695,000	31,760,390
Alliant Holdings Intermediate LLC:
4.25% 10/15/27 (d)		816,000	818,040
6.75% 10/15/27 (d)		21,421,000	22,277,840
American International Group, Inc.:
2.5% 6/30/25		55,000,000	57,834,552
3.4% 6/30/30		55,000,000	60,489,780
3.875% 1/15/35		12,130,000	13,883,456
4.875% 6/1/22		11,590,000	11,982,167
AmWINS Group, Inc. 4.875% 6/30/29 (d)		7,790,000	7,916,588
Cloverie PLC 4.5% 9/11/44 (Reg. S) (f)		4,198,000	4,556,022
Demeter Investments BV:
5.625% 8/15/52 (Reg. S) (f)		6,561,000	7,564,833
5.75% 8/15/50 (Reg. S) (f)		14,850,000	16,882,341
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (f)	EUR	2,400,000	2,882,938
Five Corners Funding Trust II 2.85% 5/15/30 (d)		36,968,000	39,304,174
Liberty Mutual Group, Inc. 4.569% 2/1/29 (d)		8,055,000	9,464,818
Marsh & McLennan Companies, Inc.:
4.375% 3/15/29		12,747,000	14,982,874
4.75% 3/15/39		5,849,000	7,569,232
Massachusetts Mutual Life Insurance Co. 3.729% 10/15/70 (d)		21,378,000	23,336,659
Metropolitan Life Global Funding I 3% 1/10/23 (d)		5,030,000	5,212,000
Pacific LifeCorp 5.125% 1/30/43 (d)		21,516,000	27,723,948
Pricoa Global Funding I 5.375% 5/15/45 (f)		11,144,000	12,374,776
QBE Insurance Group Ltd. 6.75% 12/2/44 (Reg. S) (f)		6,610,000	7,535,400
Swiss Re Finance Luxembourg SA 5% 4/2/49 (d)(f)		7,600,000	8,728,585
Teachers Insurance & Annuity Association of America 4.9% 9/15/44 (d)		11,520,000	15,166,745
TIAA Asset Management Finance LLC 4.125% 11/1/24 (d)		3,853,000	4,249,119
Unum Group:
3.875% 11/5/25		13,752,000	15,057,154
4% 3/15/24		12,741,000	13,700,305
4% 6/15/29		15,636,000	17,557,294
5.75% 8/15/42		16,274,000	20,497,020
USI, Inc. 6.875% 5/1/25 (d)		5,742,000	5,858,563
			501,215,471
Thrifts & Mortgage Finance - 0.0%
Quicken Loans LLC 5.25% 1/15/28 (d)		5,220,000	5,507,100
TOTAL FINANCIALS			4,365,281,388
HEALTH CARE - 1.7%
Biotechnology - 0.1%
AbbVie, Inc. 3.45% 3/15/22		30,800,000	31,159,340
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. 4.625% 7/15/28 (d)		7,180,000	7,592,132
Hologic, Inc.:
3.25% 2/15/29 (d)		5,065,000	5,190,106
4.625% 2/1/28 (d)		443,000	471,241
Teleflex, Inc. 4.25% 6/1/28 (d)		1,370,000	1,426,513
			14,679,992
Health Care Providers & Services - 0.9%
Aetna, Inc. 2.75% 11/15/22		1,281,000	1,309,780
Anthem, Inc. 3.3% 1/15/23		4,104,000	4,266,057
Centene Corp.:
2.45% 7/15/28		29,620,000	30,048,379
2.625% 8/1/31		13,830,000	14,020,163
3.375% 2/15/30		14,530,000	15,183,850
4.25% 12/15/27		15,485,000	16,356,031
4.625% 12/15/29		24,065,000	26,396,658
Cigna Corp.:
3.05% 10/15/27		10,400,000	11,223,695
4.375% 10/15/28		19,595,000	22,864,486
4.8% 8/15/38		12,201,000	15,263,262
4.9% 12/15/48		12,189,000	15,945,660
Community Health Systems, Inc.:
4.75% 2/15/31 (d)		5,290,000	5,396,382
5.625% 3/15/27 (d)		9,675,000	10,207,125
6% 1/15/29 (d)		4,400,000	4,691,500
6.125% 4/1/30 (d)		4,265,000	4,298,907
6.875% 4/15/29 (d)		2,980,000	3,095,475
8% 3/15/26 (d)		5,305,000	5,678,737
CVS Health Corp.:
3% 8/15/26		2,303,000	2,486,196
3.625% 4/1/27		7,027,000	7,798,108
3.7% 3/9/23		780,000	816,380
4.78% 3/25/38		18,481,000	22,999,219
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (d)		7,915,000	8,272,441
HCA Holdings, Inc. 4.75% 5/1/23		379,000	404,144
ModivCare Escrow Issuer, Inc. 5% 10/1/29 (d)		1,075,000	1,103,466
Molina Healthcare, Inc. 3.875% 11/15/30 (d)		2,205,000	2,351,081
Owens & Minor, Inc. 4.5% 3/31/29 (d)		1,505,000	1,538,787
Radiology Partners, Inc. 9.25% 2/1/28 (d)		5,605,000	6,011,363
RP Escrow Issuer LLC 5.25% 12/15/25 (d)		8,005,000	8,192,617
Sabra Health Care LP 3.9% 10/15/29		342,000	366,167
Tenet Healthcare Corp.:
4.25% 6/1/29 (d)		5,960,000	6,089,868
4.625% 7/15/24		1,911,000	1,937,276
4.625% 6/15/28 (d)		5,865,000	6,070,275
4.875% 1/1/26 (d)		2,815,000	2,920,000
6.125% 10/1/28 (d)		11,750,000	12,403,946
6.25% 2/1/27 (d)		2,030,000	2,116,275
Toledo Hospital 5.325% 11/15/28		6,970,000	7,994,212
Vizient, Inc. 6.25% 5/15/27 (d)		375,000	392,813
			308,510,781
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (d)		4,290,000	4,482,750
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (d)		1,715,000	1,767,891
4.25% 5/1/28 (d)		515,000	539,416
			2,307,307
Pharmaceuticals - 0.6%
Bausch Health Companies, Inc.:
4.875% 6/1/28 (d)		3,400,000	3,493,500
5% 1/30/28 (d)		3,695,000	3,524,106
5% 2/15/29 (d)		1,525,000	1,424,015
5.5% 11/1/25 (d)		465,000	475,649
6.25% 2/15/29 (d)		8,220,000	8,158,350
7% 1/15/28 (d)		5,945,000	6,161,190
9% 12/15/25 (d)		618,000	657,398
Bayer AG:
2.375% 4/2/75 (Reg. S) (f)	EUR	11,360,000	13,563,361
3.75% 7/1/74 (Reg. S) (f)	EUR	3,300,000	4,091,688
Bayer U.S. Finance II LLC 4.25% 12/15/25 (d)		13,965,000	15,547,484
Elanco Animal Health, Inc.:
5.272% 8/28/23 (f)		10,157,000	10,880,686
5.9% 8/28/28 (f)		4,279,000	5,009,040
Jazz Securities DAC 4.375% 1/15/29 (d)		7,695,000	7,973,944
Mylan NV 4.55% 4/15/28		13,507,000	15,572,669
Organon & Co. / Organon Foreign Debt Co-Issuer BV:
4.125% 4/30/28 (d)		7,820,000	8,067,894
5.125% 4/30/31 (d)		3,205,000	3,361,917
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		669,000	674,018
3.65% 11/10/21		221,000	221,553
Teva Pharmaceutical Finance Netherlands III BV:
1.25% 3/31/23 (Reg. S)	EUR	2,100,000	2,427,107
2.8% 7/21/23		14,667,000	14,498,183
Utah Acquisition Sub, Inc. 3.95% 6/15/26		7,088,000	7,856,623
Valeant Pharmaceuticals International, Inc. 8.5% 1/31/27 (d)		1,555,000	1,672,325
Viatris, Inc.:
1.125% 6/22/22 (d)		11,566,000	11,629,138
1.65% 6/22/25 (d)		3,717,000	3,776,614
2.7% 6/22/30 (d)		18,896,000	19,335,285
3.85% 6/22/40 (d)		8,232,000	8,916,405
4% 6/22/50 (d)		14,216,000	15,476,517
Zoetis, Inc. 3.25% 2/1/23		3,117,000	3,221,752
			197,668,411
TOTAL HEALTH CARE			558,808,581
INDUSTRIALS - 1.8%
Aerospace & Defense - 0.6%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (d)		5,811,000	6,305,746
Bombardier, Inc.:
6% 2/15/28 (d)		4,850,000	4,891,613
7.125% 6/15/26 (d)		7,660,000	8,081,300
7.5% 12/1/24 (d)		4,945,000	5,154,174
7.5% 3/15/25 (d)		16,104,000	16,543,156
7.875% 4/15/27 (d)		14,850,000	15,569,483
BWX Technologies, Inc. 4.125% 6/30/28 (d)		6,040,000	6,206,100
DAE Funding LLC 1.55% 8/1/24 (d)		690,000	686,895
Embraer Netherlands Finance BV 5.05% 6/15/25		1,920,000	2,025,360
Moog, Inc. 4.25% 12/15/27 (d)		5,155,000	5,296,763
Rolls-Royce PLC:
3.375% 6/18/26	GBP	6,820,000	9,423,359
5.75% 10/15/27 (Reg. S)	GBP	3,615,000	5,485,878
The Boeing Co.:
5.04% 5/1/27		13,707,000	15,801,977
5.15% 5/1/30		13,707,000	16,217,627
5.705% 5/1/40		13,710,000	17,755,260
5.805% 5/1/50		13,700,000	18,607,416
5.93% 5/1/60		13,710,000	19,055,975
TransDigm, Inc.:
4.625% 1/15/29 (d)		8,195,000	8,092,563
5.5% 11/15/27		24,802,000	25,391,048
6.25% 3/15/26 (d)		7,812,000	8,202,600
7.5% 3/15/27		1,917,000	2,027,228
8% 12/15/25 (d)		260,000	278,200
			217,099,721
Air Freight & Logistics - 0.0%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41 (d)		740,000	758,176
5.125% 8/11/61 (d)		545,000	577,700
			1,335,876
Airlines - 0.0%
Aerovias de Mexico SA de CV 7% 2/5/25 (d)(e)		390,000	329,794
American Airlines, Inc. / AAdvantage Loyalty IP Ltd. 5.5% 4/20/26 (d)		1,045,000	1,101,430
Azul Investments LLP:
5.875% 10/26/24 (d)		2,048,000	1,963,904
7.25% 6/15/26 (d)		695,000	672,326
Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.5% 10/20/25 (d)		680,000	729,300
			4,796,754
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (d)		11,540,000	12,001,600
Commercial Services & Supplies - 0.3%
ADT Corp. 4.125% 8/1/29 (d)		5,555,000	5,547,834
Allied Universal Holdco LLC / Allied Universal Finance Corp.:
6% 6/1/29 (d)		1,140,000	1,139,897
6.625% 7/15/26 (d)		845,000	903,094
APX Group, Inc.:
6.75% 2/15/27 (d)		5,076,000	5,412,285
7.625% 9/1/23		314,000	319,966
Atlas Luxco 4 SARL / Allied Universal Holdco LLC / Allied Universal Finance Corp.:
4.625% 6/1/28 (d)		2,163,000	2,172,463
4.625% 6/1/28 (d)		5,902,000	5,916,755
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (d)		13,052,000	13,149,890
CoreCivic, Inc.:
4.75% 10/15/27		2,670,000	2,463,075
8.25% 4/15/26		8,075,000	8,523,970
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (d)		4,024,000	4,015,952
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5% 2/1/26 (d)		7,795,000	8,028,850
Madison IAQ LLC:
4.125% 6/30/28 (d)		5,505,000	5,535,222
5.875% 6/30/29 (d)		6,885,000	7,048,519
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 7/15/29 (d)		2,830,000	2,804,247
5.625% 10/1/28 (d)		5,175,000	5,440,219
5.875% 10/1/30 (d)		5,155,000	5,535,181
PowerTeam Services LLC 9.033% 12/4/25 (d)		3,045,000	3,326,663
Stericycle, Inc. 3.875% 1/15/29 (d)		4,180,000	4,254,028
			91,538,110
Construction & Engineering - 0.1%
Great Lakes Dredge & Dock Corp. 5.25% 6/1/29 (d)		1,510,000	1,559,075
Pike Corp. 5.5% 9/1/28 (d)		10,818,000	10,993,793
SRS Distribution, Inc. 4.625% 7/1/28 (d)		1,980,000	2,040,390
			14,593,258
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (d)		2,595,000	2,684,683
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	1,994,000	2,370,190
			5,054,873
Industrial Conglomerates - 0.0%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.:
4.25% 2/1/27 (d)		2,310,000	2,321,550
4.75% 6/15/29 (d)		3,935,000	4,023,538
Turk Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (d)		1,235,000	1,373,536
			7,718,624
Machinery - 0.1%
Mueller Water Products, Inc. 4% 6/15/29 (d)		2,825,000	2,939,582
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (d)		12,585,000	13,296,933
			16,236,515
Marine - 0.0%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (d)		575,000	625,313
Seaspan Corp. 5.5% 8/1/29 (d)		7,650,000	7,822,125
			8,447,438
Professional Services - 0.1%
ASGN, Inc. 4.625% 5/15/28 (d)		2,650,000	2,766,653
Booz Allen Hamilton, Inc.:
3.875% 9/1/28 (d)		7,140,000	7,359,626
4% 7/1/29 (d)		945,000	979,256
Thomson Reuters Corp. 3.85% 9/29/24		2,221,000	2,402,397
TriNet Group, Inc. 3.5% 3/1/29 (d)		5,700,000	5,742,750
			19,250,682
Road & Rail - 0.0%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	4,151,000	5,135,820
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (d)		320,000	448,360
			5,584,180
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
2.25% 1/15/23		4,831,000	4,947,304
3% 9/15/23		2,041,000	2,127,268
3.375% 7/1/25		24,376,000	26,096,347
4.25% 2/1/24		18,355,000	19,771,994
4.25% 9/15/24		7,664,000	8,329,993
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	2,666,000	3,901,223
			65,174,129
Transportation Infrastructure - 0.4%
Aeroporti di Roma SPA:
1.625% 2/2/29 (Reg. S)	EUR	2,040,000	2,551,953
1.75% 7/30/31 (Reg. S)	EUR	1,500,000	1,867,425
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (d)		37,550,000	38,722,367
3.95% 7/1/24 (d)		7,125,000	7,600,407
4.25% 4/15/26 (d)		5,430,000	5,887,632
4.375% 5/1/26 (d)		16,881,000	18,343,434
5.25% 5/15/24 (d)		13,457,000	14,754,738
5.5% 1/15/26 (d)		14,454,000	16,349,952
DP World Crescent Ltd.:
3.7495% 1/30/30 (d)		2,070,000	2,225,250
3.875% 7/18/29 (Reg. S)		1,240,000	1,345,400
DP World Ltd. 5.625% 9/25/48 (d)		440,000	552,200
First Student Bidco, Inc./First Transit Parent, Inc. 4% 7/31/29 (d)		7,095,000	7,040,794
Heathrow Funding Ltd.:
2.625% 3/16/28 (Reg. S)	GBP	5,300,000	7,353,539
7.125% 2/14/24	GBP	6,290,000	9,797,544
			134,392,635
TOTAL INDUSTRIALS			603,224,395
INFORMATION TECHNOLOGY - 1.7%
Communications Equipment - 0.0%
CommScope, Inc. 6% 3/1/26 (d)		600,000	629,520
HTA Group Ltd. 7% 12/18/25 (d)		1,235,000	1,306,244
IHS Netherlands Holdco BV 7.125% 3/18/25 (d)		2,935,000	3,039,193
SSL Robotics LLC 9.75% 12/31/23 (d)		444,000	483,960
			5,458,917
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23		14,700,000	15,842,531
5.85% 7/15/25		5,060,000	5,911,904
6.02% 6/15/26		5,064,000	6,047,956
6.1% 7/15/27		9,288,000	11,454,315
6.2% 7/15/30		8,040,000	10,325,810
TTM Technologies, Inc. 4% 3/1/29 (d)		11,095,000	11,233,688
			60,816,204
IT Services - 0.2%
Acuris Finance U.S. 5% 5/1/28 (d)		8,995,000	8,927,538
Arches Buyer, Inc.:
4.25% 6/1/28 (d)		4,860,000	4,938,975
6.125% 12/1/28 (d)		8,715,000	8,995,013
Gartner, Inc.:
3.625% 6/15/29 (d)		1,330,000	1,368,936
3.75% 10/1/30 (d)		2,385,000	2,495,664
4.5% 7/1/28 (d)		3,690,000	3,906,788
Rackspace Hosting, Inc.:
3.5% 2/15/28 (d)		2,910,000	2,793,600
5.375% 12/1/28 (d)		31,459,000	31,135,916
Twilio, Inc. 3.875% 3/15/31		1,890,000	1,975,050
			66,537,480
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc.:
1.95% 2/15/28 (d)		6,532,000	6,528,922
2.45% 2/15/31 (d)		63,710,000	63,137,594
2.6% 2/15/33 (d)		56,472,000	55,926,485
3.5% 2/15/41 (d)		44,880,000	46,246,321
3.75% 2/15/51 (d)		21,062,000	21,923,266
Micron Technology, Inc. 2.497% 4/24/23		27,461,000	28,313,389
ON Semiconductor Corp. 3.875% 9/1/28 (d)		2,785,000	2,926,227
			225,002,204
Software - 0.6%
Ascend Learning LLC:
6.875% 8/1/25 (d)		9,295,000	9,446,044
6.875% 8/1/25 (d)		2,277,000	2,314,001
Black Knight InfoServ LLC 3.625% 9/1/28 (d)		6,285,000	6,363,563
CDK Global, Inc. 5.25% 5/15/29 (d)		505,000	549,046
Clarivate Science Holdings Corp.:
3.875% 7/1/28 (d)		1,655,000	1,684,327
4.875% 7/1/29 (d)		1,565,000	1,614,251
Crowdstrike Holdings, Inc. 3% 2/15/29		2,775,000	2,798,310
Elastic NV 4.125% 7/15/29 (d)		5,485,000	5,569,853
ION Trading Technologies Ltd. 5.75% 5/15/28 (d)		8,438,000	8,712,235
Open Text Corp. 3.875% 2/15/28 (d)		3,090,000	3,225,188
Open Text Holdings, Inc. 4.125% 2/15/30 (d)		282,000	296,904
Oracle Corp.:
1.65% 3/25/26		24,761,000	25,154,206
2.3% 3/25/28		39,119,000	40,421,892
2.8% 4/1/27		26,554,000	28,329,419
2.875% 3/25/31		49,210,000	51,830,954
3.6% 4/1/40		26,550,000	28,185,182
			216,495,375
Technology Hardware, Storage & Peripherals - 0.0%
Lenovo Group Ltd.:
3.421% 11/2/30 (d)		1,305,000	1,368,863
5.875% 4/24/25 (Reg. S)		305,000	345,946
			1,714,809
TOTAL INFORMATION TECHNOLOGY			576,024,989
MATERIALS - 0.8%
Chemicals - 0.4%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (d)		5,414,000	5,684,483
Braskem Idesa SAPI 7.45% 11/15/29 (d)		330,000	347,325
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (d)		22,824,000	26,056,886
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.8689% 6/15/22 (d)(f)(g)		4,634,000	4,634,006
6.5% 5/15/26 (d)		8,594,000	8,701,425
6.875% 6/15/25 (d)		1,670,000	1,724,275
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (d)		1,645,000	1,670,218
Equate Petrochemical BV 2.625% 4/28/28 (d)		735,000	746,025
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.:
5% 12/31/26 (d)		6,755,000	6,721,225
7% 12/31/27 (d)		665,000	646,713
MEGlobal Canada, Inc. 5% 5/18/25 (d)		290,000	323,278
Methanex Corp.:
5.125% 10/15/27		7,417,000	8,075,259
5.25% 12/15/29		1,117,000	1,218,457
5.65% 12/1/44		4,897,000	5,326,859
NOVA Chemicals Corp.:
4.25% 5/15/29 (d)		2,885,000	2,899,425
5.25% 6/1/27 (d)		5,340,000	5,705,416
OCP SA:
3.75% 6/23/31 (d)		890,000	900,013
4.5% 10/22/25 (d)		305,000	329,648
6.875% 4/25/44 (d)		275,000	334,606
Olin Corp. 5% 2/1/30		3,282,000	3,522,472
Orbia Advance Corp. S.A.B. de CV 1.875% 5/11/26 (d)		725,000	730,438
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (d)		1,933,000	1,978,909
SABIC Capital II BV 4% 10/10/23 (d)		1,583,000	1,691,831
Sasol Financing U.S.A. LLC:
4.375% 9/18/26		1,685,000	1,743,975
5.875% 3/27/24		1,050,000	1,117,134
The Chemours Co. LLC:
4.625% 11/15/29 (d)		4,970,000	4,935,309
5.375% 5/15/27		9,448,000	10,260,717
5.75% 11/15/28 (d)		14,555,000	15,428,300
Valvoline, Inc. 4.25% 2/15/30 (d)		6,000,000	6,225,000
W.R. Grace Holding LLC 5.625% 8/15/29 (d)		4,290,000	4,466,963
			134,146,590
Construction Materials - 0.0%
CEMEX S.A.B. de CV 3.875% 7/11/31 (d)		635,000	653,256
Containers & Packaging - 0.1%
Ardagh Metal Packaging Finance U.S.A. LLC/Ardagh Metal Packaging Finance PLC:
3.25% 9/1/28 (d)		850,000	856,375
4% 9/1/29 (d)		5,895,000	6,008,479
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.125% 8/15/26 (d)		2,745,000	2,853,977
5.25% 8/15/27 (d)		3,924,000	4,061,340
Flex Acquisition Co., Inc. 6.875% 1/15/25 (d)		10,955,000	11,078,244
Intertape Polymer Group, Inc. 4.375% 6/15/29 (d)		5,040,000	5,142,766
Trivium Packaging Finance BV:
5.5% 8/15/26 (d)		7,114,000	7,495,880
8.5% 8/15/27 (d)		6,169,000	6,637,844
			44,134,905
Metals & Mining - 0.3%
Allegheny Technologies, Inc. 5.875% 12/1/27		19,955,000	20,927,806
Alrosa Finance SA 3.1% 6/25/27 (d)		610,000	632,113
Antofagasta PLC 2.375% 10/14/30 (d)		1,860,000	1,794,900
Celtic Resources Holdings DAC 4.125% 10/9/24 (d)		1,205,000	1,271,275
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29 (d)		290,000	303,104
3.15% 1/14/30 (d)		750,000	791,156
3.7% 1/30/50 (d)		1,755,000	1,870,501
First Quantum Minerals Ltd.:
6.875% 10/15/27 (d)		5,745,000	6,190,238
7.25% 4/1/23 (d)		14,962,000	15,214,484
7.5% 4/1/25 (d)		695,000	722,583
FMG Resources (August 2006) Pty Ltd.:
4.375% 4/1/31 (d)		4,690,000	5,051,599
4.5% 9/15/27 (d)		80,000	86,800
Fresnillo PLC 4.25% 10/2/50 (d)		940,000	1,000,113
Gold Fields Orogen Holding BVI Ltd. 5.125% 5/15/24 (d)		420,000	456,041
Gran Colombia Gold Corp. 6.875% 8/9/26 (d)		1,725,000	1,723,689
HudBay Minerals, Inc. 4.5% 4/1/26 (d)		1,290,000	1,296,708
Indonesia Asahan Aluminium Tbk PT 5.45% 5/15/30 (d)		1,225,000	1,426,972
Kaiser Aluminum Corp.:
4.5% 6/1/31 (d)		4,460,000	4,621,675
4.625% 3/1/28 (d)		7,157,000	7,425,388
Metinvest BV 7.75% 4/23/23 (d)		2,042,000	2,176,221
TMK Capital SA 4.3% 2/12/27 (Reg. S)		990,000	992,351
Usiminas International SARL 5.875% 7/18/26 (d)		1,530,000	1,637,387
Vedanta Resources PLC 6.375% 7/30/22 (d)		1,810,000	1,809,774
VM Holding SA 6.5% 1/18/28 (d)		790,000	874,293
Volcan Compania Minera SAA 4.375% 2/11/26 (d)		505,000	489,585
			80,786,756
Paper & Forest Products - 0.0%
SPA Holdings 3 OY 4.875% 2/4/28 (d)		6,520,000	6,568,900
TOTAL MATERIALS			266,290,407
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 1.9%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30		16,606,000	20,435,177
American Homes 4 Rent LP 2.375% 7/15/31		2,770,000	2,782,028
Boston Properties, Inc.:
3.25% 1/30/31		15,144,000	16,313,585
3.85% 2/1/23		3,713,000	3,854,905
4.5% 12/1/28		12,665,000	14,823,188
Corporate Office Properties LP:
2.25% 3/15/26		6,484,000	6,687,474
2.75% 4/15/31		4,678,000	4,773,837
5% 7/1/25		7,885,000	8,871,902
CTR Partnership LP/CareTrust Capital Corp. 3.875% 6/30/28 (d)		3,340,000	3,431,850
Duke Realty LP 3.75% 12/1/24		3,445,000	3,734,844
Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75% 12/15/27 (d)		1,115,000	1,102,456
Healthcare Trust of America Holdings LP:
3.1% 2/15/30		4,838,000	5,176,406
3.5% 8/1/26		5,039,000	5,509,444
Healthpeak Properties, Inc.:
3.25% 7/15/26		2,056,000	2,237,664
3.5% 7/15/29		2,351,000	2,611,393
Hudson Pacific Properties LP 4.65% 4/1/29		27,154,000	31,624,715
iStar Financial, Inc.:
4.25% 8/1/25		1,005,000	1,047,713
4.75% 10/1/24		1,225,000	1,300,093
Lexington Corporate Properties Trust:
2.7% 9/15/30		7,113,000	7,307,518
4.4% 6/15/24		2,936,000	3,166,039
MGM Growth Properties Operating Partnership LP:
4.5% 1/15/28		3,959,000	4,345,003
5.75% 2/1/27		1,410,000	1,623,106
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	5,850,000	8,220,781
5.25% 8/1/26		535,000	551,280
Omega Healthcare Investors, Inc.:
3.25% 4/15/33		20,207,000	20,392,092
3.375% 2/1/31		13,097,000	13,506,443
3.625% 10/1/29		39,642,000	42,241,943
4.375% 8/1/23		5,521,000	5,861,403
4.5% 1/15/25		6,808,000	7,471,126
4.5% 4/1/27		32,478,000	36,488,937
4.75% 1/15/28		18,782,000	21,342,722
4.95% 4/1/24		11,105,000	12,099,685
5.25% 1/15/26		18,623,000	21,243,829
Park Intermediate Holdings LLC 7.5% 6/1/25 (d)		1,000,000	1,070,000
Realty Income Corp. 3.25% 1/15/31		3,878,000	4,283,059
Retail Opportunity Investments Partnership LP:
4% 12/15/24		2,151,000	2,307,107
5% 12/15/23		1,293,000	1,394,112
Retail Properties America, Inc. 4.75% 9/15/30		1,467,000	1,642,811
RLJ Lodging Trust LP 3.75% 7/1/26 (d)		1,200,000	1,210,500
Senior Housing Properties Trust 9.75% 6/15/25		685,000	753,500
Service Properties Trust 7.5% 9/15/25		510,000	575,953
Simon Property Group LP 2.45% 9/13/29		6,352,000	6,560,174
SITE Centers Corp.:
3.625% 2/1/25		5,451,000	5,779,140
4.25% 2/1/26		18,338,000	19,969,911
Store Capital Corp.:
2.75% 11/18/30		7,730,000	7,871,813
4.625% 3/15/29		5,948,000	6,821,371
The GEO Group, Inc. 6% 4/15/26		2,299,000	1,942,655
Uniti Group LP / Uniti Group Finance, Inc.:
4.75% 4/15/28 (d)		12,265,000	12,525,631
6.5% 2/15/29 (d)		34,780,000	36,247,020
Uniti Group, Inc.:
7.125% 12/15/24 (d)		6,265,000	6,443,553
7.875% 2/15/25 (d)		13,080,000	13,979,250
Ventas Realty LP:
3% 1/15/30		28,128,000	29,669,308
3.125% 6/15/23		3,477,000	3,622,713
3.5% 2/1/25		3,798,000	4,088,816
3.75% 5/1/24		15,927,000	17,029,517
4% 3/1/28		6,996,000	7,857,907
4.125% 1/15/26		3,540,000	3,945,302
4.75% 11/15/30		39,136,000	46,654,948
VEREIT Operating Partnership LP:
2.2% 6/15/28		3,122,000	3,196,158
2.85% 12/15/32		3,841,000	4,063,816
3.4% 1/15/28		6,031,000	6,585,739
VICI Properties, Inc.:
3.5% 2/15/25 (d)		155,000	158,875
4.25% 12/1/26 (d)		225,000	236,344
4.625% 12/1/29 (d)		485,000	527,438
Vornado Realty LP 2.15% 6/1/26		6,904,000	7,067,434
Weingarten Realty Investors 3.375% 10/15/22		1,739,000	1,781,384
WP Carey, Inc.:
3.85% 7/15/29		4,522,000	5,047,117
4% 2/1/25		21,671,000	23,612,919
			638,703,876
Real Estate Management & Development - 0.7%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	4,540,000	5,183,040
ADLER Group SA:
1.875% 1/14/26 (Reg. S)	EUR	14,200,000	16,326,894
2.25% 4/27/27 (Reg. S)	EUR	1,800,000	2,062,423
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (f)	EUR	3,900,000	4,858,933
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	8,500,000	10,066,128
1.4% 7/6/22 (Reg. S)	EUR	4,721,000	5,623,531
1.75% 3/12/29 (Reg. S)	EUR	4,975,000	6,163,713
2% 2/15/24 (Reg. S)	EUR	1,900,000	2,336,011
Brandywine Operating Partnership LP:
3.95% 2/15/23		18,541,000	19,295,539
3.95% 11/15/27		14,429,000	15,797,647
4.1% 10/1/24		13,139,000	14,203,396
4.55% 10/1/29		15,790,000	17,858,260
CBRE Group, Inc. 2.5% 4/1/31		21,262,000	21,616,874
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,900,000	2,461,621
CTP BV:
0.5% 6/21/25 (Reg. S)	EUR	3,450,000	4,083,470
0.625% 11/27/23 (Reg. S)	EUR	2,950,000	3,528,668
Deutsche Annington Finance BV 5% 10/2/23 (d)		3,695,000	3,978,031
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)		315,000	341,117
Essex Portfolio LP 3.875% 5/1/24		5,607,000	6,019,725
Greystar Real Estate Partners 5.75% 12/1/25 (d)		459,000	469,328
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	4,150,000	4,956,219
Howard Hughes Corp.:
4.125% 2/1/29 (d)		1,995,000	2,004,975
4.375% 2/1/31 (d)		1,995,000	2,012,456
Kennedy-Wilson, Inc. 4.75% 2/1/30		8,025,000	8,236,619
Post Apartment Homes LP 3.375% 12/1/22		1,637,000	1,683,890
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.75% 1/15/29 (d)		7,000,000	7,325,850
7.625% 6/15/25 (d)		145,000	156,122
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	5,290,000	6,554,691
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	2,300,000	2,727,729
Sun Communities Operating LP 2.7% 7/15/31		12,922,000	13,158,123
Tanger Properties LP:
2.75% 9/1/31		16,274,000	15,870,171
3.125% 9/1/26		8,723,000	9,123,500
3.75% 12/1/24		15,395,000	16,802,318
3.875% 12/1/23		5,866,000	6,260,811
Tritax EuroBox PLC 0.95% 6/2/26 (Reg. S)	EUR	1,680,000	2,002,950
			261,150,773
TOTAL REAL ESTATE			899,854,649
UTILITIES - 1.5%
Electric Utilities - 0.7%
Adani Electricity Mumbai Ltd. 3.867% 7/22/31 (d)		865,000	864,490
American Electric Power Co., Inc. 2.95% 12/15/22		3,144,000	3,228,522
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (f)	EUR	1,050,000	1,276,627
Clearway Energy Operating LLC:
3.75% 2/15/31(d)		6,070,000	6,167,697
4.75% 3/15/28 (d)		1,030,000	1,090,461
Cleco Corporate Holdings LLC 3.375% 9/15/29		12,555,000	13,123,068
Duke Energy Corp. 2.45% 6/1/30		10,750,000	11,031,844
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (d)		5,172,000	5,145,344
2.775% 1/7/32 (d)		16,845,000	17,097,196
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (f)	EUR	3,700,000	4,366,591
Enel SpA 3.375% (Reg. S) (f)(i)	EUR	4,075,000	5,360,844
Entergy Corp. 2.8% 6/15/30		11,033,000	11,526,447
Eskom Holdings SOC Ltd. 6.75% 8/6/23 (d)		4,580,000	4,779,230
Eversource Energy 2.8% 5/1/23		9,622,000	9,937,872
Exelon Corp.:
4.05% 4/15/30		6,798,000	7,794,816
4.7% 4/15/50		3,027,000	3,873,616
FirstEnergy Corp.:
4.75% 3/15/23		19,904,000	20,724,045
7.375% 11/15/31		37,147,000	51,880,618
InterGen NV 7% 6/30/23 (d)		7,075,000	7,004,250
IPALCO Enterprises, Inc. 3.7% 9/1/24		6,665,000	7,145,164
Monongahela Power Co. 4.1% 4/15/24(d)		2,537,000	2,724,573
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (f)	EUR	4,602,000	5,576,145
NRG Energy, Inc.:
3.375% 2/15/29 (d)		3,565,000	3,582,825
3.625% 2/15/31 (d)		2,095,000	2,131,663
5.25% 6/15/29 (d)		3,295,000	3,577,382
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (d)		3,589,564	3,867,755
PG&E Corp.:
5% 7/1/28		2,975,000	2,952,688
5.25% 7/1/30		11,820,000	11,642,700
SSE PLC 4.75% 9/16/77 (Reg. S) (f)		19,885,000	20,357,269
Vistra Operations Co. LLC:
5% 7/31/27 (d)		3,800,000	3,942,880
5.625% 2/15/27 (d)		3,370,000	3,509,215
			257,283,837
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (d)		1,225,482	1,511,402
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29 (d)		900,000	900,169
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (d)		1,725,000	1,786,755
			4,198,326
Independent Power and Renewable Electricity Producers - 0.3%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (d)		1,340,000	1,404,588
Aydem Yenilenebilir Enerji A/S 7.75% 2/2/27 (d)		640,000	637,600
Emera U.S. Finance LP 3.55% 6/15/26		5,152,000	5,625,812
EnfraGen Energia Sur SA 5.375% 12/30/30 (d)		1,625,000	1,629,063
Investment Energy Resources Ltd. 6.25% 4/26/29 (d)		1,300,000	1,417,000
Termocandelaria Power Ltd. 7.875% 1/30/29 (d)		1,443,000	1,514,890
The AES Corp.:
2.45% 1/15/31		8,564,000	8,641,448
3.3% 7/15/25 (d)		33,229,000	35,504,190
3.95% 7/15/30 (d)		28,974,000	32,303,113
			88,677,704
Multi-Utilities - 0.5%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (d)		390,000	452,717
4.875% 4/23/30 (d)		250,000	300,906
Berkshire Hathaway Energy Co. 4.05% 4/15/25		49,782,000	55,009,300
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		3,091,000	3,418,606
NiSource, Inc.:
2.95% 9/1/29		31,524,000	33,582,778
5.25% 2/15/43		8,116,000	10,785,404
5.8% 2/1/42		4,036,000	5,531,447
5.95% 6/15/41		5,760,000	8,186,634
Puget Energy, Inc.:
4.1% 6/15/30		12,996,000	14,574,211
6% 9/1/21		9,916,000	9,916,000
Sempra Energy:
2.875% 10/1/22		3,670,000	3,740,549
6% 10/15/39		9,562,000	13,446,470
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2373% 5/15/67 (f)(g)		2,459,000	2,309,739
			161,254,761
Water Utilities - 0.0%
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	1,450,000	2,011,614
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	5,000,000	6,891,388
			8,903,002
TOTAL UTILITIES			520,317,630

TOTAL NONCONVERTIBLE BONDS			12,052,326,161

TOTAL CORPORATE BONDS
(Cost $11,139,050,558)			12,059,975,842

U.S. Government and Government Agency Obligations - 31.8%
U.S. Treasury Inflation-Protected Obligations - 2.4%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51		$78,319,929	$88,962,742
0.25% 2/15/50		62,266,067	72,528,518
0.75% 2/15/45		104,991,082	132,662,644
1% 2/15/46		51,564,489	69,064,498
1% 2/15/49		35,889,893	49,590,712
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30		52,801,000	58,890,198
0.25% 7/15/29		92,078,455	103,967,123
0.875% 1/15/29		213,366,757	250,312,254

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS			825,978,689

U.S. Treasury Obligations - 29.4%
U.S. Treasury Bonds:
1.125% 5/15/40		207,334,000	184,705,439
1.375% 8/15/50		1,000,000	874,688
2% 8/15/51		529,591,000	539,024,340
2.25% 8/15/46		261,200	278,668
2.375% 5/15/51		930,541,000	1,027,666,217
3% 2/15/47		396,205,000	484,623,716
5% 5/15/37		16,600	24,648
U.S. Treasury Notes:
0.25% 5/15/24		19,250,000	19,198,115
0.25% 7/31/25		156,208,000	154,066,241
0.375% 12/31/25		513,887,000	507,122,161
0.625% 7/31/26		100,000,000	99,312,500
0.75% 3/31/26 (j)(k)		603,495,000	604,249,369
0.75% 4/30/26		502,170,000	502,562,320
0.875% 6/30/26		820,620,000	825,171,881
1.125% 2/15/31 (l)		428,551,000	422,792,346
1.25% 5/31/28		1,652,696,000	1,674,387,513
1.25% 8/15/31		472,814,000	470,376,053
1.625% 9/30/26		683,928,000	712,246,894
2% 4/30/24		15,926,700	16,634,069
2.125% 7/31/24		222,547,000	233,813,442
2.125% 5/31/26		498,913,000	531,030,524
2.25% 4/30/24		126,960,000	133,387,350
2.25% 12/31/24		79,727,100	84,407,953
2.375% 4/30/26		89,077,000	95,809,969
2.5% 2/28/26		546,304,000	589,901,621
2.75% 2/15/28		96,082,900	106,614,487

TOTAL U.S. TREASURY OBLIGATIONS			10,020,282,524

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $10,569,884,020)			10,846,261,213

U.S. Government Agency - Mortgage Securities - 16.0%
Fannie Mae - 3.4%
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (f)(g)		18,528	19,423
12 month U.S. LIBOR + 1.460% 2.016% 1/1/35 (f)(g)		14,173	14,846
12 month U.S. LIBOR + 1.480% 1.855% 7/1/34 (f)(g)		4,359	4,562
12 month U.S. LIBOR + 1.550% 1.803% 6/1/36 (f)(g)		10,231	10,756
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (f)(g)		13,823	14,557
12 month U.S. LIBOR + 1.620% 2.036% 3/1/33 (f)(g)		20,060	20,964
12 month U.S. LIBOR + 1.620% 2.163% 5/1/35 (f)(g)		34,239	35,913
12 month U.S. LIBOR + 1.630% 2.065% 9/1/36 (f)(g)		12,188	12,792
12 month U.S. LIBOR + 1.640% 1.896% 5/1/36 (f)(g)		39,766	41,795
12 month U.S. LIBOR + 1.640% 2.096% 6/1/47 (f)(g)		29,834	31,710
12 month U.S. LIBOR + 1.650% 2% 11/1/36 (f)(g)		10,451	10,996
12 month U.S. LIBOR + 1.700% 1.968% 6/1/42 (f)(g)		26,064	27,312
12 month U.S. LIBOR + 1.730% 1.988% 5/1/36 (f)(g)		21,333	22,496
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (f)(g)		32,465	34,222
12 month U.S. LIBOR + 1.750% 2.111% 7/1/35 (f)(g)		10,051	10,580
12 month U.S. LIBOR + 1.750% 2.266% 8/1/41 (f)(g)		37,172	39,139
12 month U.S. LIBOR + 1.780% 2.163% 2/1/36 (f)(g)		28,360	29,922
12 month U.S. LIBOR + 1.800% 2.05% 7/1/41 (f)(g)		22,261	23,403
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (f)(g)		100,138	105,315
12 month U.S. LIBOR + 1.800% 2.24% 12/1/40 (f)(g)		1,033,497	1,092,169
12 month U.S. LIBOR + 1.810% 2.068% 7/1/41 (f)(g)		22,578	23,833
12 month U.S. LIBOR + 1.810% 2.185% 12/1/39 (f)(g)		21,042	22,210
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (f)(g)		41,064	43,286
12 month U.S. LIBOR + 1.810% 2.321% 9/1/41 (f)(g)		11,490	12,132
12 month U.S. LIBOR + 1.820% 2.195% 12/1/35 (f)(g)		16,679	17,635
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (f)(g)		8,125	8,371
12 month U.S. LIBOR + 1.950% 2.202% 7/1/37 (f)(g)		18,881	20,069
6 month U.S. LIBOR + 1.470% 1.725% 10/1/33 (f)(g)		537	558
6 month U.S. LIBOR + 1.500% 1.723% 1/1/35 (f)(g)		42,912	44,723
6 month U.S. LIBOR + 1.510% 1.691% 2/1/33 (f)(g)		275	285
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (f)(g)		7,969	8,309
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (f)(g)		7,986	8,335
6 month U.S. LIBOR + 1.550% 1.776% 10/1/33 (f)(g)		2,955	3,077
6 month U.S. LIBOR + 1.560% 1.71% 7/1/35 (f)(g)		5,133	5,366
6 month U.S. LIBOR + 1.740% 1.99% 12/1/34 (f)(g)		761	799
6 month U.S. LIBOR + 1.960% 2.21% 9/1/35 (f)(g)		9,294	9,818
U.S. TREASURY 1 YEAR INDEX + 1.940% 2.036% 10/1/33 (f)(g)		68,002	71,654
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (f)(g)		7,936	8,399
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (f)(g)		37,570	39,610
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (f)(g)		19,116	20,123
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.58% 7/1/34 (f)(g)		49,622	52,248
1.5% 6/1/51		965,979	952,533
2% 7/1/50 to 7/1/51		36,173,152	36,924,680
2.5% 5/1/31 to 8/1/51		231,355,084	242,263,258
3% 7/1/27 to 8/1/50 (j)(k)(m)		335,440,747	355,432,711
3.5% 7/1/32 to 12/1/49		150,940,350	162,845,827
4% 11/1/31 to 11/1/49		141,582,283	154,917,334
4.5% to 4.5% 6/1/33 to 8/1/49		91,748,489	101,221,867
5% 1/1/22 to 2/1/49		75,170,881	84,712,186
5.261% 8/1/41 (f)		765,115	863,482
5.5% 9/1/21 to 5/1/49		10,922,670	12,436,025
6% to 6% 10/1/21 to 1/1/42		3,406,055	4,006,269
6.5% 2/1/22 to 4/1/37		1,461,338	1,687,563
6.612% 2/1/39 (f)		561,549	622,434
7% to 7% 12/1/22 to 7/1/37		311,530	356,315
7.5% to 7.5% 6/1/25 to 2/1/32		145,605	164,760
8% 8/1/29 to 3/1/37		6,706	8,140

TOTAL FANNIE MAE			1,161,439,096

Freddie Mac - 2.2%
12 month U.S. LIBOR + 1.320% 1.7% 1/1/36 (f)(g)		14,704	15,303
12 month U.S. LIBOR + 1.370% 1.812% 3/1/36 (f)(g)		56,183	58,655
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (f)(g)		42,229	44,286
12 month U.S. LIBOR + 1.750% 2% 7/1/41 (f)(g)		90,102	94,827
12 month U.S. LIBOR + 1.750% 2.178% 12/1/40 (f)(g)		484,718	510,963
12 month U.S. LIBOR + 1.750% 2.267% 9/1/41 (f)(g)		166,117	174,862
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (f)(g)		4,302	4,546
12 month U.S. LIBOR + 1.860% 2.114% 4/1/36 (f)(g)		19,454	20,553
12 month U.S. LIBOR + 1.880% 2.13% 4/1/41 (f)(g)		3,668	3,871
12 month U.S. LIBOR + 1.880% 2.481% 9/1/41 (f)(g)		18,097	19,048
12 month U.S. LIBOR + 1.890% 2.305% 10/1/42 (f)(g)		114,319	120,970
12 month U.S. LIBOR + 1.910% 2.16% 5/1/41 (f)(g)		26,014	27,502
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)		34,572	36,550
12 month U.S. LIBOR + 1.910% 2.16% 6/1/41 (f)(g)		9,045	9,563
12 month U.S. LIBOR + 1.910% 2.195% 5/1/41 (f)(g)		33,283	35,191
12 month U.S. LIBOR + 2.020% 2.32% 4/1/38 (f)(g)		30,593	32,238
12 month U.S. LIBOR + 2.030% 2.566% 3/1/33 (f)(g)		630	662
12 month U.S. LIBOR + 2.040% 2.295% 7/1/36 (f)(g)		25,466	26,958
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (f)(g)		38,015	40,336
6 month U.S. LIBOR + 1.120% 1.375% 8/1/37 (f)(g)		18,468	18,998
6 month U.S. LIBOR + 1.580% 1.83% 12/1/35 (f)(g)		1,911	1,997
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (f)(g)		6,207	6,525
6 month U.S. LIBOR + 1.840% 2.095% 2/1/37 (f)(g)		9,452	9,954
6 month U.S. LIBOR + 1.880% 2.124% 10/1/36 (f)(g)		64,685	67,969
6 month U.S. LIBOR + 1.990% 2.206% 10/1/35 (f)(g)		23,788	25,047
6 month U.S. LIBOR + 2.020% 2.255% 6/1/37 (f)(g)		14,129	14,886
6 month U.S. LIBOR + 2.680% 2.906% 10/1/35 (f)(g)		13,652	14,451
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.158% 6/1/33 (f)(g)		46,606	49,036
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.389% 6/1/33 (f)(g)		85,939	90,273
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.559% 3/1/35 (f)(g)		170,440	179,944
1.5% 11/1/50 to 6/1/51		1,264,475	1,246,397
2% 6/1/50 to 7/1/51		59,007,598	60,283,906
2.5% 6/1/31 to 8/1/51		166,614,561	174,466,288
3% 6/1/31 to 6/1/50		122,919,288	130,759,862
3.5% 1/1/32 to 10/1/49 (j)(n)		160,000,683	172,859,030
3.5% 8/1/47		58,033	62,385
4% 7/1/31 to 6/1/48		147,983,106	161,179,155
4% 4/1/48		131,897	141,554
4.5% 6/1/25 to 7/1/49		31,120,273	34,446,428
5% 8/1/33 to 7/1/41		6,206,205	7,040,483
5.5% 6/1/22		5,287	5,348
6% 12/1/21 to 12/1/37		650,598	758,203
6.5% 9/1/21 to 9/1/39		784,401	920,287
7% 3/1/26 to 9/1/36		303,820	352,329
7.5% 1/1/27 to 11/1/31		6,643	7,682
8% 7/1/24 to 4/1/32		8,209	9,400
8.5% 12/1/22 to 1/1/28		6,368	7,129

TOTAL FREDDIE MAC			746,301,830

Freddie Mac Multi-family Structured pass-thru certificates - 0.0%
3% 10/1/31		463,369	489,821
Ginnie Mae - 3.9%
3.5% 6/20/34 to 5/20/50		118,647,072	127,918,011
4% 5/20/33 to 5/20/49		155,648,757	167,936,493
4.5% 6/20/33 to 8/15/41		13,688,580	15,412,525
5% 12/15/32 to 4/20/48		15,280,241	17,060,236
5.5% 7/15/33 to 9/15/39		465,121	536,242
6% to 6% 10/15/30 to 11/15/39		178,969	206,157
7% to 7% 11/15/22 to 3/15/33		361,130	414,760
7.5% to 7.5% 2/15/22 to 9/15/31		104,453	115,647
8% 12/15/21 to 11/15/29		20,821	22,676
8.5% 11/15/21 to 1/15/31		6,174	7,190
9% 1/15/23		36	37
2% 9/1/51 (o)		36,750,000	37,526,160
2% 9/1/51 (o)		22,850,000	23,332,592
2% 9/1/51 (o)		25,700,000	26,242,784
2% 9/1/51 (o)		9,325,000	9,521,944
2% 9/1/51 (o)		18,425,000	18,814,136
2% 9/1/51 (o)		9,325,000	9,521,944
2% 9/1/51 (o)		4,675,000	4,773,736
2% 9/1/51 (o)		8,950,000	9,139,024
2% 9/1/51 (o)		8,250,000	8,424,240
2% 9/1/51 (o)		8,750,000	8,934,800
2% 9/1/51 (o)		8,250,000	8,424,240
2% 9/1/51 (o)		61,950,000	63,258,384
2% 9/1/51 (o)		45,800,000	46,767,296
2% 9/1/51 (o)		18,000,000	18,380,160
2% 10/1/51 (o)		38,550,000	39,294,906
2% 10/1/51 (o)		38,100,000	38,836,210
2.5% 1/20/51 to 7/20/51		93,638,913	97,171,556
2.5% 9/1/51 (o)		26,200,000	27,168,624
2.5% 9/1/51 (o)		25,500,000	26,442,745
2.5% 9/1/51 (o)		19,525,000	20,246,847
3% 5/20/42 to 6/20/51		92,123,449	96,738,061
3% 9/1/51 (o)		7,500,000	7,840,430
3% 9/1/51 (o)		25,900,000	27,075,617
3% 9/1/51 (o)		6,150,000	6,429,152
3% 9/1/51 (o)		6,950,000	7,265,465
3% 9/1/51 (o)		6,900,000	7,213,195
3% 9/1/51 (o)		40,750,000	42,599,667
3% 9/1/51 (o)		19,700,000	20,594,195
3% 9/1/51 (o)		600,000	627,234
3% 9/1/51 (o)		25,600,000	26,761,999
3% 9/1/51 (o)		25,450,000	26,605,191
3% 9/1/51 (o)		15,300,000	15,994,476
3% 9/1/51 (o)		19,700,000	20,594,195
3% 9/1/51 (o)		13,600,000	14,217,312
3% 10/1/51 (o)		11,350,000	11,843,902
3.5% 9/1/51 (o)		11,400,000	11,995,828
3.5% 9/1/51 (o)		8,250,000	8,681,191
3.5% 9/1/51 (o)		8,250,000	8,681,191
3.5% 9/1/51 (o)		3,300,000	3,472,476
3.5% 9/1/51 (o)		1,650,000	1,736,238
3.5% 9/1/51 (o)		8,600,000	9,049,484
3.5% 9/1/51 (o)		3,550,000	3,735,543
3.5% 9/1/51 (o)		3,425,000	3,604,010
3.5% 9/1/51 (o)		3,475,000	3,656,623
3.5% 9/1/51 (o)		34,900,000	36,724,069
3.5% 9/1/51 (o)		550,000	578,746
3.5% 9/1/51 (o)		3,550,000	3,735,543
3.5% 9/1/51 (o)		7,000,000	7,365,859
3.5% 9/1/51 (o)		850,000	894,426
3.5% 9/1/51 (o)		8,750,000	9,207,324
3.5% 9/1/51 (o)		550,000	578,746
3.5% 9/1/51 (o)		5,250,000	5,524,394
3.5% 9/1/51 (o)		2,750,000	2,893,730
6.5% 3/20/31 to 6/15/37		132,024	154,490

TOTAL GINNIE MAE			1,326,522,304

Uniform Mortgage Backed Securities - 6.5%
1.5% 9/1/36 (o)		12,100,000	12,290,761
1.5% 9/1/36 (o)		16,100,000	16,353,823
1.5% 9/1/51 (o)		13,900,000	13,663,056
1.5% 9/1/51 (o)		12,350,000	12,139,478
1.5% 9/1/51 (o)		12,150,000	11,942,887
1.5% 9/1/51 (o)		20,200,000	19,855,665
1.5% 9/1/51 (o)		14,550,000	14,301,976
1.5% 9/1/51 (o)		7,350,000	7,224,710
1.5% 9/1/51 (o)		5,500,000	5,406,245
1.5% 9/1/51 (o)		11,000,000	10,812,491
1.5% 9/1/51 (o)		29,850,000	29,341,168
1.5% 9/1/51 (o)		12,350,000	12,139,478
1.5% 9/1/51 (o)		2,350,000	2,309,941
1.5% 9/1/51 (o)		33,950,000	33,371,278
1.5% 9/1/51 (o)		1,350,000	1,326,987
1.5% 9/1/51 (o)		17,300,000	17,005,099
1.5% 9/1/51 (o)		5,500,000	5,406,245
1.5% 10/1/51 (o)		15,050,000	14,766,410
1.5% 10/1/51 (o)		15,700,000	15,404,162
1.5% 10/1/51 (o)		17,050,000	16,728,723
1.5% 10/1/51 (o)		17,300,000	16,974,013
2% 9/1/36 (o)		13,900,000	14,385,282
2% 9/1/51 (o)		19,250,000	19,524,166
2% 9/1/51 (o)		17,300,000	17,546,394
2% 9/1/51 (o)		18,400,000	18,662,060
2% 9/1/51 (o)		11,300,000	11,460,939
2% 9/1/51 (o)		11,400,000	11,562,363
2% 9/1/51 (o)		17,700,000	17,952,090
2% 9/1/51 (o)		6,700,000	6,795,424
2% 9/1/51 (o)		3,400,000	3,448,424
2% 9/1/51 (o)		17,000,000	17,242,121
2% 9/1/51 (o)		17,700,000	17,952,090
2% 9/1/51 (o)		12,300,000	12,475,182
2% 9/1/51 (o)		6,700,000	6,795,424
2% 9/1/51 (o)		15,400,000	15,619,333
2% 9/1/51 (o)		42,400,000	43,003,878
2% 9/1/51 (o)		5,250,000	5,324,773
2% 9/1/51 (o)		47,650,000	48,328,650
2% 9/1/51 (o)		3,300,000	3,347,000
2% 9/1/51 (o)		48,900,000	49,596,453
2% 9/1/51 (o)		48,900,000	49,596,453
2% 9/1/51 (o)		25,250,000	25,609,621
2% 9/1/51 (o)		25,250,000	25,609,621
2% 9/1/51 (o)		50,500,000	51,219,241
2% 9/1/51 (o)		49,700,000	50,407,847
2% 9/1/51 (o)		61,500,000	62,375,908
2% 9/1/51 (o)		40,800,000	41,381,090
2% 9/1/51 (o)		35,850,000	36,360,590
2% 9/1/51 (o)		34,550,000	35,042,075
2% 10/1/51 (o)		23,650,000	23,942,489
2% 10/1/51 (o)		23,650,000	23,942,489
2% 10/1/51 (o)		47,050,000	47,631,886
2% 10/1/51 (o)		47,650,000	48,239,307
2% 10/1/51 (o)		47,350,000	47,935,596
2% 10/1/51 (o)		47,650,000	48,239,307
2% 10/1/51 (o)		47,300,000	47,884,978
2% 10/1/51 (o)		42,450,000	42,974,996
2.5% 9/1/51 (o)		3,200,000	3,324,001
2.5% 9/1/51 (o)		13,400,000	13,919,253
2.5% 9/1/51 (o)		26,900,000	27,942,380
2.5% 9/1/51 (o)		13,200,000	13,711,503
2.5% 9/1/51 (o)		13,200,000	13,711,503
2.5% 9/1/51 (o)		3,200,000	3,324,001
2.5% 9/1/51 (o)		32,550,000	33,811,319
2.5% 9/1/51 (o)		3,900,000	4,051,126
2.5% 9/1/51 (o)		22,400,000	23,268,004
2.5% 9/1/51 (o)		57,100,000	59,312,636
2.5% 9/1/51 (o)		38,350,000	39,836,070
2.5% 9/1/51 (o)		19,150,000	19,892,066
2.5% 9/1/51 (o)		28,550,000	29,656,318
2.5% 9/1/51 (o)		9,725,000	10,101,846
2.5% 9/1/51 (o)		6,650,000	6,907,689
2.5% 10/1/51 (o)		51,550,000	53,442,864
2.5% 10/1/51 (o)		44,500,000	46,133,996
3% 9/1/51 (o)		32,850,000	34,361,612
3% 9/1/51 (o)		19,750,000	20,658,808
3% 9/1/51 (o)		19,400,000	20,292,703
3% 9/1/51 (o)		9,250,000	9,675,644
3% 9/1/51 (o)		35,650,000	37,290,456
3% 9/1/51 (o)		9,700,000	10,146,351
3% 9/1/51 (o)		9,850,000	10,303,254
3% 9/1/51 (o)		9,300,000	9,727,945
3% 9/1/51 (o)		250,000	261,504
3% 9/1/51 (o)		19,500,000	20,397,304
3% 9/1/51 (o)		6,300,000	6,589,898
3% 9/1/51 (o)		11,300,000	11,819,976
3% 9/1/51 (o)		25,400,000	26,568,796
3% 9/1/51 (o)		19,550,000	20,449,605
3% 9/1/51 (o)		11,300,000	11,819,976
3% 9/1/51 (o)		19,850,000	20,763,410
3% 10/1/51 (o)		17,600,000	18,400,251
3% 10/1/51 (o)		8,300,000	8,677,391
3% 10/1/51 (o)		9,300,000	9,722,860
3.5% 9/1/51 (o)		17,050,000	18,035,703
3.5% 9/1/51 (o)		100,000	105,781
3.5% 9/1/51 (o)		11,000,000	11,635,938
3.5% 9/1/51 (o)		17,050,000	18,035,703
3.5% 9/1/51 (o)		34,900,000	36,917,656
3.5% 9/1/51 (o)		32,450,000	34,326,016
3.5% 9/1/51 (o)		16,950,000	17,929,922
3.5% 9/1/51 (o)		13,250,000	14,016,016
3.5% 10/1/51 (o)		17,050,000	18,045,693

TOTAL UNIFORM MORTGAGE BACKED SECURITIES			2,217,502,883

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $5,388,669,399)			5,452,255,934

Asset-Backed Securities - 5.0%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (d)		$7,491,720	$7,361,246
Series 2019-1 Class A, 3.844% 5/15/39 (d)		11,861,477	11,747,631
Series 2019-2:
Class A, 3.376% 10/16/39 (d)		20,913,202	20,424,291
Class B, 4.458% 10/16/39 (d)		3,803,418	3,163,084
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (d)		8,900,000	8,917,647
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (d)(f)(g)		18,340,000	18,354,379
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (d)(f)(g)		31,100,000	31,099,907
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (d)(f)(g)		39,309,000	39,321,579
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (d)(f)(g)		11,198,000	11,211,606
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (d)(f)(g)		18,308,000	18,321,731
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)		478,000	526,888
Series 2015-SFR1 Class E, 5.639% 4/17/52 (d)		1,082,438	1,173,090
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)		1,118,000	1,249,826
Class XS, 0% 10/17/52 (c)(d)(f)(p)		759,781	8
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (d)		10,483,096	10,390,062
Class B, 4.335% 1/16/40 (d)		1,796,414	1,288,360
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (d)(f)(g)		20,251,000	20,259,283
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (d)(f)(g)		24,810,000	24,835,902
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 1.2149% 4/25/34 (d)(f)(g)		13,014,000	12,975,739
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (d)(f)(g)		23,175,000	23,201,026
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (d)(f)(g)		27,448,000	27,461,367
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (d)(f)(g)		8,282,000	8,295,135
Argent Securities, Inc. pass-thru certificates Series 2004-W9 Class M7, 1 month U.S. LIBOR + 4.200% 4.0666% 6/26/34 (d)(f)(g)		6,114	23,387
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (d)(f)(g)		29,072,000	29,087,524
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (d)(f)(g)		28,623,000	28,641,691
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (d)(f)(g)		31,300,000	31,304,820
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (d)(f)(g)		12,769,000	12,788,268
Blackbird Capital Aircraft:
Series 2016-1A:
Class A, 4.213% 12/16/41 (d)		21,010,235	21,161,075
Class AA, 2.487% 12/16/41 (d)(f)		3,018,625	3,038,889
Series 2021-1A Class A, 2.443% 7/15/46 (d)		33,682,652	33,972,222
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (d)(f)(g)		24,711,000	24,669,560
Capital Trust RE CDO Ltd. Series 2005-1A Class E, 1 month U.S. LIBOR + 2.100% 3.9464% 3/20/50 (c)(d)(f)(g)		330,000	33
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (d)		19,447,004	19,452,379
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (d)		16,976,250	16,985,024
Class B, 5.095% 4/15/39 (d)		7,616,545	7,314,465
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (d)		15,714,296	15,706,632
Series 2021-1A Class A, 3.474% 1/15/46 (d)		7,387,871	7,630,476
Cedar Funding Ltd. Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (d)(f)(g)		16,659,000	16,674,210
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (d)(f)(g)		17,350,000	17,353,383
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (d)(f)(g)		23,812,000	23,839,289
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (d)(f)(g)		23,194,000	23,258,642
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4344% 10/25/37 (d)(f)(g)		4,585,754	4,626,053
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (d)(f)(g)		31,300,000	31,264,443
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (d)(f)(g)		41,300,000	41,353,897
COMM Mortgage Trust Series 2021-LBA Class G, 1 month U.S. LIBOR + 2.650% 2.746% 3/15/38 (d)(f)(g)		1,480,000	1,483,172
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (d)		2,274,961	2,291,170
Crest Ltd. Series 2004-1A Class H1, 3 month U.S. LIBOR + 3.690% 3.9123% 1/28/40 (c)(d)(f)(g)		395,572	40
DataBank Issuer, LLC Series 2021-1A Class B, 2.65% 2/27/51 (d)		422,000	429,391
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (d)		10,677,725	10,748,625
Class A2II, 4.03% 11/20/47 (d)		18,088,925	19,196,510
Diamond Infrastructure Funding LLC Series 2021-1A Class C, 3.475% 4/15/49 (d)		382,000	381,971
DigitalBridge Issuer, LLC / DigitalBridge Co.-Issuer, LLC Series 2021-1A Class A2, 3.933% 9/25/51 (d)		994,000	1,004,628
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (d)(f)(g)		22,298,000	22,313,096
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (d)(f)(g)		13,000,000	13,009,035
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (d)(f)(g)		21,454,000	21,463,311
Dryden Senior Loan Fund Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (d)(f)(g)		16,400,000	16,415,596
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.7761% 10/15/30 (d)(f)(g)		29,300,000	29,300,000
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (d)(f)(g)		31,400,000	31,432,750
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (d)(f)(g)		6,600,000	6,606,376
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (d)		12,900,000	12,917,160
FirstKey Homes Trust:
Series 2020-SFR1 Class F2, 4.284% 8/17/37 (d)		756,000	782,822
Series 2021-SFR1 Class F1, 3.238% 8/17/38 (d)		473,000	475,614
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (d)(f)(g)		22,515,000	22,531,301
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (d)(f)(g)		16,641,000	16,657,258
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (d)(f)(g)		29,800,000	29,847,591
Home Partners of America Trust:
Series 2017-1 Class E, 1 month U.S. LIBOR + 2.650% 2.743% 7/17/34 (d)(f)(g)		231,000	231,323
Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.443% 7/17/37 (d)(f)(g)		708,000	707,999
Series 2019-2 Class F, 3.866% 10/19/39 (d)		913,466	923,333
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (d)		8,466,292	8,609,121
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (d)		9,191,112	9,194,713
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (d)(f)(g)		15,100,000	15,114,587
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.0583% 1/22/28 (d)(f)(g)		17,405,730	17,405,695
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (d)(f)(g)		33,250,000	33,336,816
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (d)(f)(g)		16,653,000	16,659,195
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (d)(f)(g)		7,234,000	7,234,709
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (d)(f)(g)		10,889,000	10,910,930
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 0% 10/20/34 (d)(f)(g)		5,653,000	5,653,000
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (d)(f)(g)		33,783,000	33,805,128
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (d)(f)(g)		23,008,000	23,061,448
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (d)(f)(g)		28,450,000	28,452,134
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (d)		2,014,329	2,021,666
Merit Securities Corp. Series 13 Class M1, 7.88% 12/28/33 (f)		99,329	102,812
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (d)(f)(g)		24,741,000	24,742,658
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (d)		15,076,066	15,068,091
North Carolina State Ed Assistance Auth. Student Loan Rev. Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.800% 0.9253% 7/25/25 (f)(g)		199,392	199,819
Park Place Securities, Inc. Series 2005-WCH1 Class M4, 1 month U.S. LIBOR + 1.240% 1.3294% 1/25/36 (f)(g)		604,230	605,317
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 3% 10/20/34 (d)(f)(g)(o)		9,205,000	9,205,000
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (d)		36,634,075	37,880,000
Series 2019-1A Class A2, 3.858% 12/5/49 (d)		17,568,460	18,120,988
Progress Residential Trust:
Series 2018-SFR3:
Class F, 5.368% 10/17/35 (d)		689,000	692,030
Class G, 5.618% 10/17/35 (d)		400,000	399,778
Series 2019-SFR1 Class F, 5.061% 8/17/35 (d)		600,000	611,995
Series 2019-SFR2 Class F, 4.837% 5/17/36 (d)		208,000	211,873
Series 2019-SFR3 Class G, 4.116% 9/17/36 (d)		466,000	473,337
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)		1,943,000	1,989,403
Series 2020-SFR1:
Class G, 4.028% 4/17/37 (d)		674,000	684,532
Class H, 5.268% 4/17/37 (d)		189,000	195,558
Series 2020-SFR3 Class H, 6.234% 10/17/27 (d)		483,000	488,777
Series 2021-SFR2 Class H, 4.998% 4/19/38 (d)		735,000	737,629
Series 2021-SFR6:
Class F, 3.422% 7/17/38 (d)		546,000	548,872
Class G, 4.003% 7/17/38 (d)		273,000	273,852
Series 2021-SFR8:
Class F, 3.181% 9/17/38 (d)		361,000	361,277
Class G, 4.005% 9/17/38 (d)		910,000	910,693
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (d)		17,235,462	17,158,613
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (d)(f)(g)		31,749,000	31,785,257
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (d)		19,774,449	19,736,563
Class B, 4.335% 3/15/40 (d)		1,975,003	1,739,234
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (d)		22,598,000	23,614,944
1.884% 7/15/50 (d)		9,101,000	9,297,100
2.328% 7/15/52 (d)		6,959,000	7,157,191
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (d)(f)(g)		17,900,000	17,915,895
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (d)(f)(g)		28,855,000	28,876,410
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (d)(f)(g)		24,800,000	24,780,160
Taberna Preferred Funding VI Ltd. Series 2006-6A Class F1, 3 month U.S. LIBOR + 4.500% 4.6214% 12/5/36 (c)(d)(f)(g)		722,683	54
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (d)(f)(g)		16,565,000	16,586,369
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9444% 9/25/34 (f)(g)		15,831	14,793
Thunderbolt Aircraft Lease Ltd.:
Series 2017-A Class A, 4.212% 5/17/32 (d)		11,052,468	11,061,845
Series 2018-A Class A, 4.147% 9/15/38 (d)(f)		19,852,367	19,790,042
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (d)		28,712,852	28,508,158
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (d)(f)		5,464,011	5,769,412
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.6979% 4/6/42 (d)(f)(g)		1,639,000	1,102,988
Tricon American Homes:
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)		280,000	289,848
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)		1,584,000	1,673,124
Series 2019-SFR1 Class F, 3.745% 3/17/38 (d)		924,000	948,753
Series 2020-SFR1 Class F, 4.882% 7/17/38 (d)		269,000	284,595
Upstart Securitization Trust Series 2021-1 Class A, 0.87% 3/20/31 (d)		2,612,492	2,617,698
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (d)		734,000	747,806
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (d)(f)(g)		23,497,000	23,499,843
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7339% 7/19/31 (d)(f)(g)		29,300,000	29,300,000
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (d)(f)(g)		39,250,000	39,258,007
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.16% 7/19/34 (d)(f)(g)		15,449,000	15,450,591
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 7/16/34 (d)(f)(g)		15,502,000	15,505,007
TOTAL ASSET-BACKED SECURITIES
(Cost $1,684,334,806)			1,693,309,954

Collateralized Mortgage Obligations - 0.9%
Private Sponsor - 0.4%
Ajax Mortgage Loan Trust sequential payer Series 2021-E Class A1, 1.74% 12/25/60 (d)		14,946,369	15,180,617
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.4836% 7/26/36 (d)(f)		43,371	43,129
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (d)(f)		15,844,142	15,854,679
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (d)		17,629,231	17,632,013
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (d)		14,025,850	14,050,769
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (d)(f)		1,103,621	1,104,011
Countrywide Home Loans, Inc. Series 2003-R1 Class 2B4, 3.3614% 2/25/43 (c)(d)(f)		3,993	606
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.3816% 5/27/37 (d)(f)(g)		1,683,325	1,654,378
Series 2014-3R Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (c)(d)(f)(g)		152,087	15
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (d)(f)		42,614,000	43,329,404
RBSSP Resecuritization Trust sequential payer Series 2010-1 Class 2A1, 2.1472% 7/26/45 (d)(f)		59,352	59,318
RMF Buyout Issuance Trust Series 2020-HB1 Class A1, 1.7188% 10/25/50 (d)		6,198,965	6,284,491
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.0386% 7/20/34 (f)(g)		3,955	3,872
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (d)(f)(g)		12,320,000	12,326,283
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.7244% 9/25/43 (f)(g)		1,922,705	1,898,061

TOTAL PRIVATE SPONSOR			129,421,646

U.S. Government Agency - 0.5%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.8844% 2/25/32 (f)(g)		6,542	6,651
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.0885% 3/18/32 (f)(g)		11,927	12,186
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.0844% 4/25/32 (f)(g)		13,557	13,879
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.0844% 10/25/32 (f)(g)		17,453	17,849
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.8344% 1/25/32 (f)(g)		6,265	6,359
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.0156% 12/25/33 (f)(p)(q)		224,168	57,412
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5956% 11/25/36 (f)(p)(q)		161,221	32,734
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22		1,355	1,396
Series 1993-207 Class H, 6.5% 11/25/23		37,774	39,656
Series 1996-28 Class PK, 6.5% 7/25/25		14,448	15,229
Series 1999-17 Class PG, 6% 4/25/29		77,589	85,738
Series 1999-32 Class PL, 6% 7/25/29		87,958	97,521
Series 1999-33 Class PK, 6% 7/25/29		60,823	67,512
Series 2001-52 Class YZ, 6.5% 10/25/31		9,464	10,937
Series 2003-28 Class KG, 5.5% 4/25/23		17,318	17,844
Series 2005-102 Class CO 11/25/35 (r)		43,103	40,112
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3306% 8/25/35 (f)(q)		11,005	14,724
Series 2005-81 Class PC, 5.5% 9/25/35		119,807	133,032
Series 2006-12 Class BO 10/25/35 (r)		196,992	183,575
Series 2006-15 Class OP 3/25/36 (r)		225,985	208,661
Series 2006-37 Class OW 5/25/36 (r)		21,945	19,865
Series 2006-45 Class OP 6/25/36 (r)		70,085	63,501
Series 2006-62 Class KP 4/25/36 (r)		112,641	104,393
Series 2012-149:
Class DA, 1.75% 1/25/43		2,202,318	2,255,658
Class GA, 1.75% 6/25/42		2,385,669	2,444,509
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27		16,424	18,502
Series 1999-25 Class Z, 6% 6/25/29		70,526	78,991
Series 2001-20 Class Z, 6% 5/25/31		88,003	98,193
Series 2001-31 Class ZC, 6.5% 7/25/31		43,881	49,761
Series 2002-16 Class ZD, 6.5% 4/25/32		29,458	34,140
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.4656% 11/25/32 (f)(p)(q)		99,490	12,969
Series 2012-67 Class AI, 4.5% 7/25/27 (p)		323,619	17,988
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.5556% 12/25/36 (f)(p)(q)		106,829	27,351
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.3556% 5/25/37 (f)(p)(q)		60,992	13,428
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5611% 9/25/23 (f)(q)		1,862	2,100
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.0156% 3/25/33 (f)(p)(q)		14,703	3,292
Series 2005-72 Class ZC, 5.5% 8/25/35		922,361	1,040,438
Series 2005-79 Class ZC, 5.9% 9/25/35		660,045	755,012
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.1137% 6/25/37 (f)(q)		51,329	106,785
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (f)(q)		78,573	162,685
Class SB, 39.600% - 1 month U.S. LIBOR 39.0937% 7/25/37 (f)(q)		25,711	46,889
Series 2007-75 Class JI, 6.540% - 1 month U.S. LIBOR 6.4606% 8/25/37 (f)(p)(q)		2,314,789	498,170
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.2656% 3/25/38 (f)(p)(q)		386,683	80,240
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.9656% 12/25/40 (f)(p)(q)		390,431	72,688
Class ZA, 4.5% 12/25/40		1,215,314	1,358,383
Series 2010-139 Class NI, 4.5% 2/25/40 (p)		182,640	8,703
Series 2010-150 Class ZC, 4.75% 1/25/41		2,124,547	2,405,958
Series 2010-95 Class ZC, 5% 9/25/40		4,472,768	5,018,002
Series 2011-39 Class ZA, 6% 11/25/32		272,466	312,020
Series 2011-4 Class PZ, 5% 2/25/41		755,590	924,311
Series 2011-67 Class AI, 4% 7/25/26 (p)		54,856	2,478
Series 2011-83 Class DI, 6% 9/25/26 (p)		15,521	331
Series 2012-100 Class WI, 3% 9/25/27 (p)		1,292,705	90,949
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5656% 12/25/30 (f)(p)(q)		278,637	15,621
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4656% 6/25/41 (f)(p)(q)		252,945	11,342
Series 2013-133 Class IB, 3% 4/25/32 (p)		580,224	20,013
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9656% 1/25/44 (f)(p)(q)		410,003	76,025
Series 2013-51 Class GI, 3% 10/25/32 (p)		1,488,348	100,547
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.6356% 6/25/35 (f)(p)(q)		312,142	58,294
Series 2015-42 Class IL, 6% 6/25/45 (p)		2,250,469	434,778
Series 2015-70 Class JC, 3% 10/25/45		1,971,816	2,085,176
Series 2017-30 Class AI, 5.5% 5/25/47 (p)		1,277,357	248,150
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (p)		59,449	10,664
Series 343 Class 16, 5.5% 5/25/34 (p)		51,737	8,386
Series 348 Class 14, 6.5% 8/25/34 (f)(p)		37,422	8,206
Series 351:
Class 12, 5.5% 4/25/34 (f)(p)		23,058	4,157
Class 13, 6% 3/25/34 (p)		33,281	6,054
Series 359 Class 19, 6% 7/25/35 (f)(p)		20,155	4,014
Series 384 Class 6, 5% 7/25/37 (p)		238,233	41,229
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.8955% 1/15/32 (f)(g)		5,191	5,277
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (f)(g)		7,141	7,288
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.0955% 3/15/32 (f)(g)		7,586	7,757
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 0.9955% 6/15/31 (f)(g)		12,765	13,007
Class FG, 1 month U.S. LIBOR + 0.900% 0.9955% 3/15/32 (f)(g)		4,070	4,150
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.3455% 5/15/37 (f)(g)		296,978	297,904
planned amortization class:
Series 2095 Class PE, 6% 11/15/28		95,340	106,014
Series 2101 Class PD, 6% 11/15/28		8,159	9,068
Series 2121 Class MG, 6% 2/15/29		36,003	39,949
Series 2131 Class BG, 6% 3/15/29		278,247	309,713
Series 2137 Class PG, 6% 3/15/29		43,259	48,201
Series 2154 Class PT, 6% 5/15/29		70,576	78,634
Series 2162 Class PH, 6% 6/15/29		14,910	16,499
Series 2520 Class BE, 6% 11/15/32		106,954	122,371
Series 2693 Class MD, 5.5% 10/15/33		1,104,534	1,253,922
Series 2802 Class OB, 6% 5/15/34		109,755	123,063
Series 3002 Class NE, 5% 7/15/35		285,359	317,915
Series 3110 Class OP 9/15/35 (r)		110,866	107,247
Series 3119 Class PO 2/15/36 (r)		270,985	249,509
Series 3121 Class KO 3/15/36 (r)		42,552	39,435
Series 3123 Class LO 3/15/36 (r)		154,820	142,914
Series 3145 Class GO 4/15/36 (r)		152,568	141,403
Series 3189 Class PD, 6% 7/15/36		238,573	278,397
Series 3225 Class EO 10/15/36 (r)		80,215	73,252
Series 3258 Class PM, 5.5% 12/15/36		109,422	125,148
Series 3415 Class PC, 5% 12/15/37		105,612	118,081
Series 3786 Class HI, 4% 3/15/38 (p)		44,263	256
Series 3806 Class UP, 4.5% 2/15/41		512,911	546,008
Series 3832 Class PE, 5% 3/15/41		1,179,808	1,315,712
Series 4135 Class AB, 1.75% 6/15/42		1,793,614	1,837,902
sequential payer:
Series 2135 Class JE, 6% 3/15/29		19,496	21,610
Series 2274 Class ZM, 6.5% 1/15/31		26,749	30,194
Series 2281 Class ZB, 6% 3/15/30		53,095	58,954
Series 2303 Class ZV, 6% 4/15/31		25,915	28,992
Series 2357 Class ZB, 6.5% 9/15/31		198,440	229,158
Series 2502 Class ZC, 6% 9/15/32		49,296	56,286
Series 2519 Class ZD, 5.5% 11/15/32		71,325	79,303
Series 2546 Class MJ, 5.5% 3/15/23		11,505	11,870
Series 2601 Class TB, 5.5% 4/15/23		5,121	5,281
Series 2998 Class LY, 5.5% 7/15/25		35,207	37,904
Series 3871 Class KB, 5.5% 6/15/41		1,688,472	1,965,777
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.5045% 2/15/36 (f)(p)(q)		71,663	14,132
Series 2013-4281 Class AI, 4% 12/15/28 (p)		484,493	19,630
Series 2017-4683 Class LM, 3% 5/15/47		3,009,711	3,178,346
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.1793% 8/15/24 (f)(q)		57	63
Class SD, 86.400% - 1 month U.S. LIBOR 85.2085% 8/15/24 (f)(q)		84	99
Series 2933 Class ZM, 5.75% 2/15/35		1,359,548	1,583,183
Series 2935 Class ZK, 5.5% 2/15/35		1,146,745	1,281,406
Series 2947 Class XZ, 6% 3/15/35		440,087	507,514
Series 2996 Class ZD, 5.5% 6/15/35		953,456	1,100,373
Series 3237 Class C, 5.5% 11/15/36		1,271,021	1,445,057
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5645% 11/15/36 (f)(p)(q)		326,624	76,139
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6545% 3/15/37 (f)(p)(q)		514,524	125,384
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6645% 4/15/37 (f)(p)(q)		717,847	164,218
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4845% 6/15/37 (f)(p)(q)		249,077	50,610
Series 3949 Class MK, 4.5% 10/15/34		203,499	223,298
Series 3955 Class YI, 3% 11/15/21 (p)		10,777	20
Series 4055 Class BI, 3.5% 5/15/31 (p)		597,380	26,018
Series 4149 Class IO, 3% 1/15/33 (p)		759,876	82,519
Series 4314 Class AI, 5% 3/15/34 (p)		190,035	10,988
Series 4427 Class LI, 3.5% 2/15/34 (p)		1,366,583	103,901
Series 4471 Class PA 4% 12/15/40		1,149,815	1,230,979
target amortization class Series 2156 Class TC, 6.25% 5/15/29		42,843	46,407
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 0.9931% 2/15/24 (f)(g)		10,514	10,565
sequential payer:
Series 2043 Class ZH, 6% 4/15/28		29,976	33,153
Series 2056 Class Z, 6% 5/15/28		80,702	89,530
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40		2,444,950	2,657,433
Freddie Mac Seasoned Credit Risk Transfer Trust Series 2018-3 Class M55D, 4% 8/25/57		5,900,593	6,385,635
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5945% 6/16/37 (f)(p)(q)		141,039	30,801
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.7661% 3/20/60 (f)(g)(s)		1,869,866	1,878,275
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.4161% 7/20/60 (f)(g)(s)		265,511	265,573
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4029% 9/20/60 (f)(g)(s)		319,105	318,955
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4029% 8/20/60 (f)(g)(s)		297,137	297,004
Series 2010-H27 Class FA, 1 month U.S. LIBOR + 0.380% 0.4829% 12/20/60 (f)(g)(s)		653,847	654,809
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 12/20/60 (f)(g)(s)		744,164	746,929
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 2/20/61 (f)(g)(s)		965,634	968,513
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.5929% 2/20/61 (f)(g)(s)		1,521,318	1,525,473
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6029% 4/20/61 (f)(g)(s)		675,176	677,787
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (f)(g)(s)		1,012,627	1,016,485
Class FC, 1 month U.S. LIBOR + 0.500% 0.6029% 5/20/61 (f)(g)(s)		783,501	786,602
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6329% 6/20/61 (f)(g)(s)		950,501	954,514
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 10/20/61 (f)(g)(s)		1,821,919	1,832,633
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 11/20/61 (f)(g)(s)		1,005,815	1,013,881
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8029% 1/20/62 (f)(g)(s)		648,290	653,129
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 1/20/62 (f)(g)(s)		931,299	937,190
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7329% 3/20/62 (f)(g)(s)		576,799	580,099
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7529% 5/20/61 (f)(g)(s)		17,891	18,043
Series 2012-H23 Class WA, 1 month U.S. LIBOR + 0.520% 0.6229% 10/20/62 (f)(g)(s)		473,242	475,122
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6329% 7/20/60 (f)(g)(s)		12,457	12,461
Series 2013-H07 Class BA, 1 month U.S. LIBOR + 0.360% 0.4629% 3/20/63 (f)(g)(s)		787,841	788,560
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7029% 1/20/64 (f)(g)(s)		801,834	805,890
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7029% 12/20/63 (f)(g)(s)		3,244,155	3,260,886
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6029% 6/20/64 (f)(g)(s)		3,835,612	3,849,842
Series 2014-H20 Class BF, 1 month U.S. LIBOR + 0.500% 0.6029% 9/20/64 (f)(g)(s)		12,692,666	12,741,048
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5029% 12/20/62 (f)(g)(s)		46,899	47,005
Series 2019-11 Class F, 1 month U.S. LIBOR + 0.400% 0.4884% 1/20/49 (f)(g)		5,851,321	5,916,297
Series 2019-128 Class FH, 1 month U.S. LIBOR + 0.500% 0.5884% 10/20/49 (f)(g)		1,935,488	1,952,485
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5384% 12/20/49 (f)(g)		6,478,417	6,539,746
Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5384% 2/20/49 (f)(g)		3,971,447	4,024,301
Series 2019-65 Class BF, 1 month U.S. LIBOR + 0.400% 0.4884% 5/20/49 (f)(g)		5,043,207	5,111,688
Series 2019-98 Class FN, 1 month U.S. LIBOR + 0.500% 0.5884% 8/20/49 (f)(g)		2,833,097	2,868,380
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.4884% 3/20/50 (f)(g)		6,098,874	6,145,864
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8232% 12/20/40 (f)(q)		2,049,628	2,443,537
Series 2011-136 Class WI, 4.5% 5/20/40 (p)		75,571	4,901
Series 2016-69 Class WA, 3% 2/20/46		1,662,760	1,761,858
Series 2017-134 Class BA, 2.5% 11/20/46		2,694,395	2,802,508
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34		409,018	455,988
Series 2010-160 Class DY, 4% 12/20/40		4,007,513	4,341,996
Series 2010-170 Class B, 4% 12/20/40		904,703	980,364
Series 2017-139 Class BA, 3% 9/20/47		8,313,414	8,878,578
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.4045% 5/16/34 (f)(p)(q)		81,781	15,545
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.1045% 8/17/34 (f)(p)(q)		81,464	18,336
Series 2007-35 Class SC, 40.200% - 1 month U.S. LIBOR 39.627% 6/16/37 (f)(q)		7,222	12,886
Series 2010-116 Class QB, 4% 9/16/40		9,269,780	10,012,439
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.4261% 5/20/60 (f)(g)(s)		762,469	762,639
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 6.0116% 7/20/41 (f)(p)(q)		347,364	64,474
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.6045% 6/16/42 (f)(p)(q)		302,845	62,974
Series 2013-124 Class ES, 8.667% - 1 month U.S. LIBOR 8.5488% 4/20/39 (f)(q)		53,190	54,906
Series 2013-149 Class MA, 2.5% 5/20/40		4,157,262	4,276,862
Series 2014-2 Class BA, 3% 1/20/44		4,873,365	5,160,114
Series 2014-21 Class HA, 3% 2/20/44		1,839,731	1,948,779
Series 2014-25 Class HC, 3% 2/20/44		3,119,519	3,299,080
Series 2014-5 Class A, 3% 1/20/44		2,736,992	2,883,092
Series 2015-H13 Class HA, 2.5% 8/20/64 (s)		80,155	81,834
Series 2017-186 Class HK, 3% 11/16/45		4,401,299	4,649,901
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.43% 8/20/66 (f)(g)(s)		8,025,470	7,952,362

TOTAL U.S. GOVERNMENT AGENCY			185,654,494

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $309,540,441)			315,076,140

Commercial Mortgage Securities - 3.5%
ALEN Mortgage Trust floater Series 2021-ACEN Class F, 1 month U.S. LIBOR + 5.000% 5.096% 4/15/34 (d)(f)(g)		1,031,000	1,031,323
Ashford Hospitality Trust floater Series 2018-ASHF Class E, 1 month U.S. LIBOR + 3.100% 3.196% 4/15/35 (d)(f)(g)		710,000	695,884
Atrium Hotel Portfolio Trust floater Series 2018-ATRM Class D, 1 month U.S. LIBOR + 2.300% 2.396% 6/15/35 (d)(f)(g)		304,000	303,250
BAMLL Commercial Mortgage Securities Trust:
floater:
Series 2019-AHT Class E, 1 month U.S. LIBOR + 3.200% 3.296% 3/15/34 (d)(f)(g)		987,000	969,737
Series 2019-RLJ Class D, 1 month U.S. LIBOR + 1.950% 2.046% 4/15/36 (d)(f)(g)		1,880,000	1,825,019
Series 2021-JACX Class E, 1 month U.S. LIBOR + 3.750% 3.85% 9/15/38 (d)(f)(g)		1,120,000	1,120,025
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (d)(f)(g)		23,291,000	23,655,700
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (d)		11,600,000	11,966,471
Class ANM, 3.112% 11/5/32 (d)		14,236,000	14,830,352
Series 2015-200P Class F, 3.7157% 4/14/33 (d)(f)		831,000	851,893
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (d)		3,196,000	3,184,704
Class CNM, 3.8425% 11/5/32 (d)(f)		1,322,000	1,268,084
BANK:
sequential payer Series 2019-BN21 Class A5, 2.851% 10/17/52		2,606,000	2,809,368
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)		1,426,000	1,368,246
Series 2017-BNK6 Class D, 3.1% 7/15/60 (d)		830,000	763,780
Series 2017-BNK8:
Class D, 2.6% 11/15/50 (d)		1,738,000	1,612,614
Class E, 2.8% 11/15/50 (d)		1,092,000	788,297
Series 2018-BN12 Class D, 3% 5/15/61 (d)		866,000	759,048
Series 2018-BN15:
Class D, 3% 11/15/61 (d)		735,000	659,096
Class E, 3% 11/15/61 (d)		735,000	606,444
Series 2019-BN18 Class D, 3% 5/15/62 (d)		1,150,000	1,082,859
Series 2019-BN19 Class D, 3% 8/15/61 (d)		1,680,000	1,594,903
Series 2020-BN27 Class D, 2.5% 4/15/63 (d)		430,000	390,261
Series 2020-BN28 Class E, 2.5% 3/15/63 (d)		441,000	384,448
Series 2020-BN29 Class E, 2.5% 11/15/53 (d)		525,000	459,990
Series 2020-BN30:
Class E, 2.5% 12/15/53 (d)		357,000	312,794
Class MCDG, 3.0155% 12/15/53 (f)		1,449,000	1,291,526
Bank of America Commercial Mortgage Securities Trust Series 2017-BNK3:
Class C, 4.352% 2/15/50 (f)		610,000	631,240
Class D, 3.25% 2/15/50 (d)		1,222,000	1,166,178
Bank of America Commercial Mortgage Trust Series 2016-UB10 Class XA, 1.9848% 7/15/49 (f)(p)		22,204,169	1,496,410
Barclays Commercial Mortgage Securities LLC Series 2019-C5 Class D, 2.5% 11/15/52 (d)		333,000	299,774
Bayview Commercial Asset Trust Series 2006-3A, Class IO, 0% 10/25/36 (c)(d)(f)(p)		1,218,826	0
BBCMS Mortgage Trust:
sequential payer Series 2020-C8 Class E, 2.25% 10/15/53 (d)		1,476,000	1,194,361
Series 2016-ETC:
Class D, 3.7292% 8/14/36 (d)(f)		868,000	827,023
Class E, 3.7292% 8/14/36 (d)(f)		637,000	567,928
Series 2020-C6 Class E, 2.4% 2/15/53 (d)		628,000	529,773
Series 2020-C7 Class D, 3.718% 4/15/53 (d)(f)		393,000	389,288
BCP Trust floater Series 2021-330N Class F, 1 month U.S. LIBOR + 4.630% 4.73% 6/15/38 (d)(f)(g)		1,066,000	1,058,340
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B4 Class A5, 4.121% 7/15/51		2,953,000	3,406,695
Series 2019-B14:
Class 225D, 3.4041% 12/15/62 (d)(f)		719,000	690,987
Class 225E, 3.4041% 12/15/62 (d)(f)		485,000	440,459
Series 2020-B20 Class E, 2% 10/15/53 (d)		1,029,000	807,945
Series 2018-B7:
Class D, 3% 5/15/53 (d)(f)		614,000	579,167
Class E, 3% 5/15/53 (d)(f)		614,000	542,680
Series 2020-B18:
Class AGNG, 4.5348% 7/15/53 (d)(f)		1,995,000	1,971,441
Class D, 2.25% 7/15/53 (d)		1,365,000	1,191,501
Series 2020-B21:
Class D, 2% 12/17/53 (d)		798,000	693,834
Class E, 2% 12/17/53 (d)		737,000	559,744
Series 2020-B22 Class E, 2% 1/15/54 (d)		894,000	688,405
Series 2020-IG2:
Class C, 3.4028% 9/15/48 (d)(f)		546,000	545,708
Class D, 3.4028% 9/15/48 (d)(f)		693,000	624,316
Series 2020-IG3 Class 825E, 3.0763% 9/15/48 (d)(f)		1,400,000	1,157,393
Series 2021-B25:
Class 300D, 3.094% 4/15/54 (d)(f)		1,520,000	1,394,072
Class 300E, 3.094% 4/15/54 (d)		504,000	445,535
BFLD Trust:
floater Series 2020-EYP Class G, 1 month U.S. LIBOR + 4.850% 4.946% 10/15/35 (d)(f)(g)		993,000	990,023
floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (d)(f)(g)		13,834,000	13,985,031
BHP Trust floater Series 2019-BXHP Class F, 1 month U.S. LIBOR + 2.930% 3.034% 8/15/36 (d)(f)(g)		570,500	570,065
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 2.496% 6/15/35 (d)(f)(g)		294,000	285,715
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class E, 1 month U.S. LIBOR + 1.950% 2.0471% 3/15/37 (d)(f)(g)		695,000	695,882
Class F, 1 month U.S. LIBOR + 2.470% 2.5671% 3/15/37 (d)(f)(g)		1,274,000	1,275,550
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.096% 11/15/32 (d)(f)(g)		340,000	340,000
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (d)(f)(g)		12,697,309	12,697,306
Class C, 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (d)(f)(g)		10,128,985	10,125,947
Class D, 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (d)(f)(g)		17,163,344	17,158,205
Class G, 1 month U.S. LIBOR + 2.500% 2.596% 12/15/36 (d)(f)(g)		3,089,910	3,088,992
Series 2020-FOX Class G, 1 month U.S. LIBOR + 4.750% 4.846% 11/15/32 (d)(f)(g)		911,411	916,497
Series 2021-FOX Class F, 1 month U.S. LIBOR + 4.250% 4.346% 11/15/32 (d)(f)(g)		567,100	569,587
Series 2021-MC Class G, 1 month U.S. LIBOR + 3.080% 3.1828% 4/15/34 (d)(f)(g)		709,000	685,177
Series 2021-SOAR Class F, 2.446% 6/15/38 (d)		1,260,000	1,265,106
Series 2021-VINO Class G, 1 month U.S. LIBOR + 3.950% 4.0483% 5/15/38 (d)(f)(g)		2,250,000	2,277,764
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.972% 11/15/32 (d)(f)(g)		5,594,000	5,597,500
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (d)(f)(g)		35,074,642	35,120,628
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (d)(f)(g)		19,438,606	19,475,176
Series 2020-VIVA:
Class D, 3.667% 3/11/44 (d)(f)		5,234,000	5,443,146
Class E, 3.667% 3/11/44 (d)(f)		2,722,000	2,749,742
BX Trust:
floater:
Series 2017-APPL Class F, 1 month U.S. LIBOR + 4.250% 4.346% 7/15/34 (d)(f)(g)		1,145,800	1,147,991
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (d)(f)(g)		5,751,420	4,852,420
Series 2018-IND:
Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (d)(f)(g)		6,762,700	6,775,140
Class G, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/35 (d)(f)(g)		1,467,200	1,471,234
Class H, 1 month U.S. LIBOR + 3.000% 3.096% 11/15/35 (d)(f)(g)		548,100	548,594
Series 2019-ATL Class E, 1 month U.S. LIBOR + 2.230% 2.3326% 10/15/36 (d)(f)(g)		972,000	961,411
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (d)(f)(g)		11,328,000	11,299,779
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (d)(f)(g)		7,490,000	7,467,155
Class D, 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (d)(f)(g)		7,862,000	7,818,680
Class G, 1 month U.S. LIBOR + 3.600% 3.696% 4/15/34 (d)(f)(g)		1,533,000	1,510,013
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (d)(f)(g)		10,261,117	10,273,972
Class C, 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (d)(f)(g)		12,899,230	12,915,385
Class D, 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (d)(f)(g)		18,271,080	18,299,694
Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (d)(f)(g)		25,672,453	25,712,664
Class F, 1 month U.S. LIBOR + 2.000% 2.096% 10/15/36 (d)(f)(g)		554,969	556,709
Class J, 1 month U.S. LIBOR + 2.650% 2.746% 10/15/36 (d)(f)(g)		7,596,194	7,619,986
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (d)(f)(g)		12,845,391	12,857,844
Series 2021-LBA:
Class FJV, 1 month U.S. LIBOR + 2.400% 2.496% 2/15/36 (d)(f)(g)		589,000	589,736
Class FV, 1 month U.S. LIBOR + 2.400% 2.496% 2/15/36 (d)(f)(g)		342,000	342,427
Series 2021-MFM1:
Class F, 1 month U.S. LIBOR + 3.000% 3.0955% 1/15/34 (d)(f)(g)		408,000	410,549
Class G, 1 month U.S. LIBOR + 3.900% 3.9955% 1/15/34 (d)(f)(g)		204,000	203,878
Series 2021-SOAR:
Class G, 2.896% 6/15/38 (d)(f)		567,000	569,656
Class J, 3.846% 6/15/38 (d)		1,134,000	1,136,840
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (d)(f)(g)		14,805,000	14,804,997
Series 2019-OC11:
Class C, 3.856% 12/9/41 (d)		1,092,000	1,189,531
Class D, 4.0755% 12/9/41 (d)(f)		168,000	181,714
Class E, 4.0755% 12/9/41 (d)(f)		4,148,000	4,329,224
CALI Mortgage Trust Series 2019-101C Class F, 4.4686% 3/10/39 (d)(f)		1,743,000	1,681,009
CAMB Commercial Mortgage Trust floater Series 2019-LIFE:
Class F, 1 month U.S. LIBOR + 2.550% 2.646% 12/15/37 (d)(f)(g)		151,000	151,379
Class G, 1 month U.S. LIBOR + 3.250% 3.346% 12/15/37 (d)(f)(g)		5,057,000	5,072,731
CD Mortgage Trust Series 2017-CD3:
Class C, 4.7022% 2/10/50 (f)		1,482,000	1,554,938
Class D, 3.25% 2/10/50 (d)		1,340,000	1,094,766
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (d)		38,433,517	39,163,523
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (d)(f)(g)		10,499,000	10,498,998
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (d)(f)(g)		2,800,000	2,798,330
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (d)(f)(g)		28,459,273	28,459,264
Class B, 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (d)(f)(g)		5,602,110	5,595,418
Class C, 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (d)(f)(g)		6,329,798	6,302,100
Class E, 1 month U.S. LIBOR + 2.350% 2.446% 6/15/34 (d)(f)(g)		2,939,544	2,859,136
Class F, 1 month U.S. LIBOR + 2.600% 2.7042% 6/15/34 (d)(f)(g)		3,794,305	3,560,951
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (d)(f)(g)		19,994,000	20,018,219
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (d)(f)(g)		6,157,000	6,164,672
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (d)(f)(g)		4,580,000	4,585,715
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (d)(f)(g)		5,654,000	5,661,051
Citigroup Commercial Mortgage Trust:
Series 19-SMRT Class E, 4.9031% 1/10/36 (d)(f)		791,000	831,560
Series 2013-375P Class E, 3.6348% 5/10/35 (d)(f)		1,306,000	1,302,764
Series 2013-GC15 Class D, 5.3519% 9/10/46 (d)(f)		2,196,000	2,220,146
Series 2015-GC29 Class XA, 1.1722% 4/10/48 (f)(p)		33,767,634	1,084,427
Series 2015-GC33 Class XA, 1.0341% 9/10/58 (f)(p)		54,488,408	1,663,319
Series 2016-C3 Class D, 3% 11/15/49 (d)		1,507,000	1,221,396
Series 2016-P6 Class XA, 0.8588% 12/10/49 (f)(p)		48,918,649	1,152,685
Series 2019-GC41:
Class D, 3% 8/10/56 (d)		378,000	360,711
Class E, 3% 8/10/56 (d)		834,000	740,287
Series 2019-GC43 Class E, 3% 11/10/52 (d)		1,196,000	1,084,688
Series 2020-420K Class E, 3.4222% 11/10/42 (d)(f)		1,029,000	967,181
Series 2020-GC46:
Class D, 2.6% 2/15/53 (d)		1,208,000	1,055,080
Class E, 2.6% 2/15/53 (d)		136,000	111,765
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.146% 9/15/33 (d)(f)(g)		468,000	423,799
Class G, 1 month U.S. LIBOR + 5.050% 5.1523% 9/15/33 (d)(f)(g)		544,000	467,070
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (d)		5,924,751	6,139,065
Series 2013-LC6 Class E, 3.5% 1/10/46 (d)		959,000	725,541
Series 2014-CR18 Class A5, 3.828% 7/15/47		5,007,100	5,405,991
Series 2012-CR1:
Class C, 5.5659% 5/15/45 (f)		769,000	741,086
Class D, 5.5659% 5/15/45 (d)(f)		2,108,000	1,852,844
Class G, 2.462% 5/15/45 (c)(d)		774,000	279,219
Series 2012-LC4 Class C, 5.7382% 12/10/44 (f)		166,000	151,776
Series 2013-CR10 Class D, 5.0636% 8/10/46 (d)(f)		1,490,000	1,532,957
Series 2013-CR9 Class C, 4.412% 7/10/45 (d)(f)		334,462	316,274
Series 2013-LC6 Class D, 4.4381% 1/10/46 (d)(f)		1,664,000	1,645,684
Series 2014-CR15 Class D, 4.8634% 2/10/47 (d)(f)		298,000	309,929
Series 2014-CR17 Class E, 5.0095% 5/10/47 (c)(d)(f)		255,000	188,991
Series 2014-CR20 Class XA, 1.1515% 11/10/47 (f)(p)		63,869,211	1,736,700
Series 2014-LC17:
Class C, 4.7253% 10/10/47 (f)		340,000	366,569
Class XA, 0.8809% 10/10/47 (f)(p)		43,767,236	769,914
Series 2014-UBS2 Class D, 5.1708% 3/10/47 (d)(f)		994,000	996,646
Series 2014-UBS6 Class XA, 1.0257% 12/10/47 (f)(p)		81,983,579	1,851,033
Series 2015-3BP Class F, 3.3463% 2/10/35 (d)(f)		1,538,000	1,561,854
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)		1,079,000	1,016,619
Series 2019-CD4 Class C, 4.3497% 5/10/50 (f)		1,794,000	1,948,229
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)		368,000	350,698
Commercial Mortgage Trust Series 2016-CD2:
Class C, 4.1317% 11/10/49 (f)		619,000	642,485
Class D, 2.8817% 11/10/49 (f)		546,000	444,115
Commercial Mortgage Trust pass-thru certificates:
Series 2012-CR2:
Class D, 4.9916% 8/15/45 (d)(f)		105,000	100,332
Class E, 4.9916% 8/15/45 (d)(f)		1,835,100	1,545,736
Class F, 4.25% 8/15/45 (d)		2,033,000	1,455,699
Series 2014-CR2 Class G, 4.25% 8/15/45 (c)(d)		522,000	247,787
Core Industrial Trust floater Series 2019-CORE:
Class A, 1 month U.S. LIBOR + 0.880% 0.976% 12/15/31 (d)(f)(g)		1,683,349	1,684,507
Class E, 1 month U.S. LIBOR + 1.900% 1.996% 12/15/31 (d)(f)(g)		1,175,200	1,169,359
CPT Mortgage Trust sequential payer Series 2019-CPT Class F, 3.0967% 11/13/39 (d)(f)		1,196,000	1,145,372
Credit Suisse Commercial Mortgage Trust floater Series 2021-SOP2 Class F, 1 month U.S. LIBOR + 4.210% 4.3124% 6/15/34 (d)(g)		1,419,000	1,417,345
Credit Suisse First Boston Mortgage Securities Corp. Series 1998-C1 Class H, 6% 5/17/40 (d)		69,628	37,539
Credit Suisse Mortgage Trust:
floater:
Series 2019-ICE4:
Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (d)(f)(g)		12,828,000	12,879,547
Class C, 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (d)(f)(g)		3,089,000	3,100,239
Class F, 1 month U.S. LIBOR + 2.650% 2.746% 5/15/36 (d)(f)(g)		693,000	694,735
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.696% 1/15/34 (d)(f)(g)		647,000	638,740
Series 2020-FACT Class F, 1 month U.S. LIBOR + 6.150% 6.253% 10/15/37 (d)(f)(g)		1,029,000	1,052,670
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (d)		7,604,000	7,890,192
Series 2018-SITE:
Class A, 4.284% 4/15/36 (d)		11,930,000	12,549,530
Class B, 4.5349% 4/15/36 (d)		3,730,000	3,898,932
Class C, 4.9414% 4/15/36 (d)(f)		2,462,000	2,555,015
Class D, 4.9414% 4/15/36 (d)(f)		4,923,000	4,968,153
Series 2019-UVIL Class E, 3.3928% 12/15/41 (d)(f)		952,000	845,722
Series 2021-BRIT Class A, 1 month U.S. LIBOR + 3.450% 3.7092% 5/15/23 (d)(f)(g)		1,428,000	1,428,336
CRSNT Trust floater Series 2021-MOON:
Class F, 1 month U.S. LIBOR + 3.500% 3.6% 4/15/36 (d)(f)(g)		399,000	399,170
Class G, 1 month U.S. LIBOR + 4.500% 4.6% 4/15/36 (d)(f)(g)		231,000	231,096
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.6074% 6/15/50 (d)(f)		1,278,000	1,162,233
Series 2017-CX10 Class UESD, 4.3778% 10/15/32 (d)(f)		1,055,000	1,031,552
Series 2017-CX9 Class D, 4.2837% 9/15/50 (d)(f)		518,000	460,233
Series 2018-CX11 Class C, 4.9486% 4/15/51 (f)		495,000	534,898
Series 2019-C15 Class C, 5.1458% 3/15/52 (f)		1,428,000	1,609,377
CSMC Trust:
floater Series 2017-CHOP Class F, 1 month U.S. LIBOR + 4.600% 4.696% 7/15/32 (d)(f)(g)		1,319,000	1,206,559
Series 2017-MOON Class E, 3.303% 7/10/34 (d)(f)		1,424,000	1,420,384
DBCCRE Mortgage Trust Series 2014-ARCP:
Class D, 5.099% 1/10/34 (d)(f)		458,000	473,035
Class E, 5.099% 1/10/34 (d)(f)		1,487,000	1,505,792
DBGS Mortgage Trust:
floater Series 2018-BIOD Class G, 1 month U.S. LIBOR + 2.500% 2.5955% 5/15/35 (d)(f)(g)		1,169,455	1,169,484
Series 2018-C1:
Class C, 4.783% 10/15/51 (f)		355,000	384,868
Class D, 3.033% 10/15/51 (d)(f)		1,512,000	1,418,003
Series 2019-1735 Class F, 4.3344% 4/10/37 (d)(f)		1,188,000	1,007,059
DBJPM Mortgage Trust Series 2020-C9 Class D, 2.25% 9/15/53 (d)		377,000	336,985
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class F, 6.1159% 11/10/46 (d)(f)		713,103	710,721
Class G, 4.652% 11/10/46 (d)		2,273,000	2,208,677
Class XB, 1.3579% 11/10/46 (d)(f)(p)		3,674,985	37
Series 2011-LC3A Class D, 5.5573% 8/10/44 (d)(f)		969,000	949,362
DC Office Trust Series 2019-MTC Class E, 3.1744% 9/15/45 (d)(f)		449,000	436,296
Deutsche Bank Commercial Mortgage Trust Series 2016-C3 Class C, 3.6306% 8/10/49 (f)		382,000	383,358
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (d)(f)(g)		14,548,000	14,592,933
Class B, 1 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (d)(f)(g)		8,285,000	8,316,399
Class C, 1 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (d)(f)(g)		6,108,000	6,138,604
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (d)(f)(g)		12,340,000	12,432,250
Class E, 1 month U.S. LIBOR + 2.850% 2.946% 7/15/38 (d)(f)(g)		498,000	502,370
Class F, 1 month U.S. LIBOR + 3.700% 3.796% 7/15/38 (d)(f)(g)		1,252,000	1,264,486
Freddie Mac floater:
Series 2021-F110 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		16,200,000	16,214,446
Series 2021-F111 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.240% 0.29% 3/25/31 (f)(g)		17,099,259	17,114,684
Series 2021-F112 Class A/S, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.230% 0.28% 4/25/31 (f)(g)		16,500,000	16,500,000
GPMT, Ltd. / GPMT LLC floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.0384% 11/21/35 (d)(f)(g)		424,000	421,461
GS Mortgage Securities Corp. II Series 2010-C1:
Class B, 5.148% 8/10/43 (d)		651,000	654,452
Class X, 0.8887% 8/10/43 (d)(f)(p)		786,728	4,773
GS Mortgage Securities Corp. Trust floater Series 2019-70P Class F, 1 month U.S. LIBOR + 2.650% 2.746% 10/15/36 (d)(f)(g)		1,080,000	1,010,094
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (d)(f)(g)		38,854,000	38,670,131
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.19% 10/15/31 (d)(f)(g)		10,027,000	10,026,997
Series 2011-GC5:
Class C, 5.3026% 8/10/44 (d)(f)		908,923	774,857
Class D, 5.3026% 8/10/44 (d)(f)		623,936	319,767
Class E, 5.3026% 8/10/44 (c)(d)(f)		773,957	309,598
Class F, 4.5% 8/10/44 (c)(d)		1,339,218	56,867
Series 2012-GC6:
Class D, 6.0447% 1/10/45 (d)(f)		1,837,000	1,785,305
Class E, 5% 1/10/45 (d)(f)		1,117,000	956,542
Series 2012-GC6I Class F, 5% 1/10/45 (c)(f)		447,457	193,863
Series 2012-GCJ7:
Class C, 5.7398% 5/10/45 (f)		1,043,000	1,064,216
Class F, 5% 5/10/45 (d)		1,100,469	132,056
Series 2012-GCJ9:
Class D, 4.8957% 11/10/45 (d)(f)		1,910,000	1,929,989
Class E, 4.8957% 11/10/45 (d)(f)		896,000	781,059
Series 2013-GC10 Class D, 4.5482% 2/10/46 (d)(f)		586,000	552,057
Series 2013-GC12 Class D, 4.5887% 6/10/46 (d)(f)		254,518	253,183
Series 2013-GC13 Class D, 4.2176% 7/10/46 (c)(d)(f)		1,907,000	1,112,442
Series 2013-GC16:
Class C, 5.4877% 11/10/46 (f)		421,844	431,604
Class D, 5.4877% 11/10/46 (d)(f)		1,161,000	1,163,038
Class F, 3.5% 11/10/46 (d)		970,000	686,908
Series 2014-GC20 Class XA, 1.1577% 4/10/47 (f)(p)		68,585,194	1,440,810
Series 2015-GC34 Class XA, 1.3748% 10/10/48 (f)(p)		16,728,011	693,147
Series 2016-GS2:
Class B, 3.759% 5/10/49		842,000	906,268
Class D, 2.753% 5/10/49 (d)		703,000	669,895
Series 2016-GS4 Class C, 4.0861% 11/10/49 (f)		464,000	466,011
Series 2017-GS6 Class D, 3.243% 5/10/50 (d)		1,720,000	1,681,473
Series 2018-GS9 Class D, 3% 3/10/51 (d)		835,000	750,307
Series 2019-GC38 Class D, 3% 2/10/52 (d)		446,000	425,136
Series 2019-GC39 Class D, 3% 5/10/52 (d)		1,176,000	1,106,537
Series 2019-GC40:
Class D, 3% 7/10/52 (d)		924,000	865,549
Class DBF, 3.668% 7/10/52 (d)(f)		1,107,500	1,028,122
Series 2019-GC42:
Class D, 2.8% 9/1/52 (d)		408,000	386,050
Class E, 2.8% 9/1/52 (d)		1,092,000	997,559
Series 2019-GS5 Class C, 4.299% 3/10/50 (f)		1,155,000	1,216,027
Series 2019-GSA1 Class E, 2.8% 11/10/52 (d)		693,000	622,957
Series 2020-GC45:
Class D, 2.85% 2/13/53 (d)		952,000	874,639
Class SWD, 3.3258% 12/13/39 (d)(f)		735,000	704,935
Series 2020-GC47 Class D, 3.5703% 5/12/53 (d)(f)		336,000	335,477
Series 2021-RENT Class G, 1 month U.S. LIBOR + 5.700% 5.788% 11/21/35 (d)(f)(g)		3,108,000	3,139,992
Hilton U.S.A. Trust:
Series 2016-HHV:
Class E, 4.3333% 11/5/38 (d)(f)		1,482,000	1,556,913
Class F, 4.3333% 11/5/38 (d)(f)		2,022,000	2,054,204
Series 2016-SFP:
Class D, 4.9269% 11/5/35 (d)		714,000	720,332
Class F, 6.1552% 11/5/35 (d)		1,531,000	1,548,261
Home Partners of America Trust Series 2019-1:
Class E, 3.604% 9/17/39 (d)		641,158	649,977
Class F, 4.101% 9/17/39 (d)		104,312	107,699
Hudson Yards Mortgage Trust:
Series 2019-30HY Class E, 3.5579% 7/10/39 (d)(f)		861,000	884,730
Series 2019-55HY Class F, 3.0409% 12/10/41 (d)(f)		693,000	672,638
IMT Trust Series 2017-APTS:
Class EFL, 1 month U.S. LIBOR + 2.150% 2.2455% 6/15/34 (d)(f)(g)		428,100	424,842
Class FFL, 1 month U.S. LIBOR + 2.850% 2.9455% 6/15/34 (d)(f)(g)		160,538	159,974
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)		1,064,000	1,050,765
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19 Class XA, 0.8157% 4/15/47 (f)(p)		6,482,221	97,420
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)		194,000	172,024
Series 2014-C26 Class D, 4.0199% 1/15/48 (d)(f)		758,000	746,430
Series 2015-C30 Class XA, 0.6443% 7/15/48 (f)(p)		44,498,649	749,384
Series 2015-C32 Class C, 4.7988% 11/15/48 (f)		1,942,000	1,663,085
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.5538% 12/15/49 (d)(f)		1,251,000	1,083,966
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4:
Class C, 3.1993% 12/15/49 (f)		603,000	613,408
Class D, 3.1993% 12/15/49 (d)(f)		1,242,000	1,116,135
Series 2017-C7:
Class C, 4.3019% 10/15/50 (f)		347,000	378,349
Class D, 3% 10/15/50 (d)		602,000	569,233
Series 2018-C8 Class D, 3.4005% 6/15/51 (d)(f)		406,000	355,169
Series 2019-COR6:
Class D, 2.5% 11/13/52 (d)		567,000	520,260
Class E, 2.5% 11/13/52 (d)		1,092,000	974,084
Series 2020-COR7 Class D, 1.75% 5/13/53 (d)		714,000	602,610
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 6/15/32 (d)(f)(g)		655,200	655,603
Class E, 1 month U.S. LIBOR + 3.000% 3.096% 6/15/35 (d)(f)(g)		53,600	53,665
Series 2019-MFP:
Class E, 1 month U.S. LIBOR + 2.160% 2.256% 7/15/36 (d)(f)(g)		1,029,000	1,016,356
Class F, 1 month U.S. LIBOR + 3.000% 3.096% 7/15/36 (d)(f)(g)		336,000	330,727
Series 2020-NNN Class FFL, 1 month U.S. LIBOR + 2.500% 2.5955% 1/16/37 (d)(f)(g)		4,973	4,953
Series 2011-C3:
Class E, 5.7199% 2/15/46 (d)(f)		1,156,000	420,924
Class G, 4.409% 2/15/46 (c)(d)(f)		368,000	41,433
Class H, 4.409% 2/15/46 (c)(d)(f)		828,000	30,428
Class J, 4.409% 2/15/46 (c)(d)(f)		106,000	205
Series 2011-C4:
Class D, 5.7121% 7/15/46 (d)(f)		2,033,000	2,039,412
Class E, 5.7121% 7/15/46 (d)(f)		1,464,000	1,466,856
Class F, 3.873% 7/15/46 (d)		166,000	164,924
Class H, 3.873% 7/15/46 (d)		784,250	783,152
Class NR, 3.873% 7/15/46 (d)		420,000	413,952
Series 2012-CBX:
Class C, 5.0762% 6/15/45 (f)		159,000	152,424
Class D, 5.0762% 6/15/45 (d)(f)		886,000	764,758
Class E, 5.0762% 6/15/45 (d)(f)		1,135,000	569,622
Class F, 4% 6/15/45 (c)(d)		1,124,000	220,968
Class G 4% 6/15/45 (c)(d)		1,233,000	114,785
Series 2013-LC11:
Class C, 3.9582% 4/15/46 (f)		1,025,000	1,010,521
Class D, 4.3053% 4/15/46 (f)		1,638,000	1,280,105
Class F, 3.25% 4/15/46 (c)(d)(f)		1,851,000	946,546
Series 2014-DSTY:
Class D, 3.9314% 6/10/27 (c)(d)(f)		945,000	47,243
Class E, 3.9314% 6/10/27 (d)(f)		1,519,000	60,760
Series 2018-AON Class F, 4.767% 7/5/31 (d)(f)		743,000	747,802
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (d)		8,593,000	9,092,987
Class CFX, 4.9498% 7/5/33 (d)		2,322,000	2,442,043
Class DFX, 5.3503% 7/5/33 (d)		4,241,000	4,455,608
Class EFX, 5.5422% 7/5/33 (d)		4,886,000	5,038,337
Class XAFX, 1.2948% 7/5/33 (d)(f)(p)		35,039,000	642,980
Series 2019-OSB Class E, 3.9089% 6/5/39 (d)(f)		1,071,000	1,099,404
Series 2020-NNN:
Class EFX, 3.972% 1/16/37 (d)		723,000	733,368
Class FFX, 4.6254% 1/16/37 (d)		1,145,000	1,150,709
Class GFX, 4.8445% 1/16/37 (d)(f)		441,000	432,921
KNDL Mortgage Trust floater Series 2019-KNSQ Class F, 1 month U.S. LIBOR + 2.000% 2.096% 5/15/36 (d)(f)(g)		1,638,000	1,585,112
KNDR Trust floater Series 2021-KIND Class F, 1 month U.S. LIBOR + 3.950% 4.05% 8/15/26 (d)(f)(g)		1,985,000	1,985,593
Liberty Street Trust Series 2016-225L:
Class D, 4.8035% 2/10/36 (d)(f)		375,000	405,193
Class E, 4.8035% 2/10/36 (d)(f)		942,000	987,535
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (d)(f)(g)		27,822,000	27,848,186
Class B, 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (d)(f)(g)		6,714,000	6,720,323
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (d)(f)(g)		4,224,000	4,227,976
Class D, 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (d)(f)(g)		5,875,000	5,878,677
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (d)(f)(g)		5,133,000	5,135,242
Class G, 1 month U.S. LIBOR + 2.950% 3.046% 3/15/38 (d)(f)(g)		6,678,000	6,682,195
Market Mortgage Trust Series 2020-525M Class F, 3.0386% 2/12/40 (d)(f)		819,000	773,472
Merit floater:
Series 2020-HILL Class F, 1 month U.S. LIBOR + 4.100% 4.196% 8/15/37 (d)(f)(g)		1,186,337	1,194,493
Series 2021-STOR Class G, 1 month U.S. LIBOR + 2.750% 2.846% 7/15/38 (d)(f)(g)		315,000	315,691
MFT Trust Series 2020-B6 Class C, 3.3922% 8/10/40 (d)(f)		707,000	710,843
MHC Commercial Mortgage Trust floater Series 2021-MHC Class G, 1 month U.S. LIBOR + 3.200% 3.2965% 4/15/38 (d)(f)(g)		4,491,000	4,521,921
MHC Trust floater Series 2021-MHC2 Class F, 1 month U.S. LIBOR + 2.400% 2.496% 5/15/23 (d)(f)(g)		781,000	782,486
MOFT Trust Series 2020-ABC:
Class D, 3.5926% 2/10/42 (d)(f)		475,000	460,665
Class E, 3.5926% 2/10/42 (d)(f)		349,000	321,990
Morgan Stanley BAML Trust:
sequential payer Series 2014-C18 Class 300E, 4.6896% 8/15/31		698,000	669,201
Series 2012-C5 Class E, 4.8177% 8/15/45 (d)(f)		288,000	290,652
Series 2012-C6 Class D, 4.7568% 11/15/45 (d)(f)		1,469,000	1,460,134
Series 2012-C6, Class F, 4.7568% 11/15/45 (c)(d)(f)		693,000	541,136
Series 2013-C12 Class D, 4.9249% 10/15/46 (d)(f)		1,299,000	1,195,306
Series 2013-C13:
Class D, 5.0606% 11/15/46 (d)(f)		1,747,000	1,677,292
Class E, 5.0606% 11/15/46 (d)(f)		785,081	641,246
Series 2013-C7 Class C, 4.2568% 2/15/46 (f)		308,000	307,426
Series 2013-C8 Class D, 4.1562% 12/15/48 (d)(f)		504,000	504,361
Series 2013-C9:
Class C, 4.159% 5/15/46 (f)		920,000	946,277
Class D, 4.247% 5/15/46 (d)(f)		1,700,000	1,560,953
Class E, 4.247% 5/15/46 (d)(f)		722,000	622,653
Series 2014-C17 Class XA, 1.2171% 8/15/47 (f)(p)		65,870,589	1,358,587
Series 2015-C25 Class XA, 1.1987% 10/15/48 (f)(p)		26,974,390	915,352
Series 2016-C30:
Class C, 4.2512% 9/15/49 (f)		266,000	269,807
Class D, 3% 9/15/49 (d)		252,000	193,177
Series 2016-C31 Class C, 4.4324% 11/15/49 (f)		603,000	623,700
Series 2016-C32 Class C, 4.4292% 12/15/49 (f)		415,000	406,826
Series 2017-C33 Class D, 3.356% 5/15/50 (d)		947,000	899,445
Morgan Stanley Capital I Trust:
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (d)		30,766,000	32,289,763
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)(f)		9,245	9,345
Series 2011-C2:
Class D, 5.385% 6/15/44 (d)(f)		1,399,753	1,360,238
Class F, 5.385% 6/15/44 (c)(d)(f)		748,000	503,545
Class XB, 0.4717% 6/15/44 (d)(f)(p)		2,702,641	11,391
Series 2011-C3:
Class C, 5.4601% 7/15/49 (d)(f)		867,000	866,042
Class D, 5.4601% 7/15/49 (d)(f)		2,163,000	2,105,304
Class E, 5.4601% 7/15/49 (c)(d)(f)		1,210,000	992,563
Class F, 5.4601% 7/15/49 (c)(d)(f)		332,000	221,299
Class G, 5.4601% 7/15/49 (d)(f)		1,123,200	509,595
Series 2012-C4 Class D, 5.5411% 3/15/45 (d)(f)		425,000	402,886
Series 2014-150E:
Class C, 4.4382% 9/9/32 (d)(f)		418,000	435,703
Class F, 4.4382% 9/9/32 (d)(f)		734,000	707,127
Series 2015-MS1:
Class C, 4.1656% 5/15/48 (f)		468,000	476,849
Class D, 4.1656% 5/15/48 (d)(f)		1,371,000	1,245,713
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)		543,000	321,183
Series 2016-BNK2:
Class C, 3% 11/15/49 (d)		1,456,000	1,310,134
Class D, 4.0284% 11/15/49 (f)		603,000	621,546
Series 2017-CLS Class F, 1 month U.S. LIBOR + 2.600% 2.696% 11/15/34 (d)(f)(g)		822,000	822,730
Series 2018-H4 Class A4, 4.31% 12/15/51		7,706,000	9,023,685
Series 2018-MP Class E, 4.4185% 7/11/40 (d)(f)		1,318,000	1,234,506
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (d)(f)		4,445,000	4,574,933
Class C, 3.283% 11/10/36 (d)(f)		4,265,000	4,330,661
Series 2020-CNP Class D, 2.5085% 4/5/42 (d)(f)		462,000	407,301
Series 2020-HR8 Class D, 2.5% 7/15/53 (d)		756,000	709,367
Series 2021-L6 Class XA, 1.3563% 6/15/54 (p)		27,087,091	2,378,090
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.0225% 8/15/24 (d)(f)(g)		215,439	208,495
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.346% 8/15/34 (d)(f)(g)		3,569,288	3,572,547
Series 2021-MTL6:
Class E, 1 month U.S. LIBOR + 2.700% 2.8% 9/15/38 (d)(f)(g)		379,000	379,000
Class F, 1 month U.S. LIBOR + 3.550% 3.65% 9/15/38 (d)(f)(g)		516,000	516,000
Class G, 1 month U.S. LIBOR + 4.700% 4.8% 9/15/38 (d)(f)(g)		507,000	508,270
Class H, 1 month U.S. LIBOR + 6.000% 6.1% 9/15/38 (d)(f)(g)		276,000	276,776
MRCD Mortgage Trust Series 2019-PARK:
Class G, 2.7175% 12/15/36 (d)		4,861,000	4,692,240
Class J, 4.25% 12/15/36 (d)		2,552,000	2,478,120
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.246% 10/15/37 (d)(f)(g)		679,000	679,845
floater sequential payer Series 2018-SELF Class F, 1 month U.S. LIBOR + 3.050% 3.146% 10/15/37 (d)(f)(g)		671,000	671,837
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 5.0127% 9/5/47 (d)(f)		311,000	247,012
MTRO Commercial Mortgage Trust floater Series 2019-TECH Class E, 1 month U.S. LIBOR + 2.050% 2.1455% 12/15/33 (d)(f)(g)		742,000	720,139
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.8455% 6/15/35 (d)(f)(g)		132,000	125,592
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.8455% 6/15/35 (d)(f)(g)		128,000	119,295
Series 2018-285M Class F, 3.9167% 11/15/32 (d)(f)		307,000	305,266
Series 2018-TECH Class F, 1 month U.S. LIBOR + 3.000% 3.0955% 11/15/34 (d)(f)(g)		245,000	242,741
Series 2019-10K:
Class E, 4.2724% 5/15/39 (d)(f)		399,000	387,407
Class F, 4.2724% 5/15/39 (d)(f)		1,374,000	1,238,642
Series 2019-1776:
Class E, 3.9017% 10/15/36 (d)		1,050,000	1,053,163
Class F, 4.2988% 10/15/36 (d)		473,000	456,132
Series 2020-2PAC:
Class AMZ2, 3.6167% 1/15/37 (d)(f)		735,000	752,781
Class AMZ3, 3.6167% 1/15/37 (d)(f)		336,000	338,759
NYT Mortgage Trust floater Series 2019-NYT Class F, 1 month U.S. LIBOR + 3.000% 3.096% 12/15/35 (d)(f)(g)		1,385,000	1,357,231
PKHL Commercial Mortgage Trust floater Series 2021-MF:
Class F, 1 month U.S. LIBOR + 3.350% 3.446% 7/15/38 (d)(f)(g)		986,000	987,200
Class NR, 1 month U.S. LIBOR + 6.000% 6.096% 7/15/38 (d)(f)(g)		280,000	280,425
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (d)(f)(g)		8,051,000	8,050,990
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (d)(f)(g)		14,904,845	14,904,827
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)		546,000	558,612
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)		973,014	1,114,419
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (d)(f)(g)		12,805,336	12,773,763
SG Commercial Mortgage Securities Trust:
Series 2019-PREZ Class F, 3.593% 9/15/39 (d)(f)		1,360,000	1,286,751
Series 2020-COVE:
Class F, 3.8518% 3/15/37 (d)(f)		1,289,000	1,233,945
Class G, 3.8518% 3/15/37 (d)(f)		356,000	322,123
SLG Office Trust Series 2021-OVA Class G, 2.8506% 7/15/41 (d)		2,945,000	2,715,848
SOHO Trust Series 2021-SOHO Class D, 2.7865% 8/10/38 (d)		1,113,000	1,011,986
TPGI Trust floater Series 2021-DGWD Class G, 1 month U.S. LIBOR + 3.850% 3.95% 6/15/26 (d)(f)(g)		459,000	458,999
UBS Commercial Mortgage Trust:
Series 2012-C1:
Class D, 5.7355% 5/10/45 (d)(f)		989,000	941,402
Class E, 5% 5/10/45 (c)(d)(f)		595,000	284,061
Class F, 5% 5/10/45 (c)(d)(f)		762,700	111,618
Series 2017-C7 Class XA, 1.1739% 12/15/50 (f)(p)		52,154,137	2,509,052
Series 2018-C8 Class C, 4.8577% 2/15/51 (f)		336,000	378,196
UBS-BAMLL Trust:
Series 12-WRM Class D, 4.3793% 6/10/30 (d)(f)		746,000	455,862
Series 2012-WRM:
Class C, 4.3793% 6/10/30 (d)(f)		110,000	95,690
Class E, 4.3793% 6/10/30 (c)(d)(f)		849,000	364,186
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class C, 6.4422% 1/10/45 (d)(f)		315,000	313,921
VASA Trust:
floater Series 2021-VASA Class G, 1 month U.S. LIBOR + 5.000% 5.096% 7/15/39 (d)(f)(g)		315,000	315,835
floater sequential payer Series 2021-VASA Class F, 1 month U.S. LIBOR + 3.900% 3.996% 7/15/39 (d)(f)(g)		1,383,000	1,386,379
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (d)		25,554,000	25,908,316
Series 2020-LAB:
Class B, 2.453% 10/10/42 (d)		1,600,000	1,638,330
Class X, 0.5162% 10/10/42 (d)(f)(p)		35,000,000	1,216,506
VNO Mortgage Trust Series 2012-6AVE Class D, 3.4484% 11/15/30 (d)(f)		828,000	843,516
Wells Fargo Commercial Mortgage Trust:
floater:
Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (d)(f)(g)		17,572,000	17,637,876
Series 2021-SAVE:
Class D, 1 month U.S. LIBOR + 2.500% 2.596% 2/15/40 (d)(f)(g)		352,700	355,344
Class E, 1 month U.S. LIBOR + 3.650% 3.746% 2/15/40 (d)(f)(g)		250,890	253,386
sequential payer Series 2020-C57 Class D, 2.5% 8/15/53 (d)		1,034,000	955,072
Series 2012-LC5:
Class C, 4.693% 10/15/45 (f)		362,000	373,036
Class D, 4.9158% 10/15/45 (d)(f)		2,329,000	2,367,739
Class E, 4.9158% 10/15/45 (d)(f)		869,082	854,517
Class F, 4.9158% 10/15/45 (d)(f)		252,000	212,407
Series 2015-C31 Class XA, 1.1239% 11/15/48 (f)(p)		21,540,550	727,347
Series 2015-NXS4 Class D, 3.8483% 12/15/48 (f)		861,000	866,295
Series 2016-BNK1:
Class C, 3.071% 8/15/49		446,000	431,277
Class D, 3% 8/15/49 (d)		487,000	343,145
Series 2016-C34 Class XA, 2.2894% 6/15/49 (f)(p)		19,221,222	1,287,591
Series 2016-LC25 Class C, 4.5622% 12/15/59 (f)		575,000	615,555
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)		1,337,000	1,128,773
Series 2017-RB1 Class D, 3.401% 3/15/50 (d)		595,000	568,627
Series 2018-C43 Class C, 4.514% 3/15/51		401,000	418,738
Series 2018-C46 Class XA, 1.1018% 8/15/51 (f)(p)		56,569,983	2,460,981
Series 2018-C48 Class A5, 4.302% 1/15/52		6,748,000	7,881,651
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (c)		372,000	27,771
Series 2011-C3:
Class D, 5.5133% 3/15/44 (d)(f)		1,637,292	797,689
Class E, 5% 3/15/44 (d)		733,000	68,462
Class F, 5% 3/15/44 (c)(d)		761,000	15,110
Series 2011-C4:
Class D, 5.0232% 6/15/44 (d)(f)		474,000	451,307
Class E, 5.0232% 6/15/44 (c)(d)(f)		335,432	225,724
Series 2011-C5:
Class C, 5.9613% 11/15/44 (d)(f)		160,000	159,785
Class D, 5.9613% 11/15/44 (d)(f)		1,489,000	1,484,939
Class E, 5.9613% 11/15/44 (d)(f)		1,880,000	1,857,764
Class F, 5.25% 11/15/44 (d)(f)		1,146,000	1,047,367
Class G, 5.25% 11/15/44 (d)(f)		376,000	334,547
Series 2012-C6 Class D, 5.9462% 4/15/45 (d)(f)		702,000	709,752
Series 2012-C7:
Class C, 4.9568% 6/15/45 (f)		1,226,000	905,222
Class E, 4.9568% 6/15/45 (c)(d)(f)		861,000	115,698
Class F, 4.5% 6/15/45 (c)(d)		421,434	21,071
Class G, 4.5% 6/15/45 (c)(d)		1,242,487	124
Series 2012-C8:
Class D, 5.046% 8/15/45 (d)(f)		524,000	522,104
Class E, 5.046% 8/15/45 (d)(f)		367,000	348,905
Series 2013-C11:
Class D, 4.3812% 3/15/45 (d)(f)		801,251	793,490
Class E, 4.3812% 3/15/45 (d)(f)		1,774,872	1,600,626
Series 2013-C13 Class D, 4.2762% 5/15/45 (d)(f)		580,000	572,702
Series 2013-C16 Class D, 5.1692% 9/15/46 (d)(f)		211,000	203,586
Series 2013-UBS1 Class D, 5.2075% 3/15/46 (d)(f)		830,625	880,762
Series 2014-C21 Class XA, 1.1743% 8/15/47 (f)(p)		50,831,757	1,217,187
Series 2014-C24 Class XA, 0.9977% 11/15/47 (f)(p)		18,299,055	421,608
Series 2014-LC14 Class XA, 1.4285% 3/15/47 (f)(p)		29,086,315	719,947
Worldwide Plaza Trust Series 2017-WWP:
Class E, 3.7154% 11/10/36 (d)(f)		348,000	338,574
Class F, 3.7154% 11/10/36 (d)(f)		1,960,000	1,811,327
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.6332% 6/5/35 (d)(f)		528,000	466,597
Class PR2, 3.6332% 6/5/35 (d)(f)		1,378,000	1,107,346
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,212,606,391)			1,211,700,354

Municipal Securities - 0.6%
California Gen. Oblig.:
Series 2009:		$	$
7.3% 10/1/39		17,580,000	28,457,453
7.35% 11/1/39		1,690,000	2,752,710
7.55% 4/1/39		11,940,000	20,531,462
Series 2010, 7.625% 3/1/40		6,440,000	10,995,568
Chicago Gen. Oblig. (Taxable Proj.) Series 2010 C1, 7.781% 1/1/35		8,885,000	12,700,500
Illinois Gen. Oblig.:
Series 2003:
4.95% 6/1/23		7,862,909	8,336,001
5.1% 6/1/33		40,165,000	47,709,529
Series 2010-1, 6.63% 2/1/35		7,610,000	9,612,581
Series 2010-3:
6.725% 4/1/35		11,345,000	14,402,252
7.35% 7/1/35		5,200,000	6,779,790
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)		27,425,000	35,591,504
TOTAL MUNICIPAL SECURITIES
(Cost $169,406,138)			197,869,350

Foreign Government and Government Agency Obligations - 1.8%
Angola Republic:
8.25% 5/9/28 (d)		$730,000	$775,534
9.375% 5/8/48 (d)		225,000	238,191
9.5% 11/12/25 (d)		2,850,000	3,179,175
Arab Republic of Egypt:
3.875% 2/16/26 (d)		1,655,000	1,621,900
6.125% 1/31/22 (d)		2,672,000	2,707,571
7.0529% 1/15/32 (d)		385,000	397,946
7.5% 1/31/27 (d)		6,327,000	7,012,293
7.6003% 3/1/29 (d)		1,440,000	1,575,720
7.903% 2/21/48 (d)		941,000	930,884
8.5% 1/31/47 (d)		1,586,000	1,661,632
8.7002% 3/1/49 (d)		835,000	878,733
Argentine Republic:
0.5% 7/9/30 (h)		18,255,686	7,101,462
1% 7/9/29		1,948,999	790,319
1.125% 7/9/35 (h)		7,123,323	2,475,355
2% 1/9/38 (h)		2,257,281	922,099
Barbados Government 6.5% 10/1/29 (d)		2,325,000	2,339,967
Belarus Republic 6.875% 2/28/23 (d)		1,070,000	1,079,630
Bermuda Government:
2.375% 8/20/30 (d)		185,000	186,480
3.375% 8/20/50 (d)		430,000	448,490
3.717% 1/25/27 (d)		1,720,000	1,879,960
4.75% 2/15/29 (d)		965,000	1,135,262
Brazilian Federative Republic:
2.875% 6/6/25		3,145,000	3,250,358
3.75% 9/12/31		975,000	962,325
3.875% 6/12/30		2,140,000	2,148,426
4.75% 1/14/50		410,000	388,296
7.125% 1/20/37		1,550,000	1,939,244
8.25% 1/20/34		2,809,000	3,848,857
Chilean Republic 3.86% 6/21/47		535,000	605,821
Colombian Republic:
3% 1/30/30		1,335,000	1,306,047
3.125% 4/15/31		1,455,000	1,420,262
3.25% 4/22/32		1,605,000	1,565,678
4.125% 5/15/51		600,000	559,238
5% 6/15/45		2,520,000	2,633,085
6.125% 1/18/41		105,000	122,443
7.375% 9/18/37		380,000	490,984
Costa Rican Republic:
5.625% 4/30/43 (d)		460,000	427,455
6.125% 2/19/31 (d)		600,000	636,675
7% 4/4/44 (d)		140,000	144,664
Democratic Socialist Republic of Sri Lanka:
7.55% 3/28/30 (d)		405,000	257,884
7.85% 3/14/29 (d)		1,115,000	709,279
Dominican Republic:
4.875% 9/23/32 (d)		2,060,000	2,158,880
5.875% 1/30/60 (d)		1,035,000	1,054,924
5.95% 1/25/27 (d)		1,181,000	1,338,959
6% 7/19/28 (d)		1,011,000	1,157,595
6.4% 6/5/49 (d)		425,000	464,658
6.5% 2/15/48 (Reg. S)		635,000	701,993
6.85% 1/27/45 (d)		1,143,000	1,311,092
6.875% 1/29/26 (d)		1,892,000	2,202,170
7.45% 4/30/44 (d)		794,000	973,295
Ecuador Republic:
1% 7/31/35 (d)(h)		1,850,000	1,332,000
5% 7/31/30 (d)(h)		2,730,000	2,439,938
El Salvador Republic:
6.375% 1/18/27 (d)		195,000	168,675
7.1246% 1/20/50 (d)		750,000	612,188
7.625% 2/1/41 (d)		230,000	193,488
7.75% 1/24/23 (d)		1,840,000	1,743,400
Emirate of Abu Dhabi:
1.7% 3/2/31 (d)		1,560,000	1,531,920
3.125% 4/16/30 (d)		21,350,000	23,506,350
3.125% 9/30/49 (d)		2,460,000	2,534,261
3.875% 4/16/50 (d)		18,260,000	21,339,093
Emirate of Dubai 3.9% 9/9/50 (Reg. S)		200,000	190,750
Gabonese Republic:
6.375% 12/12/24 (d)		1,415,000	1,518,295
6.625% 2/6/31 (d)		580,000	588,446
Georgia Republic 2.75% 4/22/26 (d)		1,280,000	1,304,000
German Federal Republic 0% 5/15/35 (Reg. S)	EUR	45,550,000	55,254,132
Ghana Republic:
7.75% 4/7/29 (d)		1,495,000	1,504,344
8.125% 1/18/26 (d)		590,000	610,761
10.75% 10/14/30 (d)		965,000	1,205,828
Guatemalan Republic:
4.9% 6/1/30 (d)		100,000	111,769
5.375% 4/24/32 (d)		910,000	1,049,799
6.125% 6/1/50 (d)		615,000	736,962
Indonesian Republic:
2.625% 6/14/23	EUR	5,863,000	7,244,575
3.85% 10/15/30		45,455,000	51,472,106
4.1% 4/24/28		1,775,000	2,020,505
4.2% 10/15/50		44,910,000	52,047,883
4.35% 1/11/48		1,225,000	1,423,527
5.125% 1/15/45 (d)		2,740,000	3,449,489
5.25% 1/17/42 (d)		660,000	832,136
5.95% 1/8/46 (d)		985,000	1,377,030
6.75% 1/15/44 (d)		690,000	1,034,483
7.75% 1/17/38 (d)		1,728,000	2,647,944
8.5% 10/12/35 (d)		2,680,000	4,301,903
Islamic Republic of Pakistan:
6% 4/8/26 (d)		2,680,000	2,693,695
8.25% 4/15/24 (d)		611,000	655,221
Israeli State 3.375% 1/15/50		1,600,000	1,743,040
Ivory Coast:
6.125% 6/15/33 (d)		1,905,000	2,087,523
6.375% 3/3/28 (d)		2,920,000	3,250,873
Jamaican Government:
6.75% 4/28/28		495,000	579,150
7.875% 7/28/45		430,000	607,321
Jordanian Kingdom:
4.95% 7/7/25 (d)		1,535,000	1,605,994
7.375% 10/10/47 (d)		290,000	311,079
Kingdom of Saudi Arabia:
2.25% 2/2/33 (d)		1,835,000	1,805,181
2.9% 10/22/25 (d)		14,600,000	15,614,700
3.25% 10/22/30 (d)		10,790,000	11,719,289
3.625% 3/4/28 (d)		785,000	868,063
3.75% 1/21/55 (d)		685,000	728,797
4% 4/17/25 (d)		940,000	1,033,295
4.5% 10/26/46 (d)		575,000	676,344
4.5% 4/22/60 (d)		7,675,000	9,319,369
4.625% 10/4/47 (d)		680,000	815,218
Korean Republic 1% 9/16/30		1,585,000	1,521,123
Lebanese Republic:
5.8% 12/31/49 (e)		1,814,000	225,390
6.375% 12/31/49 (e)		1,956,000	243,033
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		1,200,000	1,348,800
4.375% 3/21/29(Reg. S)		1,600,000	1,828,800
5.1% 3/28/35 (d)		2,800,000	3,406,900
5.1% 3/28/35(Reg. S)		2,800,000	3,406,900
5.25% 6/23/47 (d)		1,000,000	1,292,688
5.25% 6/23/47(Reg. S)		1,200,000	1,551,225
5.625% 4/4/42 (d)		1,000,000	1,326,750
Mongolia Government:
3.5% 7/7/27 (d)		330,000	324,638
5.125% 4/7/26 (d)		1,010,000	1,061,874
Moroccan Kingdom:
2.375% 12/15/27 (d)		2,375,000	2,344,125
3% 12/15/32 (d)		315,000	304,763
4% 12/15/50 (d)		335,000	310,713
5.5% 12/11/42 (d)		200,000	227,225
Panamanian Republic:
2.252% 9/29/32		845,000	823,505
3.87% 7/23/60		630,000	650,593
Peoples Republic of China 1.2% 10/21/30 (d)		1,150,000	1,127,058
Peruvian Republic:
2.783% 1/23/31		5,060,000	5,171,636
3.3% 3/11/41		690,000	697,935
3.55% 3/10/51		475,000	493,050
7.35% 7/21/25		470,000	574,076
Province of Santa Fe 7% 3/23/23 (d)		2,084,000	1,951,145
Provincia de Cordoba:
5% 12/10/25 (d)(h)		3,111,474	2,386,695
5% 6/1/27 (d)(h)		1,110,721	748,557
Republic of Armenia 7.15% 3/26/25 (d)		295,000	336,724
Republic of Honduras 5.625% 6/24/30 (d)		485,000	514,343
Republic of Iraq 5.8% 1/15/28 (Reg. S)		776,750	746,068
Republic of Kenya:
6.875% 6/24/24 (d)		1,445,000	1,587,965
7% 5/22/27 (d)		1,495,000	1,642,444
Republic of Nigeria:
6.375% 7/12/23 (d)		440,000	468,408
6.5% 11/28/27 (d)		610,000	642,330
7.143% 2/23/30 (d)		1,285,000	1,348,688
7.625% 11/21/25 (d)		4,915,000	5,494,970
Republic of Paraguay:
2.739% 1/29/33 (d)		595,000	585,443
4.95% 4/28/31 (d)		1,525,000	1,765,950
5.4% 3/30/50 (d)		890,000	1,059,267
Republic of Serbia 2.125% 12/1/30 (d)		1,220,000	1,175,241
Republic of Uzbekistan:
3.7% 11/25/30 (d)		725,000	720,650
3.9% 10/19/31 (d)		1,045,000	1,046,568
4.75% 2/20/24 (d)		580,000	611,900
Romanian Republic:
3% 2/14/31 (d)		1,721,000	1,795,003
4% 2/14/51 (d)		615,000	651,823
4.375% 8/22/23 (d)		550,000	589,119
Rwanda Republic 5.5% 8/9/31 (d)		1,175,000	1,209,736
South African Republic 4.85% 9/30/29		620,000	655,185
State of Qatar:
3.4% 4/16/25 (d)		10,665,000	11,586,856
3.75% 4/16/30 (d)		34,875,000	39,753,141
4% 3/14/29 (d)		1,570,000	1,808,640
4.4% 4/16/50 (d)		30,490,000	37,807,600
4.817% 3/14/49 (d)		1,980,000	2,585,509
5.103% 4/23/48 (d)		1,040,000	1,398,020
9.75% 6/15/30 (d)		722,000	1,151,049
Sultanate of Oman:
4.875% 2/1/25 (d)		485,000	507,371
5.375% 3/8/27 (d)		315,000	332,384
5.625% 1/17/28 (d)		2,210,000	2,337,075
6% 8/1/29 (d)		1,185,000	1,267,432
6.25% 1/25/31 (d)		305,000	331,688
6.75% 1/17/48 (d)		2,004,000	2,046,335
The Third Pakistan International Sukuk Co. Ltd. 5.5% 10/13/21 (d)		925,000	926,619
Turkish Republic:
3.25% 3/23/23		6,540,000	6,575,970
4.25% 3/13/25		2,225,000	2,212,206
4.25% 4/14/26		1,210,000	1,177,330
4.75% 1/26/26		2,025,000	2,017,406
4.875% 10/9/26		1,840,000	1,822,520
4.875% 4/16/43		1,825,000	1,502,545
5.125% 3/25/22		5,010,000	5,106,443
5.125% 6/22/26 (d)		745,000	746,863
5.125% 2/17/28		1,395,000	1,381,748
5.75% 3/22/24		705,000	733,112
5.75% 5/11/47		1,748,000	1,551,132
6% 1/14/41		445,000	412,265
6.25% 9/26/22		3,620,000	3,764,800
6.35% 8/10/24		755,000	798,082
6.375% 10/14/25		1,935,000	2,042,997
Ukraine Government:
1.258% 5/31/40 (d)(f)		565,000	642,440
6.876% 5/21/29 (d)		455,000	480,480
7.253% 3/15/33 (d)		1,570,000	1,663,513
7.375% 9/25/32 (d)		780,000	833,528
7.75% 9/1/21 (d)		8,585,000	8,585,000
7.75% 9/1/22 (d)		2,329,000	2,434,970
7.75% 9/1/23 (d)		2,770,000	2,984,675
7.75% 9/1/24 (d)		3,300,000	3,618,244
7.75% 9/1/26 (d)		575,000	639,256
7.75% 9/1/27 (d)		270,000	300,679
United Kingdom, Great Britain and Northern Ireland:
0.625% 7/31/35 (Reg. S)	GBP	400,000	527,832
0.625% 10/22/50 (Reg. S)	GBP	3,200,000	3,916,210
1.25% 10/22/41 (Reg. S) (j)	GBP	2,586,000	3,678,164
1.75% 9/7/37 (Reg. S) (j)	GBP	1,470,991	2,253,774
1.75% 1/22/49(Reg. S) (j)	GBP	1,600,000	2,555,738
3.25% 1/22/44	GBP	240,000	473,083
4.25% 3/7/36 (Reg. S)	GBP	21,672	43,362
4.25% 12/7/46	GBP	90,000	210,589
4.25% 12/7/49 (Reg. S) (j)	GBP	365,717	895,223
United Mexican States:
2.659% 5/24/31		1,235,000	1,221,338
3.25% 4/16/30		1,660,000	1,740,718
3.75% 1/11/28		1,515,000	1,674,359
4.5% 4/22/29		905,000	1,037,809
5.75% 10/12/2110		2,265,000	2,752,400
6.05% 1/11/40		1,810,000	2,308,655
Uruguay Republic 5.1% 6/18/50		1,810,000	2,410,468
Venezuelan Republic:
9.25% 9/15/27 (e)		7,846,000	784,600
11.95% 8/5/31 (Reg. S) (e)		1,641,700	166,222
12.75% 8/23/22 (e)		350,400	35,040
Vietnamese Socialist Republic 5.5% 3/12/28		3,760,350	3,786,907
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $597,297,214)			627,898,758

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $27,365,231)		27,400,000	28,202,171
		Shares	Value

Common Stocks - 0.1%
COMMUNICATION SERVICES - 0.0%
Entertainment - 0.0%
Cineworld Group PLC warrants 11/23/25 (t)		255,224	102,720
Wireless Telecommunication Services - 0.0%
CUI Acquisition Corp. Class E (c)(t)		1	34,600

TOTAL COMMUNICATION SERVICES			137,320

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
CEC Entertainment, Inc. (c)		65,301	1,175,418
Specialty Retail - 0.0%
David's Bridal, Inc. rights (c)(t)		518	0

TOTAL CONSUMER DISCRETIONARY			1,175,418

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
Jonah Energy Parent LLC (c)		74,805	3,455,991
Oil, Gas & Consumable Fuels - 0.1%
California Resources Corp. (t)		371,270	12,708,572
California Resources Corp. warrants 10/27/24 (t)		6,440	48,944
Chesapeake Energy Corp.		125,559	7,007,448
Chesapeake Energy Corp. (b)		619	34,546
Denbury, Inc. (t)		27,140	1,908,756
EP Energy Corp. (c)		6,556	588,401
Mesquite Energy, Inc. (c)(t)		113,725	3,916,693
			26,213,360

TOTAL ENERGY			29,669,351

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		8,987	148,286
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Cenveo Corp. (c)(t)		2,500	72,900
Machinery - 0.0%
TNT Crane & Rigging LLC (c)		75,247	1,690,048
TNT Crane & Rigging LLC warrants 10/31/25 (c)(t)		3,648	12,038
			1,702,086

TOTAL INDUSTRIALS			1,774,986

UTILITIES - 0.0%
Electric Utilities - 0.0%
TexGen Power LLC (c)(t)		88,700	3,358,182
TOTAL COMMON STOCKS
(Cost $19,821,564)			36,263,543

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
RLJ Lodging Trust Series A, 1.95% (t)		20,725	597,709
Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ACNR Holdings, Inc. (c)		5,145	499,065
Mortgage Real Estate Investment Trusts - 0.0%
AGNC Investment Corp. Series E, 6.50% (f)		66,700	1,720,193
Capstead Mortgage Corp. Series E, 7.50%		34,000	866,432
Dynex Capital, Inc. Series C 6.90% (f)		20,200	529,240
MFA Financial, Inc. Series B, 7.50%		24,975	637,612
			3,753,477
TOTAL FINANCIALS			4,252,542
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Cedar Realty Trust, Inc.:
Series B, 7.25%		1,766	45,369
Series C, 6.50%		26,075	675,082
DiamondRock Hospitality Co. 8.25%		12,600	353,430
Digitalbridge Group, Inc.:
Series H, 7.125%		29,400	752,640
Series I, 7.15%		30,500	785,375
iStar Financial, Inc. Series G, 7.65%		36,700	935,850
National Storage Affiliates Trust Series A, 6.00%		12,600	340,074
PS Business Parks, Inc. Series W, 5.20%		14,075	358,209
Public Storage Series F, 5.15%		39,800	1,048,332
Rexford Industrial Realty, Inc. Series B, 5.875%		30,100	796,145
Spirit Realty Capital, Inc. Series A, 6.00%		18,100	481,822
UMH Properties, Inc. Series C, 6.75%		14,184	372,897
			6,945,225

TOTAL NONCONVERTIBLE PREFERRED STOCKS			11,197,767

TOTAL PREFERRED STOCKS
(Cost $10,869,107)			11,795,476
		Principal Amount(a)	Value

Bank Loan Obligations - 5.9%
COMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.2%
Altice France SA:
Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 7/31/25 (f)(g)(u)		8,840,895	8,686,180
Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.680% 3.8136% 1/31/26 (f)(g)(u)		4,728,440	4,682,338
Tranche B 13LN, term loan 3 month U.S. LIBOR + 4.000% 4.1248% 8/14/26 (f)(g)(u)		2,477,930	2,468,638
Cablevision Lightpath LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 11/30/27 (f)(g)(u)		1,264,468	1,261,940
Connect Finco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/12/26 (f)(g)(u)		4,216,625	4,212,240
Consolidated Communications, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/2/27 (f)(g)(u)		1,592,230	1,591,944
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 5/1/28 (f)(g)(u)		8,563,538	8,547,524
Iridium Satellite LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 11/4/26 (f)(g)(u)		2,222,550	2,217,683
Level 3 Financing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 3/1/27 (f)(g)(u)		3,456,727	3,404,876
Lumen Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 3/15/27 (f)(g)(u)		1,681,109	1,659,390
Northwest Fiber LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8466% 4/30/27 (f)(g)(u)		8,542,685	8,525,600
Securus Technologies Holdings Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 5.5% 11/1/24 (f)(g)(u)		5,445,244	5,147,444
3 month U.S. LIBOR + 8.250% 9.25% 11/1/25 (f)(g)(u)		3,586,000	3,222,918
Windstream Services LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 9/21/27 (f)(g)(u)		3,118,434	3,129,161
Zayo Group Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 3/9/27 (f)(g)(u)		11,874,224	11,712,972
			70,470,848
Entertainment - 0.1%
Allen Media LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6473% 2/10/27 (f)(g)(u)		9,340,517	9,228,431
AP Core Holdings II LLC:
Tranche B1 1LN, term loan 1 month U.S. LIBOR + 5.500% 7/21/27 (g)(u)(v)		1,440,000	1,426,205
Tranche B2 1LN, term loan 1 month U.S. LIBOR + 5.500% 7/21/27 (g)(u)(v)		1,440,000	1,425,600
Crown Finance U.S., Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 8.250% 9.25% 5/23/24 (f)(g)(u)		547,085	583,329
3 month U.S. LIBOR + 2.500% 3.5% 2/28/25 (f)(g)(u)		5,285,124	4,112,197
3 month U.S. LIBOR + 2.750% 3.75% 9/30/26 (f)(g)(u)		738,731	566,053
15.25% 5/23/24 (u)		836,466	1,027,758
Playtika Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 3/11/28 (f)(g)(u)		4,468,800	4,450,031
SMG U.S. Midco 2, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6158% 1/23/25 (f)(g)(u)		1,475,450	1,385,079
			24,204,683
Interactive Media & Services - 0.0%
Adevinta ASA Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 6/26/28 (f)(g)(u)		2,175,000	2,171,194
Media - 0.3%
Advantage Sales & Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6% 10/28/27 (f)(g)(u)		5,467,525	5,496,558
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9004% 1/31/26 (f)(g)(u)		2,441,250	2,392,938
Cengage Learning, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.75% 7/14/26 (f)(g)(u)		4,725,000	4,735,490
Charter Communication Operating LLC Tranche B2 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 2/1/27 (f)(g)(u)		16,541,830	16,364,667
Coral-U.S. Co.-Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 1/31/28 (f)(g)(u)		7,255,000	7,177,952
CSC Holdings LLC:
Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.500% 2.5951% 4/15/27 (f)(g)(u)		4,309,375	4,251,672
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3451% 1/15/26 (f)(g)(u)		3,448,111	3,390,838
Diamond Sports Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 8/24/26 (f)(g)(u)		12,858,306	7,998,895
DIRECTV Financing LLC 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 8/2/27 (f)(g)(u)		6,190,000	6,186,472
Entercom Media Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 11/17/24 (f)(g)(u)		1,620,722	1,596,071
Lamar Media Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.500% 1.5965% 1/30/27 (f)(g)(u)		1,250,000	1,234,375
LCPR Loan Financing LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8455% 9/25/28 (f)(g)(u)		1,810,000	1,808,878
Neptune Finco Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.3451% 7/17/25 (f)(g)(u)		5,278,277	5,197,203
Nexstar Broadcasting, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.5958% 9/19/26 (f)(g)(u)		6,570,600	6,534,659
Proquest LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 10/17/26 (f)(g)(u)		1,968,866	1,965,007
Recorded Books, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0958% 8/29/25 (f)(g)(u)		1,922,846	1,918,847
Scripps (E.W.) Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 1/7/28 (f)(g)(u)		2,505,475	2,500,940
Sinclair Television Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.59% 9/30/26 (f)(g)(u)		2,166,413	2,119,835
Springer Nature Deutschland GmbH Tranche B18 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/14/26 (f)(g)(u)		2,786,832	2,781,370
Univision Communications, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 5/6/28 (g)(u)(v)		5,340,000	5,317,732
1 month U.S. LIBOR + 3.250% 4% 3/24/26 (f)(g)(u)		3,768,136	3,755,776
Virgin Media Bristol LLC Tranche N, term loan 3 month U.S. LIBOR + 2.500% 2.5955% 1/31/28 (f)(g)(u)		3,500,000	3,460,625
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4.25% 8/19/23 (f)(g)(u)		15,625,347	15,591,909
			113,778,709
Wireless Telecommunication Services - 0.1%
Crown Subsea Communications Holding, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 5.75% 4/20/27 (f)(g)(u)		1,520,856	1,529,099
Intelsat Jackson Holdings SA:
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 8% 11/27/23 (f)(g)(u)		19,395,000	19,673,900
Tranche B-4, term loan 3 month U.S. LIBOR + 5.500% 8.75% 1/2/24 (f)(g)(u)		2,890,000	2,937,858
Tranche B-5, term loan 8.625% 1/2/24 (u)		3,017,000	3,064,608
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 7/13/22 (f)(g)(u)		11,141,892	11,187,128
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/11/25 (f)(g)(u)		2,225,673	2,203,149
Telesat LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.86% 11/22/26 (f)(g)(u)		1,312,928	1,211,071
			41,806,813

TOTAL COMMUNICATION SERVICES			252,432,247

CONSUMER DISCRETIONARY - 1.3%
Auto Components - 0.1%
American Trailer World Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/5/28 (f)(g)(u)		2,930,000	2,895,455
Clarios Global LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 4/30/26 (f)(g)(u)		3,497,634	3,456,816
Les Schwab Tire Centers Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 11/2/27 (f)(g)(u)		3,666,575	3,661,992
Midas Intermediate Holdco II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 12/16/25 (f)(g)(u)		1,631,800	1,579,028
Truck Hero, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4% 1/29/28 (f)(g)(u)		2,972,550	2,958,430
			14,551,721
Automobiles - 0.0%
Bombardier Recreational Products, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.086% 5/23/27 (f)(g)(u)		1,308,359	1,293,967
CWGS Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3.25% 6/3/28 (f)(g)(u)		7,022,709	6,955,431
Thor Industries, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.125% 2/1/26 (f)(g)(u)		757,056	756,110
			9,005,508
Distributors - 0.0%
BCPE Empire Holdings, Inc.:
1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 6/11/26 (f)(g)(u)		658,824	652,235
3 month U.S. LIBOR + 4.000% 4.0846% 6/11/26 (f)(g)(u)		2,567,109	2,542,516
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 6/11/26 (g)(u)(w)		341,176	337,765
Gloves Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 1/6/28 (f)(g)(u)		1,256,850	1,252,929
			4,785,445
Diversified Consumer Services - 0.2%
Adtalem Global Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 2/12/28 (f)(g)(u)		4,745,000	4,748,559
Creative Artists Agency LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/26/26 (f)(g)(u)		1,354,375	1,344,786
GEMS MENASA Cayman Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 7/30/26 (f)(g)(u)		5,878,878	5,878,878
KUEHG Corp.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 9.25% 8/22/25 (f)(g)(u)		637,000	627,445
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 2/21/25 (f)(g)(u)		4,801,073	4,718,254
Learning Care Group (U.S.) No 2, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 4.25% 3/13/25 (f)(g)(u)		1,619,710	1,581,825
3 month U.S. LIBOR + 8.500% 9.5% 3/13/25 (f)(g)(u)		1,950,300	1,950,300
Ring Container Technologies Group LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/12/28 (g)(u)(v)		2,175,000	2,169,563
Signal Parent, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 4/1/28 (f)(g)(u)		4,010,000	3,931,484
Sotheby's Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.500% 5% 1/15/27 (f)(g)(u)		2,943,489	2,949,611
Spin Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/4/28 (f)(g)(u)		12,598,425	12,604,724
SSH Group Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3973% 7/30/25 (f)(g)(u)		1,087,596	1,042,276
TKC Holdings, Inc. 1LN, term loan 1 month U.S. LIBOR + 5.500% 6.5% 5/3/28 (f)(g)(u)		2,240,000	2,224,141
WW International, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/13/28 (f)(g)(u)		3,300,000	3,283,500
			49,055,346
Hotels, Restaurants & Leisure - 0.7%
Aimbridge Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 10/1/27 (f)(g)(u)		1,022,288	1,010,787
Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 2/1/26 (f)(g)(u)		1,910,299	1,849,800
Alterra Mountain Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (f)(g)(u)		4,867,682	4,840,326
Aramark Services, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 3/11/25 (f)(g)(u)		3,416,809	3,348,473
Tranche B-4 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 1/15/27 (f)(g)(u)		2,424,313	2,372,796
Aristocrat International Pty Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/24 (f)(g)(u)		866,250	866,683
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8843% 10/19/24 (f)(g)(u)		4,149,689	4,110,806
Bally's Corp. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.250% 8/6/28 (g)(u)(v)		6,475,000	6,459,978
3 month U.S. LIBOR + 8.000% 9% 5/10/26 (f)(g)(u)		2,252,250	2,353,601
Boyd Gaming Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.332% 9/15/23 (f)(g)(u)		2,438,793	2,431,989
Burger King Worldwide, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 11/19/26 (f)(g)(u)		2,955,000	2,902,046
Caesars Resort Collection LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 12/22/24 (f)(g)(u)		20,915,763	20,727,940
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.5846% 7/20/25 (f)(g)(u)		11,597,363	11,613,019
Carnival Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 3.75% 6/30/25 (f)(g)(u)		4,400,525	4,370,822
CCM Merger, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/4/25 (f)(g)(u)		1,516,564	1,514,031
City Football Group Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/21/28 (f)(g)(u)		12,140,000	12,064,125
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 4/18/24 (f)(g)(u)		3,376,804	3,368,092
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 3.5% 2/1/24 (f)(g)(u)		10,275,709	10,232,037
Equinox Holdings, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 8% 9/8/24 (f)(g)(u)		794,000	692,106
Tranche B-1, term loan 3 month U.S. LIBOR + 3.000% 4% 3/8/24 (f)(g)(u)		3,572,814	3,266,159
Four Seasons Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 11/30/23 (f)(g)(u)		4,855,962	4,818,765
Golden Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.75% 10/20/24 (f)(g)(u)		18,753,503	18,589,410
Golden Nugget LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 10/4/23 (f)(g)(u)		28,908,414	28,702,586
GVC Holdings Gibraltar Ltd. Tranche B4 1LN, term loan 1 month U.S. LIBOR + 2.500% 3/16/27 (g)(u)(v)		1,900,000	1,894,452
Herschend Entertainment Co. LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 8/18/28 (g)(u)(v)		1,375,000	1,370,710
Hilton Grand Vacations Borrower LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 5/20/28 (f)(g)(u)		7,445,000	7,428,249
Hilton Worldwide Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8344% 6/21/26 (f)(g)(u)		2,928,862	2,895,619
J&J Ventures Gaming LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/26/28 (f)(g)(u)		1,815,000	1,819,538
Life Time, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 12/15/24 (f)(g)(u)		5,407,825	5,377,054
MajorDrive Holdings IV LLC 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 5/12/28 (f)(g)(u)		3,660,000	3,657,731
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 8/31/25 (f)(g)(u)		1,807,416	1,766,749
Motel 6 Operating LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8/19/26 (g)(u)(v)		245,000	243,775
Oravel Stays Singapore Pte Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 8.250% 9% 6/23/26 (f)(g)(u)		1,825,000	1,893,438
PCI Gaming Authority 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 5/29/26 (f)(g)(u)		2,428,171	2,408,649
Penn National Gaming, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 10/15/25 (f)(g)(u)		1,517,029	1,510,627
PFC Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 6.3346% 3/1/26 (f)(g)(u)		2,968,162	2,919,307
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (f)(g)(u)		291,684	280,055
PlayPower, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 5.6473% 5/10/26 (f)(g)(u)		681,418	673,541
Raptor Acquisition Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 11/1/26 (g)(u)(v)		2,815,000	2,819,223
Ryman Hospitality Properties, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 2.09% 5/11/24 (f)(g)(u)		567,148	559,066
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 8/14/24 (f)(g)(u)		4,437,666	4,395,286
SeaWorld Parks & Entertainment, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 8/13/28 (c)(g)(u)(v)		2,150,000	2,130,113
Stars Group Holdings BV Tranche B, term loan 3 month U.S. LIBOR + 3.500% 2.3682% 7/10/25 (f)(g)(u)		6,512,945	6,474,584
Station Casinos LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.5% 2/7/27 (f)(g)(u)		7,329,254	7,216,530
Travelport Finance Luxembourg SARL 1LN, term loan:
3 month U.S. LIBOR + 6.250% 6.8973% 5/29/26 (f)(g)(u)		3,745,042	3,129,470
3 month U.S. LIBOR + 8.000% 9% 2/28/25 (f)(g)(u)		3,272,054	3,333,405
United PF Holdings LLC:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1473% 12/30/26 (f)(g)(u)		2,631,890	2,518,403
2LN, term loan 3 month U.S. LIBOR + 8.500% 8.6473% 12/30/27 (c)(f)(g)(u)		500,000	460,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 12/30/26 (c)(f)(g)(u)		769,188	769,188
Whatabrands LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 7/21/28 (f)(g)(u)		6,570,000	6,547,399
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 5/30/25 (f)(g)(u)		2,002,951	1,980,418
			230,978,956
Household Durables - 0.0%
Hunter Fan Co. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.8754% 5/7/28 (f)(g)(u)		2,900,000	2,903,625
Mattress Firm, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 11/25/27 (f)(g)(u)		1,828,750	1,856,181
Osmosis Debt Merger Sub, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 7/30/28 (f)(g)(u)		1,906,667	1,905,637
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.000% 7/30/28 (g)(u)(v)		238,333	238,205
TGP Holdings III LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 6/29/28 (f)(g)(u)		1,344,129	1,343,013
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 3.500% 6/29/28 (g)(u)(w)		177,232	177,085
Weber-Stephen Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4.0438% 10/30/27 (f)(g)(u)		2,215,179	2,214,713
			10,638,459
Internet & Direct Marketing Retail - 0.2%
Bass Pro Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 3/5/28 (f)(g)(u)		47,192,850	47,350,002
Buzz Finco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 1/29/27 (f)(g)(u)		828,616	824,473
Buzz Merger Sub Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 1/29/27 (f)(g)(u)		627,063	623,927
CNT Holdings I Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/8/27 (f)(g)(u)		3,655,838	3,651,780
Harbor Freight Tools U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 10/19/27 (f)(g)(u)		8,436,250	8,401,746
Red Ventures LLC Tranche B 1LN, term loan:
3 month U.S. LIBOR + 2.500% 2.5846% 11/8/24 (f)(g)(u)		5,275,532	5,211,804
3 month U.S. LIBOR + 3.500% 4.25% 11/8/24 (f)(g)(u)		1,422,850	1,419,293
Terrier Media Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 12/17/26 (f)(g)(u)		14,184,820	14,093,895
			81,576,920
Leisure Products - 0.0%
Callaway Golf Co. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 4.5889% 1/4/26 (f)(g)(u)		1,262,700	1,265,857
Hayward Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 5/28/28 (f)(g)(u)		2,625,000	2,611,324
Rising Tide Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 6/1/28 (f)(g)(u)		2,500,000	2,501,575
SP PF Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 4.5846% 12/21/25 (f)(g)(u)		2,506,394	2,463,309
SRAM LLC. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/12/28 (f)(g)(u)		3,872,727	3,851,737
			12,693,802
Multiline Retail - 0.0%
Franchise Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/10/26 (f)(g)(u)		4,154,692	4,167,696
Specialty Retail - 0.1%
Academy Ltd. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 4.5% 11/6/27 (f)(g)(u)		3,022,425	3,021,488
Adient U.S. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 4/8/28 (f)(g)(u)		1,275,000	1,271,545
Ambience Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 7/24/28 (f)(g)(u)		1,800,000	1,794,744
Empire Today LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.75% 4/1/28 (f)(g)(u)		1,500,000	1,500,000
Gannett Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 2/9/26 (f)(g)(u)		1,304,757	1,312,912
Jo-Ann Stores LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/7/28 (f)(g)(u)		1,725,000	1,715,513
LBM Acquisition LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/18/27 (f)(g)(u)		3,238,363	3,188,977
Michaels Companies, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 5% 4/15/28 (f)(g)(u)		4,600,000	4,600,000
Murphy U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.25% 1/29/28 (f)(g)(u)		2,887,763	2,891,372
Petco Health & Wellness Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 3/4/28 (f)(g)(u)		2,134,650	2,129,313
Rent-A-Center, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/17/28 (f)(g)(u)		2,688,263	2,697,510
Sports Authority, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.000% 0% 11/16/17 (c)(e)(g)(u)		1,725,586	0
Sweetwater Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 8/5/28 (f)(g)(u)		1,795,000	1,781,538
Tory Burch LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 4/14/28 (f)(g)(u)		2,785,000	2,775,141
Victoria's Secret & Co. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/30/28 (f)(g)(u)		1,920,000	1,910,400
Woof Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 12/21/27 (f)(g)(u)		2,144,625	2,144,625
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 8% 12/21/28 (f)(g)(u)		560,000	564,200
			35,299,278
Textiles, Apparel & Luxury Goods - 0.0%
Canada Goose, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/7/27 (f)(g)(u)		1,482,559	1,483,182
Samsonite IP Holdings SARL Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 4/25/25 (f)(g)(u)		2,327,413	2,309,957
			3,793,139

TOTAL CONSUMER DISCRETIONARY			456,546,270

CONSUMER STAPLES - 0.2%
Beverages - 0.0%
Arterra Wines Canada, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/25/27 (f)(g)(u)		1,089,525	1,087,825
Triton Water Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/31/28 (f)(g)(u)		5,545,000	5,504,022
			6,591,847
Food & Staples Retailing - 0.1%
8th Avenue Food & Provisions, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 7.8389% 10/1/26 (f)(g)(u)		172,000	169,850
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8389% 10/1/25 (f)(g)(u)		493,350	479,576
BJ's Wholesale Club, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0966% 2/3/24 (f)(g)(u)		3,128,030	3,124,432
Froneri U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 1/29/27 (f)(g)(u)		3,416,703	3,362,139
GOBP Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8785% 10/22/25 (f)(g)(u)		1,492,736	1,485,735
JP Intermediate B LLC Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/20/25 (f)(g)(u)		4,721,263	4,656,346
PetIQ, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.75% 4/7/28 (f)(g)(u)		2,000,000	1,980,000
Shearer's Foods, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/23/27 (f)(g)(u)		3,944,396	3,935,166
U.S. Foods, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 9/13/26 (f)(g)(u)		2,947,500	2,886,104
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 6/27/23 (f)(g)(u)		1,561,255	1,542,301
			23,621,649
Food Products - 0.1%
Atkins Nutritional Holdings II, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/7/24 (f)(g)(u)		1,326,879	1,329,639
BellRing Brands LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/21/24 (f)(g)(u)		2,922,037	2,929,810
Chobani LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/23/27 (f)(g)(u)		4,376,925	4,379,682
JBS U.S.A. Lux SA Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 5/1/26 (f)(g)(u)		7,174,116	7,124,830
			15,763,961
Household Products - 0.0%
Energizer Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 12/16/27 (f)(g)(u)		2,353,175	2,333,173
Kronos Acquisition Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 12/22/26 (f)(g)(u)		4,241,692	4,133,020
Resideo Funding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.75% 2/12/28 (f)(g)(u)		1,790,513	1,772,607
			8,238,800
Personal Products - 0.0%
Conair Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/17/28 (f)(g)(u)		3,840,000	3,834,394
Knowlton Development Corp., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 12/21/25 (f)(g)(u)		1,890,153	1,869,362
Rodan & Fields LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0955% 6/15/25 (f)(g)(u)		1,458,032	1,066,798
			6,770,554

TOTAL CONSUMER STAPLES			60,986,811

ENERGY - 0.2%
Energy Equipment & Services - 0.0%
BCP Raptor II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 11/3/25 (f)(g)(u)		2,184,991	2,153,592
Brazos Delaware II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.0879% 5/21/25 (f)(g)(u)		1,074,784	1,044,840
ChampionX Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 6/3/27 (f)(g)(u)		1,942,750	1,967,034
			5,165,466
Oil, Gas & Consumable Fuels - 0.2%
Apro LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 11/14/26 (f)(g)(u)		3,461,596	3,452,942
BCP Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/24/24 (f)(g)(u)		3,202,023	3,170,899
BCP Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 10/31/24 (f)(g)(u)		2,109,143	2,085,415
BW Gas & Convenience Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 3/17/28 (c)(f)(g)(u)		1,800,000	1,791,000
Citgo Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.000% 8% 8/1/23 (f)(g)(u)		1,395,150	1,372,130
Citgo Petroleum Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7.25% 3/28/24 (f)(g)(u)		5,996,423	5,998,282
CQP Holdco LP / BIP-V Chinook Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 6/4/28 (f)(g)(u)		17,875,000	17,732,536
Delek U.S. Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 3/30/25 (f)(g)(u)		2,218,923	2,159,744
DT Midstream, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 6/12/28 (f)(g)(u)		2,455,000	2,451,931
EG America LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.1473% 2/6/25 (f)(g)(u)		7,692,559	7,636,095
EG Finco Ltd. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 4.1473% 2/6/25 (f)(g)(u)		4,064,407	4,034,575
Epic Crude Services LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1208% 3/1/26 (f)(g)(u)		2,970,000	2,248,528
GIP III Stetson I LP Tranche B, term loan 3 month U.S. LIBOR + 4.250% 4.3346% 7/18/25 (f)(g)(u)		5,067,814	4,853,344
Gulf Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 8/25/23 (f)(g)(u)		2,863,240	2,408,185
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (f)(g)(u)		1,902,341	1,889,652
ITT Holdings LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 7/30/28 (f)(g)(u)		1,500,000	1,492,500
Limetree Bay Terminals LLC term loan 3 month U.S. LIBOR + 4.000% 5% 2/15/24 (f)(g)(u)		4,911,542	4,015,186
Lower Cadence Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 5/22/26 (f)(g)(u)		2,128,613	2,124,718
Matador Bidco SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 10/15/26 (f)(g)(u)		1,535,563	1,534,288
Mesquite Energy, Inc.:
1LN, term loan 3 month U.S. LIBOR + 8.000% 0% (c)(e)(g)(u)		2,102,309	0
term loan 3 month U.S. LIBOR + 0.000% 0% (c)(e)(g)(u)		907,000	0
WaterBridge Operating LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 6/21/26 (f)(g)(u)		1,719,375	1,656,429
			74,108,379

TOTAL ENERGY			79,273,845

FINANCIALS - 0.5%
Capital Markets - 0.1%
AssuredPartners, Inc. Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.500% 4% 2/13/27 (f)(g)(u)		1,891,063	1,886,335
3 month U.S. LIBOR + 3.500% 3.5846% 2/13/27 (f)(g)(u)		1,984,775	1,964,689
Blucora, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/22/24 (f)(g)(u)		1,689,811	1,691,923
Citadel Securities LP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 2/27/28 (f)(g)(u)		5,650,838	5,572,121
Deerfield Dakota Holding LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/9/27 (f)(g)(u)		4,756,876	4,759,111
Franklin Square Holdings LP Tranche B, term loan 3 month U.S. LIBOR + 2.250% 2.375% 8/3/25 (f)(g)(u)		1,890,695	1,876,514
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3761% 3/1/25 (f)(g)(u)		3,419,868	3,392,099
Russell Investments U.S. Institutional Holdco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 5/30/25 (f)(g)(u)		2,235,757	2,232,269
Victory Capital Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3948% 7/1/26 (f)(g)(u)		1,152,873	1,140,145
			24,515,206
Diversified Financial Services - 0.1%
ACNR Holdings, Inc. term loan 17% 9/21/27 (c)(f)(u)		1,382,729	1,379,272
Agellan Portfolio 9% 8/7/25 (c)(f)(u)		424,000	428,240
Avolon TLB Borrower 1 (U.S.) LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 1.750% 2.5% 1/15/25 (f)(g)(u)		2,231,939	2,218,212
Finco I LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 6/27/25 (f)(g)(u)		1,901,350	1,886,748
Focus Financial Partners LLC Tranche B3 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 7/3/24 (f)(g)(u)		4,389,671	4,342,130
GT Polaris, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 9/24/27 (f)(g)(u)		3,213,870	3,213,067
HCRX Investments Holdco LP Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 7/15/28 (g)(u)(v)		3,140,000	3,124,300
Hightower Holding LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/21/28 (f)(g)(u)		1,600,000	1,599,600
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 4/21/28 (g)(u)(w)		400,000	399,900
IG Investments Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 5/23/25 (f)(g)(u)		1,496,258	1,496,079
Kingpin Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 7/3/24 (f)(g)(u)		1,227,600	1,208,424
KREF Holdings X LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 9/1/27 (f)(g)(u)		2,208,900	2,203,378
Recess Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/29/24 (f)(g)(u)		762,669	759,047
RPI Intermediate Finance Trust Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/11/27 (f)(g)(u)		4,311,326	4,290,848
TransUnion LLC Tranche B5 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 11/16/26 (f)(g)(u)		2,932,230	2,901,529
UFC Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/29/26 (f)(g)(u)		2,011,700	1,998,040
Veritas Multifamily Portfolio 1 month U.S. LIBOR + 8.500% 8.75% 11/15/22 (c)(f)(g)(u)		5,514,000	5,527,785
			38,976,599
Insurance - 0.3%
Acrisure LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.607% 2/13/27 (f)(g)(u)		10,495,274	10,331,338
Alliant Holdings Intermediate LLC:
Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/10/25 (f)(g)(u)		3,338,120	3,300,566
Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/9/25 (f)(g)(u)		980,000	968,426
Tranche B3 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.25% 11/5/27 (f)(g)(u)		8,820,197	8,819,139
AmeriLife Holdings LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 4.000% 4.0958% 3/18/27 (f)(g)(u)		5,049,552	5,024,304
3 month U.S. LIBOR + 4.000% 4.75% 3/18/27 (c)(f)(g)(u)		734,450	730,778
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.500% 9.5% 3/18/28 (c)(f)(g)(u)		545,000	545,000
AmWINS Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 3% 2/19/28 (f)(g)(u)		5,623,975	5,566,948
Asurion LLC:
Tranche B 6LN, term loan 3 month U.S. LIBOR + 3.000% 3.2096% 11/3/23 (f)(g)(u)		2,432,967	2,406,107
Tranche B 7LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 11/3/24 (f)(g)(u)		4,684,460	4,602,482
Tranche B3 2LN, term loan 3 month U.S. LIBOR + 5.250% 5.3346% 1/31/28 (f)(g)(u)		8,335,000	8,290,324
Tranche B4 2LN, term loan 1 month U.S. LIBOR + 5.250% 5.3346% 1/20/29 (f)(g)(u)		3,760,000	3,738,869
Tranche B8 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 12/23/26 (f)(g)(u)		14,407,374	14,121,532
Tranche B9 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 7/31/27 (f)(g)(u)		3,925,163	3,845,835
Baldwin Risk Partners LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 10/14/27 (f)(g)(u)		730,000	726,810
HUB International Ltd.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 4/25/25 (f)(g)(u)		2,595,607	2,592,155
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8752% 4/25/25 (f)(g)(u)		23,741,372	23,458,375
Ryan Specialty Group LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 9/1/27 (f)(g)(u)		4,332,263	4,321,432
USI, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3973% 12/2/26 (f)(g)(u)		123,126	121,741
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.1473% 5/16/24 (f)(g)(u)		8,295,908	8,219,171
			111,731,332

TOTAL FINANCIALS			175,223,137

HEALTH CARE - 0.6%
Health Care Equipment & Supplies - 0.1%
Avantor Funding, Inc. Tranche B5 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.75% 11/6/27 (f)(g)(u)		2,994,950	2,991,206
Insulet Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 5/4/28 (f)(g)(u)		3,880,000	3,875,150
Maravai Intermediate Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/19/27 (f)(g)(u)		3,864,638	3,871,903
Ortho-Clinical Diagnostics, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0905% 6/30/25 (f)(g)(u)		3,712,441	3,707,021
Packaging Coordinators Midco, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 11/30/27 (f)(g)(u)		2,264,325	2,260,929
Pathway Vet Alliance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 3/31/27 (f)(g)(u)		3,623,371	3,599,022
			20,305,231
Health Care Providers & Services - 0.3%
AHP Health Partners, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/23/28 (g)(u)(v)		1,500,000	1,501,875
Aveanna Healthcare LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 7/17/28 (f)(g)(u)		1,322,453	1,319,385
Tranche B-DD 1LN, term loan 1 month U.S. LIBOR + 3.750% 7/17/28 (g)(u)(v)		307,547	306,834
Da Vinci Purchaser Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 5% 12/13/26 (f)(g)(u)		6,402,707	6,413,400
DaVita HealthCare Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 8/12/26 (f)(g)(u)		842,081	836,734
Gainwell Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 10/1/27 (f)(g)(u)		24,996,869	25,059,361
HAH Group Holding Co. LLC:
1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (f)(g)(u)		1,293,138	1,293,953
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 10/29/27 (f)(g)(u)		163,621	163,724
Horizon Pharma U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 3/15/28 (f)(g)(u)		2,713,200	2,699,634
Icon Luxembourg Sarl Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (f)(g)(u)		11,287,670	11,275,931
Indigo Merger Sub, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 3% 7/1/28 (f)(g)(u)		2,812,330	2,809,405
MED ParentCo LP:
1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3346% 8/31/26 (f)(g)(u)		2,749,893	2,738,288
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3346% 8/30/27 (f)(g)(u)		810,000	805,950
Milk Specialties Co. 1LN, term loan 1 month U.S. LIBOR + 4.000% 5% 8/15/25 (f)(g)(u)		875,000	871,448
Phoenix Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 8/10/28 (g)(u)(v)		7,090,000	7,086,455
Pluto Acquisition I, Inc. term loan 1 month U.S. LIBOR + 4.000% 4.1207% 6/20/26 (f)(g)(u)		2,900,000	2,890,343
Radiology Partners, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.346% 7/9/25 (f)(g)(u)		3,610,000	3,584,874
RadNet Management, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.7538% 4/23/28 (f)(g)(u)		1,475,000	1,468,849
RegionalCare Hospital Partners Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/16/25 (f)(g)(u)		3,988,823	3,958,468
Surgery Center Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 8/31/26 (f)(g)(u)		2,307,380	2,307,749
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 6/23/24 (f)(g)(u)		4,584,321	4,542,283
U.S. Radiology Specialists, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.25% 12/15/27 (f)(g)(u)		1,845,725	1,852,074
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.125% 6/13/26 (f)(g)(u)		11,460,098	11,453,910
Upstream Newco, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.3458% 11/20/26 (f)(g)(u)		3,594,688	3,581,207
			100,822,134
Health Care Technology - 0.1%
athenahealth, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.3772% 2/11/26 (f)(g)(u)		12,867,455	12,899,624
Emerald TopCo, Inc.:
1LN, term loan 3 month U.S. LIBOR + 2.250% 3.6284% 7/22/26 (f)(g)(u)		2,395,152	2,368,806
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 7/25/26 (f)(g)(u)		1,566,075	1,566,075
Imprivata, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 12/1/27 (f)(g)(u)		3,032,400	3,027,184
PointClickCare Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 12/29/27 (f)(g)(u)		1,511,213	1,509,323
Virgin Pulse, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 4/6/28 (f)(g)(u)		1,785,000	1,780,538
Zelis Payments Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5958% 9/30/26 (f)(g)(u)		2,802,976	2,786,635
			25,938,185
Life Sciences Tools & Services - 0.0%
PPD, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.5% 1/13/28 (f)(g)(u)		5,735,625	5,717,214
Pharmaceuticals - 0.1%
Elanco Animal Health, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8458% 8/1/27 (f)(g)(u)		9,335,367	9,166,957
Jazz Financing Lux SARL Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 5/5/28 (f)(g)(u)		9,960,000	9,960,000
Organon & Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/2/28 (f)(g)(u)		8,575,000	8,600,039
Valeant Pharmaceuticals International, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 11/27/25 (f)(g)(u)		2,175,584	2,161,987
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 6/1/25 (f)(g)(u)		2,749,947	2,739,195
			32,628,178

TOTAL HEALTH CARE			185,410,942

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.1%
Gemini HDPE LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 12/31/27 (f)(g)(u)		2,027,475	2,022,406
Jazz Acquisition, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.33% 6/19/26 (f)(g)(u)		614,063	591,035
TransDigm, Inc.:
Tranche E 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 5/30/25 (f)(g)(u)		4,732,993	4,653,810
Tranche F 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 12/9/25 (f)(g)(u)		13,021,391	12,807,450
Tranche G 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 8/22/24 (f)(g)(u)		2,447,194	2,412,027
WP CPP Holdings LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 4/30/25 (f)(g)(u)		3,212,220	3,080,390
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.750% 8.75% 4/30/26 (f)(g)(u)		319,000	312,620
			25,879,738
Air Freight & Logistics - 0.0%
Dynasty Acquisition Co., Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6473% 4/8/26 (f)(g)(u)		2,198,052	2,137,254
Tranche B2 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.6473% 4/4/26 (f)(g)(u)		1,181,748	1,149,061
Hanjin International Corp. 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.5% 12/23/22 (c)(f)(g)(u)		3,755,000	3,745,613
Transplace Holding, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/5/24 (f)(g)(u)		1,311,523	1,310,434
			8,342,362
Airlines - 0.1%
AAdvantage Loyalty IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/20/28 (f)(g)(u)		6,120,000	6,297,847
Air Canada Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 8/11/28 (f)(g)(u)		2,750,000	2,745,573
Mileage Plus Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 7/2/27 (f)(g)(u)		5,495,000	5,824,700
SkyMiles IP Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 10/20/27 (f)(g)(u)		4,930,000	5,224,863
United Airlines, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/21/28 (f)(g)(u)		9,451,313	9,460,953
WestJet Airlines Ltd. 1LN, term loan 3 month U.S. LIBOR + 2.750% 4% 12/11/26 (f)(g)(u)		2,103,848	2,029,161
			31,583,097
Building Products - 0.0%
Acproducts Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 5/17/28 (f)(g)(u)		3,645,000	3,641,209
APi Group DE, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 10/1/26 (f)(g)(u)		3,087,500	3,055,668
Gypsum Management & Supply, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5846% 6/1/25 (f)(g)(u)		2,088,245	2,073,710
Ingersoll-Rand Services Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/28/27 (f)(g)(u)		2,893,375	2,841,179
			11,611,766
Commercial Services & Supplies - 0.3%
ABG Intermediate Holdings 2 LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.250% 6.25% 9/29/24 (f)(g)(u)		779,113	779,113
ADS Tactical, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.750% 6.75% 3/19/26 (f)(g)(u)		4,038,875	4,038,875
All-Star Bidco AB Tranche B1 1LN, term loan 1 month U.S. LIBOR + 3.500% 7/21/28 (g)(u)(v)		2,255,000	2,241,853
Allied Universal Holdco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/14/28 (f)(g)(u)		3,575,000	3,573,499
APX Group, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/9/28 (f)(g)(u)		2,180,000	2,171,825
AVSC Holding Corp. Tranche B2 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 10/15/26 (f)(g)(u)		2,675,533	2,380,475
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/21/24 (f)(g)(u)		11,649,139	11,485,701
Cimpress U.S.A., Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 4/29/28 (f)(g)(u)		2,435,000	2,430,934
Conservice Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.357% 5/13/27 (f)(g)(u)		2,024,700	2,022,169
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (f)(g)(u)		2,884,541	2,853,302
Division Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 5/21/28 (f)(g)(u)		1,950,000	1,956,494
Ensemble RCM LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8785% 8/1/26 (f)(g)(u)		3,535,135	3,531,352
Erm Emerald U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3973% 7/12/26 (f)(g)(u)		2,297,083	2,277,351
Filtration Group Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/29/25 (f)(g)(u)		620,313	620,313
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 3/29/25 (f)(g)(u)		3,248,070	3,216,011
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 11/3/23 (f)(g)(u)		2,010,008	1,889,408
Herman Miller, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 2.0625% 6/29/28 (f)(g)(u)		2,065,000	2,057,256
KNS Acquisitions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.250% 7% 4/21/27 (f)(g)(u)		1,745,000	1,726,102
Madison IAQ LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/21/28 (f)(g)(u)		5,170,000	5,134,482
Maverick Purchaser Sub LLC:
Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5846% 1/23/27 (f)(g)(u)		3,776,850	3,742,216
3 month U.S. LIBOR + 4.750% 5.5% 2/3/27 (f)(g)(u)		2,493,750	2,501,855
Tranche B 2LN, term loan 1 month U.S. LIBOR + 8.750% 1/31/28 (g)(u)(v)		2,880,000	2,865,600
MHI Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.0846% 9/20/26 (f)(g)(u)		3,050,978	3,058,606
Pilot Travel Centers LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.000% 8/4/28 (g)(u)(v)		6,000,000	5,956,260
Pitney Bowes, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.09% 3/19/28 (f)(g)(u)		981,850	982,832
PowerTeam Services LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.5% 3/6/25 (f)(g)(u)		2,360,000	2,331,987
RLG Holdings LLC:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/8/28 (f)(g)(u)		1,603,939	1,601,437
Tranche DD 1LN, term loan 1 month U.S. LIBOR + 4.250% 7/8/28 (g)(u)(w)		406,061	405,427
Sabert Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/10/26 (f)(g)(u)		3,371,015	3,362,588
Staples, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1258% 4/16/26 (f)(g)(u)		724,706	683,839
Tranche B 2LN, term loan 3 month U.S. LIBOR + 4.500% 4.6258% 9/12/24 (f)(g)(u)		300,960	291,429
SuperMoose Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8973% 8/29/25 (f)(g)(u)		1,490,775	1,384,349
The Brickman Group, Ltd. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.625% 8/15/25 (f)(g)(u)		2,210,834	2,191,489
WTG Holdings III Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.625% 4/1/28 (f)(g)(u)		1,145,000	1,135,336
			88,881,765
Construction & Engineering - 0.1%
JMC Steel Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0884% 1/24/27 (f)(g)(u)		1,941,549	1,913,397
Landry's Finance Acquisition Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 12.000% 13% 10/4/23 (f)(g)(u)		865,000	934,200
Pike Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.09% 1/21/28 (f)(g)(u)		2,397,260	2,385,610
Rockwood Service Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 1/23/27 (f)(g)(u)		4,106,234	4,101,101
SRS Distribution, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.25% 5/20/28 (f)(g)(u)		8,415,000	8,383,444
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 5.500% 6.5% 9/27/24 (f)(g)(u)		1,575,791	1,575,539
USIC Holdings, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4.25% 5/7/28 (f)(g)(u)		2,560,000	2,547,840
Ventia Deco LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 5/21/26 (f)(g)(u)		3,374,583	3,378,802
			25,219,933
Electrical Equipment - 0.0%
Alliance Laundry Systems LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 10/8/27 (f)(g)(u)		2,844,586	2,843,391
Array Technologies, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/14/27 (f)(g)(u)		4,276,299	4,233,536
Vertiv Group Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8458% 3/2/27 (f)(g)(u)		7,075,706	7,027,096
			14,104,023
Machinery - 0.0%
Altra Industrial Motion Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 10/1/25 (f)(g)(u)		1,197,896	1,186,216
Columbus McKinnon Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.750% 3.25% 5/14/28 (c)(f)(g)(u)		1,235,000	1,233,456
CPM Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 8.250% 8.3458% 11/15/26 (f)(g)(u)		223,434	219,413
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5958% 11/15/25 (f)(g)(u)		1,151,109	1,143,051
Doosan Bobcat Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3973% 5/18/24 (f)(g)(u)		2,014,950	1,999,415
Standard Industries, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.500% 8/6/28 (g)(u)(v)		3,485,000	3,473,813
TNT Crane & Rigging LLC:
1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/16/24 (f)(g)(u)		2,399,038	2,495,000
Tranche B 1LN, term loan 3 month U.S. LIBOR + 11.000% 12% 4/16/25 (f)(g)(u)		645,497	619,677
Vertical U.S. Newco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 7/31/27 (f)(g)(u)		1,801,422	1,798,918
			14,168,959
Professional Services - 0.1%
AlixPartners LLP Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 2/4/28 (f)(g)(u)		3,815,438	3,791,057
Cast & Crew Payroll LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 2/7/26 (f)(g)(u)		5,637,810	5,601,390
CoreLogic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 6/2/28 (f)(g)(u)		6,410,000	6,379,937
EAB Global, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 8/16/28 (f)(g)(u)		2,070,000	2,054,910
EmployBridge LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.750% 5.5% 7/19/28 (f)(g)(u)		3,655,000	3,615,014
Nielsen Holdings PLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0958% 3/5/28 (f)(g)(u)		2,184,525	2,179,981
			23,622,289
Road & Rail - 0.1%
Genesee & Wyoming, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1473% 12/30/26 (f)(g)(u)		3,703,125	3,661,465
Uber Technologies, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.500% 3.5846% 4/4/25 (f)(g)(u)		5,073,846	5,060,350
3 month U.S. LIBOR + 3.500% 3.5846% 2/25/27 (f)(g)(u)		6,576,176	6,553,357
XPO Logistics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 1.8808% 2/23/25 (f)(g)(u)		2,000,000	1,983,060
			17,258,232
Trading Companies & Distributors - 0.0%
Beacon Roofing Supply, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 2.250% 2.3346% 4/23/28 (f)(g)(u)		1,935,000	1,920,217
Fly Funding II SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.88% 8/9/25 (f)(g)(u)		1,833,618	1,802,300
			3,722,517
Transportation Infrastructure - 0.0%
AIT Worldwide Logistics Holdings, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 4/6/28 (f)(g)(u)		1,875,000	1,876,181
ASP LS Acquisition Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.25% 4/30/28 (f)(g)(u)		1,470,000	1,467,251
First Student Bidco, Inc.:
Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (f)(g)(u)		3,063,995	3,039,299
Tranche C 1LN, term loan 1 month U.S. LIBOR + 3.000% 3.5% 7/21/28 (f)(g)(u)		1,131,005	1,121,889
Worldwide Express, Inc. 1LN, term loan 1 month U.S. LIBOR + 4.250% 5% 7/22/28 (f)(g)(u)		3,105,000	3,102,081
			10,606,701

TOTAL INDUSTRIALS			275,001,382

INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.1%
Anastasia Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8973% 8/10/25 (f)(g)(u)		5,002,411	4,126,989
CommScope, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 4/4/26 (f)(g)(u)		7,916,780	7,819,800
Radiate Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 9/10/26 (f)(g)(u)		10,343,025	10,314,789
			22,261,578
Electronic Equipment & Components - 0.0%
DG Investment Intermediate Holdings, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 3/31/29 (f)(g)(u)		600,000	598,002
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/31/28 (f)(g)(u)		2,174,589	2,172,262
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.3376% 3/31/28 (f)(g)(u)(w)		455,411	454,924
EPV Merger Sub, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 3/8/25 (f)(g)(u)		2,373,784	2,335,210
EXC Holdings III Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/24 (f)(g)(u)		3,449,550	3,436,614
Go Daddy Operating Co. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 8/10/27 (f)(g)(u)		3,217,500	3,186,322
Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 2/15/24 (f)(g)(u)		3,127,272	3,097,970
TTM Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.5958% 9/28/24 (f)(g)(u)		2,099,221	2,090,047
			17,371,351
IT Services - 0.3%
Acuris Finance U.S., Inc. 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 2/16/28 (f)(g)(u)		4,050,260	4,047,749
AEA International Holdings Luxembourg SARL Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 8/9/28 (c)(g)(u)(v)		1,520,000	1,518,100
Arches Buyer, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 12/4/27 (f)(g)(u)		4,800,875	4,752,866
Camelot Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 10/31/26 (f)(g)(u)		8,457,500	8,457,500
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 10/31/26 (f)(g)(u)		3,885,346	3,863,977
CCC Information Services, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4% 4/27/24 (f)(g)(u)		1,500,920	1,500,290
CMI Marketing, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.5% 3/23/28 (f)(g)(u)		1,750,000	1,754,375
Cologix Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 4/30/28 (f)(g)(u)		2,235,000	2,232,206
Constant Contact, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/10/28 (f)(g)(u)		1,529,176	1,521,531
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 4.000% 2/10/28 (g)(u)(w)		410,824	408,769
GTT Communications, Inc.:
1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 5/31/25 (f)(g)(u)		274,955	277,292
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.9% 5/31/25 (f)(g)(u)		16,821,141	13,213,006
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 5.000% 8.5% 12/31/21 (f)(g)(u)		338,543	341,420
Hunter U.S. Bidco, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.250% 4.75% 8/19/28 (f)(g)(u)		3,340,000	3,340,000
Ion Trading Finance Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.9166% 3/26/28 (f)(g)(u)		7,925,000	7,923,019
Park Place Technologies LLC 1LN, term loan 3 month U.S. LIBOR + 5.000% 6% 11/10/27 (f)(g)(u)		1,815,450	1,814,542
Peraton Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 2/1/28 (f)(g)(u)		16,528,575	16,525,104
Sabre GLBL, Inc.:
Tranche B-1 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (f)(g)(u)		478,015	474,311
Tranche B-2 1LN, term loan 1 month U.S. LIBOR + 3.500% 4% 12/17/27 (f)(g)(u)		761,985	756,079
Tempo Acquisition LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 10/31/26 (f)(g)(u)		8,872,782	8,870,919
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 5/1/24 (f)(g)(u)		434,338	433,795
Verscend Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 8/27/25 (f)(g)(u)		5,422,443	5,410,243
VFH Parent LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0879% 3/1/26 (f)(g)(u)		3,983,816	3,958,917
WEX, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 4/1/28 (f)(g)(u)		1,700,738	1,684,206
			95,080,216
Semiconductors & Semiconductor Equipment - 0.0%
CMC Materials, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.125% 11/15/25 (f)(g)(u)		1,212,658	1,212,149
Software - 0.5%
A&V Holdings Midco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.370% 6.375% 3/10/27 (f)(g)(u)		2,278,106	2,263,868
Applied Systems, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.75% 9/19/24 (f)(g)(u)		1,000,000	998,330
AppLovin Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 8/15/25 (f)(g)(u)		9,147,114	9,112,812
Aptean, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.250% 4.336% 4/23/26 (f)(g)(u)		2,500,910	2,484,754
Ascend Learning LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 7/12/24 (f)(g)(u)		2,520,950	2,523,320
Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/12/24 (f)(g)(u)		3,954,828	3,949,172
Boxer Parent Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 10/2/25 (f)(g)(u)		3,990,774	3,962,919
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.582% 4/30/25 (f)(g)(u)		4,546,580	4,462,468
Cloudera, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.25% 12/22/27 (f)(g)(u)		1,462,650	1,461,056
CommerceHub, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/29/27 (f)(g)(u)		2,044,725	2,045,584
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.75% 12/29/28 (f)(g)(u)		560,000	565,600
Cvent, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 11/29/24 (f)(g)(u)		1,540,707	1,534,452
DCert Buyer, Inc.:
1LN, term loan 3 month U.S. LIBOR + 4.000% 4.0846% 10/16/26 (f)(g)(u)		8,282,924	8,264,536
Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.000% 7.0846% 2/19/29 (f)(g)(u)		1,590,000	1,601,353
Dynatrace LLC 1LN, term loan 3 month U.S. LIBOR + 2.250% 2.3346% 8/23/25 (f)(g)(u)		1,700,467	1,690,451
Epicor Software Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 7/31/27 (f)(g)(u)		3,622,625	3,616,974
Evo Payments International LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.34% 12/22/23 (f)(g)(u)		3,976,065	3,966,125
Finastra U.S.A., Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 8.25% 6/13/25 (f)(g)(u)		2,938,000	2,951,456
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 6/13/24 (f)(g)(u)		10,082,719	9,955,475
Flexera Software LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 3/3/28 (f)(g)(u)		1,623,495	1,622,229
Grab Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 1/29/26 (f)(g)(u)		1,840,388	1,852,663
Greeneden U.S. Holdings II LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 12/1/27 (f)(g)(u)		4,228,750	4,235,812
Helios Software Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.9166% 3/11/28 (f)(g)(u)		1,000,000	995,250
Hyland Software, Inc.:
2LN, term loan 3 month U.S. LIBOR + 6.250% 7% 7/10/25 (f)(g)(u)		194,480	195,939
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 7/1/24 (f)(g)(u)		5,497,200	5,497,805
Liftoff Mobile, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.25% 3/17/28 (f)(g)(u)		1,383,050	1,377,864
MA FinanceCo. LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/5/25 (f)(g)(u)		1,340,625	1,343,977
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 6/21/24 (f)(g)(u)		2,287,540	2,254,669
McAfee LLC Tranche B, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 9/29/24 (f)(g)(u)		6,163,308	6,162,568
MH Sub I LLC:
1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 9/15/24 (f)(g)(u)		2,316,600	2,319,079
Tranche B 2LN, term loan 3 month U.S. LIBOR + 6.250% 6.3379% 2/23/29 (f)(g)(u)		535,000	542,581
Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 9/15/24 (f)(g)(u)		1,225,972	1,218,175
NAVEX TopCo, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.000% 7.09% 9/4/26 (f)(g)(u)		175,000	170,188
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.34% 9/5/25 (f)(g)(u)		1,251,833	1,238,275
Polaris Newco LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.5% 6/2/28 (f)(g)(u)		9,075,000	9,064,110
Project Boost Purchaser LLC 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.5846% 5/30/26 (f)(g)(u)		3,050,987	3,025,572
Proofpoint, Inc. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 6/9/28 (g)(u)(v)		8,810,000	8,753,704
Rackspace Technology Global, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.5% 2/15/28 (f)(g)(u)		9,543,350	9,436,942
RealPage, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 4/22/28 (f)(g)(u)		4,995,000	4,963,182
Renaissance Holding Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 5/31/25 (f)(g)(u)		2,708,077	2,669,162
Sophia LP 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 10/7/27 (f)(g)(u)		5,696,375	5,709,420
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25 (f)(g)(u)		2,808,673	2,764,296
Tranche B 4LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25 (f)(g)(u)		2,163,078	2,128,902
Tranche B 5LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 4/16/25 (f)(g)(u)		7,156,314	7,053,049
STG-Fairway Holdings LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 1/31/27 (f)(g)(u)		1,216,644	1,211,169
UKG, Inc.:
1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 5/4/26 (f)(g)(u)		4,985,117	4,986,164
2LN, term loan 3 month U.S. LIBOR + 6.750% 7.5% 5/3/27 (f)(g)(u)		3,350,000	3,398,173
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 4% 5/4/26 (f)(g)(u)		13,068,604	13,068,604
VS Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.0846% 2/28/27 (f)(g)(u)		4,641,870	4,607,056
Xperi Holding Corp. Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.500% 3.5846% 6/8/28 (f)(g)(u)		1,998,446	1,980,960
			183,258,244
Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 2% 9/19/25 (f)(g)(u)		3,460,397	3,458,805
Seattle Spinco, Inc. Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 6/21/24 (f)(g)(u)		14,954,738	14,739,838
			18,198,643

TOTAL INFORMATION TECHNOLOGY			337,382,181

MATERIALS - 0.4%
Chemicals - 0.2%
American Rock Salt Co. LLC 1LN, term loan 1 month U.S. LIBOR + 4.000% 4.75% 6/4/28 (f)(g)(u)		2,000,000	2,007,500
Aruba Investment Holdings LLC:
2LN, term loan 3 month U.S. LIBOR + 7.750% 8.5% 11/24/28 (f)(g)(u)		555,000	556,388
Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 11/24/27 (f)(g)(u)		2,054,850	2,056,145
ASP Chromaflo Dutch I BV Tranche B-2 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(g)(u)		619,055	617,507
ASP Chromaflo Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 11/18/23 (f)(g)(u)		474,495	473,309
Consolidated Energy Finance SA:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4% 5/7/25 (c)(f)(g)(u)		8,190,000	7,985,250
Tranche B, term loan 3 month U.S. LIBOR + 2.500% 2.6573% 5/7/25 (f)(g)(u)		3,089,900	2,927,680
Element Solutions, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.0846% 1/31/26 (f)(g)(u)		1,248,168	1,245,048
Herens U.S. Holdco Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 7/3/28 (f)(g)(u)		2,140,000	2,140,000
Hexion, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 3.65% 7/1/26 (f)(g)(u)		1,156,400	1,154,469
INEOS U.S. Petrochem LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 1/20/26 (f)(g)(u)		6,920,000	6,897,510
Messer Industries U.S.A., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.6473% 3/1/26 (f)(g)(u)		2,827,045	2,802,309
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 3.375% 10/11/24 (f)(g)(u)		1,993,150	1,983,184
SCIH Salt Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 3/16/27 (f)(g)(u)		3,137,887	3,141,244
Starfruit U.S. Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8379% 10/1/25 (f)(g)(u)		7,901,573	7,805,648
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.84% 4/3/25 (f)(g)(u)		2,062,246	2,014,979
Tronox Finance LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 2.5423% 3/11/28 (f)(g)(u)		2,282,919	2,258,309
W. R. Grace & Co.-Conn.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8973% 4/3/25 (f)(g)(u)		461,170	461,746
Tranche B 2LN, term loan 3 month U.S. LIBOR + 1.750% 1.8973% 4/3/25 (f)(g)(u)		790,438	791,426
			49,319,651
Construction Materials - 0.0%
Hamilton Holdco LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.15% 1/4/27 (f)(g)(u)		1,749,756	1,739,922
VM Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.4166% 3/19/28 (f)(g)(u)		4,444,642	4,420,552
White Capital Buyer LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.5% 10/19/27 (f)(g)(u)		3,721,875	3,722,471
			9,882,945
Containers & Packaging - 0.2%
AOT Packaging Products AcquisitionCo LLC:
1LN, term loan 3 month U.S. LIBOR + 3.250% 3.75% 3/3/28 (f)(g)(u)		3,143,037	3,112,016
Tranche DD 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.325% 3/3/28 (f)(g)(u)(w)		706,963	699,985
Berlin Packaging, LLC Tranche B 1LN, term loan:
1 month U.S. LIBOR + 3.750% 4.25% 3/11/28 (f)(g)(u)		6,460,000	6,413,165
3 month U.S. LIBOR + 3.250% 3.75% 3/11/28 (f)(g)(u)		571,370	564,656
Berry Global, Inc. Tranche Z 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8563% 7/1/26 (f)(g)(u)		3,960,899	3,922,954
BWAY Holding Co. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 3.342% 4/3/24 (f)(g)(u)		611,970	595,526
Canister International Group, Inc. 1LN, term loan 3 month U.S. LIBOR + 4.750% 4.8346% 12/21/26 (f)(g)(u)		3,436,500	3,435,057
Charter NEX U.S., Inc. 1LN, term loan 1 month U.S. LIBOR + 3.750% 4.5% 12/1/27 (f)(g)(u)		3,994,800	3,994,161
Flex Acquisition Co., Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.000% 2.8949% 6/29/25 (f)(g)(u)		7,989,462	7,880,645
3 month U.S. LIBOR + 3.500% 4% 3/2/28 (f)(g)(u)		4,547,534	4,518,294
Graham Packaging Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.75% 8/4/27 (f)(g)(u)		4,602,668	4,580,253
Kloeckner Pentaplast of America, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.25% 2/4/26 (f)(g)(u)		2,049,863	2,046,665
Pixelle Specialty Solutions LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 6.500% 7.5% 10/31/24 (f)(g)(u)		2,246,355	2,241,435
Pregis TopCo Corp. 1LN, term loan:
1 month U.S. LIBOR + 4.000% 4.5% 8/1/26 (f)(g)(u)		1,750,000	1,747,813
3 month U.S. LIBOR + 4.000% 4.0846% 7/31/26 (f)(g)(u)		1,528,235	1,525,683
Printpack Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 7/26/23 (f)(g)(u)		996,917	990,686
Proampac PG Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.5% 11/18/25 (f)(g)(u)		1,187,025	1,186,289
Reynolds Consumer Products LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8346% 1/30/27 (f)(g)(u)		4,006,581	3,977,253
Reynolds Group Holdings, Inc.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 3.3346% 2/5/26 (f)(g)(u)		3,124,300	3,101,649
Tranche B, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 2/5/23 (f)(g)(u)		3,989,798	3,964,223
			60,498,408
Metals & Mining - 0.0%
Atkore International, Inc. Tranche B1LN, term loan 1 month U.S. LIBOR + 2.000% 2.5% 5/26/28 (f)(g)(u)		2,095,000	2,087,144
Tiger Acquisition LLC Tranche B 1LN, term loan 1 month U.S. LIBOR + 3.250% 3.75% 6/1/28 (f)(g)(u)		2,635,000	2,617,425
			4,704,569
Paper & Forest Products - 0.0%
Ahlstrom-Munksjo OYJ 1LN, term loan 3 month U.S. LIBOR + 4.000% 4.75% 2/4/28 (f)(g)(u)		2,324,175	2,321,270
Neenah, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 4/6/28 (f)(g)(u)		1,582,763	1,580,784
			3,902,054

TOTAL MATERIALS			128,307,627

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.0%
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8461% 6/28/23 (f)(g)(u)		835,000	832,913
The GEO Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.75% 3/23/24 (f)(g)(u)		1,339,325	1,247,246
			2,080,159
Real Estate Management & Development - 0.1%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (c)(f)(g)(u)		673,390	675,074
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.8346% 8/21/25 (f)(g)(u)		8,575,448	8,476,830
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(g)(u)		3,293,565	2,442,837
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (f)(g)(u)		185,762	137,780
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (f)(g)(u)		31,238	31,068
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.8379% 12/22/24 (f)(g)(u)		9,592,909	9,534,009
			21,297,598

TOTAL REAL ESTATE			23,377,757

UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield WEC Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 8/1/25 (f)(g)(u)		12,143,481	12,035,282
ExGen Renewables IV, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 3.5% 12/15/27 (f)(g)(u)		1,891,455	1,885,043
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (f)(g)(u)		1,833,857	1,788,395
Green Energy Partners/Stonewall LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (f)(g)(u)		1,865,286	1,676,426
LMBE-MC HoldCo II LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5% 12/3/25 (f)(g)(u)		1,014,736	966,536
PG&E Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 3.5% 6/23/25 (f)(g)(u)		7,082,116	6,775,248
Vistra Operations Co. LLC Tranche B 3LN, term loan 3 month U.S. LIBOR + 1.750% 1.8362% 12/31/25 (f)(g)(u)		5,385,367	5,314,227
			30,441,157
Independent Power and Renewable Electricity Producers - 0.0%
Esdec Solar Group BV Tranche B 1LN, term loan 1 month U.S. LIBOR + 5.000% 8/23/28 (c)(g)(u)(v)		1,795,000	1,768,075
Granite Acquisition, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 3.25% 3/25/28 (f)(g)(u)		2,000,000	1,992,860
Natgasoline LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.625% 11/14/25 (f)(g)(u)		1,759,875	1,755,475
Talen Energy Supply LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 3.8346% 6/28/26 (f)(g)(u)		320,625	276,895
Terra-Gen Finance Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 12/9/21 (f)(g)(u)		508,163	503,239
			6,296,544

TOTAL UTILITIES			36,737,701

TOTAL BANK LOAN OBLIGATIONS
(Cost $2,006,620,293)			2,010,679,900

Bank Notes - 0.1%
Discover Bank 4.682% 8/9/28 (f)		8,844,000	9,403,219
KeyBank NA 6.95% 2/1/28		1,259,000	1,614,860
Regions Bank 6.45% 6/26/37		15,683,000	22,499,867
TOTAL BANK NOTES
(Cost $25,775,506)			33,517,946

Preferred Securities - 0.9%
COMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Europe BV 2.625% (Reg. S) (f)(i)	EUR	$8,800,000	$10,663,820
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen International Finance NV:
2.5%(Reg. S) (f)(i)	EUR	7,014,000	8,465,681
2.7%(Reg. S) (f)(i)	EUR	7,800,000	9,649,138
3.875% (Reg. S) (f)(i)	EUR	19,900,000	26,649,942
4.625% (Reg. S) (f)(i)	EUR	600,000	819,489
			45,584,250
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Cosan Overseas Ltd. 8.25% (i)		4,843,000	4,991,271
Danone SA 1.75% (Reg. S) (f)(i)	EUR	8,000,000	9,710,074
			14,701,345
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Odebrecht Holdco Finance Ltd. 0% 9/10/58 (d)		5,507,881	27,539
Oil, Gas & Consumable Fuels - 0.0%
Gazprom PJSC Via Gaz Finance PLC 4.5985% (d)(f)(i)		1,520,000	1,588,113

TOTAL ENERGY			1,615,652

FINANCIALS - 0.3%
Banks - 0.2%
AIB Group PLC 6.25% (Reg. S) (f)(i)	EUR	3,600,000	4,858,959
Alfa Bond Issuance PLC:
6.95% (Reg. S) (f)(i)		300,000	313,063
8% (Reg. S) (f)(i)		2,056,000	2,101,472
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (f)(i)	EUR	3,400,000	4,370,264
Banco Do Brasil SA 6.25% (d)(f)(i)		1,545,000	1,603,728
Banco Mercantil del Norte SA:
6.75% (d)(f)(i)		935,000	1,014,805
6.875% (d)(f)(i)		2,575,000	2,681,763
7.625% (d)(f)(i)		608,000	693,947
Bank of Nova Scotia:
4.65% (f)(i)		4,078,000	4,198,468
4.9% (f)(i)		1,650,000	1,811,880
Barclays Bank PLC 7.625% 11/21/22		5,362,000	5,898,692
Barclays PLC 7.125% (f)(i)	GBP	645,000	1,019,995
BBVA Bancomer SA Texas Branch:
5.125% 1/18/33 (d)(f)		640,000	668,292
5.35% 11/12/29 (d)(f)		485,000	520,785
BNP Paribas SA 6.625% (Reg. S) (f)(i)		4,470,000	5,017,849
Emirates NBD Bank PJSC 6.125% (Reg. S) (f)(i)		1,451,000	1,592,418
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (f)(i)		300,000	329,177
HSBC Holdings PLC 6.375% (f)(i)		5,550,000	6,274,837
Itau Unibanco Holding SA 6.125% (d)(f)(i)		2,015,000	2,076,018
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.4649% (f)(g)(i)		595,000	599,738
3 month U.S. LIBOR + 3.470% 3.5985% (f)(g)(i)		595,000	598,309
NBK Tier 1 Financing 2 Ltd. 4.5% (d)(f)(i)		1,210,000	1,266,933
NBK Tier 1 Financing Ltd. 3.625% (d)(f)(i)		635,000	634,357
Societe Generale 7.875% (Reg. S) (f)(i)		1,800,000	2,024,797
Stichting AK Rabobank Certificaten 2.1878% (Reg. S) (f)(g)(i)	EUR	2,480,725	4,159,506
Tinkoff Credit Systems 9.25% (Reg. S) (f)(i)		2,392,000	2,558,199
			58,888,251
Capital Markets - 0.0%
Credit Suisse Group AG 7.5% (Reg. S) (f)(i)		15,540,000	17,375,527
UBS Group AG 7% (Reg. S) (f)(i)		940,000	1,113,627
			18,489,154
Diversified Financial Services - 0.0%
CAS Capital No 1 Ltd. 4% (Reg. S) (f)(i)		1,320,000	1,337,745
OEC Finance Ltd. 7.5% pay-in-kind (d)(i)		2,441,166	260,230
			1,597,975
Insurance - 0.1%
Aviva PLC 6.125% (f)(i)	GBP	4,780,000	7,299,048
QBE Insurance Group Ltd.:
5.25% (Reg. S) (f)(i)		7,527,000	8,247,480
5.875% (d)(f)(i)		3,175,000	3,562,447
			19,108,975

TOTAL FINANCIALS			98,084,355

HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Bayer AG 2.375% 11/12/79 (Reg. S) (f)	EUR	21,300,000	25,521,885
INDUSTRIALS - 0.0%
Marine - 0.0%
DP World Salaam 6% (Reg. S) (f)(i)		820,000	901,322
Road & Rail - 0.0%
National Express Group PLC 4.25% (Reg. S) (f)(i)	GBP	1,540,000	2,243,446
Trading Companies & Distributors - 0.0%
AerCap Holdings NV 5.875% 10/10/79 (f)		5,250,000	5,613,781

TOTAL INDUSTRIALS			8,758,549

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Network i2i Ltd.:
3.975% (d)(f)(i)		495,000	503,023
5.65% (d)(f)(i)		695,000	755,653
			1,258,676
MATERIALS - 0.0%
Construction Materials - 0.0%
CEMEX S.A.B. de CV 5.125% (d)(f)(i)		1,580,000	1,668,223
REAL ESTATE - 0.2%
Real Estate Management & Development - 0.2%
Aroundtown SA 3.375% (Reg. S) (f)(i)	EUR	6,200,000	7,890,839
AT Securities BV 5.25% (Reg. S) (f)(i)		13,000,000	13,751,934
CPI Property Group SA 3.75% (Reg. S) (f)(i)	EUR	6,840,000	8,165,529
Deutsche Annington Finance BV 4% (Reg. S) (f)(i)	EUR	4,000,000	4,904,631
Grand City Properties SA 1.5% (Reg. S) (f)(i)	EUR	10,500,000	12,269,830
Heimstaden Bostad AB 3.248% (Reg. S) (f)(i)	EUR	11,640,000	14,508,990
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (f)(i)	EUR	5,240,000	6,306,569
			67,798,322
UTILITIES - 0.1%
Electric Utilities - 0.1%
EDF SA 5.25% (Reg. S) (f)(i)		18,550,000	19,289,228
Enel SpA 2.5% (Reg. S) (f)(i)	EUR	7,585,000	9,515,081
SSE PLC 3.74% (Reg. S) (f)(i)	GBP	3,300,000	4,828,940
			33,633,249
TOTAL PREFERRED SECURITIES
(Cost $304,065,750)			309,288,326
		Shares	Value

Money Market Funds - 8.1%
Fidelity Cash Central Fund 0.06% (x)		2,352,348,946	2,352,819,415
Fidelity Securities Lending Cash Central Fund 0.06% (x)(y)		411,153,115	411,194,230
TOTAL MONEY MARKET FUNDS
(Cost $2,763,957,690)			2,764,013,645

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas SA to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly.	9/15/21	EUR 96,700,000	$50,932
TOTAL PURCHASED SWAPTIONS
(Cost $1,556,299)			50,932
TOTAL INVESTMENT IN SECURITIES - 110.1%
(Cost $36,230,820,407)			37,598,159,484
NET OTHER ASSETS (LIABILITIES) - (10.1)%			(3,446,350,902)
NET ASSETS - 100%			$34,151,808,582

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(17,000,000)	$(17,359,038)
2% 9/1/51	(38,550,000)	(39,364,176)
2% 9/1/51	(38,100,000)	(38,904,672)
2% 9/1/51	(8,750,000)	(8,934,800)
2% 9/1/51	(8,250,000)	(8,424,240)
2.5% 9/1/51	(22,400,000)	(23,228,137)
3% 9/1/51	(32,850,000)	(34,341,081)
3% 9/1/51	(19,750,000)	(20,646,464)
3% 9/1/51	(19,400,000)	(20,280,578)
3% 9/1/51	(6,150,000)	(6,429,152)
3% 9/1/51	(6,950,000)	(7,265,465)
3% 9/1/51	(6,900,000)	(7,213,195)
3% 9/1/51	(40,750,000)	(42,599,667)
3% 9/1/51	(19,700,000)	(20,594,195)
3% 9/1/51	(600,000)	(627,234)

TOTAL GINNIE MAE		(296,212,094)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(1,350,000)	(1,326,988)
1.5% 9/1/51	(800,000)	(786,363)
1.5% 9/1/51	(100,000)	(98,295)
1.5% 9/1/51	(15,050,000)	(14,793,453)
1.5% 9/1/51	(15,700,000)	(15,432,373)
1.5% 9/1/51	(17,050,000)	(16,759,361)
1.5% 9/1/51	(29,850,000)	(29,341,168)
1.5% 9/1/51	(12,350,000)	(12,139,478)
1.5% 9/1/51	(2,350,000)	(2,309,941)
1.5% 9/1/51	(33,950,000)	(33,371,278)
1.5% 9/1/51	(1,350,000)	(1,326,987)
1.5% 9/1/51	(17,300,000)	(17,005,099)
1.5% 9/1/51	(17,300,000)	(17,005,099)
2% 9/1/51	(6,950,000)	(7,048,985)
2% 9/1/51	(23,650,000)	(23,986,833)
2% 9/1/51	(23,650,000)	(23,986,833)
2% 9/1/51	(47,050,000)	(47,720,105)
2% 9/1/51	(5,050,000)	(5,121,924)
2% 9/1/51	(17,700,000)	(17,952,090)
2% 9/1/51	(12,300,000)	(12,475,182)
2% 9/1/51	(6,700,000)	(6,795,424)
2% 9/1/51	(15,400,000)	(15,619,333)
2% 9/1/51	(15,400,000)	(15,619,333)
2% 9/1/51	(47,650,000)	(48,328,650)
2% 9/1/51	(47,350,000)	(48,024,378)
2% 9/1/51	(42,400,000)	(43,003,878)
2% 9/1/51	(5,250,000)	(5,324,773)
2% 9/1/51	(47,650,000)	(48,328,650)
2% 9/1/51	(47,650,000)	(48,328,650)
2% 9/1/51	(47,300,000)	(47,973,666)
2% 9/1/51	(42,450,000)	(43,054,590)
2.5% 9/1/51	(15,300,000)	(15,892,878)
2.5% 9/1/51	(28,100,000)	(29,188,881)
2.5% 9/1/51	(51,550,000)	(53,547,573)
2.5% 9/1/51	(13,200,000)	(13,711,503)
2.5% 9/1/51	(32,550,000)	(33,811,319)
2.5% 9/1/51	(3,200,000)	(3,324,001)
2.5% 9/1/51	(3,900,000)	(4,051,126)
2.5% 9/1/51	(44,500,000)	(46,224,384)
3% 9/1/51	(17,600,000)	(18,409,875)
3% 9/1/51	(32,850,000)	(34,361,612)
3% 9/1/51	(19,750,000)	(20,658,808)
3% 9/1/51	(19,400,000)	(20,292,703)
3% 9/1/51	(17,700,000)	(18,514,476)
3% 9/1/51	(24,400,000)	(25,522,781)
3% 9/1/51	(12,500,000)	(13,075,195)
3% 9/1/51	(9,250,000)	(9,675,644)
3% 9/1/51	(35,650,000)	(37,290,456)
3% 9/1/51	(9,700,000)	(10,146,351)
3% 9/1/51	(9,850,000)	(10,303,254)
3% 9/1/51	(13,200,000)	(13,807,406)
3% 9/1/51	(250,000)	(261,504)
3% 9/1/51	(19,500,000)	(20,397,304)
3% 9/1/51	(6,300,000)	(6,589,898)
3% 9/1/51	(11,300,000)	(11,819,976)
3% 10/1/51	(8,300,000)	(8,677,391)
3% 10/1/51	(9,300,000)	(9,722,860)
3% 10/1/51	(8,300,000)	(8,677,391)
3% 10/1/51	(9,300,000)	(9,722,860)
3.5% 9/1/51	(17,050,000)	(18,035,703)
3.5% 9/1/51	(60,500,000)	(63,997,656)
3.5% 9/1/51	(100,000)	(105,781)
3.5% 9/1/51	(11,000,000)	(11,635,938)
3.5% 9/1/51	(17,050,000)	(18,035,703)
3.5% 9/1/51	(34,900,000)	(36,917,656)
3.5% 9/1/51	(2,150,000)	(2,274,297)
3.5% 10/1/51	(17,050,000)	(18,045,693)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,347,116,997)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,642,138,276)		$(1,643,329,091)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	59	Sept. 2021	$6,293,327	$234,556	$234,556
Eurex Euro-Bobl Contracts (Germany)	1	Dec. 2021	160,287	(60)	(60)
Eurex Euro-Bund Contracts (Germany)	29	Dec. 2021	5,908,072	(9,246)	(9,246)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	65	Dec. 2021	16,184,776	(58,388)	(58,388)
TME 10 Year Canadian Note Contracts (Canada)	286	Dec. 2021	33,125,811	72,970	72,970
TOTAL BOND INDEX CONTRACTS					239,832
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	14	Dec. 2021	3,084,594	1,832	1,832
CBOT 5-Year U.S. Treasury Note Contracts (United States)	501	Dec. 2021	61,983,094	38,232	38,232
CBOT Long Term U.S. Treasury Bond Contracts (United States)	37	Dec. 2021	6,029,844	(48,054)	(48,054)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	438	Dec. 2021	64,830,844	(244,920)	(244,920)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	298	Dec. 2021	58,789,813	(622,750)	(622,750)
TOTAL TREASURY CONTRACTS					(875,660)

TOTAL PURCHASED					(635,828)

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	252	Dec. 2021	44,430,313	341,255	341,255
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	1,147	Dec. 2021	153,070,734	224,428	224,428
CBOT 2-Year U.S. Treasury Note Contracts (United States)	2,216	Dec. 2021	488,247,125	(299,952)	(299,952)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	264	Dec. 2021	32,661,750	(22,783)	(22,783)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	19	Dec. 2021	3,096,406	6,154	6,154
TOTAL TREASURY CONTRACTS					(92,153)

TOTAL SOLD					249,102

TOTAL FUTURES CONTRACTS					$(386,726)

The notional amount of futures purchased as a percentage of Net Assets is 0.8%

The notional amount of futures sold as a percentage of Net Assets is 2.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
GBP	1,618,000	USD	2,224,604	Brown Brothers Harriman & Co.	9/2/21	$(97)
USD	157,566	CAD	199,000	JPMorgan Chase Bank, N.A.	9/2/21	(164)
CAD	204,000	USD	161,521	JPMorgan Chase Bank, N.A.	9/14/21	169
CAD	199,000	USD	157,643	State Street Bank And Trust Co.	9/14/21	84
EUR	7,441,000	USD	8,815,710	JPMorgan Chase Bank, N.A.	9/14/21	(27,517)
EUR	500,000	USD	586,697	State Street Bank And Trust Co.	9/14/21	3,828
EUR	768,000	USD	898,323	State Street Bank And Trust Co.	9/14/21	8,724
USD	81,141	CAD	102,000	Brown Brothers Harriman & Co.	9/14/21	296
USD	70,328	CAD	88,000	Goldman Sachs Bank USA	9/14/21	579
USD	114,311	CAD	145,000	Goldman Sachs Bank USA	9/14/21	(615)
USD	414,283	CAD	518,000	State Street Bank And Trust Co.	9/14/21	3,717
USD	465,829,811	EUR	392,213,000	Citibank, N.A.	9/14/21	2,606,648
USD	4,293,446	EUR	3,654,000	Goldman Sachs Bank USA	9/14/21	(22,110)
USD	426,697	EUR	363,000	HSBC Bank USA	9/14/21	(2,025)
USD	1,427,102	EUR	1,214,000	JPMorgan Chase Bank, N.A.	9/14/21	(6,693)
USD	2,339,783	EUR	1,996,000	State Street Bank And Trust Co.	9/14/21	(17,593)
USD	1,794,552	GBP	1,306,000	BNP Paribas SA	9/14/21	(1,062)
USD	10,025,981	GBP	7,240,000	Brown Brothers Harriman & Co.	9/14/21	71,734
USD	2,267,258	GBP	1,649,000	Brown Brothers Harriman & Co.	9/14/21	54
USD	544,977	GBP	396,000	JPMorgan Chase Bank, N.A.	9/14/21	518
USD	187,326,864	GBP	134,980,000	State Street Bank And Trust Co.	9/14/21	1,743,401
USD	556,823	GBP	405,000	State Street Bank And Trust Co.	9/14/21	(10)
USD	1,027,623	GBP	752,000	State Street Bank And Trust Co.	9/14/21	(6,299)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$4,355,567
					Unrealized Appreciation	4,439,752
					Unrealized Depreciation	(84,185)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 9,400,000	$(288,753)	$170,560	$(118,193)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 3,600,000	(101,635)	87,027	(14,608)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas SA	(1%)	Quarterly	EUR 4,400,000	(124,221)	105,934	(18,287)
BMW Finance NV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 8,000,000	(303,145)	235,773	(67,372)
Barclays PLC	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 8,000,000	(255,508)	196,912	(58,596)
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	103,060,000	(556,091)	(1,384)	(557,475)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	2,130,000	(4,171)	12,473	8,302
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	10,070,000	(19,720)	46,026	26,306
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	4,270,000	(8,362)	11,616	3,254
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	7,000,000	(13,708)	36,853	23,145
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	11,480,000	(22,481)	(14,448)	(36,929)
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	6,670,000	(13,062)	36,638	23,576
Daimler AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 8,000,000	(255,807)	184,021	(71,786)
Deutsche Bank AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 8,150,000	(121,390)	16,141	(105,249)
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 4,200,000	(44,573)	20,954	(23,619)
Sanpaolo SpA	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 8,000,000	(221,188)	145,539	(75,649)
Shell International Finance BV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 7,950,000	(302,916)	264,925	(37,991)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,550,000	(43,893)	21,328	(22,565)

TOTAL CREDIT DEFAULT SWAPS						$(2,700,624)	$1,576,888	$(1,123,736)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$111,099,000	$100,144	$0	$100,144
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	21,961,000	227,236	0	227,236
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2031	6,418,000	(22,452)	0	(22,452)

TOTAL INTEREST RATE SWAPS							$304,928	$0	$304,928

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,642,805 or 0.0% of net assets.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,661,239,082 or 19.5% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $9,899,825.

 (k) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,095,503.

 (l) Security or a portion of the security is on loan at period end.

 (m) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $147,626.

 (n) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $2,099,135.

 (o) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (p) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (q) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (r) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (s) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (t) Non-income producing

 (u) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (v) The coupon rate will be determined upon settlement of the loan after period end.

 (w) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $2,434,807 and $2,422,424, respectively.

 (x) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (y) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Chesapeake Energy Corp.	2/10/21	$5,862
Mesquite Energy, Inc. 15% 7/15/23	11/5/20 - 7/15/21	$1,433,289
Mesquite Energy, Inc. 15% 7/15/23	7/10/20 - 7/15/21	$830,365

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$1,960,678,321	$17,332,550,928	$16,940,440,503	$1,627,808	$30,669	$--	$2,352,819,415	3.7%
Fidelity Securities Lending Cash Central Fund 0.06%	1,028,175,000	9,644,464,103	10,261,444,873	907,003	--	--	411,194,230	1.2%
Total	$2,988,853,321	$26,977,015,031	$27,201,885,376	$2,534,811	$30,669	$--	$2,764,013,645

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$137,320	$--	$102,720	$34,600
Consumer Discretionary	1,175,418	--	--	1,175,418
Energy	29,669,351	21,708,266	--	7,961,085
Financials	4,400,828	3,753,477	--	647,351
Industrials	1,774,986	--	--	1,774,986
Real Estate	7,542,934	6,945,225	597,709	--
Utilities	3,358,182	--	--	3,358,182
Corporate Bonds	12,059,975,842	--	12,052,152,685	7,823,157
U.S. Government and Government Agency Obligations	10,846,261,213	--	10,846,261,213	--
U.S. Government Agency - Mortgage Securities	5,452,255,934	--	5,452,255,934	--
Asset-Backed Securities	1,693,309,954	--	1,693,309,819	135
Collateralized Mortgage Obligations	315,076,140	--	315,075,519	621
Commercial Mortgage Securities	1,211,700,354	--	1,204,486,073	7,214,281
Municipal Securities	197,869,350	--	197,869,350	--
Foreign Government and Government Agency Obligations	627,898,758	--	627,898,758	--
Supranational Obligations	28,202,171	--	28,202,171	--
Bank Loan Obligations	2,010,679,900	--	1,979,992,956	30,686,944
Bank Notes	33,517,946	--	33,517,946	--
Preferred Securities	309,288,326	--	309,288,326	--
Money Market Funds	2,764,013,645	2,764,013,645	--	--
Purchased Swaptions	50,932	--	50,932	--
Total Investments in Securities:	$37,598,159,484	$2,796,420,613	$34,741,062,111	$60,676,760
Derivative Instruments:
Assets
Futures Contracts	$919,427	$919,427	$--	$--
Forward Foreign Currency Contracts	4,439,752	--	4,439,752	--
Swaps	327,380	--	327,380	--
Total Assets	$5,686,559	$919,427	$4,767,132	$--
Liabilities
Futures Contracts	$(1,306,153)	$(1,306,153)	$--	$--
Forward Foreign Currency Contracts	(84,185)	--	(84,185)	--
Swaps	(2,723,076)	--	(2,723,076)	--
Total Liabilities	$(4,113,414)	$(1,306,153)	$(2,807,261)	$--
Total Derivative Instruments:	$1,573,145	$(386,726)	$1,959,871	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,643,329,091)	$--	$(1,643,329,091)	$--
Total Other Financial Instruments:	$(1,643,329,091)	$--	$(1,643,329,091)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$50,932	$--
Swaps(b)	--	(2,700,624)
Total Credit Risk	50,932	(2,700,624)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	4,439,752	(84,185)
Total Foreign Exchange Risk	4,439,752	(84,185)
Interest Rate Risk
Futures Contracts(d)	919,427	(1,306,153)
Swaps(e)	327,380	(22,452)
Total Interest Rate Risk	1,246,807	(1,328,605)
Total Value of Derivatives	$5,737,491	$(4,113,414)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	84.4%
Cayman Islands	4.5%
United Kingdom	2.3%
Mexico	1.5%
Others (Individually Less Than 1%)	7.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $401,842,615) — See accompanying schedule: Unaffiliated issuers (cost $33,466,862,717)	$34,834,145,839
Fidelity Central Funds (cost $2,763,957,690)	2,764,013,645
Total Investment in Securities (cost $36,230,820,407)		$37,598,159,484
Segregated cash with brokers for derivative instruments		7,922
Foreign currency held at value (cost $1,681,734)		1,680,187
Receivable for investments sold		29,945,792
Receivable for TBA sale commitments		1,642,138,276
Unrealized appreciation on forward foreign currency contracts		4,439,752
Receivable for fund shares sold		38,422,243
Dividends receivable		69,771
Interest receivable		193,590,006
Distributions receivable from Fidelity Central Funds		149,886
Receivable from investment adviser for expense reductions		204,949
Other receivables		4,902,129
Total assets		39,513,710,397
Liabilities
Payable to custodian bank	$387,744
Payable for investments purchased
Regular delivery	201,431,902
Delayed delivery	3,026,186,930
TBA sale commitments, at value	1,643,329,091
Unrealized depreciation on forward foreign currency contracts	84,185
Payable for fund shares redeemed	55,157,383
Distributions payable	7,183,693
Bi-lateral OTC swaps, at value	2,700,624
Accrued management fee	8,361,809
Distribution and service plan fees payable	409,548
Payable for daily variation margin on futures contracts	373,378
Payable for daily variation margin on centrally cleared OTC swaps	14,566
Other affiliated payables	4,390,232
Other payables and accrued expenses	696,500
Collateral on securities loaned	411,194,230
Total liabilities		5,361,901,815
Net Assets		$34,151,808,582
Net Assets consist of:
Paid in capital		$32,861,351,032
Total accumulated earnings (loss)		1,290,457,550
Net Assets		$34,151,808,582
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($900,238,548 ÷ 80,136,978 shares)(a)		$11.23
Maximum offering price per share (100/96.00 of $11.23)		$11.70
Class M:
Net Asset Value and redemption price per share ($373,314,733 ÷ 33,293,196 shares)(a)		$11.21
Maximum offering price per share (100/96.00 of $11.21)		$11.68
Class C:
Net Asset Value and offering price per share ($171,688,665 ÷ 15,279,063 shares)(a)		$11.24
Total Bond:
Net Asset Value, offering price and redemption price per share ($16,260,423,925 ÷ 1,448,156,638 shares)		$11.23
Class I:
Net Asset Value, offering price and redemption price per share ($8,422,196,658 ÷ 751,262,350 shares)		$11.21
Class Z:
Net Asset Value, offering price and redemption price per share ($8,023,946,053 ÷ 715,677,233 shares)		$11.21

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$13,834,427
Interest		884,178,786
Income from Fidelity Central Funds (including $907,003 from security lending)		2,534,811
Total income		900,548,024
Expenses
Management fee	$97,556,238
Transfer agent fees	34,081,720
Distribution and service plan fees	5,144,615
Fund wide operations fee	16,915,181
Independent trustees' fees and expenses	91,751
Legal	7,214
Miscellaneous	16,026
Total expenses before reductions	153,812,745
Expense reductions	(2,637,849)
Total expenses after reductions		151,174,896
Net investment income (loss)		749,373,128
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(84,225,302)
Fidelity Central Funds	30,669
Forward foreign currency contracts	(1,595,028)
Foreign currency transactions	922,337
Futures contracts	7,505,323
Swaps	(4,808,693)
Written options	528,541
Total net realized gain (loss)		(81,642,153)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	79,201,685
Forward foreign currency contracts	9,358,520
Assets and liabilities in foreign currencies	(409,488)
Futures contracts	(93,639)
Swaps	1,626,503
Written options	38,670
Delayed delivery commitments	(1,172,421)
Total change in net unrealized appreciation (depreciation)		88,549,830
Net gain (loss)		6,907,677
Net increase (decrease) in net assets resulting from operations		$756,280,805

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$749,373,128	$745,972,930
Net realized gain (loss)	(81,642,153)	1,012,374,529
Change in net unrealized appreciation (depreciation)	88,549,830	244,586,033
Net increase (decrease) in net assets resulting from operations	756,280,805	2,002,933,492
Distributions to shareholders	(1,559,103,812)	(746,783,446)
Share transactions - net increase (decrease)	4,064,508,405	4,325,205,959
Total increase (decrease) in net assets	3,261,685,398	5,581,356,005
Net Assets
Beginning of period	30,890,123,184	25,308,767,179
End of period	$34,151,808,582	$30,890,123,184

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.52	$11.00	$10.38	$10.77	$10.87
Income from Investment Operations
Net investment income (loss)A	.224	.269	.300	.273	.272
Net realized and unrealized gain (loss)	.006	.521	.646	(.375)	(.086)
Total from investment operations	.230	.790	.946	(.102)	.186
Distributions from net investment income	(.214)	(.260)	(.326)	(.263)	(.258)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.520)	(.270)	(.326)	(.288)	(.286)
Net asset value, end of period	$11.23	$11.52	$11.00	$10.38	$10.77
Total ReturnB,C	2.09%	7.30%	9.32%	(.95)%	1.77%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.75%	.75%	.75%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.01%	2.42%	2.87%	2.60%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$900,239	$803,222	$614,156	$475,569	$521,557
Portfolio turnover rateF	195%	222%	170%G	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$10.98	$10.36	$10.75	$10.85
Income from Investment Operations
Net investment income (loss)A	.224	.268	.300	.272	.267
Net realized and unrealized gain (loss)	.006	.522	.646	(.375)	(.083)
Total from investment operations	.230	.790	.946	(.103)	.184
Distributions from net investment income	(.214)	(.260)	(.326)	(.262)	(.256)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.520)	(.270)	(.326)	(.287)	(.284)
Net asset value, end of period	$11.21	$11.50	$10.98	$10.36	$10.75
Total ReturnB,C	2.09%	7.31%	9.33%	(.96)%	1.76%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.75%	.75%	.76%	.76%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.76%	.76%
Expenses net of all reductions	.75%	.75%	.75%	.76%	.76%
Net investment income (loss)	2.01%	2.42%	2.86%	2.60%	2.53%
Supplemental Data
Net assets, end of period (000 omitted)	$373,315	$369,850	$343,191	$307,837	$287,111
Portfolio turnover rateF	195%	222%	170%G	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.53	$11.01	$10.39	$10.77	$10.87
Income from Investment Operations
Net investment income (loss)A	.139	.184	.220	.193	.188
Net realized and unrealized gain (loss)	.006	.521	.646	(.365)	(.084)
Total from investment operations	.145	.705	.866	(.172)	.104
Distributions from net investment income	(.129)	(.175)	(.246)	(.183)	(.176)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.435)	(.185)	(.246)	(.208)	(.204)
Net asset value, end of period	$11.24	$11.53	$11.01	$10.39	$10.77
Total ReturnB,C	1.31%	6.49%	8.49%	(1.60)%	.99%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.51%	1.51%	1.52%	1.52%	1.52%
Expenses net of fee waivers, if any	1.51%	1.51%	1.52%	1.52%	1.52%
Expenses net of all reductions	1.51%	1.51%	1.52%	1.52%	1.52%
Net investment income (loss)	1.24%	1.66%	2.10%	1.84%	1.77%
Supplemental Data
Net assets, end of period (000 omitted)	$171,689	$205,949	$153,944	$168,366	$190,273
Portfolio turnover rateF	195%	222%	170%G	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.52	$11.00	$10.38	$10.76	$10.86
Income from Investment Operations
Net investment income (loss)A	.258	.301	.333	.305	.302
Net realized and unrealized gain (loss)	.005	.522	.645	(.365)	(.085)
Total from investment operations	.263	.823	.978	(.060)	.217
Distributions from net investment income	(.247)	(.293)	(.358)	(.295)	(.289)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.553)	(.303)	(.358)	(.320)	(.317)
Net asset value, end of period	$11.23	$11.52	$11.00	$10.38	$10.76
Total ReturnB	2.39%	7.62%	9.65%	(.55)%	2.07%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.30%	2.72%	3.17%	2.90%	2.84%
Supplemental Data
Net assets, end of period (000 omitted)	$16,260,424	$16,158,697	$14,074,694	$23,868,572	$23,732,156
Portfolio turnover rateE	195%	222%	170%F	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$10.98	$10.36	$10.75	$10.85
Income from Investment Operations
Net investment income (loss)A	.252	.296	.326	.299	.295
Net realized and unrealized gain (loss)	.006	.521	.646	(.374)	(.083)
Total from investment operations	.258	.817	.972	(.075)	.212
Distributions from net investment income	(.242)	(.287)	(.352)	(.290)	(.284)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.548)	(.297)	(.352)	(.315)	(.312)
Net asset value, end of period	$11.21	$11.50	$10.98	$10.36	$10.75
Total ReturnB	2.34%	7.58%	9.61%	(.70)%	2.02%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.50%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.50%	.50%	.50%
Net investment income (loss)	2.25%	2.67%	3.12%	2.85%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$8,422,197	$7,629,091	$6,348,237	$4,959,911	$4,481,725
Portfolio turnover rateE	195%	222%	170%F	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Total Bond Fund Class Z

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.50	$10.98	$10.36	$10.75	$10.85
Income from Investment Operations
Net investment income (loss)A	.267	.311	.340	.312	.310
Net realized and unrealized gain (loss)	.006	.522	.647	(.373)	(.083)
Total from investment operations	.273	.833	.987	(.061)	.227
Distributions from net investment income	(.257)	(.303)	(.367)	(.304)	(.299)
Distributions from net realized gain	(.306)	(.010)	–	(.025)	(.028)
Total distributions	(.563)	(.313)	(.367)	(.329)	(.327)
Net asset value, end of period	$11.21	$11.50	$10.98	$10.36	$10.75
Total ReturnB	2.48%	7.73%	9.76%	(.56)%	2.16%
Ratios to Average Net AssetsC,D
Expenses before reductions	.40%	.40%	.40%	.36%	.36%
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%	.36%
Expenses net of all reductions	.36%	.36%	.36%	.36%	.36%
Net investment income (loss)	2.39%	2.81%	3.26%	2.99%	2.93%
Supplemental Data
Net assets, end of period (000 omitted)	$8,023,946	$5,723,315	$3,774,546	$2,490,230	$1,473,993
Portfolio turnover rateE	195%	222%	170%F	109%	137%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Total Bond Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total Bond, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Total Bond Fund	$346,421

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to swaps, futures and options transactions, foreign currency transactions, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and future transactions.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,665,233,432
Gross unrealized depreciation	(267,933,185)
Net unrealized appreciation (depreciation)	$1,397,300,247
Tax Cost	$36,195,415,996

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$35,775,441
Capital loss carryforward	$(89,136,604)
Net unrealized appreciation (depreciation) on securities and other investments	$1,343,818,712

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(89,136,604)
Total capital loss carryforward	$(89,136,604)

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$1,174,782,997	$ 746,783,446
Long-term Capital Gains	384,320,815	–
Total	$1,559,103,812	$ 746,783,446

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate a fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment, participation, or may be made directly to a borrower. Such instruments are presented in the Bank Loan Obligations section in the Schedule of Investments. Certain funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(4,683,780)	$(598,114)
Swaps	(3,687,760)	1,412,552
Total Credit Risk	(8,371,540)	814,438
Foreign Exchange Risk
Forward Foreign Currency Contracts	(1,595,028)	9,358,520
Total Foreign Exchange Risk	(1,595,028)	9,358,520
Interest Rate Risk
Futures Contracts	7,505,323	(93,639)
Purchased Options	(298,483)	128,826
Written Options	528,541	38,670
Swaps	(1,120,933)	213,951
Total Interest Rate Risk	6,614,448	287,808
Totals	$3,352,120	$10,460,766

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Bond Fund	27,660,006,023	26,392,766,976

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$2,172,585	$128,806
Class M	-%	.25%	960,938	1,040
Class C	.75%	.25%	2,011,092	431,946
			$5,144,615	$561,792

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$188,329
Class M	21,089
Class C(a)	24,719
$234,137

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of each respective class of the Fund, with the exception of Total Bond and Class Z. FIIOC receives an asset-based fee of Total Bond's and Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,264,686.15
Class M	560,412.15
Class C	320,126.16
Total Bond	16,561,783.10
Class I	12,085,291.15
Class Z	3,289,422.05
	$34,081,720

Fund Wide Operations Fee. Pursuant to the Fund Wide Operations and Expense Agreement (FWOE), the investment adviser has agreed to provide for fund-level expenses (which may not include transfer agent, the compensation of the independent Trustees, interest, taxes or extraordinary expenses, as applicable) in return for a FWOE fee equal to .35% of fund-level average net assets less the total amount of the management fee. The FWOE paid by a fund is reduced by an amount equal to the fees and expenses paid to the independent Trustees. For the period, the FWOE fees were equivalent to the following annual rate expressed as a percentage of average net assets:

Fidelity Total Bond Fund	.05%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Total Bond Fund	$576

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total Bond Fund	$16,026

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Bond Fund	$103,481	$–	$–

9. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$2,632,197

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $342 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5,310.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Total Bond Fund
Distributions to shareholders
Class A	$38,691,421	$16,714,833
Class M	17,400,085	8,396,556
Class C	8,023,101	2,900,291
Total Bond	802,122,412	404,493,311
Class I	384,229,224	184,674,024
Class Z	308,637,569	129,604,431
Total	$1,559,103,812	$746,783,446

11. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended August 31, 2021	Year ended August 31, 2020	Year ended August 31, 2021	Year ended August 31, 2020
Fidelity Total Bond Fund
Class A
Shares sold	30,648,384	29,854,890	$343,524,412	$331,107,835
Reinvestment of distributions	3,376,953	1,468,387	37,777,873	16,320,291
Shares redeemed	(23,585,502)	(17,448,076)	(263,517,061)	(191,741,768)
Net increase (decrease)	10,439,835	13,875,201	$117,785,224	$155,686,358
Class M
Shares sold	12,828,125	11,064,812	$143,664,293	$122,561,801
Reinvestment of distributions	1,551,772	754,731	17,328,514	8,365,876
Shares redeemed	(13,237,420)	(10,916,621)	(147,741,647)	(119,616,958)
Net increase (decrease)	1,142,477	902,922	$13,251,160	$11,310,719
Class C
Shares sold	5,121,794	8,690,142	$57,670,060	$96,720,174
Reinvestment of distributions	694,559	247,759	7,775,895	2,752,721
Shares redeemed	(8,403,114)	(5,059,264)	(93,930,394)	(55,843,145)
Net increase (decrease)	(2,586,761)	3,878,637	$(28,484,439)	$43,629,750
Total Bond
Shares sold	451,924,550	532,678,286	$5,065,079,623	$5,909,244,863
Reinvestment of distributions	65,931,531	33,428,289	737,445,426	371,190,636
Shares redeemed	(472,458,240)	(443,133,860)	(5,276,957,150)	(4,861,438,152)
Net increase (decrease)	45,397,841	122,972,715	$525,567,899	$1,418,997,347
Class I
Shares sold	264,054,948	283,661,978	$2,953,374,208	$3,142,136,041
Reinvestment of distributions	32,616,071	15,737,116	364,148,469	174,519,288
Shares redeemed	(208,717,411)	(214,238,909)	(2,326,594,104)	(2,347,757,883)
Net increase (decrease)	87,953,608	85,160,185	$990,928,573	$968,897,446
Class Z
Shares sold	336,155,354	273,488,276	$3,760,025,609	$3,030,416,741
Reinvestment of distributions	21,266,104	9,048,255	237,422,475	100,432,005
Shares redeemed	(139,318,942)	(128,695,767)	(1,551,988,096)	(1,404,164,407)
Net increase (decrease)	218,102,516	153,840,764	$2,445,459,988	$1,726,684,339

12. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

13. Credit Risk.

The Fund invests a significant portion of its assets in structured securities of issuers backed by commercial and residential mortgage loans, credit card receivables and automotive loans. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

14. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Total Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Total Bond Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the five years in the period ended August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, issuers of privately offered securities, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Total Bond Fund
Class A	.74%
Actual		$1,000.00	$1,019.90	$3.77
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class M	.74%
Actual		$1,000.00	$1,019.90	$3.77
Hypothetical-C		$1,000.00	$1,021.48	$3.77
Class C	1.50%
Actual		$1,000.00	$1,016.90	$7.63
Hypothetical-C		$1,000.00	$1,017.64	$7.63
Total Bond	.45%
Actual		$1,000.00	$1,022.30	$2.29
Hypothetical-C		$1,000.00	$1,022.94	$2.29
Class I	.49%
Actual		$1,000.00	$1,022.10	$2.50
Hypothetical-C		$1,000.00	$1,022.74	$2.50
Class Z	.36%
Actual		$1,000.00	$1,021.80	$1.83
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 17.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $588,330,533 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed in October during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $763,754,228 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

TBD-ANN-1021
1.789692.119

Fidelity Flex® Funds

Fidelity Flex® Core Bond Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Core Bond Fund	2.93%	5.64%

 A From March 7, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Core Bond Fund on March 7, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$12,790	Fidelity Flex® Core Bond Fund
$12,006	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:   For the fiscal year, the fund gained 2.93%, outpacing the -0.08% return of the benchmark, the Bloomberg U.S. Aggregate Bond Index. Within corporates, choices among financial institutions boosted the fund’s relative return, such as the fund’s stake in Omega Healthcare Investors. Selections in the consumer non-cyclical and energy segments also contributed, as did non-index exposure to investment-grade corporate bonds that were downgraded to below-investment grade, such as Ford Motor and Occidental Petroleum. Allocations to “plus” sectors, including high-yield bonds, leveraged loans, emerging-markets debt and high-yield commercial mortgage-backed securities also added considerable value. Elsewhere, underweighting nominal U.S. Treasuries and mortgage-backed securities aided the fund’s return versus the index, as did non-benchmark exposure to Treasury Inflation-Protected Securities. Picks among government-related securities produced a positive relative result as well. Conversely, the fund’s positioning along the yield curve and allocations among industrial bonds detracted. Small exposure to Argentina securities modestly hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	46.2%
AAA	4.7%
AA	1.4%
A	6.9%
BBB	16.7%
BB and Below	17.8%
Not Rated	2.9%
Equities	0.1%
Short-Term Investments and Net Other Assets	3.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**
Corporate Bonds	34.2%
U.S. Government and U.S. Government Agency Obligations	46.2%
Asset-Backed Securities	5.3%
CMOs and Other Mortgage Related Securities	3.3%
Municipal Bonds	0.4%
Stocks	0.1%
Other Investments	7.2%
Short-Term Investments and Net Other Assets (Liabilities)	3.3%

 * Foreign investments - 13.7%

 ** Futures and Swaps - 3.0%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 26.7%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 0.7%
AT&T, Inc.:
2.55% 12/1/33 (a)	$18,000	$18,092
3.8% 12/1/57 (a)	175,000	186,129
4.45% 4/1/24	3,000	3,264
5.15% 11/15/46	50,000	64,295
6.2% 3/15/40	40,000	54,594
6.3% 1/15/38	50,000	71,116
Verizon Communications, Inc.:
2.1% 3/22/28	54,000	55,432
2.55% 3/21/31	50,000	51,647
3% 3/22/27	13,000	14,064
4.862% 8/21/46	57,000	74,205
5.012% 4/15/49	4,000	5,341
		598,179
Entertainment - 0.1%
The Walt Disney Co. 3.8% 3/22/30	100,000	115,286
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.908% 7/23/25	45,000	50,917
5.375% 5/1/47	55,000	67,681
5.75% 4/1/48	100,000	128,620
Comcast Corp. 6.45% 3/15/37	15,000	22,146
Discovery Communications LLC:
3.625% 5/15/30	30,000	32,865
4.65% 5/15/50	81,000	96,105
Fox Corp.:
3.666% 1/25/22	4,000	4,054
4.03% 1/25/24	6,000	6,464
4.709% 1/25/29	9,000	10,596
5.476% 1/25/39	9,000	11,680
Time Warner Cable LLC:
5.875% 11/15/40	100,000	128,938
7.3% 7/1/38	120,000	174,808
		734,874
Wireless Telecommunication Services - 0.3%
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	60,000	66,406
3.875% 4/15/30	100,000	112,042
4.375% 4/15/40	13,000	15,145
4.5% 4/15/50	26,000	31,175
		224,768

TOTAL COMMUNICATION SERVICES		1,673,107

CONSUMER DISCRETIONARY - 1.0%
Automobiles - 0.7%
General Motors Financial Co., Inc. 4.375% 9/25/21	200,000	200,512
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	200,000	203,443
3.125% 5/12/23 (a)	200,000	208,279
		612,234
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
3.5% 7/1/27	17,000	18,871
3.6% 7/1/30	20,000	22,587
		41,458
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	15,000	15,382
3% 11/19/24	34,000	36,114
		51,496
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30	7,000	8,256
AutoZone, Inc.:
3.625% 4/15/25	12,000	13,066
4% 4/15/30	55,000	62,997
Lowe's Companies, Inc. 4.5% 4/15/30	39,000	46,289
O'Reilly Automotive, Inc. 4.2% 4/1/30	12,000	13,937
		144,545

TOTAL CONSUMER DISCRETIONARY		849,733

CONSUMER STAPLES - 1.7%
Beverages - 1.0%
Anheuser-Busch InBev Finance, Inc. 4.7% 2/1/36	125,000	152,918
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	100,000	111,381
4.35% 6/1/40	35,000	41,977
4.5% 6/1/50	100,000	124,320
4.75% 4/15/58	27,000	34,327
5.45% 1/23/39	20,000	26,421
5.55% 1/23/49	204,000	283,581
5.8% 1/23/59 (Reg. S)	34,000	50,350
The Coca-Cola Co.:
3.375% 3/25/27	63,000	70,254
3.45% 3/25/30	35,000	39,691
		935,220
Food & Staples Retailing - 0.1%
Sysco Corp.:
5.65% 4/1/25	28,000	32,300
5.95% 4/1/30	20,000	25,778
6.6% 4/1/50	30,000	48,014
		106,092
Food Products - 0.1%
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (a)	70,000	79,275
Tobacco - 0.5%
Altria Group, Inc.:
3.875% 9/16/46	30,000	30,292
4.25% 8/9/42	27,000	28,629
4.5% 5/2/43	80,000	87,979
4.8% 2/14/29	40,000	46,525
BAT Capital Corp. 4.906% 4/2/30	100,000	115,974
Reynolds American, Inc. 7.25% 6/15/37	75,000	102,107
		411,506

TOTAL CONSUMER STAPLES		1,532,093

ENERGY - 4.2%
Oil, Gas & Consumable Fuels - 4.2%
Canadian Natural Resources Ltd.:
3.9% 2/1/25	25,000	27,125
5.85% 2/1/35	25,000	32,373
Cenovus Energy, Inc. 4.25% 4/15/27	24,000	26,628
Columbia Pipeline Group, Inc.:
4.5% 6/1/25	25,000	27,969
5.8% 6/1/45	10,000	14,004
DCP Midstream Operating LP:
3.875% 3/15/23	20,000	20,550
5.85% 5/21/43 (a)(b)	105,000	97,125
Enbridge, Inc.:
4% 10/1/23	20,000	21,235
4.25% 12/1/26	25,000	28,096
Energy Transfer LP:
3.75% 5/15/30	22,000	23,887
4.2% 9/15/23	6,000	6,387
4.25% 3/15/23	7,000	7,318
4.95% 6/15/28	172,000	199,229
5% 5/15/50	49,000	57,410
5.4% 10/1/47	51,000	61,907
5.8% 6/15/38	12,000	14,800
6% 6/15/48	8,000	10,222
Exxon Mobil Corp. 3.482% 3/19/30	160,000	179,883
Hess Corp.:
4.3% 4/1/27	57,000	63,328
7.125% 3/15/33	100,000	134,982
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	10,000	10,351
6.55% 9/15/40	65,000	91,671
Kinder Morgan, Inc. 5.55% 6/1/45	12,000	15,571
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	18,000	18,000
4.5% 7/15/23	10,000	10,622
4.8% 2/15/29	6,000	7,024
4.875% 12/1/24	14,000	15,578
5.5% 2/15/49	17,000	21,952
Occidental Petroleum Corp.:
3.2% 8/15/26	5,000	5,157
3.5% 8/15/29	104,000	107,774
4.3% 8/15/39	2,000	2,035
4.4% 8/15/49	92,000	92,719
5.55% 3/15/26	50,000	55,750
6.2% 3/15/40	10,000	11,926
6.6% 3/15/46	36,000	45,544
7.5% 5/1/31	40,000	52,337
Ovintiv, Inc.:
5.15% 11/15/41	148,000	164,679
6.625% 8/15/37	15,000	20,599
7.375% 11/1/31	28,000	37,495
8.125% 9/15/30	26,000	35,433
Petroleos Mexicanos:
5.95% 1/28/31	130,000	127,647
6.35% 2/12/48	246,000	207,230
6.49% 1/23/27	20,000	21,140
6.5% 3/13/27	20,000	21,170
6.75% 9/21/47	210,000	184,485
6.84% 1/23/30	378,000	394,538
6.95% 1/28/60	88,000	76,974
7.69% 1/23/50	15,000	14,322
Phillips 66 Co.:
3.7% 4/6/23	4,000	4,201
3.85% 4/9/25	5,000	5,466
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	200,000	211,843
3.6% 11/1/24	10,000	10,660
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	10,000	10,128
Sabine Pass Liquefaction LLC 4.5% 5/15/30	68,000	78,769
The Williams Companies, Inc.:
3.5% 11/15/30	74,000	81,216
4.3% 3/4/24	100,000	107,859
4.55% 6/24/24	70,000	76,670
5.75% 6/24/44	35,000	46,750
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	10,000	10,826
Valero Energy Corp.:
2.7% 4/15/23	15,000	15,491
2.85% 4/15/25	9,000	9,498
Western Gas Partners LP:
4.65% 7/1/26	35,000	37,730
4.75% 8/15/28	6,000	6,602
		3,637,890
FINANCIALS - 12.5%
Banks - 4.9%
Bank of America Corp.:
2.299% 7/21/32 (b)	90,000	90,535
3.5% 4/19/26	160,000	176,166
3.705% 4/24/28 (b)	29,000	32,145
3.974% 2/7/30 (b)	325,000	369,147
Barclays PLC:
2.852% 5/7/26 (b)	200,000	211,675
4.375% 1/12/26	200,000	224,915
BNP Paribas SA 2.219% 6/9/26 (a)(b)	200,000	205,871
CIT Group, Inc. 3.929% 6/19/24 (b)	10,000	10,488
Citigroup, Inc.:
3.142% 1/24/23 (b)	23,000	23,252
3.352% 4/24/25 (b)	36,000	38,369
4.3% 11/20/26	9,000	10,215
4.4% 6/10/25	81,000	90,111
4.412% 3/31/31 (b)	108,000	126,534
4.45% 9/29/27	393,000	450,078
Intesa Sanpaolo SpA 5.71% 1/15/26 (a)	200,000	224,911
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	37,000	39,182
3.797% 7/23/24 (b)	35,000	37,138
4.452% 12/5/29 (b)	300,000	350,361
4.493% 3/24/31 (b)	100,000	118,382
NatWest Markets PLC 2.375% 5/21/23 (a)	200,000	206,749
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	165,000	182,749
6% 12/19/23	175,000	194,973
6.1% 6/10/23	150,000	163,521
6.125% 12/15/22	80,000	85,538
Societe Generale 1.038% 6/18/25 (a)(b)	200,000	199,109
Wells Fargo & Co.:
2.406% 10/30/25 (b)	46,000	48,069
4.478% 4/4/31 (b)	149,000	176,501
5.013% 4/4/51 (b)	144,000	200,513
Westpac Banking Corp. 4.11% 7/24/34 (b)	27,000	29,813
		4,317,010
Capital Markets - 3.5%
Affiliated Managers Group, Inc. 4.25% 2/15/24	22,000	23,895
Ares Capital Corp.:
3.875% 1/15/26	112,000	120,500
4.2% 6/10/24	63,000	67,750
Credit Suisse Group AG:
2.193% 6/5/26 (a)(b)	250,000	256,489
3.8% 6/9/23	250,000	263,599
Deutsche Bank AG New York Branch:
4.1% 1/13/26	100,000	109,662
5% 2/14/22	48,000	48,971
5.882% 7/8/31 (b)	250,000	294,511
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (b)	90,000	90,987
2.876% 10/31/22 (b)	170,000	170,683
3.2% 2/23/23	35,000	36,352
3.691% 6/5/28 (b)	170,000	188,827
3.75% 5/22/25	50,000	54,479
3.8% 3/15/30	180,000	202,953
3.814% 4/23/29 (b)	75,000	84,008
6.75% 10/1/37	113,000	164,643
Moody's Corp.:
3.25% 1/15/28	10,000	10,951
3.75% 3/24/25	52,000	56,844
4.875% 2/15/24	9,000	9,830
Morgan Stanley:
3.125% 7/27/26	271,000	294,070
3.622% 4/1/31 (b)	102,000	114,247
3.737% 4/24/24 (b)	115,000	121,052
4.431% 1/23/30 (b)	197,000	229,649
5% 11/24/25	35,000	40,278
State Street Corp. 2.825% 3/30/23 (b)	7,000	7,104
		3,062,334
Consumer Finance - 2.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.45% 4/3/26	150,000	164,523
6.5% 7/15/25	150,000	175,015
Ally Financial, Inc.:
1.45% 10/2/23	21,000	21,315
3.05% 6/5/23	80,000	83,185
5.125% 9/30/24	21,000	23,566
5.75% 11/20/25	80,000	91,651
5.8% 5/1/25	49,000	56,711
8% 11/1/31	23,000	33,717
Capital One Financial Corp.:
2.6% 5/11/23	64,000	66,264
3.65% 5/11/27	116,000	129,469
3.8% 1/31/28	39,000	43,768
Discover Financial Services:
3.95% 11/6/24	80,000	87,081
4.1% 2/9/27	59,000	66,370
4.5% 1/30/26	74,000	83,541
Ford Motor Credit Co. LLC:
4.063% 11/1/24	200,000	211,390
5.584% 3/18/24	200,000	216,500
Synchrony Financial:
2.85% 7/25/22	11,000	11,229
3.95% 12/1/27	217,000	241,855
4.375% 3/19/24	13,000	14,071
5.15% 3/19/29	50,000	59,209
Toyota Motor Credit Corp. 2.9% 3/30/23	79,000	82,193
		1,962,623
Diversified Financial Services - 0.7%
Brixmor Operating Partnership LP:
3.25% 9/15/23	35,000	36,685
3.85% 2/1/25	85,000	92,293
4.05% 7/1/30	44,000	49,803
4.125% 5/15/29	37,000	42,157
Equitable Holdings, Inc. 3.9% 4/20/23	4,000	4,212
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	145,000	159,104
Pine Street Trust I 4.572% 2/15/29 (a)	100,000	114,788
Pine Street Trust II 5.568% 2/15/49 (a)	100,000	133,480
Voya Financial, Inc. 3.125% 7/15/24	12,000	12,755
		645,277
Insurance - 1.1%
AIA Group Ltd. 3.375% 4/7/30 (a)	200,000	221,365
American International Group, Inc.:
2.5% 6/30/25	100,000	105,154
3.4% 6/30/30	100,000	109,981
Five Corners Funding Trust II 2.85% 5/15/30 (a)	100,000	106,319
Marsh & McLennan Companies, Inc. 4.375% 3/15/29	20,000	23,508
Pacific LifeCorp 5.125% 1/30/43 (a)	50,000	64,426
Pricoa Global Funding I 5.375% 5/15/45 (b)	45,000	49,970
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	80,000	88,225
Unum Group:
3.875% 11/5/25	175,000	191,609
4% 6/15/29	31,000	34,809
		995,366

TOTAL FINANCIALS		10,982,610

HEALTH CARE - 0.8%
Biotechnology - 0.0%
AbbVie, Inc. 3.45% 3/15/22	40,000	40,467
Health Care Providers & Services - 0.6%
Centene Corp.:
2.45% 7/15/28	85,000	86,229
2.625% 8/1/31	40,000	40,550
3.375% 2/15/30	35,000	36,575
4.25% 12/15/27	35,000	36,969
4.625% 12/15/29	55,000	60,329
Cigna Corp.:
4.375% 10/15/28	133,000	155,191
4.8% 8/15/38	21,000	26,271
CVS Health Corp.:
3% 8/15/26	5,000	5,398
3.625% 4/1/27	18,000	19,975
4.78% 3/25/38	29,000	36,090
Toledo Hospital 5.325% 11/15/28	12,000	13,763
		517,340
Pharmaceuticals - 0.2%
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	18,000	19,283
5.9% 8/28/28 (b)	7,000	8,194
Mylan NV 4.55% 4/15/28	20,000	23,059
Utah Acquisition Sub, Inc. 3.95% 6/15/26	20,000	22,169
Viatris, Inc.:
1.125% 6/22/22 (a)	27,000	27,147
1.65% 6/22/25 (a)	9,000	9,144
2.7% 6/22/30 (a)	44,000	45,023
3.85% 6/22/40 (a)	19,000	20,580
		174,599

TOTAL HEALTH CARE		732,406

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.2%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	40,000	43,406
The Boeing Co.:
5.04% 5/1/27	31,000	35,738
5.15% 5/1/30	31,000	36,678
5.705% 5/1/40	30,000	38,852
5.93% 5/1/60	30,000	41,698
		196,372
Trading Companies & Distributors - 0.2%
Air Lease Corp.:
2.25% 1/15/23	10,000	10,241
3.375% 7/1/25	56,000	59,952
3.875% 7/3/23	38,000	40,123
4.25% 2/1/24	29,000	31,239
		141,555
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.875% 2/15/25 (a)	30,000	30,937
3.95% 7/1/24 (a)	13,000	13,867
4.25% 4/15/26 (a)	10,000	10,843
4.375% 5/1/26 (a)	10,000	10,866
		66,513

TOTAL INDUSTRIALS		404,440

INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.2%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	100,000	107,772
5.85% 7/15/25	13,000	15,189
6.02% 6/15/26	25,000	29,858
6.1% 7/15/27	23,000	28,364
6.2% 7/15/30	20,000	25,686
		206,869
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.:
1.95% 2/15/28 (a)	15,000	14,993
2.45% 2/15/31 (a)	151,000	149,643
2.6% 2/15/33 (a)	134,000	132,706
3.5% 2/15/41 (a)	106,000	109,227
3.75% 2/15/51 (a)	50,000	52,045
Micron Technology, Inc. 2.497% 4/24/23	61,000	62,893
		521,507
Software - 0.4%
Oracle Corp.:
1.65% 3/25/26	58,000	58,921
2.3% 3/25/28	92,000	95,064
2.8% 4/1/27	69,000	73,613
2.875% 3/25/31	120,000	126,391
		353,989

TOTAL INFORMATION TECHNOLOGY		1,082,365

MATERIALS - 0.1%
Chemicals - 0.1%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (a)	59,000	67,357
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.2%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	42,000	51,685
American Homes 4 Rent LP 2.375% 7/15/31	7,000	7,030
Boston Properties, Inc.:
3.25% 1/30/31	34,000	36,626
4.5% 12/1/28	19,000	22,238
Corporate Office Properties LP:
2.25% 3/15/26	15,000	15,471
2.75% 4/15/31	11,000	11,225
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	10,000	10,699
3.5% 8/1/26	10,000	10,934
Healthpeak Properties, Inc.:
3.25% 7/15/26	4,000	4,353
3.5% 7/15/29	5,000	5,554
Hudson Pacific Properties LP 4.65% 4/1/29	54,000	62,891
Lexington Corporate Properties Trust 2.7% 9/15/30	7,000	7,191
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	51,000	51,467
3.375% 2/1/31	32,000	33,000
3.625% 10/1/29	154,000	164,100
4.375% 8/1/23	34,000	36,096
4.5% 1/15/25	6,000	6,584
4.75% 1/15/28	59,000	67,044
Realty Income Corp. 3.25% 1/15/31	9,000	9,940
Retail Properties America, Inc. 4.75% 9/15/30	3,000	3,360
Simon Property Group LP 2.45% 9/13/29	14,000	14,459
Store Capital Corp.:
2.75% 11/18/30	19,000	19,349
4.625% 3/15/29	9,000	10,322
Ventas Realty LP:
3% 1/15/30	59,000	62,233
3.5% 2/1/25	65,000	69,977
4% 3/1/28	11,000	12,355
4.75% 11/15/30	100,000	119,212
VEREIT Operating Partnership LP:
2.2% 6/15/28	8,000	8,190
2.85% 12/15/32	9,000	9,522
3.4% 1/15/28	14,000	15,288
Vornado Realty LP 2.15% 6/1/26	17,000	17,402
WP Carey, Inc.:
4% 2/1/25	28,000	30,509
4.6% 4/1/24	50,000	54,395
		1,060,701
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	103,000	107,192
3.95% 11/15/27	24,000	26,276
4.1% 10/1/24	6,000	6,486
4.55% 10/1/29	10,000	11,310
CBRE Group, Inc. 2.5% 4/1/31	50,000	50,835
Sun Communities Operating LP 2.7% 7/15/31	34,000	34,621
Tanger Properties LP:
2.75% 9/1/31	43,000	41,933
3.875% 12/1/23	56,000	59,769
		338,422

TOTAL REAL ESTATE		1,399,123

UTILITIES - 1.2%
Electric Utilities - 0.7%
Cleco Corporate Holdings LLC 3.375% 9/15/29	226,000	236,226
Duke Energy Corp. 2.45% 6/1/30	24,000	24,629
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	13,000	12,933
2.775% 1/7/32 (a)	44,000	44,659
Edison International 5.75% 6/15/27	100,000	114,300
Entergy Corp. 2.8% 6/15/30	25,000	26,118
Exelon Corp. 4.05% 4/15/30	18,000	20,639
FirstEnergy Corp.:
4.75% 3/15/23	45,000	46,854
7.375% 11/15/31	77,000	107,541
IPALCO Enterprises, Inc. 3.7% 9/1/24	10,000	10,720
		644,619
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.:
3.3% 7/15/25 (a)	75,000	80,135
3.95% 7/15/30 (a)	66,000	73,583
		153,718
Multi-Utilities - 0.3%
Berkshire Hathaway Energy Co. 4.05% 4/15/25	126,000	139,230
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	8,000	8,848
NiSource, Inc. 2.95% 9/1/29	65,000	69,245
Puget Energy, Inc. 4.1% 6/15/30	29,000	32,522
		249,845

TOTAL UTILITIES		1,048,182

TOTAL NONCONVERTIBLE BONDS
(Cost $21,457,653)		23,409,306

U.S. Government and Government Agency Obligations - 34.9%
U.S. Treasury Inflation-Protected Obligations - 2.1%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$208,714	$237,076
0.25% 2/15/50	158,519	184,645
0.875% 2/15/47	281,385	371,858
1% 2/15/49	212,165	293,158
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30	105,602	117,780
0.125% 7/15/30	264,923	297,083
0.125% 1/15/31	104,372	116,634
0.25% 7/15/29	154,015	173,900

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		1,792,134

U.S. Treasury Obligations - 32.8%
U.S. Treasury Bonds:
2% 8/15/51	1,594,000	1,622,393
2.375% 5/15/51	2,802,000	3,094,459
2.875% 5/15/49	894,000	1,078,155
3% 2/15/47	703,000	859,884
U.S. Treasury Notes:
0.125% 1/31/23	2,100,000	2,099,672
0.25% 5/15/24	19,000	18,949
0.25% 7/31/25	1,357,000	1,338,394
0.25% 9/30/25	1,100,000	1,082,770
0.25% 10/31/25	500,000	491,660
0.375% 12/31/25	3,217,000	3,174,651
0.75% 3/31/26	1,585,000	1,586,981
0.75% 4/30/26	3,140,000	3,142,453
1.125% 2/15/31	655,000	646,198
1.25% 5/31/28	4,452,000	4,510,417
1.25% 8/15/31	1,028,000	1,022,699
1.75% 12/31/24	880,000	917,194
2.375% 4/30/26	608,000	653,956
2.5% 2/28/26	731,000	789,337
2.75% 2/28/25	582,000	627,219

TOTAL U.S. TREASURY OBLIGATIONS		28,757,441

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $29,883,122)		30,549,575

U.S. Government Agency - Mortgage Securities - 3.6%
Fannie Mae - 0.0%
4.5% 1/1/49 (d)	4,935	5,329
Ginnie Mae - 0.6%
2% 9/1/51 (e)	50,000	51,056
2% 9/1/51 (e)	25,000	25,528
2% 9/1/51 (e)	50,000	51,056
2% 9/1/51 (e)	50,000	51,056
2% 9/1/51 (e)	25,000	25,528
2% 9/1/51 (e)	25,000	25,528
2% 10/1/51 (e)	50,000	50,966
2% 10/1/51 (e)	50,000	50,966
2.5% 9/1/51 (e)	50,000	51,849
3% 1/20/50 (f)	25,475	26,605
3% 9/1/51 (e)	25,000	26,135
3% 9/1/51 (e)	25,000	26,135
3% 10/1/51 (e)	50,000	52,176

TOTAL GINNIE MAE		514,584

Uniform Mortgage Backed Securities - 3.0%
1.5% 9/1/51 (e)	100,000	98,295
1.5% 9/1/51 (e)	50,000	49,148
1.5% 10/1/51 (e)	50,000	49,058
2% 9/1/51 (e)	50,000	50,712
2% 9/1/51 (e)	100,000	101,424
2% 9/1/51 (e)	100,000	101,424
2% 9/1/51 (e)	50,000	50,712
2% 9/1/51 (e)	50,000	50,712
2% 9/1/51 (e)	25,000	25,356
2% 9/1/51 (e)	50,000	50,712
2% 9/1/51 (e)	50,000	50,712
2% 9/1/51 (e)	50,000	50,712
2% 10/1/51 (e)	50,000	50,618
2% 10/1/51 (e)	50,000	50,618
2% 10/1/51 (e)	50,000	50,618
2% 10/1/51 (e)	50,000	50,618
2% 10/1/51 (e)	50,000	50,618
2.5% 9/1/51 (e)	100,000	103,875
2.5% 9/1/51 (e)	50,000	51,938
2.5% 9/1/51 (e)	50,000	51,938
2.5% 9/1/51 (e)	50,000	51,938
2.5% 9/1/51 (e)	50,000	51,938
2.5% 9/1/51 (e)	50,000	51,938
2.5% 10/1/51 (e)	100,000	103,672
2.5% 10/1/51 (e)	50,000	51,836
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	100,000	104,602
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	50,000	52,301
3% 10/1/51 (e)	50,000	52,273
3% 10/1/51 (e)	100,000	104,547
3% 10/1/51 (e)	50,000	52,273
3% 10/1/51 (e)	100,000	104,547
3.5% 9/1/51 (e)	150,000	158,672
3.5% 9/1/51 (e)	50,000	52,891
3.5% 9/1/51 (e)	50,000	52,891
3.5% 9/1/51 (e)	50,000	52,891
3.5% 10/1/51 (e)	50,000	52,920

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		2,655,754

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $3,171,217)		3,175,667

Asset-Backed Securities - 5.3%
AASET Trust Series 2019-1 Class A, 3.844% 5/15/39 (a)	$23,319	$23,095
Allegro CLO XIV, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 1.160% 1.16% 10/15/34 (a)(b)(c)(e)	250,000	250,000
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (a)(b)(c)	250,000	250,188
Barings CLO Ltd. Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (a)(b)(c)	250,000	250,039
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (a)(b)(c)	253,000	253,382
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (a)	248,698	250,836
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (a)(b)(c)	250,000	249,581
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	96,583	96,610
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (a)(b)(c)	100,000	100,279
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (a)(b)(c)	100,000	99,886
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (a)(b)(c)	100,000	100,131
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	48,250	48,570
Class A2II, 4.03% 11/20/47 (a)	48,250	51,204
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (a)(b)(c)	100,000	100,160
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (a)(b)(c)	250,000	250,242
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	250,000	250,653
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (a)(b)(c)	250,000	250,093
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (a)(b)(c)	250,000	250,019
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	48,509	49,870
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	78,521	78,480
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (a)	80,718	83,463
Series 2019-1A Class A2, 3.858% 12/5/49 (a)	51,220	52,831
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	5,756	5,762
Sapphire Aviation Finance Series 2020-1A Class A, 3.228% 3/15/40 (a)	213,298	212,890
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	46,000	48,070
1.884% 7/15/50 (a)	25,000	25,539
2.328% 7/15/52 (a)	16,000	16,456
Symphony CLO Ltd. Series 2020-22A Class A1A, 3 month U.S. LIBOR + 1.290% 1.4239% 4/18/33 (a)(b)(c)	250,000	250,476
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (a)(b)(c)	250,000	249,800
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	220,396	219,704
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	213,326	211,805
TOTAL ASSET-BACKED SECURITIES
(Cost $4,616,208)		4,630,114

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (Cost $200,000)(a)(b)	200,000	203,358

Commercial Mortgage Securities - 3.1%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(b)(c)	100,000	101,566
sequential payer Series 2019-BPR Class AMP, 3.287% 11/5/32 (a)	100,000	103,159
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(c)	34,000	34,371
BX Commercial Mortgage Trust floater sequential payer:
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	94,320	94,443
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(b)(c)	96,446	96,627
BX Trust floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (a)(b)(c)	9,112	7,688
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (a)(b)(c)	70,000	70,129
Series 2019-XL Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (a)(b)(c)	89,367	89,507
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (a)	99,414	101,302
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	99,275	99,275
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	100,000	100,121
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(b)(c)	100,000	100,125
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (a)(b)(c)	100,000	100,125
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (a)(b)(c)	100,000	100,125
COMM Mortgage Trust Series 2014-CR17 Class XA, 1.1226% 5/10/47 (b)(g)	73,069	1,507
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4 Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (a)(b)(c)	100,000	100,402
Series 2018-SITE Class D, 4.9414% 4/15/36 (a)(b)	100,000	100,917
CSMC Trust Series 2017-PFHP Class D, 1 month U.S. LIBOR + 2.250% 2.346% 12/15/30 (a)(b)(c)	76,000	75,681
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	100,000	100,309
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(b)(c)	100,000	100,748
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	20,000	21,164
Class DFX, 5.3503% 7/5/33 (a)	10,000	10,506
Class EFX, 5.5422% 7/5/33 (a)	10,000	10,312
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	200,000	200,188
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(b)(c)	100,000	100,044
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 1.346% 8/15/33 (a)(b)(c)	22,159	22,114
Class C, 1 month U.S. LIBOR + 1.500% 1.596% 8/15/33 (a)(b)(c)	53,952	53,679
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	65,000	68,219
Series 2018-H4 Class A4, 4.31% 12/15/51	11,000	12,881
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	10,000	10,292
Class C, 3.283% 11/10/36 (a)(b)	10,000	10,154
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (a)(b)(c)	21,000	21,000
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (a)(b)(c)	35,903	35,903
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(b)(c)	27,439	27,372
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.896% 4/15/36 (a)(b)(c)	100,000	100,028
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	45,000	45,624
Series 2020-LAB Class B, 2.453% 10/10/42 (a)	10,000	10,240
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(c)	200,000	200,750
Series 2018-C48 Class A5, 4.302% 1/15/52	10,000	11,680
WF-RBS Commercial Mortgage Trust Series 2014-C21 Class XA, 1.1743% 8/15/47 (b)(g)	728,238	17,438
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $2,675,653)		2,667,715

Municipal Securities - 0.4%
California Gen. Oblig. Series 2009, 7.35% 11/1/39	90,000	146,594
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	125,000	148,480
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	68,000	88,249
TOTAL MUNICIPAL SECURITIES
(Cost $322,315)		383,323

Foreign Government and Government Agency Obligations - 1.1%
Argentine Republic:
0.5% 7/9/30 (h)	$34,250	$13,323
1% 7/9/29	3,762	1,525
1.125% 7/9/35 (h)	62,749	21,805
Dominican Republic 5.95% 1/25/27 (a)	100,000	113,375
Emirate of Abu Dhabi:
3.125% 4/16/30 (a)	215,000	236,715
3.875% 4/16/50 (a)	15,000	17,529
Indonesian Republic 3.85% 10/15/30	200,000	226,475
State of Qatar:
3.75% 4/16/30 (a)	250,000	284,969
4.4% 4/16/50 (a)	50,000	62,000
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $890,525)		977,716

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $99,873)	100,000	102,928
	Shares	Value

Fixed-Income Funds - 23.7%
Fidelity Emerging Markets Debt Central Fund (i)	238,161	2,207,757
Fidelity Floating Rate Central Fund (i)	50,480	5,070,192
Fidelity Mortgage Backed Securities Central Fund (i)	67,163	7,461,781
Fidelity Specialized High Income Central Fund (i)	59,715	6,024,646
TOTAL FIXED-INCOME FUNDS
(Cost $20,280,799)		20,764,376

Money Market Funds - 4.0%
Fidelity Cash Central Fund 0.06% (j)
(Cost $3,527,731)	3,527,026	3,527,731

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	200,000	$2,332
Option on an interest rate swap with Morgan Stanley Capital Services to pay semi-annually a fixed rate of 1.9975% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	100,000	2,570

TOTAL PUT OPTIONS			4,902

Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	200,000	9,467
Option on an interest rate swap with Morgan Stanley Capital Services to receive semi-annually a fixed rate of 1.9975% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	100,000	3,513

TOTAL CALL OPTIONS			12,980

TOTAL PURCHASED SWAPTIONS
(Cost $17,804)			17,882
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $87,142,900)			90,409,691
NET OTHER ASSETS (LIABILITIES) - (3.1)%			(2,755,591)
NET ASSETS - 100%			$87,654,100

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(50,000)	$(51,056)
2% 9/1/51	(50,000)	(51,056)
2% 9/1/51	(25,000)	(25,528)
3% 9/1/51	(25,000)	(26,135)

TOTAL GINNIE MAE		(153,775)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(50,000)	(49,148)
1.5% 9/1/51	(50,000)	(49,148)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2% 9/1/51	(50,000)	(50,712)
2.5% 9/1/51	(100,000)	(103,875)
2.5% 9/1/51	(50,000)	(51,938)
2.5% 9/1/51	(50,000)	(51,938)
3% 9/1/51	(50,000)	(52,301)
3% 9/1/51	(100,000)	(104,602)
3% 9/1/51	(50,000)	(52,301)
3% 9/1/51	(100,000)	(104,602)
3% 9/1/51	(50,000)	(52,301)
3% 9/1/51	(50,000)	(52,301)
3% 10/1/51	(150,000)	(156,819)
3% 10/1/51	(50,000)	(52,272)
3% 10/1/51	(100,000)	(104,546)
3.5% 9/1/51	(50,000)	(52,891)
3.5% 9/1/51	(50,000)	(52,891)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(1,549,570)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,702,011)		$(1,703,345)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	4	Dec. 2021	$881,313	$(559)	$(559)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	2	Dec. 2021	247,438	(172)	(172)
TOTAL FUTURES CONTRACTS					$(731)

The notional amount of futures sold as a percentage of Net Assets is 1.3%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$240,000	$(1,295)	$(3)	$(1,298)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	20,000	(39)	117	78
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	20,000	(39)	54	15
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	10,000	(20)	55	35

TOTAL CREDIT DEFAULT SWAPS						$(1,393)	$223	$(1,170)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$359,000	$463	$0	$463
3-month LIBOR(3)	Quarterly	0.5%	Semi - annual	LCH	Sep. 2026	28,000	36	0	36
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	45,000	(1,297)	0	(1,297)
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	11,000	810	0	810

TOTAL INTEREST RATE SWAPS							$12	$0	$12

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $11,894,542 or 13.6% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,289.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $20,190.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$4,588,355	$42,562,310	$43,622,958	$3,675	$24	$--	$3,527,731	0.0%
Fidelity Emerging Markets Debt Central Fund	2,035,588	141,218	--	91,221	--	30,951	2,207,757	0.1%
Fidelity Floating Rate Central Fund	4,543,387	327,858	--	202,866	--	198,947	5,070,192	0.2%
Fidelity Mortgage Backed Securities Central Fund	8,908,383	515,034	1,800,000	215,035	10,235	(171,871)	7,461,781	0.4%
Fidelity Specialized High Income Central Fund	5,997,471	476,852	500,000	326,859	(20,765)	71,088	6,024,646	1.7%
Total	$26,073,184	$44,023,272	$45,922,958	$839,656	$(10,506)	$129,115	$24,292,107

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$23,409,306	$--	$23,409,306	$--
U.S. Government and Government Agency Obligations	30,549,575	--	30,549,575	--
U.S. Government Agency - Mortgage Securities	3,175,667	--	3,175,667	--
Asset-Backed Securities	4,630,114	--	4,630,114	--
Collateralized Mortgage Obligations	203,358	--	203,358	--
Commercial Mortgage Securities	2,667,715	--	2,667,715	--
Municipal Securities	383,323	--	383,323	--
Foreign Government and Government Agency Obligations	977,716	--	977,716	--
Supranational Obligations	102,928	--	102,928	--
Fixed-Income Funds	20,764,376	20,764,376	--	--
Money Market Funds	3,527,731	3,527,731	--	--
Purchased Swaptions	17,882	--	17,882	--
Total Investments in Securities:	$90,409,691	$24,292,107	$66,117,584	$--
Derivative Instruments:
Assets
Swaps	$1,309	$--	$1,309	$--
Total Assets	$1,309	$--	$1,309	$--
Liabilities
Futures Contracts	$(731)	$(731)	$--	$--
Swaps	(2,690)	--	(2,690)	--
Total Liabilities	$(3,421)	$(731)	$(2,690)	$--
Total Derivative Instruments:	$(2,112)	$(731)	$(1,381)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,703,345)	$--	$(1,703,345)	$--
Total Other Financial Instruments:	$(1,703,345)	$--	$(1,703,345)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(1,393)
Total Credit Risk	0	(1,393)
Interest Rate Risk
Futures Contracts(b)	0	(731)
Purchased Swaptions(c)	17,882	0
Swaps(d)	1,309	(1,297)
Total Interest Rate Risk	19,191	(2,028)
Total Value of Derivatives	$19,191	$(3,421)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Cayman Islands	4.3%
United Kingdom	1.9%
Mexico	1.6%
Others (Individually Less Than 1%)	5.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $63,334,370)	$66,117,584
Fidelity Central Funds (cost $23,808,530)	24,292,107
Total Investment in Securities (cost $87,142,900)		$90,409,691
Cash		41,779
Receivable for TBA sale commitments		1,702,011
Receivable for fund shares sold		353,992
Interest receivable		332,365
Distributions receivable from Fidelity Central Funds		200
Receivable for daily variation margin on futures contracts		47
Receivable for daily variation margin on centrally cleared OTC swaps		346
Total assets		92,840,431
Liabilities
Payable for investments purchased
Regular delivery	$17,803
Delayed delivery	3,389,467
TBA sale commitments, at value	1,703,345
Payable for fund shares redeemed	74,323
Bi-lateral OTC swaps, at value	1,393
Total liabilities		5,186,331
Net Assets		$87,654,100
Net Assets consist of:
Paid in capital		$84,345,961
Total accumulated earnings (loss)		3,308,139
Net Assets		$87,654,100
Net Asset Value, offering price and redemption price per share ($87,654,100 ÷ 8,136,084 shares)		$10.77

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$1,428,711
Income from Fidelity Central Funds		660,160
Total income		2,088,871
Expenses
Independent trustees' fees and expenses	$223
Miscellaneous	38
Total expenses		261
Net investment income (loss)		2,088,610
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,368)
Fidelity Central Funds	(10,506)
Futures contracts	(12,285)
Swaps	1,139
Written options	1,977
Capital gain distributions from Fidelity Central Funds	179,496
Total net realized gain (loss)		144,453
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	57,311
Fidelity Central Funds	129,115
Futures contracts	(675)
Swaps	15,524
Written options	(4,217)
Delayed delivery commitments	(649)
Total change in net unrealized appreciation (depreciation)		196,409
Net gain (loss)		340,862
Net increase (decrease) in net assets resulting from operations		$2,429,472

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,088,610	$1,987,626
Net realized gain (loss)	144,453	2,639,907
Change in net unrealized appreciation (depreciation)	196,409	1,060,790
Net increase (decrease) in net assets resulting from operations	2,429,472	5,688,323
Distributions to shareholders	(4,335,864)	(1,937,532)
Share transactions
Proceeds from sales of shares	41,398,446	62,973,630
Reinvestment of distributions	4,335,864	1,937,532
Cost of shares redeemed	(30,557,707)	(45,452,590)
Net increase (decrease) in net assets resulting from share transactions	15,176,603	19,458,572
Total increase (decrease) in net assets	13,270,211	23,209,363
Net Assets
Beginning of period	74,383,889	51,174,526
End of period	$87,654,100	$74,383,889
Other Information
Shares
Sold	3,853,433	5,975,442
Issued in reinvestment of distributions	403,948	182,999
Redeemed	(2,845,834)	(4,340,573)
Net increase (decrease)	1,411,547	1,817,868

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Core Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.06	$10.43	$9.82	$10.22	$10.00
Income from Investment Operations
Net investment income (loss)B	.278	.328	.355	.323	.145
Net realized and unrealized gain (loss)	.032	.623	.614	(.355)	.209
Total from investment operations	.310	.951	.969	(.032)	.354
Distributions from net investment income	(.272)	(.321)	(.359)	(.316)	(.134)
Distributions from net realized gain	(.328)	–	–	(.052)	–
Total distributions	(.600)	(.321)	(.359)	(.368)	(.134)
Net asset value, end of period	$10.77	$11.06	$10.43	$9.82	$10.22
Total ReturnC,D	2.93%	9.30%	10.11%	(.30)%	3.55%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	2.59%	3.11%	3.59%	3.26%	2.94%H
Supplemental Data
Net assets, end of period (000 omitted)	$87,654	$74,384	$51,175	$34,273	$28,803
Portfolio turnover rateI	139%	205%	102%	44%	60%J

 A For the period March 7, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Flex Core Bond Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, municipal securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, futures and options transactions, market discount, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,836,006
Gross unrealized depreciation	(513,001)
Net unrealized appreciation (depreciation)	$3,323,005
Tax Cost	$87,085,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$53,473
Net unrealized appreciation (depreciation) on securities and other investments	$3,292,054

The Fund intends to elect to defer to its next fiscal year $37,286 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$3,551,047	$ 1,937,532
Long-term Capital Gains	784,817	–
Total	$4,335,864	$ 1,937,532

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(4,725)	$1,732
Total Credit Risk	$(4,725)	$1,732
Interest Rate Risk
Futures Contracts	$(12,285)	$(675)
Purchased Options	(7,254)	(8,825)
Swaps	5,864	13,792
Written Options	1,977	(4,217)
Total Interest Rate Risk	$(11,698)	$75
Totals	$(16,423)	$1,807

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Core Bond Fund	50,238,892	51,208,760

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Flex Core Bond Fund	$38

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Flex Core Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Core Bond Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the four years in the period ended August 31, 2021 and for the period March 7, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Flex Core Bond Fund	- %-C
Actual		$1,000.00	$1,023.30	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $59,011, or, if subsequently determined to be different, the net capital gain of such year.

A total of 15.51% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,612,283 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $1,906,785 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

ZCD-ANN-1021
1.9881607.104

Fidelity® Total Bond K6 Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Total Bond K6 Fund	2.53%	4.78%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Total Bond K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$12,206	Fidelity® Total Bond K6 Fund
$11,776	Bloomberg U.S. Aggregate Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Celso Munoz and Ford O’Neil:   For the fiscal year, the fund returned 2.53%, outpacing, net of fees, the -0.08% return of the Bloomberg U.S. Aggregate Bond Index. Security selection among investment-grade corporate bonds added notable value for the period. Within corporates, choices among financial institutions boosted the fund’s relative return, such as the fund’s stake in Omega Healthcare Investors. Selections in the consumer non-cyclical and energy segments also contributed, as did non-index exposure to investment-grade corporate bonds that were downgraded to below-investment grade, such as Ford Motor and Occidental Petroleum. Allocations to “plus” sectors, including high-yield bonds, leveraged loans, emerging-markets debt and high-yield commercial mortgage-backed securities also added considerable value. Elsewhere, underweighting nominal U.S. Treasuries and mortgage-backed securities aided the fund’s return versus the index, as did non-benchmark exposure to Treasury Inflation-Protected Securities. Picks among government-related securities produced a positive relative result as well. Conversely, the fund’s positioning along the yield curve and allocations among industrial bonds detracted. Small exposure to Argentina securities modestly hurt as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	48.2%
AAA	5.2%
AA	0.9%
A	5.7%
BBB	18.6%
BB and Below	18.5%
Not Rated	2.2%
Equities	0.1%
Short-Term Investments and Net Other Assets	0.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes. Securities rated BB or below were rated investment grade at the time of acquisition.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*,**,***
Corporate Bonds	35.5%
U.S. Government and U.S. Government Agency Obligations	48.2%
Asset-Backed Securities	5.0%
CMOs and Other Mortgage Related Securities	3.1%
Municipal Bonds	0.3%
Stocks	0.1%
Other Investments	7.2%
Short-Term Investments and Net Other Assets (Liabilities)†	0.6%

 * Foreign investments - 15.0%

 ** Futures and Swaps - 2.9%

 *** Written options - (0.2%)

 † Net Other Assets (Liabilities) are not included in the pie chart

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 27.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.55% 12/1/33 (a)	$339,000	$340,724
3.8% 12/1/57 (a)	4,105,000	4,366,044
4.3% 2/15/30	559,000	650,350
4.45% 4/1/24	51,000	55,488
5.15% 11/15/46	1,000,000	1,285,899
6.2% 3/15/40	840,000	1,146,484
6.3% 1/15/38	1,100,000	1,564,551
Verizon Communications, Inc.:
2.1% 3/22/28	1,151,000	1,181,517
2.55% 3/21/31	1,065,000	1,100,084
3% 3/22/27	263,000	284,531
4.862% 8/21/46	1,250,000	1,627,301
5.012% 4/15/49	16,000	21,365
		13,624,338
Entertainment - 0.1%
The Walt Disney Co. 3.8% 3/22/30	2,050,000	2,363,359
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.908% 7/23/25	945,000	1,069,263
5.375% 5/1/47	2,000,000	2,461,110
5.75% 4/1/48	861,000	1,107,416
Comcast Corp. 6.45% 3/15/37	365,000	538,882
Discovery Communications LLC:
3.625% 5/15/30	708,000	775,612
4.65% 5/15/50	1,913,000	2,269,745
Fox Corp.:
3.666% 1/25/22	123,000	124,660
4.03% 1/25/24	216,000	232,721
4.709% 1/25/29	312,000	367,311
5.476% 1/25/39	308,000	399,705
Time Warner Cable LLC:
6.75% 6/15/39	545,000	761,173
7.3% 7/1/38	2,420,000	3,525,287
		13,632,885
Wireless Telecommunication Services - 0.3%
Millicom International Cellular SA 6.25% 3/25/29 (a)	1,440,000	1,579,320
T-Mobile U.S.A., Inc.:
3.75% 4/15/27	1,250,000	1,383,463
3.875% 4/15/30	2,100,000	2,352,882
4.375% 4/15/40	269,000	313,393
4.5% 4/15/50	528,000	633,098
		6,262,156

TOTAL COMMUNICATION SERVICES		35,882,738

CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.3%
General Motors Financial Co., Inc. 4.375% 9/25/21	3,950,000	3,960,119
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	1,167,000	1,187,090
3.125% 5/12/23 (a)	1,017,000	1,059,097
		6,206,306
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
3.5% 7/1/27	353,000	391,852
3.6% 7/1/30	419,000	473,189
		865,041
Leisure Products - 0.1%
Hasbro, Inc.:
2.6% 11/19/22	391,000	400,949
3% 11/19/24	890,000	945,325
		1,346,274
Specialty Retail - 0.2%
AutoNation, Inc. 4.75% 6/1/30	156,000	183,998
AutoZone, Inc.:
3.625% 4/15/25	239,000	260,230
4% 4/15/30	1,110,000	1,271,396
Lowe's Companies, Inc. 4.5% 4/15/30	798,000	947,144
O'Reilly Automotive, Inc. 4.2% 4/1/30	246,000	285,699
		2,948,467

TOTAL CONSUMER DISCRETIONARY		11,366,088

CONSUMER STAPLES - 2.2%
Beverages - 1.3%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	2,133,000	2,609,393
4.9% 2/1/46	4,500,000	5,683,070
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	900,000	1,002,430
4.35% 6/1/40	720,000	863,528
4.5% 6/1/50	1,000,000	1,243,199
4.75% 4/15/58	613,000	779,344
5.45% 1/23/39	800,000	1,056,843
5.55% 1/23/49	1,824,000	2,535,550
5.8% 1/23/59 (Reg. S)	1,933,000	2,862,532
Molson Coors Beverage Co. 5% 5/1/42	2,945,000	3,665,347
The Coca-Cola Co.:
3.375% 3/25/27	1,279,000	1,426,262
3.45% 3/25/30	713,000	808,571
		24,536,069
Food & Staples Retailing - 0.1%
Sysco Corp.:
5.65% 4/1/25	580,000	669,068
5.95% 4/1/30	471,000	607,067
6.6% 4/1/50	710,000	1,136,322
		2,412,457
Food Products - 0.1%
JBS U.S.A. Lux SA / JBS Food Co. 6.5% 4/15/29 (a)	1,800,000	2,038,500
Tobacco - 0.7%
Altria Group, Inc.:
3.875% 9/16/46	1,521,000	1,535,825
4.25% 8/9/42	932,000	988,241
4.5% 5/2/43	632,000	695,033
4.8% 2/14/29	173,000	201,222
5.375% 1/31/44	1,137,000	1,367,423
5.95% 2/14/49	600,000	779,126
BAT Capital Corp.:
4.7% 4/2/27	1,252,000	1,422,269
4.906% 4/2/30	1,500,000	1,739,603
5.282% 4/2/50	1,500,000	1,765,684
Imperial Tobacco Finance PLC 4.25% 7/21/25 (a)	1,564,000	1,717,318
Reynolds American, Inc. 7.25% 6/15/37	75,000	102,107
		12,313,851

TOTAL CONSUMER STAPLES		41,300,877

ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
Canadian Natural Resources Ltd.:
2.05% 7/15/25	5,400,000	5,555,735
3.85% 6/1/27	2,700,000	2,975,312
3.9% 2/1/25	525,000	569,628
5.85% 2/1/35	525,000	679,834
Cenovus Energy, Inc. 4.25% 4/15/27	1,203,000	1,334,727
Columbia Pipeline Group, Inc.:
4.5% 6/1/25	25,000	27,969
5.8% 6/1/45	10,000	14,004
DCP Midstream Operating LP:
3.875% 3/15/23	520,000	534,300
5.85% 5/21/43 (a)(b)	2,820,000	2,608,500
Enbridge, Inc. 4.25% 12/1/26	525,000	590,006
Energy Transfer LP:
3.75% 5/15/30	481,000	522,255
4.2% 9/15/23	145,000	154,362
4.25% 3/15/23	195,000	203,865
4.5% 4/15/24	215,000	233,511
4.95% 6/15/28	494,000	572,204
5% 5/15/50	1,076,000	1,260,668
5.25% 4/15/29	350,000	412,289
5.4% 10/1/47	923,000	1,120,396
5.8% 6/15/38	275,000	339,173
6% 6/15/48	1,179,000	1,506,396
6.25% 4/15/49	241,000	319,051
Exxon Mobil Corp. 3.482% 3/19/30	3,150,000	3,541,452
Hess Corp.:
4.3% 4/1/27	1,146,000	1,273,231
5.6% 2/15/41	288,000	359,374
5.8% 4/1/47	874,000	1,136,724
7.125% 3/15/33	201,000	271,315
7.3% 8/15/31	231,000	314,145
Kinder Morgan Energy Partners LP:
3.45% 2/15/23	362,000	374,690
6.55% 9/15/40	1,365,000	1,925,087
Kinder Morgan, Inc. 5.55% 6/1/45	415,000	538,499
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2231% 9/9/22 (b)(c)	469,000	468,988
4.5% 7/15/23	274,000	291,044
4.8% 2/15/29	175,000	204,865
4.875% 12/1/24	272,000	302,651
5.5% 2/15/49	525,000	677,936
Occidental Petroleum Corp.:
3.2% 8/15/26	121,000	124,809
3.5% 8/15/29	382,000	395,863
4.3% 8/15/39	56,000	56,980
4.4% 8/15/49	56,000	56,437
4.5% 7/15/44	1,032,000	1,052,640
5.55% 3/15/26	831,000	926,565
6.2% 3/15/40	700,000	834,827
6.45% 9/15/36	600,000	750,000
6.6% 3/15/46	807,000	1,020,944
7.5% 5/1/31	927,000	1,212,915
Ovintiv, Inc.:
5.15% 11/15/41	1,916,000	2,131,920
6.625% 8/15/37	350,000	480,647
7.375% 11/1/31	435,000	582,518
8.125% 9/15/30	1,083,000	1,475,941
Petroleos Mexicanos:
5.95% 1/28/31	2,980,000	2,926,062
6.35% 2/12/48	3,548,000	2,988,835
6.49% 1/23/27	570,000	602,490
6.5% 3/13/27	20,000	21,170
6.75% 9/21/47	5,720,000	5,025,020
6.84% 1/23/30	7,272,000	7,590,150
6.95% 1/28/60	989,000	865,078
7.69% 1/23/50	2,090,000	1,995,469
Phillips 66 Co.:
3.7% 4/6/23	97,000	101,868
3.85% 4/9/25	125,000	136,662
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	4,767,000	5,049,290
3.6% 11/1/24	266,000	283,549
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	393,000	398,045
Sabine Pass Liquefaction LLC 4.5% 5/15/30	1,622,000	1,878,870
The Williams Companies, Inc.:
3.5% 11/15/30	1,727,000	1,895,407
3.7% 1/15/23	2,000,000	2,072,325
4.3% 3/4/24	2,000,000	2,157,182
4.55% 6/24/24	70,000	76,670
5.75% 6/24/44	35,000	46,750
Transcontinental Gas Pipe Line Co. LLC 3.25% 5/15/30	207,000	224,092
Valero Energy Corp.:
2.7% 4/15/23	337,000	348,031
2.85% 4/15/25	194,000	204,745
Western Gas Partners LP:
3.95% 6/1/25	174,000	182,265
4.5% 3/1/28	200,000	215,500
4.65% 7/1/26	138,000	148,764
4.75% 8/15/28	168,000	184,850
		81,936,331
FINANCIALS - 12.1%
Banks - 4.5%
Bank of America Corp.:
2.299% 7/21/32 (b)	1,880,000	1,891,173
3.5% 4/19/26	2,630,000	2,895,729
3.705% 4/24/28 (b)	528,000	585,258
4.45% 3/3/26	245,000	276,340
Barclays Bank PLC 1.7% 5/12/22	582,000	587,306
Barclays PLC:
2.852% 5/7/26 (b)	1,652,000	1,748,433
4.375% 1/12/26	900,000	1,012,117
5.088% 6/20/30 (b)	1,421,000	1,658,943
5.2% 5/12/26	1,318,000	1,514,092
BNP Paribas SA 2.219% 6/9/26 (a)(b)	1,520,000	1,564,618
CIT Group, Inc.:
3.929% 6/19/24 (b)	270,000	283,163
6.125% 3/9/28	210,000	257,582
Citigroup, Inc.:
3.352% 4/24/25 (b)	953,000	1,015,706
4.3% 11/20/26	6,314,000	7,166,082
4.4% 6/10/25	2,266,000	2,520,872
4.412% 3/31/31 (b)	2,221,000	2,602,144
4.45% 9/29/27	4,372,000	5,006,969
5.5% 9/13/25	566,000	657,721
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	517,000	554,044
HSBC Holdings PLC 4.95% 3/31/30	298,000	359,896
Intesa Sanpaolo SpA:
4.198% 6/1/32 (a)	242,000	249,088
5.017% 6/26/24 (a)	200,000	217,102
5.71% 1/15/26 (a)	3,069,000	3,451,262
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	880,000	931,895
3.797% 7/23/24 (b)	35,000	37,138
3.882% 7/24/38 (b)	1,000,000	1,162,603
4.452% 12/5/29 (b)	5,500,000	6,423,292
4.493% 3/24/31 (b)	3,000,000	3,551,452
NatWest Markets PLC 2.375% 5/21/23 (a)	1,767,000	1,826,626
Rabobank Nederland 4.375% 8/4/25	500,000	558,908
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	951,000	1,014,793
5.125% 5/28/24	1,000,000	1,107,570
6% 12/19/23	1,237,000	1,378,179
6.1% 6/10/23	3,800,000	4,142,529
6.125% 12/15/22	6,545,000	6,998,095
Societe Generale:
1.038% 6/18/25 (a)(b)	3,800,000	3,783,068
1.488% 12/14/26 (a)(b)	1,953,000	1,942,568
UniCredit SpA 6.572% 1/14/22 (a)	948,000	968,093
Wells Fargo & Co.:
2.406% 10/30/25 (b)	927,000	968,685
4.478% 4/4/31 (b)	3,026,000	3,584,514
5.013% 4/4/51 (b)	2,880,000	4,010,256
Westpac Banking Corp. 4.11% 7/24/34 (b)	744,000	821,514
		83,287,418
Capital Markets - 3.8%
Affiliated Managers Group, Inc. 4.25% 2/15/24	390,000	423,593
Ares Capital Corp.:
3.875% 1/15/26	2,603,000	2,800,560
4.2% 6/10/24	1,716,000	1,845,381
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	2,086,000	2,171,262
3.75% 3/26/25	1,200,000	1,301,494
3.8% 6/9/23	1,250,000	1,317,993
3.869% 1/12/29 (a)(b)	1,570,000	1,736,167
4.194% 4/1/31 (a)(b)	2,010,000	2,277,056
4.207% 6/12/24 (a)(b)	500,000	529,649
4.55% 4/17/26	388,000	439,688
Deutsche Bank AG 4.5% 4/1/25	3,303,000	3,558,982
Deutsche Bank AG New York Branch:
4.1% 1/13/26	1,100,000	1,206,285
5% 2/14/22	1,568,000	1,599,730
5.882% 7/8/31 (b)	5,000,000	5,890,211
Goldman Sachs Group, Inc.:
2.383% 7/21/32 (b)	1,922,000	1,943,087
2.876% 10/31/22 (b)	170,000	170,683
3.2% 2/23/23	3,000,000	3,115,907
3.691% 6/5/28 (b)	4,660,000	5,176,087
3.75% 5/22/25	525,000	572,025
3.8% 3/15/30	3,630,000	4,092,878
3.814% 4/23/29 (b)	1,025,000	1,148,113
4.017% 10/31/38 (b)	1,000,000	1,170,142
4.223% 5/1/29 (b)	2,500,000	2,862,254
6.75% 10/1/37	278,000	405,051
Moody's Corp.:
3.25% 1/15/28	10,000	10,951
3.75% 3/24/25	1,044,000	1,141,252
4.875% 2/15/24	9,000	9,830
Morgan Stanley:
3.125% 7/27/26	2,621,000	2,844,122
3.622% 4/1/31 (b)	2,099,000	2,351,020
3.737% 4/24/24 (b)	2,500,000	2,631,574
4.431% 1/23/30 (b)	2,242,000	2,613,563
5% 11/24/25	5,722,000	6,584,874
State Street Corp. 2.825% 3/30/23 (b)	142,000	144,112
UBS Group AG:
1.494% 8/10/27 (a)(b)	1,190,000	1,188,556
2.859% 8/15/23 (a)(b)	1,000,000	1,022,979
4.125% 9/24/25 (a)	500,000	556,732
		68,853,843
Consumer Finance - 2.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
2.875% 8/14/24	1,196,000	1,247,358
4.125% 7/3/23	512,000	540,669
4.45% 4/3/26	561,000	615,316
4.875% 1/16/24	843,000	914,952
6.5% 7/15/25	731,000	852,906
Ally Financial, Inc.:
1.45% 10/2/23	462,000	468,935
3.05% 6/5/23	1,940,000	2,017,238
5.125% 9/30/24	465,000	521,809
5.75% 11/20/25	1,560,000	1,787,202
5.8% 5/1/25	1,072,000	1,240,689
8% 11/1/31	549,000	804,810
Capital One Financial Corp.:
2.6% 5/11/23	1,522,000	1,575,840
3.65% 5/11/27	2,746,000	3,064,841
3.8% 1/31/28	877,000	984,229
Discover Financial Services:
3.95% 11/6/24	4,380,000	4,767,681
4.1% 2/9/27	284,000	319,474
4.5% 1/30/26	803,000	906,538
Ford Motor Credit Co. LLC:
3.096% 5/4/23	2,000,000	2,044,400
4.063% 11/1/24	4,206,000	4,445,532
5.584% 3/18/24	1,113,000	1,204,823
5.596% 1/7/22	1,038,000	1,051,598
Synchrony Financial:
2.85% 7/25/22	302,000	308,298
3.95% 12/1/27	3,042,000	3,390,422
4.375% 3/19/24	1,056,000	1,143,007
5.15% 3/19/29	1,958,000	2,318,611
Toyota Motor Credit Corp. 2.9% 3/30/23	1,619,000	1,684,427
		40,221,605
Diversified Financial Services - 0.8%
Brixmor Operating Partnership LP:
3.25% 9/15/23	1,035,000	1,084,819
3.85% 2/1/25	2,100,000	2,280,190
4.05% 7/1/30	1,055,000	1,194,134
4.125% 5/15/29	1,000,000	1,139,375
Equitable Holdings, Inc. 3.9% 4/20/23	72,000	75,810
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	5,175,000	5,678,352
Pine Street Trust I 4.572% 2/15/29 (a)	1,030,000	1,182,319
Pine Street Trust II 5.568% 2/15/49 (a)	1,000,000	1,334,795
		13,969,794
Insurance - 0.8%
AIA Group Ltd. 3.375% 4/7/30 (a)	1,502,000	1,662,454
American International Group, Inc.:
2.5% 6/30/25	2,900,000	3,049,458
3.4% 6/30/30	2,900,000	3,189,461
Five Corners Funding Trust II 2.85% 5/15/30 (a)	1,953,000	2,076,419
Marsh & McLennan Companies, Inc. 4.375% 3/15/29	678,000	796,924
Pacific LifeCorp 5.125% 1/30/43 (a)	950,000	1,224,101
Pricoa Global Funding I 5.375% 5/15/45 (b)	1,045,000	1,160,413
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	400,000	459,399
TIAA Asset Management Finance LLC 4.125% 11/1/24 (a)	80,000	88,225
Unum Group:
3.875% 11/5/25	50,000	54,745
4% 6/15/29	852,000	956,691
		14,718,290

TOTAL FINANCIALS		221,050,950

HEALTH CARE - 1.1%
Biotechnology - 0.0%
AbbVie, Inc. 3.45% 3/15/22	40,000	40,467
Health Care Providers & Services - 0.6%
Centene Corp.:
2.45% 7/15/28	1,670,000	1,694,152
2.625% 8/1/31	800,000	811,000
3.375% 2/15/30	815,000	851,675
4.25% 12/15/27	880,000	929,500
4.625% 12/15/29	1,370,000	1,502,739
Cigna Corp.:
3.05% 10/15/27	500,000	539,601
4.375% 10/15/28	884,000	1,031,498
4.8% 8/15/38	550,000	688,041
CVS Health Corp.:
3% 8/15/26	125,000	134,943
3.625% 4/1/27	375,000	416,151
4.78% 3/25/38	2,092,000	2,603,450
Toledo Hospital 5.325% 11/15/28	319,000	365,876
		11,568,626
Pharmaceuticals - 0.5%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	3,209,000	3,572,637
Elanco Animal Health, Inc.:
5.272% 8/28/23 (b)	459,000	491,704
5.9% 8/28/28 (b)	194,000	227,098
Mylan NV 4.55% 4/15/28	450,000	518,820
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23	600,000	593,094
Utah Acquisition Sub, Inc. 3.95% 6/15/26	1,370,000	1,518,563
Viatris, Inc.:
1.125% 6/22/22 (a)	614,000	617,352
1.65% 6/22/25 (a)	197,000	200,160
2.7% 6/22/30 (a)	1,003,000	1,026,317
3.85% 6/22/40 (a)	437,000	473,332
		9,239,077

TOTAL HEALTH CARE		20,848,170

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc. 3.8% 10/7/24 (a)	1,040,000	1,128,545
The Boeing Co.:
5.04% 5/1/27	723,000	833,503
5.15% 5/1/30	723,000	855,427
5.705% 5/1/40	720,000	932,443
5.805% 5/1/50	700,000	950,744
5.93% 5/1/60	720,000	1,000,751
		5,701,413
Trading Companies & Distributors - 0.3%
Air Lease Corp.:
2.25% 1/15/23	259,000	265,235
3.375% 7/1/25	1,294,000	1,385,325
3.875% 7/3/23	877,000	926,001
4.25% 2/1/24	977,000	1,052,424
International Lease Finance Corp. 5.875% 8/15/22	2,000,000	2,102,306
		5,731,291
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.:
3.95% 7/1/24 (a)	380,000	405,355
4.25% 4/15/26 (a)	290,000	314,441
4.375% 5/1/26 (a)	880,000	956,236
5.25% 5/15/24 (a)	730,000	800,398
		2,476,430

TOTAL INDUSTRIALS		13,909,134

INFORMATION TECHNOLOGY - 1.2%
Electronic Equipment & Components - 0.1%
Dell International LLC/EMC Corp.:
5.45% 6/15/23	800,000	862,179
5.85% 7/15/25	263,000	307,279
6.02% 6/15/26	258,000	308,130
6.1% 7/15/27	483,000	595,654
6.2% 7/15/30	418,000	536,839
		2,610,081
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom, Inc.:
1.95% 2/15/28 (a)	351,000	350,835
2.45% 2/15/31 (a)	3,421,000	3,390,264
2.6% 2/15/33 (a)	3,032,000	3,002,711
3.5% 2/15/41 (a)	2,410,000	2,483,370
3.75% 2/15/51 (a)	1,131,000	1,177,249
Micron Technology, Inc. 2.497% 4/24/23	1,434,000	1,478,511
		11,882,940
Software - 0.4%
Oracle Corp.:
1.65% 3/25/26	1,241,000	1,260,707
2.3% 3/25/28	1,961,000	2,026,313
2.8% 4/1/27	1,423,000	1,518,143
2.875% 3/25/31	2,460,000	2,591,021
		7,396,184

TOTAL INFORMATION TECHNOLOGY		21,889,205

MATERIALS - 0.1%
Chemicals - 0.1%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. LP 5.125% 4/1/25 (a)	1,206,000	1,376,823
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Alexandria Real Estate Equities, Inc. 4.9% 12/15/30	857,000	1,054,616
American Homes 4 Rent LP 2.375% 7/15/31	153,000	153,664
Boston Properties, Inc.:
3.25% 1/30/31	792,000	853,167
4.5% 12/1/28	605,000	708,095
Corporate Office Properties LP:
2.25% 3/15/26	348,000	358,921
2.75% 4/15/31	235,000	239,814
5% 7/1/25	3,650,000	4,106,841
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	260,000	278,186
3.5% 8/1/26	270,000	295,207
Healthpeak Properties, Inc.:
3.25% 7/15/26	113,000	122,984
3.5% 7/15/29	129,000	143,288
Hudson Pacific Properties LP 4.65% 4/1/29	1,473,000	1,715,519
Lexington Corporate Properties Trust 2.7% 9/15/30	387,000	397,583
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	1,013,000	1,022,279
3.375% 2/1/31	701,000	722,915
3.625% 10/1/29	1,155,000	1,230,751
4.375% 8/1/23	343,000	364,148
4.75% 1/15/28	3,349,000	3,805,600
4.95% 4/1/24	2,400,000	2,614,970
Realty Income Corp. 3.25% 1/15/31	213,000	235,248
Retail Properties America, Inc. 4.75% 9/15/30	79,000	88,468
Simon Property Group LP 2.45% 9/13/29	333,000	343,913
Store Capital Corp.:
2.75% 11/18/30	424,000	431,779
4.625% 3/15/29	315,000	361,253
Ventas Realty LP:
3% 1/15/30	1,531,000	1,614,893
3.5% 2/1/25	1,265,000	1,361,862
4% 3/1/28	218,000	244,858
4.75% 11/15/30	2,100,000	2,503,460
VEREIT Operating Partnership LP:
2.2% 6/15/28	172,000	176,086
2.85% 12/15/32	211,000	223,240
3.4% 1/15/28	320,000	349,434
Vornado Realty LP 2.15% 6/1/26	374,000	382,853
WP Carey, Inc.:
3.85% 7/15/29	246,000	274,567
4% 2/1/25	489,000	532,819
4.6% 4/1/24	1,250,000	1,359,876
		30,673,157
Real Estate Management & Development - 0.4%
Brandywine Operating Partnership LP:
3.95% 2/15/23	560,000	582,790
3.95% 11/15/27	421,000	460,934
4.1% 10/1/24	995,000	1,075,605
4.55% 10/1/29	260,000	294,056
CBRE Group, Inc. 2.5% 4/1/31	1,070,000	1,087,859
Sun Communities Operating LP 2.7% 7/15/31	718,000	731,120
Tanger Properties LP:
2.75% 9/1/31	897,000	874,742
3.125% 9/1/26	2,775,000	2,902,409
3.875% 12/1/23	514,000	548,595
		8,558,110

TOTAL REAL ESTATE		39,231,267

UTILITIES - 1.2%
Electric Utilities - 0.7%
Cleco Corporate Holdings LLC:
3.375% 9/15/29	2,173,000	2,271,320
3.743% 5/1/26	1,337,000	1,459,826
Duke Energy Corp. 2.45% 6/1/30	565,000	579,813
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	276,000	274,578
2.775% 1/7/32 (a)	935,000	948,998
Edison International 5.75% 6/15/27	2,985,000	3,411,844
Entergy Corp. 2.8% 6/15/30	580,000	605,940
Exelon Corp. 4.05% 4/15/30	365,000	418,521
FirstEnergy Corp.:
4.75% 3/15/23	45,000	46,854
7.375% 11/15/31	1,805,000	2,520,917
IPALCO Enterprises, Inc. 3.7% 9/1/24	172,000	184,391
		12,723,002
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.:
3.3% 7/15/25 (a)	1,747,000	1,866,617
3.95% 7/15/30 (a)	1,523,000	1,697,993
		3,564,610
Multi-Utilities - 0.3%
Berkshire Hathaway Energy Co. 4.05% 4/15/25	2,556,000	2,824,390
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30	165,000	182,488
NiSource, Inc. 2.95% 9/1/29	1,708,000	1,819,547
Puget Energy, Inc. 4.1% 6/15/30	683,000	765,942
		5,592,367

TOTAL UTILITIES		21,879,979

TOTAL NONCONVERTIBLE BONDS
(Cost $465,734,705)		510,671,562

U.S. Government and Government Agency Obligations - 34.0%
U.S. Treasury Inflation-Protected Obligations - 2.4%
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$4,278,637	$4,860,057
0.25% 2/15/50	3,402,864	3,963,711
0.875% 2/15/47	8,043,221	10,629,324
1% 2/15/49	1,943,496	2,685,418
U.S. Treasury Inflation-Indexed Notes:
0.25% 7/15/29	5,029,375	5,678,740
0.75% 7/15/28	952,494	1,105,874
0.875% 1/15/29	12,680,778	14,876,516

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		43,799,640

U.S. Treasury Obligations - 31.6%
U.S. Treasury Bonds:
1.125% 5/15/40	8,834,000	7,869,852
2% 8/15/51	30,626,000	31,171,526
2.375% 5/15/51	53,813,000	59,429,732
3% 2/15/47	24,645,000	30,144,878
U.S. Treasury Notes:
0.25% 5/15/24	1,280,000	1,276,550
0.25% 7/31/25	33,235,000	32,779,317
0.375% 12/31/25	13,450,000	13,272,943
0.75% 3/31/26	33,344,000	33,385,680
0.75% 4/30/26	21,500,000	21,516,797
0.875% 6/30/26	37,530,000	37,738,174
1.125% 2/15/31 (d)	61,339,000	60,514,757
1.25% 5/31/28	96,952,000	98,224,478
2.125% 3/31/24	3,683,000	3,854,058
2.125% 7/31/24	38,835,000	40,801,022
2.125% 5/31/26	21,170,000	22,532,819
2.25% 12/31/24	2,843,000	3,009,915
2.5% 1/31/24	15,400,000	16,217,523
2.5% 2/28/26	60,080,000	64,874,666

TOTAL U.S. TREASURY OBLIGATIONS		578,614,687

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $604,377,434)		622,414,327

U.S. Government Agency - Mortgage Securities - 4.1%
Fannie Mae - 0.0%
2% 11/1/50	49,329	50,088
4% 7/1/47	150,379	161,594

TOTAL FANNIE MAE		211,682

Ginnie Mae - 0.6%
2% 9/1/51 (e)	450,000	459,504
2% 9/1/51 (e)	600,000	612,672
2% 9/1/51 (e)	250,000	255,280
2% 9/1/51 (e)	450,000	459,504
2% 9/1/51 (e)	300,000	306,336
2% 9/1/51 (e)	300,000	306,336
2% 9/1/51 (e)	700,000	714,784
2% 9/1/51 (e)	125,000	127,640
2% 9/1/51 (e)	250,000	255,280
2% 9/1/51 (e)	125,000	127,640
2% 9/1/51 (e)	50,000	51,056
2% 10/1/51 (e)	600,000	611,594
2% 10/1/51 (e)	600,000	611,594
3% 5/20/51	99,207	103,988
3% 9/1/51 (e)	450,000	470,426
3% 9/1/51 (e)	450,000	470,426
3% 9/1/51 (e)	300,000	313,617
3% 9/1/51 (e)	350,000	365,887
3% 9/1/51 (e)	250,000	261,348
3% 9/1/51 (e)	350,000	365,887
3% 9/1/51 (e)	850,000	888,582
3% 9/1/51 (e)	250,000	261,348
3% 9/1/51 (e)	400,000	418,156
3% 9/1/51 (e)	350,000	365,887
3% 9/1/51 (e)	350,000	365,887
3% 9/1/51 (e)	350,000	365,887
3% 10/1/51 (e)	550,000	573,934

TOTAL GINNIE MAE		10,490,480

Uniform Mortgage Backed Securities - 3.5%
1.5% 9/1/51 (e)	800,000	786,363
1.5% 9/1/51 (e)	400,000	393,181
1.5% 9/1/51 (e)	1,800,000	1,769,317
1.5% 9/1/51 (e)	950,000	933,806
1.5% 9/1/51 (e)	1,200,000	1,179,544
1.5% 9/1/51 (e)	700,000	688,068
1.5% 10/1/51 (e)	300,000	294,347
1.5% 10/1/51 (e)	850,000	833,983
1.5% 10/1/51 (e)	700,000	686,810
2% 9/1/51 (e)	450,000	456,409
2% 9/1/51 (e)	450,000	456,409
2% 9/1/51 (e)	300,000	304,273
2% 9/1/51 (e)	350,000	354,985
2% 9/1/51 (e)	700,000	709,970
2% 9/1/51 (e)	600,000	608,545
2% 9/1/51 (e)	800,000	811,394
2% 9/1/51 (e)	450,000	456,409
2% 9/1/51 (e)	1,200,000	1,217,091
2% 9/1/51 (e)	1,150,000	1,166,379
2% 9/1/51 (e)	650,000	659,258
2% 9/1/51 (e)	550,000	557,833
2% 9/1/51 (e)	100,000	101,424
2% 9/1/51 (e)	700,000	709,970
2% 9/1/51 (e)	300,000	304,273
2% 9/1/51 (e)	400,000	405,697
2% 10/1/51 (e)	350,000	354,329
2% 10/1/51 (e)	350,000	354,329
2% 10/1/51 (e)	700,000	708,657
2% 10/1/51 (e)	700,000	708,657
2% 10/1/51 (e)	700,000	708,657
2% 10/1/51 (e)	700,000	708,657
2% 10/1/51 (e)	700,000	708,657
2% 10/1/51 (e)	600,000	607,420
2.5% 9/1/51 (e)	1,450,000	1,506,188
2.5% 9/1/51 (e)	850,000	882,938
2.5% 9/1/51 (e)	400,000	415,500
2.5% 9/1/51 (e)	650,000	675,188
2.5% 9/1/51 (e)	1,000,000	1,038,750
2.5% 9/1/51 (e)	650,000	675,188
2.5% 9/1/51 (e)	1,100,000	1,142,625
2.5% 9/1/51 (e)	1,400,000	1,454,250
2.5% 9/1/51 (e)	200,000	207,750
2.5% 9/1/51 (e)	1,300,000	1,350,375
2.5% 9/1/51 (e)	1,400,000	1,454,250
2.5% 10/1/51 (e)	2,250,000	2,332,618
2.5% 10/1/51 (e)	1,650,000	1,710,586
3% 9/1/51 (e)	2,900,000	3,033,445
3% 9/1/51 (e)	1,800,000	1,882,828
3% 9/1/51 (e)	1,000,000	1,046,016
3% 9/1/51 (e)	1,800,000	1,882,828
3% 9/1/51 (e)	1,300,000	1,359,820
3% 9/1/51 (e)	700,000	732,211
3% 9/1/51 (e)	1,800,000	1,882,828
3% 9/1/51 (e)	1,250,000	1,307,520
3% 9/1/51 (e)	1,600,000	1,673,625
3% 9/1/51 (e)	50,000	52,301
3% 9/1/51 (e)	1,000,000	1,046,016
3% 10/1/51 (e)	1,750,000	1,829,570
3% 10/1/51 (e)	1,250,000	1,306,836
3% 10/1/51 (e)	1,750,000	1,829,570
3% 10/1/51 (e)	1,250,000	1,306,836
3.5% 9/1/51 (e)	1,500,000	1,586,719
3.5% 9/1/51 (e)	800,000	846,250
3.5% 9/1/51 (e)	650,000	687,578
3.5% 9/1/51 (e)	50,000	52,891
3.5% 9/1/51 (e)	600,000	634,688
3.5% 10/1/51 (e)	850,000	899,639

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		63,431,322

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $74,030,996)		74,133,484

Asset-Backed Securities - 5.0%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$230,627	$226,610
Series 2019-1 Class A, 3.844% 5/15/39 (a)	645,152	638,960
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	1,116,882	1,090,771
Class B, 4.458% 10/16/39 (a)	220,258	183,176
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	456,000	456,904
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5061% 10/15/31 (a)(b)(c)	980,000	980,768
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.3439% 1/17/32 (a)(b)(c)	1,670,000	1,669,995
AIMCO CLO Ltd. / AIMCO CLO LLC Series 2021-14A Class A, 3 month U.S. LIBOR + 0.990% 1.1879% 4/20/34 (a)(b)(c)	1,972,000	1,972,631
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.4643% 1/20/33 (a)(b)(c)	610,000	610,741
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 1.2907% 7/20/34 (a)(b)(c)	992,000	992,744
American Money Management Corp. Series 2012-11A Class A1R2, 3 month U.S. LIBOR + 1.010% 1.1385% 4/30/31 (a)(b)(c)	1,700,000	1,699,997
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	588,365	583,143
Class B, 4.335% 1/16/40 (a)	244,877	175,622
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 10/15/32 (a)(b)(c)	1,101,000	1,101,450
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.3461% 1/15/33 (a)(b)(c)	1,360,000	1,361,420
Ares LIX CLO Ltd. Series 2021-59A Class A, 3 month U.S. LIBOR + 1.030% 1.2149% 4/25/34 (a)(b)(c)	657,000	655,068
Ares LV CLO Ltd. Series 2021-55A Class A1R, 3 month U.S. LIBOR + 1.130% 1.2561% 7/15/34 (a)(b)(c)	1,286,000	1,287,444
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.1961% 4/15/34 (a)(b)(c)	1,398,000	1,398,681
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.3839% 4/17/33 (a)(b)(c)	460,000	460,730
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5261% 10/15/32 (a)(b)(c)	1,560,000	1,560,833
Barings CLO Ltd.:
Series 2021-1A Class A, 3 month U.S. LIBOR + 1.020% 1.02% 4/25/34 (a)(b)(c)	1,437,000	1,437,938
Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.3543% 1/20/32 (a)(b)(c)	1,680,000	1,680,259
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.4639% 1/17/33 (a)(b)(c)	673,000	674,016
Blackbird Capital Aircraft Series 2021-1A Class A, 2.443% 7/15/46 (a)	1,869,214	1,885,283
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1161% 4/15/29 (a)(b)(c)	1,388,000	1,385,672
Cascade Funding Mortgage Trust Series 2021-HB6 Class A, 0.8983% 6/25/36 (a)	1,078,833	1,079,131
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	904,744	905,212
Class B, 5.095% 4/15/39 (a)	488,890	469,500
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (a)	596,780	596,489
Series 2021-1A Class A, 3.474% 1/15/46 (a)	387,448	400,171
Cedar Funding Ltd. Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.4743% 10/20/32 (a)(b)(c)	898,000	898,820
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.3953% 10/25/32 (a)(b)(c)	920,000	920,179
CEDF Series 2021-6A Class ARR, 3 month U.S. LIBOR + 1.050% 1.1843% 4/20/34 (a)(b)(c)	1,199,000	1,200,374
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8343% 7/20/31 (a)(b)(c)	1,267,000	1,270,531
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3343% 4/20/34 (a)(b)(c)	1,620,000	1,618,160
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.4443% 1/20/34 (a)(b)(c)	2,220,000	2,222,897
Consumer Loan Underlying Bond Credit Trust Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	132,522	133,466
DB Master Finance LLC Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	1,107,820	1,115,176
Class A2II, 4.03% 11/20/47 (a)	461,270	489,514
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.4643% 10/20/32 (a)(b)(c)	1,183,000	1,183,801
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.3539% 1/18/32 (a)(b)(c)	710,000	710,493
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.4761% 10/15/32 (a)(b)(c)	1,146,000	1,146,497
Dryden Senior Loan Fund Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3139% 4/17/33 (a)(b)(c)	900,000	900,856
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.7761% 10/15/30 (a)(b)(c)	1,600,000	1,600,000
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.4961% 10/15/32 (a)(b)(c)	1,700,000	1,701,773
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.3761% 1/15/34 (a)(b)(c)	350,000	350,338
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (a)	600,000	600,798
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	795,638	795,625
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4448% 11/16/32 (a)(b)(c)	1,221,000	1,221,884
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.2613% 7/19/34 (a)(b)(c)	902,000	902,881
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4309% 11/20/33 (a)(b)(c)	1,560,000	1,562,491
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	404,050	410,866
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	504,465	504,663
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.3361% 1/15/33 (a)(b)(c)	820,000	820,792
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.0583% 1/22/28 (a)(b)(c)	929,672	929,670
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	1,690,000	1,694,413
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2021-45A Class AR, 3 month U.S. LIBOR + 1.120% 1.2461% 7/15/34 (a)(b)(c)	923,000	923,343
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A2R, 3 month U.S. LIBOR + 1.200% 1.3383% 1/22/31 (a)(b)(c)	364,000	364,036
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 10/15/32 (a)(b)(c)	578,000	579,164
Magnetite CLO Ltd. Series 2021-27A Class AR, 3 month U.S. LIBOR + 1.140% 0% 10/20/34 (a)(b)(c)	305,000	305,000
Magnetite XXI Ltd.:
Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.4561% 1/15/33 (a)(b)(c)	1,821,000	1,822,193
Series 2021-21A Class AR, 3 month U.S. LIBOR + 1.020% 1.1543% 4/20/34 (a)(b)(c)	1,158,000	1,160,690
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.1161% 1/15/34 (a)(b)(c)	1,480,000	1,480,111
Marlette Funding Trust Series 2019-4A Class A, 2.39% 12/17/29 (a)	109,308	109,706
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	288,627	296,729
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2043% 10/20/30 (a)(b)(c)	1,391,000	1,391,093
Nationstar HECM Loan Trust Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	706,691	706,317
Peace Park CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.130% 3% 10/20/34 (a)(b)(c)(e)	500,000	500,000
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2II, 4.666% 9/5/48 (a)	1,943,055	2,009,138
Series 2019-1A Class A2, 3.858% 12/5/49 (a)	953,480	983,467
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	941,665	937,466
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 1.12% 4/20/34 (a)(b)(c)	1,717,000	1,718,961
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	1,109,151	1,107,026
Class B, 4.335% 3/15/40 (a)	233,783	205,875
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	1,211,000	1,265,497
1.884% 7/15/50 (a)	498,000	508,730
2.328% 7/15/52 (a)	381,000	391,851
Symphony CLO Ltd. Series 2020-22A Class A1A, 3 month U.S. LIBOR + 1.290% 1.4239% 4/18/33 (a)(b)(c)	3,000,000	3,005,712
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.4461% 1/15/34 (a)(b)(c)	980,000	980,870
Symphony CLO XXV Ltd. / Symphony CLO XXV LLC Series 2021-25A Class A, 3 month U.S. LIBOR + 0.980% 1.1653% 4/19/34 (a)(b)(c)	1,453,000	1,454,078
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.2143% 4/20/33 (a)(b)(c)	1,290,000	1,288,968
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1343% 1/20/29 (a)(b)(c)	921,000	922,188
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	884,228	881,452
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	1,559,841	1,548,721
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7158% 3/25/58 (a)(b)	293,764	310,183
Voya CLO Ltd. Series 2019-2A Class A, 3 month U.S. LIBOR + 1.270% 1.4043% 7/20/32 (a)(b)(c)	1,290,000	1,290,156
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7339% 7/19/31 (a)(b)(c)	1,600,000	1,600,000
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4343% 10/20/31 (a)(b)(c)	2,080,000	2,080,424
Series 2021-2A Class A1R, 3 month U.S. LIBOR + 1.160% 1.16% 7/19/34 (a)(b)(c)	851,000	851,088
Voya CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.150% 1.15% 7/16/34 (a)(b)(c)	860,000	860,167
TOTAL ASSET-BACKED SECURITIES
(Cost $92,059,513)		92,368,717

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.3%
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	795,455	795,984
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	847,559	847,693
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (a)	522,904	532,529
Lanark Master Issuer PLC Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	2,275,000	2,313,193
New Residential Mortgage Loan Trust Series 2020-1A Class A1B, 3.5% 10/25/59 (a)	666,514	708,979
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.7043% 1/21/70 (a)(b)(c)	660,000	660,337
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $5,802,534)		5,858,715

Commercial Mortgage Securities - 2.8%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.846% 11/15/30 (a)(b)(c)	1,278,000	1,298,011
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	1,500,000	1,547,388
Class ANM, 3.112% 11/5/32 (a)	778,000	810,481
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	132,000	131,533
Class CNM, 3.8425% 11/5/32 (a)(b)	100,000	95,922
BANK sequential payer Series 2019-BN21 Class A5, 2.851% 10/17/52	134,000	144,457
Benchmark Mortgage Trust:
sequential payer Series 2018-B4 Class A5, 4.121% 7/15/51	151,000	174,199
Series 2019-B12 Class XA, 1.201% 8/15/52 (b)(f)	8,052,607	486,704
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.146% 11/15/28 (a)(b)(c)	760,000	768,297
BX Commercial Mortgage Trust:
floater Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.096% 12/15/36 (a)(b)(c)	754,557	754,557
Class C, 1 month U.S. LIBOR + 1.120% 1.216% 12/15/36 (a)(b)(c)	524,417	524,260
Class D, 1 month U.S. LIBOR + 1.250% 1.346% 12/15/36 (a)(b)(c)	999,788	999,488
floater sequential payer:
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.896% 12/15/36 (a)(b)(c)	1,925,063	1,927,587
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.096% 11/15/32 (a)(b)(c)	1,068,617	1,070,627
BX Trust:
floater:
Series 2018-EXCL Class D, 1 month U.S. LIBOR + 2.620% 2.721% 9/15/37 (a)(b)(c)	238,573	201,281
Series 2018-IND Class F, 1 month U.S. LIBOR + 1.800% 1.896% 11/15/35 (a)(b)(c)	328,300	328,904
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.396% 4/15/34 (a)(b)(c)	614,000	612,470
Class C, 1 month U.S. LIBOR + 1.600% 1.696% 4/15/34 (a)(b)(c)	406,000	404,762
Class D, 1 month U.S. LIBOR + 1.900% 1.996% 4/15/34 (a)(b)(c)	426,000	423,653
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.176% 10/15/36 (a)(b)(c)	562,118	562,823
Class C, 1 month U.S. LIBOR + 1.250% 1.346% 10/15/36 (a)(b)(c)	706,893	707,778
Class D, 1 month U.S. LIBOR + 1.450% 1.546% 10/15/36 (a)(b)(c)	1,001,804	1,003,373
Class E, 1 month U.S. LIBOR + 1.800% 1.896% 10/15/36 (a)(b)(c)	4,535,374	4,542,478
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.696% 12/15/36 (a)(b)(c)	616,850	617,448
floater, sequential payer Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.096% 4/15/34 (a)(b)(c)	814,000	814,000
CF Hippolyta Issuer LLC sequential payer Series 2021-1A Class A1, 1.53% 3/15/61 (a)	1,933,606	1,970,332
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0455% 11/15/36 (a)(b)(c)	580,000	580,000
Class B, 1 month U.S. LIBOR + 1.250% 1.3455% 11/15/36 (a)(b)(c)	200,000	199,881
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.216% 6/15/34 (a)(b)(c)	1,556,638	1,556,637
Class B, 1 month U.S. LIBOR + 1.500% 1.596% 6/15/34 (a)(b)(c)	306,761	306,395
Class C, 1 month U.S. LIBOR + 1.750% 1.846% 6/15/34 (a)(b)(c)	346,471	344,955
CIM Retail Portfolio Trust floater Series 2021-RETL:
Class A, 1 month U.S. LIBOR + 1.400% 1.496% 8/15/36 (a)(b)(c)	1,103,000	1,104,336
Class B, 1 month U.S. LIBOR + 1.900% 1.996% 8/15/36 (a)(b)(c)	340,000	340,424
Class C, 1 month U.S. LIBOR + 2.300% 2.396% 8/15/36 (a)(b)(c)	253,000	253,316
Class D, 1 month U.S. LIBOR + 3.050% 3.146% 8/15/36 (a)(b)(c)	312,000	312,389
Citigroup Commercial Mortgage Trust Series 2015-GC29 Class XA, 1.1722% 4/10/48 (b)(f)	2,852,061	91,592
COMM Mortgage Trust:
sequential payer:
Series 2013-CR7 Class AM, 3.314% 3/10/46 (a)	273,000	282,875
Series 2014-CR18 Class A5, 3.828% 7/15/47	257,000	277,474
Series 2014-CR17 Class XA, 1.1226% 5/10/47 (b)(f)	1,425,911	29,412
Series 2014-LC17 Class XA, 0.8809% 10/10/47 (b)(f)	2,641,482	46,467
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 0.976% 12/15/31 (a)(b)(c)	82,115	82,171
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class B, 1 month U.S. LIBOR + 1.230% 1.326% 5/15/36 (a)(b)(c)	673,000	675,704
Class C, 1 month U.S. LIBOR + 1.430% 1.526% 5/15/36 (a)(b)(c)	162,000	162,589
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	413,000	428,544
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	594,000	624,847
Class B, 4.5349% 4/15/36 (a)	107,000	111,846
Class C, 4.9414% 4/15/36 (a)(b)	123,000	127,647
Class D, 4.9414% 4/15/36 (a)(b)	245,000	247,247
CSMC Trust Series 2017-PFHP Class D, 1 month U.S. LIBOR + 2.250% 2.346% 12/15/30 (a)(b)(c)	1,296,000	1,290,555
Extended Stay America Trust floater Series 2021-ESH:
Class A, 1 month U.S. LIBOR + 1.080% 1.176% 7/15/38 (a)(b)(c)	808,000	810,496
Class B, 1 month U.S. LIBOR + 1.380% 1.476% 7/15/38 (a)(b)(c)	460,000	461,743
Class C, 1 month U.S. LIBOR + 1.700% 1.796% 7/15/38 (a)(b)(c)	339,000	340,699
Class D, 1 month U.S. LIBOR + 2.250% 2.346% 7/15/38 (a)(b)(c)	682,000	687,098
GS Mortgage Securities Trust floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.546% 9/15/31 (a)(b)(c)	1,875,000	1,866,127
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.19% 10/15/31 (a)(b)(c)	457,000	457,000
JPMorgan Chase Commercial Mortgage Securities Trust Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	476,000	503,696
Class CFX, 4.9498% 7/5/33 (a)	103,000	108,325
Class DFX, 5.3503% 7/5/33 (a)	159,000	167,046
Class EFX, 5.5422% 7/5/33 (a)	218,000	224,797
Class XAFX, 1.2948% 7/5/33 (a)(b)(f)	2,000,000	36,701
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.796% 3/15/38 (a)(b)(c)	1,399,000	1,400,317
Class B, 1 month U.S. LIBOR + 0.880% 0.976% 3/15/38 (a)(b)(c)	337,000	337,317
Class C, 1 month U.S. LIBOR + 1.100% 1.196% 3/15/38 (a)(b)(c)	212,000	212,200
Class D, 1 month U.S. LIBOR + 1.400% 1.496% 3/15/38 (a)(b)(c)	295,000	295,185
Class E, 1 month U.S. LIBOR + 1.750% 1.846% 3/15/38 (a)(b)(c)	258,000	258,113
Morgan Stanley Capital I Trust:
floater Series 2018-BOP:
Class B, 1 month U.S. LIBOR + 1.250% 1.346% 8/15/33 (a)(b)(c)	604,073	602,843
Class C, 1 month U.S. LIBOR + 1.500% 1.596% 8/15/33 (a)(b)(c)	1,454,784	1,447,411
sequential payer Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	1,698,000	1,782,098
Series 2018-H4 Class A4, 4.31% 12/15/51	385,000	450,833
Series 2019-MEAD:
Class B, 3.283% 11/10/36 (a)(b)	246,000	253,191
Class C, 3.283% 11/10/36 (a)(b)	235,000	238,618
Prima Capital Ltd.:
floater Series 2021-9A Class B, 1 month U.S. LIBOR + 1.800% 1.8884% 12/15/37 (a)(b)(c)	444,000	443,999
floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5384% 12/15/37 (a)(b)(c)	750,453	750,452
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.196% 3/15/36 (a)(b)(c)	693,663	691,953
UBS Commercial Mortgage Trust Series 2017-C7 Class XA, 1.1739% 12/15/50 (b)(f)	1,432,885	68,934
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8865% 4/10/46 (a)(b)(c)	863,265	861,221
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	1,382,000	1,401,162
Series 2020-LAB Class B, 2.453% 10/10/42 (a)	90,000	92,156
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.296% 5/15/31 (a)(b)(c)	953,000	956,573
Series 2017-C42 Class XA, 1.0289% 12/15/50 (b)(f)	3,631,907	171,058
Series 2018-C46 Class XA, 1.1018% 8/15/51 (b)(f)	3,101,562	134,928
Series 2018-C48 Class A5, 4.302% 1/15/52	339,000	395,951
WF-RBS Commercial Mortgage Trust:
Series 2014-C21 Class XA, 1.1743% 8/15/47 (b)(f)	946,710	22,669
Series 2014-LC14 Class XA, 1.4285% 3/15/47 (b)(f)	1,202,270	29,759
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $51,530,935)		51,362,785

Municipal Securities - 0.3%
California Gen. Oblig. Series 2009, 7.35% 11/1/39	90,000	146,594
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33	2,525,000	2,999,292
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,550,000	2,011,553
TOTAL MUNICIPAL SECURITIES
(Cost $4,559,710)		5,157,439

Foreign Government and Government Agency Obligations - 1.0%
Argentine Republic:
0.5% 7/9/30 (g)	$685,010	$266,469
1% 7/9/29	75,245	30,512
1.125% 7/9/35 (g)	1,254,989	436,109
Dominican Republic:
4.5% 1/30/30 (a)	1,200,000	1,247,100
5.95% 1/25/27 (a)	2,850,000	3,231,188
6% 7/19/28 (a)	550,000	629,750
Emirate of Abu Dhabi:
3.125% 4/16/30 (a)	1,060,000	1,167,060
3.875% 4/16/50 (a)	915,000	1,069,292
Indonesian Republic:
3.85% 10/15/30	2,100,000	2,377,988
4.2% 10/15/50	2,100,000	2,433,769
Kingdom of Saudi Arabia:
2.9% 10/22/25 (a)	700,000	748,650
3.25% 10/22/30 (a)	595,000	646,244
4.5% 4/22/60 (a)	390,000	473,558
State of Qatar:
3.4% 4/16/25 (a)	585,000	635,566
3.75% 4/16/30 (a)	1,440,000	1,641,420
4.4% 4/16/50 (a)	1,390,000	1,723,600
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $17,044,875)		18,758,275

Supranational Obligations - 0.1%
Corporacion Andina de Fomento 2.375% 5/12/23 (Cost $1,398,223)	1,400,000	1,440,987

Bank Notes - 0.0%
Discover Bank 4.682% 8/9/28 (b)	401,000	426,356
Regions Bank 6.45% 6/26/37	250,000	358,667
TOTAL BANK NOTES
(Cost $699,584)		785,023
	Shares	Value

Fixed-Income Funds - 25.3%
Fidelity Emerging Markets Debt Central Fund (h)	4,994,966	$46,303,339
Fidelity Floating Rate Central Fund (h)	1,068,553	107,325,493
Fidelity Mortgage Backed Securities Central Fund (h)	1,640,878	182,301,525
Fidelity Specialized High Income Central Fund (h)	1,264,166	127,541,730
TOTAL FIXED-INCOME FUNDS
(Cost $450,710,949)		463,472,087
	Principal Amount	Value

Preferred Securities - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Barclays Bank PLC 7.625% 11/21/22 (Cost $372,374)	330,000	363,030
	Shares	Value

Money Market Funds - 6.0%
Fidelity Cash Central Fund 0.06% (i)	51,418,933	51,429,217
Fidelity Securities Lending Cash Central Fund 0.06% (i)(j)	58,848,835	58,854,720
TOTAL MONEY MARKET FUNDS
(Cost $110,283,192)		110,283,937

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	4,200,000	$48,969
Option on an interest rate swap with Morgan Stanley Capital Services to pay semi-annually a fixed rate of 1.9975% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	3,400,000	87,383

TOTAL PUT OPTIONS			136,352

Call Options - 0.0%
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	4,200,000	198,809
Option on an interest rate swap with Morgan Stanley Capital Services to receive semi-annually a fixed rate of 1.9975% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2031	6/24/26	3,400,000	119,452

TOTAL CALL OPTIONS			318,261

TOTAL PURCHASED SWAPTIONS
(Cost $454,008)			454,613
TOTAL INVESTMENT IN SECURITIES - 106.8%
(Cost $1,879,059,032)			1,957,524,981
NET OTHER ASSETS (LIABILITIES) - (6.8)%			(124,447,638)
NET ASSETS - 100%			$1,833,077,343

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 9/1/51	$(600,000)	$(612,672)
2% 9/1/51	(600,000)	(612,672)
3% 9/1/51	(1,100,000)	(1,149,930)
3% 9/1/51	(850,000)	(888,582)
3% 9/1/51	(250,000)	(261,348)
3% 9/1/51	(400,000)	(418,156)
3% 9/1/51	(350,000)	(365,887)
3% 9/1/51	(350,000)	(365,887)
3% 9/1/51	(350,000)	(365,887)

TOTAL GINNIE MAE		(5,041,021)

Uniform Mortgage Backed Securities
1.5% 9/1/51	(300,000)	(294,886)
1.5% 9/1/51	(850,000)	(835,511)
1.5% 9/1/51	(950,000)	(933,806)
1.5% 9/1/51	(1,200,000)	(1,179,544)
1.5% 9/1/51	(700,000)	(688,068)
1.5% 9/1/51	(700,000)	(688,068)
2% 9/1/51	(350,000)	(354,985)
2% 9/1/51	(350,000)	(354,985)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(100,000)	(101,424)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(300,000)	(304,273)
2% 9/1/51	(400,000)	(405,697)
2% 9/1/51	(700,000)	(709,970)
2% 9/1/51	(600,000)	(608,545)
2.5% 9/1/51	(2,250,000)	(2,337,188)
2.5% 9/1/51	(200,000)	(207,750)
2.5% 9/1/51	(1,300,000)	(1,350,375)
2.5% 9/1/51	(1,400,000)	(1,454,250)
2.5% 9/1/51	(1,650,000)	(1,713,938)
3% 9/1/51	(1,750,000)	(1,830,527)
3% 9/1/51	(1,300,000)	(1,359,820)
3% 9/1/51	(700,000)	(732,211)
3% 9/1/51	(1,300,000)	(1,359,820)
3% 9/1/51	(700,000)	(732,211)
3% 9/1/51	(1,400,000)	(1,464,422)
3% 9/1/51	(1,250,000)	(1,307,520)
3% 9/1/51	(1,800,000)	(1,882,828)
3% 9/1/51	(1,250,000)	(1,307,520)
3% 9/1/51	(1,600,000)	(1,673,625)
3% 9/1/51	(50,000)	(52,301)
3% 9/1/51	(1,000,000)	(1,046,016)
3% 10/1/51	(3,000,000)	(3,136,406)
3% 10/1/51	(1,750,000)	(1,829,570)
3% 10/1/51	(1,250,000)	(1,306,836)
3.5% 9/1/51	(850,000)	(899,141)
3.5% 9/1/51	(50,000)	(52,891)
3.5% 9/1/51	(600,000)	(634,682)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(40,681,460)

TOTAL TBA SALE COMMITMENTS
(Proceeds $45,688,105)		$(45,722,481)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America, N.A. to pay semi-annually a fixed rate of 2.1675% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/20/24	1,600,000	$(21,585)
Call Swaptions
Option on an interest rate swap with Bank of America, N.A. to receive semi-annually a fixed rate of 2.1675% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/20/24	1,600,000	(67,010)
TOTAL WRITTEN SWAPTIONS			$(88,595)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	2	Dec. 2021	$266,906	$(253)	$(253)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	66	Dec. 2021	14,541,656	(9,400)	(9,400)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	32	Dec. 2021	3,959,000	(2,762)	(2,762)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	10	Dec. 2021	1,629,688	10,557	10,557
TOTAL FUTURES CONTRACTS					$(1,858)

The notional amount of futures sold as a percentage of Net Assets is 1.1%

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
CMBX N.A. AAA Index Series 12	Aug. 2061	Citigroup Global Markets Ltd.	(0.5%)	Monthly	$4,920,000	$(26,547)	$(66)	$(26,613)
CMBX N.A. AAA Index Series 12	Aug. 2061	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	1,190,000	(6,421)	(9,038)	(15,459)
CMBX N.A. AAA Index Series 13	Dec. 2072	Citigroup Global Markets Ltd.	(0.5%)	Monthly	300,000	(587)	1,757	1,170
CMBX N.A. AAA Index Series 13	Dec. 2072	Goldman Sachs & Co. LLC	(0.5%)	Monthly	170,000	(333)	462	129
CMBX N.A. AAA Index Series 13	Dec. 2072	JPMorgan Securities LLC	(0.5%)	Monthly	800,000	(1,567)	(1,007)	(2,574)
CMBX N.A. AAA Index Series 13	Dec. 2072	Morgan Stanley Capital Services LLC	(0.5%)	Monthly	330,000	(646)	1,813	1,167

TOTAL CREDIT DEFAULT SWAPS						$(36,101)	$(6,079)	$(42,180)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$4,249,000	$5,003	$0	$5,003
3-month LIBOR(3)	Quarterly	0.5%	Semi - annual	LCH	Sep. 2026	855,000	(287)	0	(287)
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	316,000	(9,107)	0	(9,107)
3-month LIBOR(3)	Quarterly	1.25%	Semi - annual	LCH	Sep. 2051	84,000	(6,027)	0	(6,027)

TOTAL INTEREST RATE SWAPS							$(10,418)	$0	$(10,418)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $238,984,946 or 13.0% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security is on loan at period end.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$81,153,619	$798,571,778	$828,303,486	$71,175	$7,306	$--	$51,429,217	0.1%
Fidelity Emerging Markets Debt Central Fund	41,282,212	4,372,768	--	1,872,788	--	648,359	46,303,339	1.7%
Fidelity Floating Rate Central Fund	93,987,343	9,218,006	--	4,217,953	--	4,120,144	107,325,493	3.9%
Fidelity Mortgage Backed Securities Central Fund	188,058,122	34,561,236	37,000,000	4,561,204	587,685	(3,905,518)	182,301,525	8.8%
Fidelity Securities Lending Cash Central Fund 0.06%	14,897,280	1,067,822,880	1,023,865,440	39,282	--	--	58,854,720	0.2%
Fidelity Specialized High Income Central Fund	122,210,903	14,233,722	10,000,000	6,733,638	(360,246)	1,457,351	127,541,730	35.3%
Total	$541,589,479	$1,928,780,390	$1,899,168,926	$17,496,040	$234,745	$2,320,336	$573,756,024

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$510,671,562	$--	$510,671,562	$--
U.S. Government and Government Agency Obligations	622,414,327	--	622,414,327	--
U.S. Government Agency - Mortgage Securities	74,133,484	--	74,133,484	--
Asset-Backed Securities	92,368,717	--	92,368,717	--
Collateralized Mortgage Obligations	5,858,715	--	5,858,715	--
Commercial Mortgage Securities	51,362,785	--	51,362,785	--
Municipal Securities	5,157,439	--	5,157,439	--
Foreign Government and Government Agency Obligations	18,758,275	--	18,758,275	--
Supranational Obligations	1,440,987	--	1,440,987	--
Bank Notes	785,023	--	785,023	--
Fixed-Income Funds	463,472,087	463,472,087	--	--
Preferred Securities	363,030	--	363,030	--
Money Market Funds	110,283,937	110,283,937	--	--
Purchased Swaptions	454,613	--	454,613	--
Total Investments in Securities:	$1,957,524,981	$573,756,024	$1,383,768,957	$--
Derivative Instruments:
Assets
Futures Contracts	$10,557	$10,557	$--	$--
Swaps	5,003	--	5,003	--
Total Assets	$15,560	$10,557	$5,003	$--
Liabilities
Futures Contracts	$(12,415)	$(12,415)	$--	$--
Swaps	(51,522)	--	(51,522)	--
Written Swaptions	(88,595)	--	(88,595)	--
Total Liabilities	$(152,532)	$(12,415)	$(140,117)	$--
Total Derivative Instruments:	$(136,972)	$(1,858)	$(135,114)	$--
Other Financial Instruments:
TBA Sale Commitments	$(45,722,481)	$--	$(45,722,481)	$--
Total Other Financial Instruments:	$(45,722,481)	$--	$(45,722,481)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$0	$(36,101)
Total Credit Risk	0	(36,101)
Interest Rate Risk
Futures Contracts(b)	10,557	(12,415)
Purchased Swaptions(c)	454,613	0
Swaps(d)	5,003	(15,421)
Written Swaptions(e)	0	(88,595)
Total Interest Rate Risk	470,173	(116,431)
Total Value of Derivatives	$470,173	$(152,532)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.0%
Cayman Islands	4.9%
United Kingdom	2.0%
Mexico	1.7%
Canada	1.0%
Others (Individually Less Than 1%)	5.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $57,516,212) — See accompanying schedule: Unaffiliated issuers (cost $1,318,064,891)	$1,383,768,957
Fidelity Central Funds (cost $560,994,141)	573,756,024
Total Investment in Securities (cost $1,879,059,032)		$1,957,524,981
Segregated cash with brokers for derivative instruments		114,575
Cash		50,458
Receivable for premium on written options		90,161
Receivable for TBA sale commitments		45,688,105
Receivable for fund shares sold		4,757,239
Interest receivable		7,057,097
Distributions receivable from Fidelity Central Funds		6,404
Receivable for daily variation margin on futures contracts		5,922
Receivable for daily variation margin on centrally cleared OTC swaps		98
Total assets		2,015,295,040
Liabilities
Payable for investments purchased
Regular delivery	$1,660,320
Delayed delivery	74,216,044
TBA sale commitments, at value	45,722,481
Payable for fund shares redeemed	1,183,619
Bi-lateral OTC swaps, at value	36,101
Accrued management fee	455,817
Written options, at value (premium receivable $90,161)	88,595
Collateral on securities loaned	58,854,720
Total liabilities		182,217,697
Net Assets		$1,833,077,343
Net Assets consist of:
Paid in capital		$1,757,559,973
Total accumulated earnings (loss)		75,517,370
Net Assets		$1,833,077,343
Net Asset Value, offering price and redemption price per share ($1,833,077,343 ÷ 175,472,639 shares)		$10.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Dividends		$64,050
Interest		32,635,163
Income from Fidelity Central Funds (including $39,282 from security lending)		13,739,897
Total income		46,439,110
Expenses
Management fee	$5,211,247
Independent trustees' fees and expenses	4,873
Miscellaneous	858
Total expenses before reductions	5,216,978
Expense reductions	(145)
Total expenses after reductions		5,216,833
Net investment income (loss)		41,222,277
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,219,701)
Fidelity Central Funds	234,745
Futures contracts	(109,687)
Swaps	(84,859)
Written options	26,994
Capital gain distributions from Fidelity Central Funds	3,756,143
Total net realized gain (loss)		(396,365)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	1,490,830
Fidelity Central Funds	2,320,336
Futures contracts	(2,609)
Swaps	177,127
Written options	(32,403)
Delayed delivery commitments	(21,161)
Total change in net unrealized appreciation (depreciation)		3,932,120
Net gain (loss)		3,535,755
Net increase (decrease) in net assets resulting from operations		$44,758,032

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$41,222,277	$41,808,355
Net realized gain (loss)	(396,365)	56,776,986
Change in net unrealized appreciation (depreciation)	3,932,120	17,560,480
Net increase (decrease) in net assets resulting from operations	44,758,032	116,145,821
Distributions to shareholders	(100,526,521)	(43,557,910)
Share transactions
Proceeds from sales of shares	878,123,657	951,782,316
Reinvestment of distributions	100,512,120	43,557,910
Cost of shares redeemed	(737,399,962)	(765,011,880)
Net increase (decrease) in net assets resulting from share transactions	241,235,815	230,328,346
Total increase (decrease) in net assets	185,467,326	302,916,257
Net Assets
Beginning of period	1,647,610,017	1,344,693,760
End of period	$1,833,077,343	$1,647,610,017
Other Information
Shares
Sold	84,256,567	91,694,445
Issued in reinvestment of distributions	9,643,812	4,182,381
Redeemed	(70,690,814)	(73,704,153)
Net increase (decrease)	23,209,565	22,172,673

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Total Bond K6 Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.82	$10.34	$9.73	$10.07	$10.00
Income from Investment Operations
Net investment income (loss)B	.247	.293	.315	.280	.061
Net realized and unrealized gain (loss)	.013	.494	.610	(.347)	.073
Total from investment operations	.260	.787	.925	(.067)	.134
Distributions from net investment income	(.240)	(.287)	(.315)	(.261)	(.064)
Distributions from net realized gain	(.390)	(.020)	–	(.012)	–
Total distributions	(.630)	(.307)	(.315)	(.273)	(.064)
Net asset value, end of period	$10.45	$10.82	$10.34	$9.73	$10.07
Total ReturnC,D	2.53%	7.77%	9.72%	(.66)%	1.35%
Ratios to Average Net AssetsE,F
Expenses before reductions	.30%	.30%	.30%	.30%	.30%G
Expenses net of fee waivers, if any	.30%	.30%	.30%	.30%	.30%G
Expenses net of all reductions	.30%	.30%	.30%	.30%	.30%G
Net investment income (loss)	2.37%	2.82%	3.20%	2.87%	2.45%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,833,077	$1,647,610	$1,344,694	$913,155	$493,245
Portfolio turnover rateH	137%	167%	83%	44%	51%I

 A For the period May 25, 2017 (commencement of operations) to August 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Total Bond K6 Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Emerging Markets Debt Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks high total return by normally investing in debt securities of issuers in emerging markets and other debt investments that are tied economically to emerging markets.	Foreign Securities Restricted Securities	Less than .005%
Fidelity Floating Rate Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in floating rate loans and other floating rate securities.	Delayed Delivery & When Issued Securities Foreign Securities Loans & Direct Debt Instruments Restricted Securities	Less than .005%
Fidelity Mortgage Backed Securities Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of income by normally investing in investment-grade mortgage-related securities and repurchase agreements for those securities.	Delayed Delivery & When Issued Securities Futures Options Restricted Securities Swaps	.01%
Fidelity Specialized High Income Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in income-producing debt securities, with an emphasis on lower-quality debt securities.	Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, market discount and losses deferred due to wash sales, futures contracts and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$92,175,928
Gross unrealized depreciation	(12,695,094)
Net unrealized appreciation (depreciation)	$79,480,834
Tax Cost	$1,877,876,281

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,553,827
Net unrealized appreciation (depreciation) on securities and other investments	$78,849,113

The Fund intends to elect to defer to its next fiscal year $4,885,572 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$69,020,151	$ 42,303,301
Long-term Capital Gains	31,506,370	1,254,609
Total	$100,526,521	$ 43,557,910

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(159,742)	$70,545
Total Credit Risk	(159,742)	70,545
Interest Rate Risk
Futures Contracts	(109,687)	(2,609)
Purchased Options	(89,212)	(53,260)
Swaps	74,883	106,582
Written Options	26,994	(32,403)
Total Interest Rate Risk	(97,022)	18,310
Totals	$(256,764)	$88,855

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total Bond K6 Fund	1,015,341,969	993,196,458

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .30% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Total Bond K6 Fund	$858

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Total Bond K6 Fund	$4,493	$–	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $145.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Total Bond K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Total Bond K6 Fund (the "Fund"), a fund of Fidelity Income Fund, including the schedule of investments, as of August 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through August 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from May 25, 2017 (commencement of operations) through August 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

October 15, 2021

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Total Bond K6 Fund	.30%
Actual		$1,000.00	$1,022.70	$1.53
Hypothetical-C		$1,000.00	$1,023.69	$1.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $1,578,900, or, if subsequently determined to be different, the net capital gain of such year.

A total of 19.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 99.49% and 98.71% of the short-term capital gain dividends distributed in October and December, respectively during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

TBDK6-ANN-1021
1.9884015.104

Fidelity® Series Government Bond Index Fund

Annual Report

August 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended August 31, 2021	Past 1 year	Life of fundA
Fidelity® Series Government Bond Index Fund	(1.85)%	4.89%

 A From August 17, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Government Bond Index Fund on August 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Government Bond Index performed over the same period.

Period Ending Values
$11,563	Fidelity® Series Government Bond Index Fund
$11,578	Bloomberg U.S. Government Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending August 31, 2021, hampered by their poor performance in the first quarter of 2021. The Bloomberg U.S. Aggregate Bond Index returned -0.08% for the period. In February 2021, bond yields rose notably because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery. But this led to rising inflation expectations and higher bond yields, which persisted through early April. Many investors preferred the potential for higher returns in riskier markets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data, before rising slightly near period end. For much of the period, the bond market benefited from assurances by the U.S. Federal Reserve that its tapering of monetary support remained a ways off. Within the Bloomberg index, corporate bonds rose 2.53% for the 12 months, significantly topping the -2.11% return of U.S. Treasuries. Mortgage-backed securities, meanwhile, posted a slightly negative return that outpaced Treasuries and the broader taxable bond market. Outside the index, U.S. corporate high-yield bonds added 10.14% and Treasury Inflation-Protected Securities (TIPS) rose 5.56%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:   For the fiscal year ending August 31, 2021, the fund returned -1.85%, about in line, net of fees, with the -2.02% return of the benchmark, the Bloomberg U.S. Government Bond Index. These results met our goal of producing monthly returns, before expenses, that closely match the benchmark return. Given the large number of securities in the index (roughly 700) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining a subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, sector allocation, credit quality and other factors. Returns for various categories of U.S. taxable bonds were slightly negative to modestly positive for the year. Strong economic growth underpinned rising inflation expectations that nudged yields higher and placed broad pressure on U.S. bond prices. Demand for yield, coupled with an improving credit-quality outlook, helped cushion corporate bonds, while persistent inflation and interest-rate worries weighed more heavily on U.S. government bonds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2020, Richard Munclinger assumed co-management responsibilities for the fund, succeeding Jay Small.

Investment Summary (Unaudited)

Coupon Distribution as of August 31, 2021

% of fund's investments
0.01 - 0.99%	45.4
1 - 1.99%	18.9
2 - 2.99%	20.6
3 - 3.99%	10.6
4 - 4.99%	0.3
5 - 5.99%	0.5
6 - 6.99%	0.4
7 - 7.99%	0.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

Asset Allocation (% of fund's net assets)

As of August 31, 2021
U.S. Treasury Obligations	94.8%
U.S. Government Agency Obligations	5.0%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

U.S. Government and Government Agency Obligations - 99.8%
	Principal Amount	Value
U.S. Government Agency Obligations - 5.0%
Fannie Mae:
0.25% 7/10/23	$2,769,000	$2,771,645
0.25% 11/27/23	3,952,000	3,954,522
0.5% 6/17/25	3,135,000	3,126,930
0.625% 4/22/25	814,000	816,186
0.875% 8/5/30	727,000	696,099
1.375% 9/6/22	7,815,000	7,918,611
1.625% 1/7/25	15,000	15,595
1.875% 9/24/26	674,000	709,765
2% 10/5/22	5,000	5,103
2.125% 4/24/26	221,000	234,914
2.5% 2/5/24	690,000	727,109
2.625% 9/6/24	125,000	133,356
5.625% 7/15/37	163,000	249,925
6.25% 5/15/29	71,000	97,109
7.125% 1/15/30	6,000	8,766
Freddie Mac:
0.375% 4/20/23	5,430,000	5,454,530
2.75% 6/19/23	11,000	11,502
6.25% 7/15/32	585,000	868,011
6.75% 9/15/29	185,000	266,569
6.75% 3/15/31	173,000	256,033
		28,322,280
U.S. Treasury Obligations - 94.8%
U.S. Treasury Bonds:
1.125% 5/15/40	1,491,000	1,328,271
1.125% 8/15/40	2,654,000	2,356,047
1.25% 5/15/50	1,501,000	1,272,449
1.375% 11/15/40	12,447,000	11,521,254
1.375% 8/15/50	1,935,000	1,692,520
1.625% 11/15/50	8,594,000	7,996,113
1.75% 8/15/41	1,279,000	1,258,816
1.875% 2/15/41	6,716,000	6,767,419
1.875% 2/15/51	3,943,000	3,892,480
2% 2/15/50	2,463,000	2,502,639
2% 8/15/51	2,297,000	2,337,915
2.25% 5/15/41	4,860,000	5,200,200
2.25% 8/15/49	1,094,000	1,171,306
2.375% 11/15/49	1,189,000	1,307,575
2.375% 5/15/51	5,218,000	5,762,629
2.5% 2/15/45	10,000	11,140
2.75% 8/15/47	1,961,000	2,299,579
2.875% 5/15/43	10,000	11,804
2.875% 8/15/45	66,000	78,491
2.875% 11/15/46	2,268,000	2,712,386
2.875% 5/15/49	1,675,000	2,020,032
3% 5/15/42	158,000	189,878
3% 11/15/44	135,000	163,287
3% 5/15/45	303,000	367,530
3% 11/15/45	732,000	890,381
3% 2/15/47	15,075,000	18,439,198
3% 5/15/47	808,000	989,737
3% 2/15/48	636,000	780,963
3% 8/15/48	519,000	638,492
3% 2/15/49	420,000	518,339
3.125% 2/15/43	137,000	167,879
3.125% 8/15/44	233,000	287,182
3.125% 5/15/48	5,111,000	6,422,091
3.375% 5/15/44	1,939,000	2,480,481
3.375% 11/15/48	3,238,000	4,257,085
3.625% 8/15/43	81,000	106,907
3.625% 2/15/44	600,000	795,000
3.75% 8/15/41	275,000	366,104
3.75% 11/15/43	6,095,000	8,202,299
3.875% 8/15/40	1,136,000	1,529,651
4.25% 11/15/40	92,000	129,860
4.5% 2/15/36	861,000	1,203,685
4.625% 2/15/40	189,000	277,321
4.75% 2/15/41	12,000	18,022
5% 5/15/37	1,801,000	2,674,133
5.25% 11/15/28	5,000	6,454
6.125% 8/15/29	443,000	612,378
U.S. Treasury Notes:
0.125% 9/30/22	534,000	534,209
0.125% 10/31/22	17,061,000	17,063,666
0.125% 11/30/22	9,004,000	9,006,110
0.125% 12/31/22	1,901,000	1,900,777
0.125% 2/28/23	13,081,000	13,075,890
0.125% 9/15/23	2,365,000	2,360,196
0.125% 12/15/23	34,163,000	34,050,901
0.125% 1/15/24	8,513,000	8,480,411
0.125% 2/15/24 (a)	12,495,000	12,443,751
0.25% 4/15/23	872,000	873,294
0.25% 5/15/24	17,808,000	17,760,002
0.25% 6/15/24	2,297,000	2,289,822
0.25% 5/31/25	1,615,000	1,595,317
0.25% 6/30/25	9,507,000	9,385,192
0.25% 7/31/25	615,000	606,568
0.25% 8/31/25	380,000	374,374
0.25% 9/30/25	448,000	440,983
0.25% 10/31/25	2,642,000	2,597,932
0.375% 7/15/24	1,856,000	1,855,710
0.375% 8/15/24	7,820,000	7,813,891
0.375% 4/30/25	3,668,000	3,643,785
0.375% 11/30/25	498,000	491,892
0.375% 12/31/25	13,114,000	12,941,367
0.375% 7/31/27	16,902,000	16,372,492
0.375% 9/30/27	1,396,000	1,348,340
0.5% 3/15/23	95,000	95,527
0.5% 3/31/25	202,000	201,763
0.5% 2/28/26	8,512,000	8,434,860
0.5% 4/30/27	2,917,000	2,855,356
0.5% 6/30/27	2,645,000	2,583,731
0.5% 8/31/27	3,933,000	3,832,371
0.625% 7/31/26	2,820,000	2,800,613
0.625% 3/31/27	1,366,000	1,348,125
0.625% 11/30/27	1,727,000	1,689,694
0.625% 12/31/27	2,957,000	2,890,237
0.625% 5/15/30	1,227,000	1,165,314
0.625% 8/15/30	9,798,000	9,279,395
0.75% 3/31/26	15,634,000	15,653,543
0.75% 4/30/26	5,776,000	5,780,513
0.75% 8/31/26	4,721,000	4,715,468
0.875% 6/30/26	5,006,000	5,033,768
0.875% 11/15/30	2,949,000	2,849,702
1.125% 2/28/25	827,000	844,445
1.125% 2/15/31 (a)	8,959,000	8,838,613
1.25% 7/31/23	624,000	636,626
1.25% 8/31/24	1,913,000	1,961,348
1.25% 4/30/28	783,000	793,613
1.25% 6/30/28	5,290,000	5,355,298
1.25% 8/15/31	1,484,000	1,476,348
1.375% 2/15/23	687,000	699,398
1.375% 1/31/25	66,000	67,957
1.375% 8/31/26	3,658,000	3,765,454
1.5% 9/15/22	5,088,000	5,162,333
1.5% 1/15/23	3,496,000	3,561,823
1.5% 9/30/24	1,066,000	1,101,353
1.5% 10/31/24	641,000	662,559
1.5% 11/30/24	4,483,000	4,634,126
1.5% 8/15/26	192,000	198,758
1.5% 2/15/30	8,582,000	8,784,817
1.625% 11/15/22	211,000	214,841
1.625% 12/15/22	4,336,000	4,420,179
1.625% 2/15/26	10,000	10,405
1.625% 5/15/26	222,000	231,045
1.625% 9/30/26	199,000	207,240
1.625% 8/15/29	808,000	836,627
1.625% 5/15/31	4,539,000	4,680,135
1.75% 1/31/23	2,671,000	2,731,515
1.75% 6/30/24	1,098,000	1,140,848
1.75% 7/31/24	720,000	748,603
1.75% 12/31/24	1,000	1,042
1.75% 11/15/29	839,000	876,755
1.875% 7/31/26	105,000	110,619
2% 10/31/22	1,355,000	1,384,746
2% 11/30/22	242,000	247,691
2% 5/31/24	1,618,000	1,690,873
2% 2/15/25	56,000	58,863
2% 8/15/25	422,000	444,996
2% 11/15/26	2,382,000	2,526,688
2.125% 12/31/22	69,000	70,830
2.125% 3/31/24	2,417,000	2,529,258
2.125% 5/15/25	734,000	775,947
2.25% 4/30/24	2,642,000	2,775,751
2.25% 11/15/24	196,000	207,285
2.25% 12/31/24	24,000	25,409
2.25% 2/15/27	1,829,000	1,965,675
2.25% 8/15/27	1,597,000	1,719,832
2.25% 11/15/27	1,198,000	1,291,219
2.375% 1/31/23	92,000	94,918
2.375% 2/29/24	6,467,000	6,800,707
2.375% 8/15/24	200,000	211,695
2.375% 4/30/26	626,000	673,317
2.375% 5/15/27	2,224,000	2,408,262
2.375% 5/15/29	1,105,000	1,205,400
2.5% 3/31/23	67,000	69,481
2.5% 1/31/24	7,562,000	7,963,436
2.5% 5/15/24	200,000	211,625
2.5% 2/28/26	1,670,000	1,803,274
2.625% 2/28/23	122,000	126,546
2.625% 6/30/23	4,568,000	4,771,419
2.625% 12/31/23	223,000	235,160
2.625% 3/31/25	1,463,000	1,571,582
2.625% 12/31/25	1,867,000	2,022,194
2.625% 1/31/26	998,000	1,082,050
2.625% 2/15/29	2,771,000	3,070,181
2.75% 5/31/23	237,000	247,656
2.75% 7/31/23	425,000	445,702
2.75% 8/31/23	23,000	24,162
2.75% 11/15/23	202,000	213,063
2.75% 2/28/25	40,000	43,108
2.75% 6/30/25	1,403,000	1,518,035
2.75% 8/31/25	17,000	18,433
2.75% 2/15/28	1,629,000	1,807,554
2.875% 9/30/23	2,531,000	2,669,711
2.875% 10/31/23	36,000	38,043
2.875% 11/30/23	870,000	921,113
2.875% 4/30/25	4,817,000	5,223,058
2.875% 5/31/25	104,000	112,860
2.875% 7/31/25	3,667,000	3,989,581
2.875% 11/30/25	629,000	687,354
2.875% 5/15/28	6,532,000	7,312,778
2.875% 8/15/28	15,612,000	17,507,394
3% 9/30/25	2,655,000	2,908,470
3% 10/31/25	3,689,000	4,046,804
3.125% 11/15/28	7,048,000	8,043,530
		541,101,696
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $564,227,451)		569,423,976
	Shares	Value

Money Market Funds - 3.3%
Fidelity Cash Central Fund 0.06% (b)	1,571,475	$1,571,790
Fidelity Securities Lending Cash Central Fund 0.06% (b)(c)	17,394,349	17,396,089
TOTAL MONEY MARKET FUNDS
(Cost $18,967,879)		18,967,879
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $583,195,330)		588,391,855
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(17,457,714)
NET ASSETS - 100%		$570,934,141

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (c) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$7,212,779	$48,432,358	$54,073,338	$4,140	$(369)	$360	$1,571,790	0.0%
Fidelity Securities Lending Cash Central Fund 0.06%	1,233,755	117,764,587	101,602,253	11,568	--	--	17,396,089	0.1%
Total	$8,446,534	$166,196,945	$155,675,591	$15,708	$(369)	$360	$18,967,879

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$569,423,976	$--	$569,423,976	$--
Money Market Funds	18,967,879	18,967,879	--	--
Total Investments in Securities:	$588,391,855	$18,967,879	$569,423,976	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value (including securities loaned of $17,027,645) — See accompanying schedule: Unaffiliated issuers (cost $564,227,451)	$569,423,976
Fidelity Central Funds (cost $18,967,879)	18,967,879
Total Investment in Securities (cost $583,195,330)		$588,391,855
Receivable for investments sold		12,791,052
Receivable for fund shares sold		4,626,417
Interest receivable		1,461,604
Distributions receivable from Fidelity Central Funds		1,289
Total assets		607,272,217
Liabilities
Payable for investments purchased	$17,598,897
Payable for fund shares redeemed	1,340,250
Distributions payable	4
Other payables and accrued expenses	2,836
Collateral on securities loaned	17,396,089
Total liabilities		36,338,076
Net Assets		$570,934,141
Net Assets consist of:
Paid in capital		$565,917,299
Total accumulated earnings (loss)		5,016,842
Net Assets		$570,934,141
Net Asset Value, offering price and redemption price per share ($570,934,141 ÷ 53,221,624 shares)		$10.73

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended August 31, 2021
Investment Income
Interest		$4,416,694
Income from Fidelity Central Funds (including $11,568 from security lending)		15,708
Total income		4,432,402
Expenses
Custodian fees and expenses	$6,021
Independent trustees' fees and expenses	978
Miscellaneous	120
Total expenses before reductions	7,119
Expense reductions	(12)
Total expenses after reductions		7,107
Net investment income (loss)		4,425,295
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	108,061
Fidelity Central Funds	(369)
Total net realized gain (loss)		107,692
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(7,610,280)
Fidelity Central Funds	360
Total change in net unrealized appreciation (depreciation)		(7,609,920)
Net gain (loss)		(7,502,228)
Net increase (decrease) in net assets resulting from operations		$(3,076,933)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended August 31, 2021	Year ended August 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,425,295	$3,389,094
Net realized gain (loss)	107,692	3,423,098
Change in net unrealized appreciation (depreciation)	(7,609,920)	6,115,695
Net increase (decrease) in net assets resulting from operations	(3,076,933)	12,927,887
Distributions to shareholders	(8,083,256)	(3,866,118)
Share transactions
Proceeds from sales of shares	388,572,452	151,786,045
Reinvestment of distributions	8,082,881	3,865,675
Cost of shares redeemed	(55,075,458)	(62,239,743)
Net increase (decrease) in net assets resulting from share transactions	341,579,875	93,411,977
Total increase (decrease) in net assets	330,419,686	102,473,746
Net Assets
Beginning of period	240,514,455	138,040,709
End of period	$570,934,141	$240,514,455
Other Information
Shares
Sold	36,179,552	13,845,579
Issued in reinvestment of distributions	744,403	354,402
Redeemed	(5,112,343)	(5,622,543)
Net increase (decrease)	31,811,612	8,577,438

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Government Bond Index Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.23	$10.76	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.118	.197	.239	.010
Net realized and unrealized gain (loss)	(.323)	.504	.782	–C
Total from investment operations	(.205)	.701	1.021	.010
Distributions from net investment income	(.125)	(.200)	(.261)	(.010)
Distributions from net realized gain	(.170)	(.031)	–	–
Total distributions	(.295)	(.231)	(.261)	(.010)
Net asset value, end of period	$10.73	$11.23	$10.76	$10.00
Total ReturnD,E	(1.85)%	6.60%	10.40%	.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	- %H	- %H	- %H	- %H,I
Expenses net of fee waivers, if any	- %H	- %H	- %H	- %H,I
Expenses net of all reductions	- %H	- %H	- %H	- %H,I
Net investment income (loss)	1.11%	1.80%	2.37%	2.54%I
Supplemental Data
Net assets, end of period (000 omitted)	$570,934	$240,514	$138,041	$1,491
Portfolio turnover rateJ	23%	37%	59%	4%K

 A For the period August 17, 2018 (commencement of operations) to August 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount represents less than .005%.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Series Government Bond Index Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,400,400
Gross unrealized depreciation	(4,253,310)
Net unrealized appreciation (depreciation)	$5,147,090
Tax Cost	$583,244,765

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$5,147,090

The Fund intends to elect to defer to its next fiscal year $103,592 of capital losses recognized during the period November 1, 2020 to August 31, 2021.

The tax character of distributions paid was as follows:

	August 31, 2021	August 31, 2020
Ordinary Income	$6,753,499	$ 3,866,118
Long-term Capital Gains	1,329,757	–
Total	$8,083,256	$ 3,866,118

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. Effective during January 2021, commitment fees are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Series Government Bond Index Fund	$120

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Government Bond Index Fund	$1,254	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $12.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Series Government Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series Government Bond Index Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021, the statement of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period August 17, 2018 (commencement of operations) through August 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2021 and the financial highlights for each of the three years in the period ended August 31, 2021 and for the period August 17, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 12, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value March 1, 2021	Ending Account Value August 31, 2021	Expenses Paid During Period-B March 1, 2021 to August 31, 2021
Fidelity Series Government Bond Index Fund	- %-C
Actual		$1,000.00	$1,013.70	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $42,758, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $3,352,043 of distributions paid in the calendar year September 1, 2020 to August 31, 2021 as qualifying to be taxed as section 163(j) interest dividends.

A total of 97.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

XGB-ANN-1021
1.9891225.103

Fidelity® Environmental Bond Fund

Annual Report

August 31, 2021

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Investment Summary (Unaudited)

Quality Diversification (% of fund's net assets)

As of August 31, 2021
U.S. Government and U.S. Government Agency Obligations	29.6%
AAA	2.8%
AA	6.2%
A	16.9%
BBB	31.2%
BB and Below	5.2%
Not Rated	2.4%
Short-Term Investments and Net Other Assets	5.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of August 31, 2021*
Corporate Bonds	58.7%
U.S. Government and U.S. Government Agency Obligations	29.6%
Asset-Backed Securities	0.4%
Other Investments	5.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.7%

 * Foreign investments - 27.5%

Schedule of Investments August 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 58.7%
		Principal Amount(a)	Value
COMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.2%
Verizon Communications, Inc.:
1.5% 9/18/30		$150,000	$144,607
3.875% 2/8/29		200,000	227,920
			372,527
Interactive Media & Services - 0.6%
Alphabet, Inc. 1.1% 8/15/30		75,000	71,935

TOTAL COMMUNICATION SERVICES			444,462

CONSUMER DISCRETIONARY - 4.4%
Auto Components - 2.0%
Valeo SA 1% 8/3/28 (Reg. S)	EUR	100,000	117,825
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	119,994
			237,819
Hotels, Restaurants & Leisure - 1.2%
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	100,000	139,223
Household Durables - 1.2%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	137,157

TOTAL CONSUMER DISCRETIONARY			514,199

CONSUMER STAPLES - 0.9%
Beverages - 0.9%
PepsiCo, Inc. 2.875% 10/15/49		100,000	104,963
FINANCIALS - 15.8%
Banks - 12.2%
AIB Group PLC 2.875% 5/30/31 (Reg. S) (b)	EUR	100,000	126,823
Bank of America Corp.:
0.981% 9/25/25 (b)		125,000	125,351
2.456% 10/22/25 (b)		75,000	78,515
Bank of Nova Scotia 0.65% 7/31/24		50,000	50,024
BNP Paribas SA 1.675% 6/30/27 (b)(c)		200,000	200,924
Canadian Imperial Bank of Commerce 0.95% 10/23/25		75,000	74,853
ING Groep NV 1.4% 7/1/26 (b)(c)		200,000	201,239
JPMorgan Chase & Co.:
0.653% 9/16/24 (b)		75,000	75,216
0.768% 8/9/25 (b)		100,000	99,804
Rabobank Nederland 1.004% 9/24/26 (b)(c)		250,000	248,146
Royal Bank of Canada 1.15% 7/14/26		100,000	100,293
Wells Fargo & Co. 0.805% 5/19/25 (b)		50,000	50,213
			1,431,401
Consumer Finance - 0.7%
Toyota Motor Credit Corp. 2.15% 2/13/30		75,000	77,426
Diversified Financial Services - 0.5%
Rexford Industrial Realty LP 2.15% 9/1/31		14,000	13,757
VMED O2 UK Financing I PLC 4.75% 7/15/31 (c)		50,000	51,326
			65,083
Insurance - 2.4%
Metropolitan Life Global Funding I 0.95% 7/2/25 (c)		150,000	150,275
Pacific Life Global Funding II 1.375% 4/14/26 (c)		50,000	50,460
Prudential Financial, Inc. 1.5% 3/10/26		75,000	76,435
			277,170

TOTAL FINANCIALS			1,851,080

INDUSTRIALS - 4.3%
Airlines - 0.1%
British Airways 2021-1 Class A Pass Through Trust equipment trust certificate 2.9% 9/15/36 (c)		7,000	7,077
Building Products - 3.1%
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.75% 9/15/30		200,000	196,543
Owens Corning 3.95% 8/15/29		150,000	170,271
			366,814
Transportation Infrastructure - 1.1%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	100,000	125,096

TOTAL INDUSTRIALS			498,987

INFORMATION TECHNOLOGY - 1.1%
IT Services - 0.6%
MasterCard, Inc. 1.9% 3/15/31		75,000	76,632
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc. 3% 6/20/27		50,000	55,138

TOTAL INFORMATION TECHNOLOGY			131,770

REAL ESTATE - 12.8%
Equity Real Estate Investment Trusts (REITs) - 10.8%
Alexandria Real Estate Equities, Inc. 3.8% 4/15/26		50,000	55,712
Boston Properties, Inc.:
3.4% 6/21/29		125,000	137,165
4.5% 12/1/28		150,000	175,561
Duke Realty LP 2.875% 11/15/29		125,000	133,262
ERP Operating LP:
1.85% 8/1/31		100,000	98,524
4.15% 12/1/28		75,000	86,726
Federal Realty Investment Trust 1.25% 2/15/26		75,000	74,799
Kimco Realty Corp. 2.7% 10/1/30		125,000	129,472
Prologis LP 1.25% 10/15/30		125,000	118,752
UDR, Inc. 1.9% 3/15/33		125,000	118,723
Welltower, Inc. 2.7% 2/15/27		125,000	132,649
			1,261,345
Real Estate Management & Development - 2.0%
CTP BV 0.5% 6/21/25 (Reg. S)	EUR	100,000	118,361
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	100,000	119,427
			237,788

TOTAL REAL ESTATE			1,499,133

UTILITIES - 15.6%
Electric Utilities - 13.8%
Avangrid, Inc. 3.15% 12/1/24		100,000	106,691
Duke Energy Carolinas LLC 3.95% 11/15/28		75,000	85,936
Duke Energy Progress LLC 3.45% 3/15/29		75,000	83,985
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (b)	EUR	100,000	122,503
ENEL Finance International NV 1.375% 7/12/26 (c)		200,000	200,557
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (b)	EUR	100,000	119,757
Georgia Power Co. 3.25% 4/1/26		100,000	108,331
MidAmerican Energy Co. 3.1% 5/1/27		100,000	109,596
NextEra Energy Capital Holdings, Inc. 1.9% 6/15/28		150,000	152,109
Northern States Power Co. 2.25% 4/1/31		125,000	129,229
NSTAR Electric Co.:
3.1% 6/1/51		50,000	53,789
3.25% 5/15/29		75,000	83,084
3.95% 4/1/30		75,000	87,211
Public Service Co. of Colorado 3.7% 6/15/28		75,000	84,481
Southwestern Public Service Co. 3.75% 6/15/49		75,000	87,430
			1,614,689
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp. 2.45% 1/15/31		100,000	100,904
Multi-Utilities - 1.0%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		75,000	82,949
Dominion Energy, Inc. 2.25% 8/15/31		30,000	30,292
			113,241

TOTAL UTILITIES			1,828,834

TOTAL NONCONVERTIBLE BONDS
(Cost $6,872,791)			6,873,428

U.S. Treasury Obligations - 28.0%
U.S. Treasury Bonds:
2% 8/15/51		$50,000	$50,891
2.25% 5/15/41		570,000	609,900
2.375% 5/15/51		260,000	287,138
U.S. Treasury Notes:
0.125% 8/31/23		200,000	199,680
0.25% 6/15/24		200,000	199,375
0.375% 7/15/24		550,000	549,914
0.75% 5/31/26		950,000	950,258
1.25% 8/15/31		173,000	172,108
1.625% 5/15/31		250,000	257,773
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,244,117)			3,277,037

U.S. Government Agency - Mortgage Securities - 0.9%
Freddie Mac - 0.9%
2% 4/1/51
(Cost $101,704)		99,454	101,232

Asset-Backed Securities - 0.4%
Tesla Series 2020-A Class A3, 0.68% 12/20/23 (Cost $50,229)(c)		$50,000	$50,238

Commercial Mortgage Securities - 0.7%
Freddie Mac sequential payer Series 2020-KG03 Class A2, 1.297% 6/25/30 (Cost $84,757)		85,000	84,275

Foreign Government and Government Agency Obligations - 2.4%
German Federal Republic 0% 8/15/30 (Reg. S) (Cost $283,224)	EUR	229,000	283,665

Preferred Securities - 3.2%
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
Telefonica Europe BV 2.502% (Reg. S) (b)(d)	EUR	100,000	121,433
UTILITIES - 2.2%
Electric Utilities - 2.2%
ORSTED A/S 2.25% (Reg. S) (b)(d)	EUR	100,000	125,874
TenneT Holding BV 2.995% (Reg. S) (b)(d)	EUR	100,000	125,697
			251,571
TOTAL PREFERRED SECURITIES
(Cost $382,196)			373,004
		Shares	Value

Money Market Funds - 10.3%
Fidelity Cash Central Fund 0.06% (e)
(Cost $1,205,498)		1,205,257	1,205,498
TOTAL INVESTMENT IN SECURITIES - 104.6%
(Cost $12,224,516)			12,248,377
NET OTHER ASSETS (LIABILITIES) - (4.6)%			(541,207)
NET ASSETS - 100%			$11,707,170

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	1	Dec. 2021	$176,311	$1,361	$1,361

The notional amount of futures sold as a percentage of Net Assets is 1.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	2,000	USD	2,351	BNP Paribas	9/14/21	$11
EUR	2,000	USD	2,360	Brown Brothers Harriman & Co.	9/14/21	2
USD	1,184	EUR	1,000	BNP Paribas	9/14/21	3
USD	1,185	EUR	1,000	BNP Paribas	9/14/21	4
USD	38,837	EUR	33,000	BNP Paribas	9/14/21	(137)
USD	1,580,823	EUR	1,331,000	Citibank NA	9/14/21	8,846
USD	30,536	EUR	26,000	JPMorgan Chase Bank, N.A.	9/14/21	(171)
USD	14,146	EUR	12,000	JPMorgan Chase Bank, N.A.	9/14/21	(27)
USD	31,726	EUR	27,000	Royal Bank Of Canada	9/14/21	(163)
USD	2,373	EUR	2,000	State Street Bank And Tr Co	9/14/21	11
USD	138,480	GBP	100,000	Brown Brothers Harriman & Co.	9/14/21	991
USD	1,386	GBP	1,000	JPMorgan Chase Bank, N.A.	9/14/21	12
USD	142,945	GBP	103,000	State Street Bank And Tr Co	9/14/21	1,330
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$10,712
					Unrealized Appreciation	11,210
					Unrealized Depreciation	(498)

For the period, the average contract value for forward foreign currency contracts was $1,761,643. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Currency Abbreviations

EUR – European Monetary Unit

GBP – British pound

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,160,242 or 9.9% of net assets.

 (d) Security is perpetual in nature with no stated maturity date.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.06%	$--	$13,062,027	$11,856,529	$170	$--	$--	$1,205,498	0.0%
Total	$--	$13,062,027	$11,856,529	$170	$--	$--	$1,205,498

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of August 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$6,873,428	$--	$6,873,428	$--
U.S. Government and Government Agency Obligations	3,277,037	--	3,277,037	--
U.S. Government Agency - Mortgage Securities	101,232	--	101,232	--
Asset-Backed Securities	50,238	--	50,238	--
Commercial Mortgage Securities	84,275	--	84,275	--
Foreign Government and Government Agency Obligations	283,665	--	283,665	--
Preferred Securities	373,004	--	373,004	--
Money Market Funds	1,205,498	1,205,498	--	--
Total Investments in Securities:	$12,248,377	$1,205,498	$11,042,879	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$11,210	$--	$11,210	$--
Futures Contracts	$1,361	$1,361	$--	$--
Total Assets	$12,571	$1,361	$11,210	$--
Liabilities
Forward Foreign Currency Contracts	$(498)	$--	$(498)	$--
Total Liabilities	$(498)	$--	$(498)	$--
Total Derivative Instruments:	$12,073	$1,361	$10,712	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of August 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$11,210	$(498)
Total Foreign Exchange Risk	11,210	(498)
Interest Rate Risk
Futures Contracts(b)	1,361	0
Total Interest Rate Risk	1,361	0
Total Value of Derivatives	$12,571	$(498)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	72.5%
Netherlands	8.6%
Germany	4.5%
United Kingdom	2.8%
Ireland	2.8%
France	2.7%
Canada	1.9%
Denmark	1.1%
Italy	1.1%
Portugal	1.0%
Luxembourg	1.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		August 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,019,018)	$11,042,879
Fidelity Central Funds (cost $1,205,498)	1,205,498
Total Investment in Securities (cost $12,224,516)		$12,248,377
Segregated cash with brokers for derivative instruments		5,666
Cash		39,085
Foreign currency held at value (cost $3,526)		3,537
Receivable for investments sold		52,035
Unrealized appreciation on forward foreign currency contracts		11,210
Receivable for fund shares sold		79,754
Interest receivable		45,495
Distributions receivable from Fidelity Central Funds		47
Receivable for daily variation margin on futures contracts		848
Receivable from investment adviser for expense reductions		23
Total assets		12,486,077
Liabilities
Payable for investments purchased	$773,207
Unrealized depreciation on forward foreign currency contracts	498
Payable for fund shares redeemed	129
Distributions payable	119
Accrued management fee	3,193
Distribution and service plan fees payable	1,010
Other affiliated payables	751
Total liabilities		778,907
Net Assets		$11,707,170
Net Assets consist of:
Paid in capital		$11,613,763
Total accumulated earnings (loss)		93,407
Net Assets		$11,707,170
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($808,830 ÷ 80,086 shares)(a)		$10.10
Maximum offering price per share (100/96.00 of $10.10)		$10.52
Class M:
Net Asset Value and redemption price per share ($808,830 ÷ 80,086 shares)(a)		$10.10
Maximum offering price per share (100/96.00 of $10.10)		$10.52
Class C:
Net Asset Value and offering price per share ($807,545 ÷ 80,001 shares)(a)		$10.09
Fidelity Environmental Bond Fund:
Net Asset Value, offering price and redemption price per share ($7,663,380 ÷ 758,826 shares)		$10.10
Class I:
Net Asset Value, offering price and redemption price per share ($809,258 ÷ 80,128 shares)		$10.10
Class Z:
Net Asset Value, offering price and redemption price per share ($809,327 ÷ 80,139 shares)		$10.10

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period June 15, 2021 (commencement of operations) to August 31, 2021
Investment Income
Interest		$24,619
Income from Fidelity Central Funds		170
Total income		24,789
Expenses
Management fee	$7,522
Transfer agent fees	1,765
Distribution and service plan fees	2,566
Independent trustees' fees and expenses	4
Total expenses before reductions	11,857
Expense reductions	(65)
Total expenses after reductions		11,792
Net investment income (loss)		12,997
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	27,463
Forward foreign currency contracts	5,458
Foreign currency transactions	26,597
Futures contracts	(832)
Total net realized gain (loss)		58,686
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	23,861
Forward foreign currency contracts	10,712
Assets and liabilities in foreign currencies	(124)
Futures contracts	1,361
Total change in net unrealized appreciation (depreciation)		35,810
Net gain (loss)		94,496
Net increase (decrease) in net assets resulting from operations		$107,493

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period June 15, 2021 (commencement of operations) to August 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$12,997
Net realized gain (loss)	58,686
Change in net unrealized appreciation (depreciation)	35,810
Net increase (decrease) in net assets resulting from operations	107,493
Distributions to shareholders	(14,086)
Share transactions - net increase (decrease)	11,613,763
Total increase (decrease) in net assets	11,707,170
Net Assets
Beginning of period	–
End of period	$11,707,170

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Environmental Bond Fund Class A

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.010
Net realized and unrealized gain (loss)	.101
Total from investment operations	.111
Distributions from net investment income	(.011)
Total distributions	(.011)
Net asset value, end of period	$10.10
Total ReturnC,D	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%G
Expenses net of fee waivers, if any	.65%G
Expenses net of all reductions	.65%G
Net investment income (loss)	.50%G
Supplemental Data
Net assets, end of period (000 omitted)	$809
Portfolio turnover rateH	12%I

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Environmental Bond Fund Class M

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.010
Net realized and unrealized gain (loss)	.101
Total from investment operations	.111
Distributions from net investment income	(.011)
Total distributions	(.011)
Net asset value, end of period	$10.10
Total ReturnC,D	1.11%
Ratios to Average Net AssetsE,F
Expenses before reductions	.65%G
Expenses net of fee waivers, if any	.65%G
Expenses net of all reductions	.65%G
Net investment income (loss)	.50%G
Supplemental Data
Net assets, end of period (000 omitted)	$809
Portfolio turnover rateH	12%I

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Environmental Bond Fund Class C

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	(.005)
Net realized and unrealized gain (loss)	.095
Total from investment operations	.090
Distributions from net investment income	–C
Total distributions	–C
Net asset value, end of period	$10.09
Total ReturnD,E	.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.39%H
Expenses net of fee waivers, if any	1.39%H
Expenses net of all reductions	1.39%H
Net investment income (loss)	(.25)%H
Supplemental Data
Net assets, end of period (000 omitted)	$808
Portfolio turnover rateI	12%J

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.0005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Environmental Bond Fund

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.015
Net realized and unrealized gain (loss)	.101
Total from investment operations	.116
Distributions from net investment income	(.016)
Total distributions	(.016)
Net asset value, end of period	$10.10
Total ReturnC	1.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.45%F
Expenses net of fee waivers, if any	.45%F
Expenses net of all reductions	.45%F
Net investment income (loss)	.70%F
Supplemental Data
Net assets, end of period (000 omitted)	$7,663
Portfolio turnover rateG	12%H

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Environmental Bond Fund Class I

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.016
Net realized and unrealized gain (loss)	.100
Total from investment operations	.116
Distributions from net investment income	(.016)
Total distributions	(.016)
Net asset value, end of period	$10.10
Total ReturnC	1.16%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%F
Expenses net of fee waivers, if any	.40%F
Expenses net of all reductions	.40%F
Net investment income (loss)	.74%F
Supplemental Data
Net assets, end of period (000 omitted)	$809
Portfolio turnover rateG	12%H

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Environmental Bond Fund Class Z

Years ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.017
Net realized and unrealized gain (loss)	.101
Total from investment operations	.118
Distributions from net investment income	(.018)
Total distributions	(.018)
Net asset value, end of period	$10.10
Total ReturnC,D	1.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%G
Expenses net of fee waivers, if any	.36%G
Expenses net of all reductions	.36%G
Net investment income (loss)	.78%G
Supplemental Data
Net assets, end of period (000 omitted)	$809
Portfolio turnover rateH	12%I

 A For the period June 15, 2021 (commencement of operations) to August 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended August 31, 2021

1. Organization.

Fidelity Environmental Bond Fund (the Fund) is a fund of Fidelity Income Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Environmental Bond Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective June 21, 2021, Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. Prior to June 21, 2021, Class C shares automatically converted to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions. The Fund normally invests in issuers whose products or services are intended or likely to have a positive environmental impact. Some industries and sectors might be more likely to issue environmental bonds, and events or factors impacting these sectors may have a greater effect on, and may more adversely affect, the Fund than they would a fund that does not invest in issuers with a common purpose. The Fund also will be affected by a decrease in governmental or other support for environmental initiatives.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of August 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of August 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$92,642
Gross unrealized depreciation	(30,673)
Net unrealized appreciation (depreciation)	$61,969
Tax Cost	$12,224,251

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,245
Undistributed long-term capital gain	$317
Net unrealized appreciation (depreciation) on securities and other investments	$61,845

The tax character of distributions paid was as follows:

August 31, 2021(a)
Ordinary Income	$14,086

 (a) For the period June 15, 2021 (commencement of operations) to August 31, 2021.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Foreign Exchange Risk
Forward Foreign Currency Contracts	$5,458	$10,712
Total Foreign Exchange Risk	$5,458	$10,712
Interest Rate Risk
Futures Contracts	$(832)	$1,361
Total Interest Rate Risk	$(832)	$1,361
Totals	$4,626	$12,073

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end and is representative of volume of activity during the period.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Environmental Bond Fund	7,729,544	137,439

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .35% of the Fund's average net assets. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as transfer agent and distribution and service plan fees and other expenses such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$428	$428
Class M	-%	.25%	428	428
Class C	.75%	.25%	1,710	1,710
			$2,566	$2,566

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period there were no sales charges retained by FDC.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Class A	$91.05
Class M	91.05
Class C	91.05
Fidelity Environmental Bond Fund	1,314.10
Class I	91.05
Class Z	87.05
	$1,765

 (a) Annualized

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2022. Some expenses, for example the compensation of the independent Trustees are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class Z	.36%	$65

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Year ended August 31, 2021(a)
Distributions to shareholders
Class A	$866
Class M	865
Class C	9
Fidelity Environmental Bond Fund	9,655
Class I	1,288
Class Z	1,403
Total	$14,086

 (a) For the period June 15, 2021 (commencement of operations) to August 31, 2021.

9. Share Transactions.

Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended August 31, 2021(a)	Year ended August 31, 2021 (a)
Class A
Shares sold	80,000	$800,000
Reinvestment of distributions	86	866
Net increase (decrease)	80,086	$800,866
Class M
Shares sold	80,000	$800,000
Reinvestment of distributions	86	865
Net increase (decrease)	80,086	$800,865
Class C
Shares sold	80,000	$800,000
Reinvestment of distributions	1	9
Net increase (decrease)	80,001	$800,009
Fidelity Environmental Bond Fund
Shares sold	769,013	$7,712,325
Reinvestment of distributions	936	9,450
Shares redeemed	(11,123)	(112,443)
Net increase (decrease)	758,826	$7,609,332
Class I
Shares sold	80,000	$800,000
Reinvestment of distributions	128	1,288
Net increase (decrease)	80,128	$801,288
Class Z
Shares sold	80,000	$800,000
Reinvestment of distributions	139	1,403
Net increase (decrease)	80,139	$801,403

 (a) For the period June 15, 2021 (commencement of operations) to August 31, 2021.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Income Fund and Shareholders of Fidelity Environmental Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Environmental Bond Fund (one of the funds constituting Fidelity Income Fund, referred to hereafter as the “Fund”) as of August 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 15, 2021 (commencement of operations) to August 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period June 15, 2021 (commencement of operations) to August 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 286 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 15, 2021 to August 31, 2021). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2021 to August 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value August 31, 2021	Expenses Paid During Period-
Fidelity Environmental Bond Fund
Class A	.68%
Actual		$1,000.00	$1,011.10	$1.46B
Hypothetical-C		$1,000.00	$1,021.78	$3.47D
Class M	.68%
Actual		$1,000.00	$1,011.10	$1.46B
Hypothetical-C		$1,000.00	$1,021.78	$3.47D
Class C	1.42%
Actual		$1,000.00	$1,009.00	$3.05B
Hypothetical-C		$1,000.00	$1,018.05	$7.22D
Fidelity Environmental Bond Fund	.45%
Actual		$1,000.00	$1,011.60	$.97B
Hypothetical-C		$1,000.00	$1,022.94	$2.29D
Class I	.43%
Actual		$1,000.00	$1,011.60	$.92B
Hypothetical-C		$1,000.00	$1,023.04	$2.19D
Class Z	.36%
Actual		$1,000.00	$1,011.80	$.77B
Hypothetical-C		$1,000.00	$1,023.39	$1.84D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 77/365 (to reflect the period June 15, 2021 to August 31, 2021).

 C 5% return per year before expenses

 D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of Fidelity Environmental Bond Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Environmental Bond Fund
Class A	10/11/2021	10/08/2021	$0.006
Class C	10/11/2021	10/08/2021	$0.006
Class I	10/11/2021	10/08/2021	$0.006
Class M	10/11/2021	10/08/2021	$0.006
Class Retail	10/11/2021	10/08/2021	$0.006
Class Z	10/11/2021	10/08/2021	$0.006

The fund hereby designates as a capital gain dividend with respect to the taxable year ended August 31, 2021, $317, or, if subsequently determined to be different, the net capital gain of such year.

A total of 27.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Environmental Bond Fund

At its March 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contract and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio  ..In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate out of which FMR will pay all "fund-level" expenses, with certain limited exceptions, and the projected total expense ratio of each class of the fund. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total expense ratio of each class of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. The Board, recognizing that the fund is a new fund and therefore had no historical performance upon which to evaluate the effect of the performance adjustment, noted that it would be able to evaluate its effects in connection with future renewals of the fund's Advisory Contracts.

The Board also noted that FMR has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses, if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 36 bp through December 31, 2022.

Based on its review, the Board concluded that the management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

Economies of Scale.  The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

ENB-ANN-1021
1.9901918.100

Item 2.

Code of Ethics

As of the end of the period, August 31, 2021, Fidelity Income Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Environmental Bond Fund, Fidelity Flex Core Bond Fund, Fidelity Government Income Fund, Fidelity Intermediate Government Income Fund, Fidelity Series Government Bond Index Fund, and Fidelity Total Bond Fund (the “Funds”):

Services Billed by PwC

August 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Environmental Bond Fund	$62,800	$300	$7,400	$100
Fidelity Flex Core Bond Fund	$77,300	$6,200	$9,500	$3,000
Fidelity Government Income Fund	$71,700	$5,600	$9,000	$2,700
Fidelity Intermediate Government Income Fund	$65,200	$5,200	$10,000	$2,400
Fidelity Series Government Bond Index Fund	$57,000	$4,900	$9,600	$2,300
Fidelity Total Bond Fund	$104,200	$8,300	$11,100	$3,900

August 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Environmental Bond Fund	$-	$-	$-	$-
Fidelity Flex Core Bond Fund	$78,300	$6,800	$9,500	$3,700
Fidelity Government Income Fund	$72,500	$6,100	$9,000	$3,300
Fidelity Intermediate Government Income Fund	$63,600	$5,600	$9,000	$3,100
Fidelity Series Government Bond Index Fund	$64,900	$5,600	$9,000	$3,000
Fidelity Total Bond Fund	$107,800	$9,000	$11,100	$4,900

A Amounts may reflect rounding.

B Fidelity Environmental Bond Fund commenced operations on June 15, 2021.

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Total Bond K6 Fund (the “Fund”):

Services Billed by Deloitte Entities

August 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Total Bond K6 Fund	$69,900	$-	$10,000	$1,500

August 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Total Bond K6 Fund	$71,600	$-	$10,500	$1,500

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	August 31, 2021A,B	August 31, 2020A,B
Audit-Related Fees	$8,959,700	$8,940,200
Tax Fees	$11,200	$20,800
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Environmental Bond Fund’s commencement of operations.

Services Billed by Deloitte Entities

	August 31, 2021A	August 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$3,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	August 31, 2021A,B	August 31, 2020A,B
PwC	$14,375,100	$14,140,900
Deloitte Entities	$533,100	$516,600

A Amounts may reflect rounding.

B May include amounts billed prior to Fidelity Environmental Bond Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Income Fund

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	October 21, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	October 21, 2021